UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21038

MLIG Variable Insurance Trust
(Exact name of registrant as specified in charter)

1700 Merrill Lynch Drive, Pennington, NJ		08534
(Address of principal executive offices)		(Zip code)

Barry G. Skolnick 1700 Merrill Lynch Drive Pennington, NJ 08534
(Name and address of agent for service)

Registrant’s telephone number, including area code:	609-274-5390

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2006 to December 31, 2006

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

MLIG Variable
Insurance Trust

Roszel/Lord Abbett Large Cap Value Portfolio

Roszel/Davis Large Cap Value Portfolio

Roszel/BlackRock Relative Value Portfolio

Roszel/Fayez Sarofim Large Cap Core Portfolio

Roszel/AllianceBernstein Large Cap Core Portfolio

Roszel/Loomis Sayles Large Cap Growth Portfolio

Roszel/Rittenhouse Large Cap Growth Portfolio

Roszel/Marsico Large Cap Growth Portfolio

Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio

Roszel/Franklin Mid Cap Growth Portfolio

Roszel/NWQ Small Cap Value Portfolio

Roszel/Delaware Small-Mid Cap Growth Portfolio

Roszel/Lazard International Portfolio

Roszel/William Blair International Portfolio

Roszel/Lord Abbett Government Securities Portfolio

Roszel/BlackRock Fixed-Income Portfolio

Annual Report

December 31, 2006

To Our Shareholders:

The second half of 2006 was good to investors, as we witnessed a fairly dramatic advance in both the U.S. and international stock prices. After a lackluster first half, most equity markets finished the year with double digit returns. Continued economic growth aided by a reversal in energy prices and the end of a long series of rate increases from the Federal Reserve contributed to widespread optimism. Oil, after topping out at over $77 per barrel in July, retraced its entire 2006 rise to finish the year at $61. The absence of further upward pressure on interest rates also sparked a welcome rally in the U.S. bond market.

Healthy levels of economic activity fed continued growth in corporate earnings. Though not as strong as recent years, earnings growth was still respectable and managed to confound many forecasters, who had anticipated a more dramatic slowdown in light of the Federal Reserve's rate increases and a weak housing market. This continued earnings growth helped feed the stock market advance. The S&P 500 registered its low for the year in mid June, then rallied sharply to set a new 5-year high in December. Total return for the year, 15.8%, was entirely attributable to this second half move.

Some performance trends of recent years continued in 2006. Value stocks again outperformed growth – with the Russell 3000 Value index up 22.3% and the Russell 3000 Growth index up only 9.5%. Smaller companies' stocks again outperformed larger – with the Russell 2000 index (the smallest 2000 companies in the Russell 3000) ahead by 18.4%, as the Russell Top 200 index (the 200 largest) advanced 15.5%.

Despite the apparent continuity, there was little underlying consistency to the market's advance, making 2006 a difficult year for stock pickers. Leadership was narrow – most stocks in the S&P 500 were actually up less than the average. Thus the market's overall return depended on good performance from a smaller proportion of stocks than had been the case in recent years. Nor was there any consistency to sector performance. As an example, Telecom, which was best of the ten S&P 500 sectors for 2006, was best in the first quarter, eighth in the second quarter, second in the third quarter and fifth in the fourth quarter. No sector consistently outperformed or underperformed the market over the course of the year.

In 2006 non-U.S. stocks continued to offer superior investment opportunities. Following the U.S. pattern, the MSCI EAFE index came off its mid-June low to post a 26.9% return for the full year. Again as in recent years, the MSCI Emerging Markets index did even better, rising 32.6%.

The end of the Fed's upward pressure on short term rates was the signal for a bond market advance, which saw the yield on the 10-Year Treasury note decline from its 2006 high of 5.2% to finish the year at 4.7%. This was above the 4.4% yield at the end of 2005, but bonds nonetheless posted positive returns for the year. The Merrill Lynch Domestic Master Bond index (a measure of investment grade U.S. bond performance) returned 4.3% in 2006. Mortgages were the top performing sector, returning 5.1%, followed by Corporates at 4.4% and Governments at 3.5%. Because of the Federal Reserve's pressure on the short end of the maturity spectrum, 3-Month Treasury Bills showed a 4.9% return that was competitive with longer-term bonds. Compared to the modest return on investment grade securities, riskier high yield bonds enjoyed their fourth year of good performance. The Merrill Lynch High Yield Master Bond index generated a 2006 return of 11.8%.

In our mid-year letter, we questioned whether the second quarter market correction was the harbinger of a shift toward a late cycle market, in which relative performance would favor higher quality, less risky companies and securities. It was not. Risk takers continued to be rewarded with above average returns in most markets, while more conservative approaches suffered. The combination of frustrated expectations and a difficult market made achieving strong relative performance a challenge, though absolute returns for 2006 were quite attractive.

Roszel Advisors engages in the ongoing review and evaluation of the Trust's sub-advisers, who in turn handle the day-to-day investment of each Portfolio. Roszel Advisors sometimes considers it necessary to recommend a sub-adviser change, when Roszel Advisors believes doing so may help achieve better performance with appropriate risk levels for our shareholders. On September 15, 2006, Davis Advisors assumed responsibility for the Portfolio formerly managed by BKF Asset Management. This action resulted from the departure of BKF's Chief Investment Officer and the announcement that the firm would no longer manage portfolios in this style. The name of the Portfolio has been changed to reflect the new management.

On subsequent pages are individual discussions, from each Portfolio's manager, of the factors that influenced 2006 performance for the individual Portfolios of the MLIG Variable Insurance Trust.

Roszel Advisors, LLC	MLIG Variable Insurance Trust

John R. Manetta	Deborah J. Adler

President and Chief Investment Officer	President

The views expressed in the "Portfolio Manager's Commentary" for each Portfolio of the Trust are those of the Portfolio's sub-adviser and are not necessarily the opinions of Roszel Advisors, LLC or the sub-adviser of any other Portfolio of the Trust. The views and portfolio holdings are as of December 31, 2006, and may have changed since that date.

In addition to historical information, the Portfolio Manager's Commentary for a Portfolio may include forward looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments, and governmental regulations of the Portfolio and its holdings. Such statements are subject to uncertainty and the impact on a Portfolio may be materially different from what is described herein. The sub-adviser of a Portfolio has no obligation to update or revise these statements.

Investment in a Portfolio of the Trust is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular Portfolio, please refer to the prospectus for the Trust.

TABLE OF CONTENTS

Portfolio Expenses, Portfolio Manager's Commentary, Performance Information, Portfolio Summary and Schedules of Investments:

Notes to Performance Information	4

About Your Portfolio's Expenses	5

Roszel/Lord Abbett Large Cap Value Portfolio	7

Roszel/Davis Large Cap Value Portfolio	11

Roszel/BlackRock Relative Value Portfolio	14

Roszel/Fayez Sarofim Large Cap Core Portfolio	17

Roszel/AllianceBernstein Large Cap Core Portfolio	21

Roszel/Loomis Sayles Large Cap Growth Portfolio	25

Roszel/Rittenhouse Large Cap Growth Portfolio	29

Roszel/Marsico Large Cap Growth Portfolio	33

Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	37

Roszel/Franklin Mid Cap Growth Portfolio	40

Roszel/NWQ Small Cap Value Portfolio	44

Roszel/Delaware Small-Mid Cap Growth Portfolio	48

Roszel/Lazard International Portfolio	52

Roszel/William Blair International Portfolio	55

Roszel/Lord Abbett Government Securities Portfolio	58

Roszel/BlackRock Fixed-Income Portfolio	62

Statements of Assets and Liabilities	65

Statements of Operations	69

Statements of Changes in Net Assets	73

Statement of Cash Flows	81

Financial Highlights	82

Notes to Financial Statements	91

Report of Independent Registered Public Accounting Firm	100

Trust Management	101

Federal Tax Information (Unaudited)	104

Approval of Investment Advisory Contracts	105

MLIG Variable Insurance Trust
Notes to Performance Information

Performance information for each Portfolio of the MLIG Variable Insurance Trust as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. "Total Returns Based on a $10,000 Investment" assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

Description of Securities Indexes

Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

Merrill Lynch U.S. Government Master Bond Index measures the performance of U.S. government and government agency bonds.

Morgan Stanley Capital International Inc. ("MSCI") EAFE Index is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2500 Growth Index measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth rates.

Russell Midcap Growth Index measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

MLIG Variable Insurance Trust
About Your Portfolio's Expenses

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners ("contract investment options"). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in shares of the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and are held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges ("contract fees and charges"). If contract fees and charges were included, the costs shown would be higher.

Based on Actual Portfolio Return

The section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period.

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06	Annualized Six-Month Expense Ratio
Roszel/Lord Abbett Large Cap Value Portfolio	$1,000.00	$1,115.60	$5.81	1.09%
Roszel/Davis Large Cap Value Portfolio	1,000.00	1,147.30	5.90	1.09
Roszel/BlackRock Relative Value Portfolio	1,000.00	1,152.20	5.97	1.10
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,000.00	1,107.50	5.84	1.10
Roszel/AllianceBernstein Large Cap Core Portfolio	1,000.00	1,052.70	5.23	1.01
Roszel/Loomis Sayles Large Cap Growth Portfolio	1,000.00	1,062.50	5.51	1.06
Roszel/Rittenhouse Large Cap Growth Portfolio	1,000.00	1,127.30	5.90	1.10
Roszel/Marsico Large Cap Growth Portfolio	1,000.00	1,066.40	5.73	1.10
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	1,000.00	1,127.70	5.68	1.06
Roszel/Franklin Mid Cap Growth Portfolio	1,000.00	1,074.20	5.75	1.10
Roszel/NWQ Small Cap Value Portfolio	1,000.00	1,049.10	5.84	1.13
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,000.00	1,067.70	5.84	1.12
Roszel/Lazard International Portfolio	1,000.00	1,129.40	6.17	1.15
Roszel/William Blair International Portfolio	1,000.00	1,135.70	6.19	1.15
Roszel/Lord Abbett Government Securities Portfolio	1,000.00	1,047.30	4.70	0.91
Roszel/BlackRock Fixed-Income Portfolio	1,000.00	1,041.40	4.89	0.95

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MLIG Variable Insurance Trust
About Your Portfolio's Expenses (concluded)

Based on Hypothetical Return

The section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in shares of the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06	Annualized Six-Month Expense Ratio
Roszel/Lord Abbett Large Cap Value Portfolio	$1,000.00	$1,019.71	$5.55	1.09%
Roszel/Davis Large Cap Value Portfolio	1,000.00	1,019.71	5.55	1.09
Roszel/BlackRock Relative Value Portfolio	1,000.00	1,019.66	5.60	1.10
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,000.00	1,019.66	5.60	1.10
Roszel/AllianceBernstein Large Cap Core Portfolio	1,000.00	1,020.11	5.14	1.01
Roszel/Loomis Sayles Large Cap Growth Portfolio	1,000.00	1,019.86	5.40	1.06
Roszel/Rittenhouse Large Cap Growth Portfolio	1,000.00	1,019.66	5.60	1.10
Roszel/Marsico Large Cap Growth Portfolio	1,000.00	1,019.66	5.60	1.10
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	1,000.00	1,019.86	5.40	1.06
Roszel/Franklin Mid Cap Growth Portfolio	1,000.00	1,019.66	5.60	1.10
Roszel/NWQ Small Cap Value Portfolio	1,000.00	1,019.51	5.75	1.13
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,000.00	1,019.56	5.70	1.12
Roszel/Lazard International Portfolio	1,000.00	1,019.41	5.85	1.15
Roszel/William Blair International Portfolio	1,000.00	1,019.41	5.85	1.15
Roszel/Lord Abbett Government Securities Portfolio	1,000.00	1,020.62	4.63	0.91
Roszel/BlackRock Fixed-Income Portfolio	1,000.00	1,020.42	4.84	0.95

*  These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

In what has become a significant trend, the stock market finished the year with broad strength, as the S&P 1500 Composite Index gained nearly 7% (including dividends) during the fourth quarter 2006, or almost half of the year's total gain. The positive performance turned in by equities occurred despite moderating economic fundamentals, as investors began to price in persistent above trend growth in corporate profits. Indeed, since the market's bottom in 2002, corporate profits have continually outpaced share price gains; meaning investors pay substantially less today for a dollar of earnings than they did four years ago. Even in 2006 with the broad market up in excess of 15% (including dividends), the widely cited price-to-earnings ratio (P/E) narrowed.

The economic backdrop seemed to moderate as the year progressed and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit, in part due to a pay-back from previous years' incentive plans and a general decline in consumer expectations about the future. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late year employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. For the year, employment grew a bit faster than the number of new entrants looking for work, causing the unemployment rate to slip four-tenths of a percent to 4.5% – well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding, so too, did revenue growth. Benefiting from the most handsome margins in decades, earnings actually outpaced revenue growth, acting as a catalyst for equity investors to push many stock prices to new highs, including the Dow Jones Industrial Average. After beginning the year with positive momentum, the market entered a period of consolidation in May. The spring sell-off persisted until mid-July. During the market correction, small-caps, as measured by the S&P 600 SmallCap Index, fell nearly twice (in percent terms) as much as large-caps. Once positive momentum returned, large-capitalized companies led the market higher. For the year, the S&P 100 Index, comprised of large-cap stocks, gained more than 18% (on a total return basis), while the small-cap index matched the broad market with a return of roughly 15%. Mid-capitalization companies trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

Factors Affecting Portfolio Performance

The Roszel Advisors/Lord Abbett Large Cap Value Portfolio underperformed the Russell 1000 Value Index for the twelve-month period ended December 31, 2006. Stock selection within the healthcare sector detracted from the portfolio's performance, with Boston Scientific, a medical instrument and supply company posting a negative return for the period, as uncertainty rose following the company's recall of pacemakers and defibrillators, a risk exposure associated with the acquisition of Guidant in April 2006. Additionally, the portfolio's overweight within the healthcare sector hurt relative performance. Investors became concerned about future healthcare legislation and sold pharmaceutical positions following the November mid-term elections, which unexpectedly resulted in a Democratic majority in both the House and the Senate. Stock selection within the materials and processing sector also detracted as gold stock Newmont Mining underperformed due to issues surrounding its mines abroad. Finally, the portfolio's underweight of the integrated oils sector detracted, as oil prices were at historical highs during the year.

Conversely, stock selection within other energy sectors contributed to relative performance. Demand for Schlumberger's and Baker Hughes' oil services increased, as drilling and oil production heightened throughout the world. Lastly, stock selection within the utilities sector contributed. Comcast Corp., a cable and entertainment provider, reported a surprisingly strong profit increase for the second and third quarters of 2006, exceeding analysts' expectations. Profits were fueled by the company's acquisition of Adelphia's cable properties, which investors viewed positively.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord Abbett & Co. LLC.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Lord Abbett Large Cap Value Portfolio	18.30%	13.44%
S&P 500 Index	15.80%	10.31%
Russell 1000 Value Index	22.25%	13.37%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Exxon Mobil Corp.	6.0%
Procter & Gamble Co.	4.5
Citigroup, Inc.	4.4
General Electric Co.	3.7
Kraft Foods, Inc.	2.8
AT&T, Inc.	2.7
Novartis AG, ADR	2.7
Wyeth	2.6
American International Group, Inc.	2.4
Schlumberger Ltd.	2.3
Total	34.1%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Consumer Staples	19.2%
Financials	17.4
Health Care	16.7
Industrials	13.4
Energy	10.3
Materials	6.3
Telecommunication Services	6.1
Utilities	5.7
Information Technology	3.7
Consumer Discretionary	3.2
Other#	(2.0)
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—102.0%
Consumer Discretionary—3.2%
Media—3.2%
Comcast Corp. (Class A Non-Voting) *	4,441	$185,989
Idearc, Inc. *	214	6,131
News Corp. (Class B)	3,942	87,749
Total Consumer Discretionary		279,869
Consumer Staples—19.2%
Beverages—4.5%
Coca-Cola Co. (The)	2,018	97,369
Coca-Cola Enterprises, Inc.	2,084	42,555
Diageo plc, ADR	1,417	112,382
PepsiCo, Inc.	2,244	140,362
		392,668
Food & Staples Retailing—3.6%
Kroger Co. (The)	8,339	192,381
Wal-Mart Stores, Inc.	2,627	121,315
		313,696
Food Products—4.5%
Campbell Soup Co.	3,817	148,443
Kraft Foods, Inc.	6,890	245,973
		394,416
Household Products—6.6%
Clorox Co.	1,482	95,070
Kimberly-Clark Corp.	1,344	91,325
Procter & Gamble Co.	6,105	392,368
		578,763
Total Consumer Staples		1,679,543
Energy—10.3%
Energy Equipment & Services—2.3%
Schlumberger Ltd.	3,140	198,322
Oil, Gas & Consumable Fuels—8.0%
Chesapeake Energy Corp.	1,299	37,736
Devon Energy Corp.	709	47,560
El Paso Corp.	5,759	87,997
Exxon Mobil Corp.	6,831	523,460
		696,753
Total Energy		895,075
Financials—17.4%
Capital Markets—1.9%
Bank of New York Co., Inc. (The)	4,116	162,047
Commercial Banks—0.8%
SunTrust Banks, Inc.	786	66,378
Diversified Financial Services—7.9%
Bank of America Corp.	3,009	160,651
Citigroup, Inc.	6,915	385,165
JPMorgan Chase & Co.	3,066	148,088
		693,904
Insurance—3.5%
American International Group, Inc.	2,980	213,547
XL Capital Ltd. (Class A)	1,312	94,490
		308,037

	Shares	Value
Thrifts & Mortgage Finance—3.3%
Federal Home Loan Mortgage Corp.	1,937	$131,522
Federal National Mortgage Assn.	2,643	156,968
		288,490
Total Financials		1,518,856
Health Care—16.7%
Biotechnology—0.6%
MedImmune, Inc. *	1,739	56,291
Health Care Equipment & Supplies—3.5%
Baxter International, Inc.	3,505	162,597
Boston Scientific Corp. *	8,198	140,842
		303,439
Pharmaceuticals—12.6%
Bristol-Myers Squibb Co.	3,496	92,015
Johnson & Johnson	1,238	81,733
Merck & Co., Inc.	2,014	87,810
Novartis AG, ADR	4,036	231,828
Pfizer, Inc.	2,802	72,572
Sanofi-Aventis, ADR	2,760	127,429
Schering-Plough Corp.	3,895	92,078
Teva Pharmaceutical Industries Ltd., ADR	2,638	81,989
Wyeth	4,501	229,191
		1,096,645
Total Health Care		1,456,375
Industrials—13.4%
Aerospace & Defense—2.3%
General Dynamics Corp.	1,030	76,580
Raytheon Co.	2,427	128,146
		204,726
Commercial Services & Supplies—1.5%
Waste Management, Inc.	3,465	127,408
Electrical Equipment—1.9%
Emerson Electric Co.	3,659	161,325
Industrial Conglomerates—3.7%
General Electric Co.	8,709	324,062
Machinery—3.0%
Deere & Co.	487	46,299
Eaton Corp.	1,252	94,075
Parker Hannifin Corp.	1,610	123,777
		264,151
Road & Rail—1.0%
Union Pacific Corp.	938	86,315
Total Industrials		1,167,987
Information Technology—3.7%
Computers & Peripherals—2.3%
Hewlett-Packard Co.	2,785	114,714
Sun Microsystems, Inc. *	14,966	81,116
		195,830

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Large Cap Value Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
IT Services—1.4%
Automatic Data Processing, Inc.	2,532	$124,701
Total Information Technology		320,531
Materials—6.3%
Chemicals—1.7%
Monsanto Co.	1,030	54,106
Praxair, Inc.	1,592	94,453
		148,559
Metals & Mining—3.2%
Barrick Gold Corp.	5,220	160,254
Newmont Mining Corp.	2,656	119,918
		280,172
Paper & Forest Products—1.4%
International Paper Co.	3,566	121,601
Total Materials		550,332
Telecommunication Services—6.1%
Diversified Telecommunication Services—6.1%
AT&T, Inc.	6,553	234,270
BellSouth Corp.	1,944	91,582
Sprint Nextel Corp.	2,589	48,906
Verizon Communications, Inc.	4,239	157,860
Total Telecommunication Services		532,618
Utilities—5.7%
Electric Utilities—3.0%
PPL Corp.	2,004	71,823
Progress Energy, Inc.	1,547	75,927
Southern Co. (The)	3,002	110,654
		258,404
Multi-Utilities & Unregulated Power—2.7%
Ameren Corp.	1,607	86,344
PG&E Corp.	3,257	154,154
		240,498
Total Utilities		498,902
Total Common Stocks (Cost—$7,269,934)		8,900,088
Total Investments—102.0% (Cost—$7,269,934)		8,900,088
Other Liabilities in Excess of Assets—(2.0)%		(171,486)
Net Assets 100.0%		$8,728,602

*  Non-income producing security.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

During the twelve-month period ended December 31, 2006, the stock market, as measured by the Standard & Poor's 500® Index (S&P 500), increased by 15.80%. U.S. economic activity, as measured by the gross domestic product (GDP), increased between 2.2% and 5.6% over each of the first three calendar quarters of 2006. Interest rates, as measured by the 10-year Treasury bond, began 2006 a little above 4.4%, peaked in June at about 5.1%, and ended the year just below 4.6%.

Factors Affecting Portfolio Performance

Davis Selected Advisers, L.P. (Davis) began managing the Portfolio on September 15, 2006. During the period from September 15, 2006, through December 31, 2006, the Portfolio increased by 8.44%, compared to its benchmarks, the S&P 500, which increased by 8.04% and the Russell 1000 Index, which increased by 8.13%. The following discussion concerns the period during which Davis managed the Portfolio.

Energy companies were the most important contributors to the Portfolio's performance during the period. The Portfolio benefited from overweighting energy companies, which were the strongest performing sector of the S&P 500. ConocoPhillips and Occidental Petroleum were among the top contributors to performance. Diversified financial and consumer discretionary companies also made important contributions to performance. Two diversified financial companies, Citigroup and American Express, and two consumer discretionary companies, Comcast and Harley-Davidson, were among the top contributors to performance. The Portfolio's largest investment was in insurance companies. While insurance companies made a positive contribution to performance, they under-performed the S&P 500 by a small margin. Berkshire Hathaway and American International Group were among the top contributors to performance and Transatlantic Holdings was among the top detractors from performance. The companies which constituted the top detractors from performance were very diverse, including two consumer staple companies, Wal-Mart and Hershey Foods, two health care companies, Cardinal Health and Caremark, an information technology company, Iron Mountain, and a banking company, Wells Fargo. The Portfolio had approximately 5% of its assets invested in foreign companies at December 31, 2006. As a group, the foreign companies owned by the Portfolio under-performed the S&P 500 during the period.

The discussion above covers the Portfolio's activity between September 15, 2006 to December 31, 2006. Davis began managing this Portfolio, previously managed by BKF Asset Management, on September 15, 2006, and the Portfolio's name was changed from Roszel/BKF Large Cap Value Portfolio to Roszel/Davis Large Cap Value Portfolio. BKF was replaced as sub-adviser because of the departure of its Chief Investment Officer and the announcement that the firm would no longer manage portfolios in this style.

Prior to the management change, from January 1, 2006 through September 14, 2006, the Portfolio returned 11.4%. This compares to a 6.58% advance in the Russell 1000 index, the Portfolio's benchmark. The biggest positive contributors to relative performance were the Portfolio's holdings in the Energy and Health Care sectors, notably investments in Exxon Mobil, Kerr-McGee and Pfizer. The only significant negative was the Materials sector – a loss in Dow Chemical having the largest impact.

The preceding commentary was prepared by the Portfolio's sub-adviser, Davis Selected Advisers, L.P., with the exception of the discussion of performance from January 1, 2006 through September 14, 2006, which was prepared by Roszel Advisors, LLC.

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Davis Large Cap Value Portfolio§	19.81%	10.52%
S&P 500 Index	15.80%	10.31%
Russell 1000 Index	15.46%	10.94%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  §  As of September 15, 2006, Davis Selected Advisers, L.P. assumed responsibility for sub-advising this Portfolio and the Portfolio's name was changed from Roszel/BKF Large Cap Value Portfolio to Roszel/Davis Large Cap Value Portfolio.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
ConocoPhillips	5.8%
American Express Co.	5.6
American International Group, Inc.	5.3
Tyco International Ltd.	5.2
Altria Group, Inc.	5.0
JPMorgan Chase & Co.	4.9
Costco Wholesale Corp.	4.4
Berkshire Hathaway, Inc. (Class B)	4.3
Comcast Corp. (Class A Non-Voting)	4.3
HSBC Holdings plc, ADR	3.4
Total	48.2%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Financials	41.8%
Consumer Staples	15.0
Energy	15.0
Consumer Discretionary	8.8
Industrials	6.4
Information Technology	5.0
Health Care	4.0
Materials	3.5
Telecommunication Services	1.4
Other#	(0.9)
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Davis Large Cap Value Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—100.9%
Consumer Discretionary—8.8%
Automobiles—2.4%
Harley-Davidson, Inc.	900	$63,423
Media—6.4%
Comcast Corp. (Class A Non-Voting) *	2,760	115,589
News Corp. (Class A)	2,680	57,566
		173,155
Total Consumer Discretionary		236,578
Consumer Staples—15.0%
Beverages—1.5%
Diageo plc, ADR	520	41,241
Food & Staples Retailing—6.5%
Costco Wholesale Corp.	2,240	118,429
Wal-Mart Stores, Inc.	1,250	57,725
		176,154
Food Products—0.7%
Hershey Co.	360	17,928
Household Products—1.3%
Procter & Gamble Co.	560	35,991
Tobacco—5.0%
Altria Group, Inc.	1,580	135,596
Total Consumer Staples		406,910
Energy—15.0%
Energy Equipment & Services—1.0%
Transocean, Inc. *	340	27,503
Oil, Gas & Consumable Fuels—14.0%
ConocoPhillips	2,180	156,851
Devon Energy Corp.	1,120	75,130
EOG Resources, Inc.	1,010	63,074
Occidental Petroleum Corp.	1,680	82,034
		377,089
Total Energy		404,592
Financials—41.8%
Capital Markets—1.4%
Ameriprise Financial, Inc.	690	37,605
Commercial Banks—8.7%
HSBC Holdings plc, ADR	990	90,734
Wachovia Corp.	1,093	62,246
Wells Fargo & Co.	2,280	81,077
		234,057
Consumer Finance—5.6%
American Express Co.	2,500	151,675
Diversified Financial Services—9.3%
Citigroup, Inc.	1,330	74,081
JPMorgan Chase & Co.	2,720	131,376
Moody's Corp.	660	45,579
		251,036

	Shares	Value
Insurance—16.8%
American International Group, Inc.	2,010	$144,036
Aon Corp.	620	21,911
Berkshire Hathaway, Inc. (Class B) *	32	117,312
Loews Corp.	1,700	70,499
Progressive Corp. (The)	2,940	71,207
Transatlantic Holdings, Inc.	460	28,566
		453,531
Total Financials		1,127,904
Health Care—4.0%
Health Care Providers & Services—4.0%
Cardinal Health, Inc.	460	29,638
Caremark Rx, Inc.	710	40,548
UnitedHealth Group, Inc.	700	37,611
Total Health Care		107,797
Industrials—6.4%
Commercial Services & Supplies—1.2%
H&R Block, Inc.	1,460	33,638
Industrial Conglomerates—5.2%
Tyco International Ltd.	4,660	141,664
Total Industrials		175,302
Information Technology—5.0%
Computers & Peripherals—0.8%
Dell, Inc. *	840	21,076
IT Services—1.6%
Iron Mountain, Inc. *	1,010	41,753
Software—2.6%
Microsoft Corp.	2,380	71,067
Total Information Technology		133,896
Materials—3.5%
Construction Materials—0.9%
Vulcan Materials Co.	270	24,265
Containers & Packaging—2.6%
Sealed Air Corp.	1,080	70,114
Total Materials		94,379
Telecommunication Services—1.4%
Diversified Telecommunication Services—1.4%
Sprint Nextel Corp.	2,000	37,780
Total Common Stocks (Cost—$2,446,310)		2,725,138
Total Investments—100.9% (Cost—$2,446,310)		2,725,138
Other Liabilities in Excess of Assets—(0.9)%		(23,541)
Net Assets—100%		$2,701,597

* Non-income producing security.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

The softening trend in the U.S. economy which commenced in the second quarter of 2006 continued through the rest of the year, notwithstanding some signs of a pickup in retail sales during December. The final estimate of real GDP (Gross Domestic Product) for the third quarter was 2.0% versus 2.6% for the second quarter, and it is likely that a 2.0% rate will continue for the fourth quarter as well. The housing industry led the softness, with housing starts falling from a three-month average of over 2 million earlier in the year, to 1.6 million starts in November. With existing house prices down 3.2% year-on-year in November, there is a good chance of a decline for 2006 as a whole. Inflation reports are relatively benign, on the whole.

Our view of the global arena is unchanged: the international environment is unlikely to have a negative influence on the U.S. equity market during 2007. Of course, unforeseen developments could change this assessment, for example the imposition during December of restrictions on foreign investment by the Thai government, which caused a one day, 16% correction in the Thai stock market. Uncertainty in the Middle East is increased by the growing sectarian violence in Iraq, while Iran continues to spook markets with its threats of developing a nuclear capability. China and India remain engines of global economic growth, although the tensions between rural and urban areas in China could have an impact on the political situation.

At of the beginning of 2007, the economic prospects for the U.S. seem to provide a positive backdrop for equities, with economic growth likely to remain in the 2%-3% range. We regard this rate of growth as sufficient to promote a reasonable, if slowing, rate of profits growth for the economy as a whole while not exacerbating inflationary pressures. A modestly weaker U.S. economy and slower global growth should keep commodity prices, with copper in particular, under downward pressure. Energy prices should also remain under pressure in our view, due to slowing demand growth at a time when supplies, most notably non-OPEC oil, should be strengthening. With this background, the Federal Open Market Committee is likely to remain on hold in coming months.

Factors Affecting Portfolio Performance

Our BlackRock Relative Value's performance reflected the rotation to higher quality, larger cap stocks, throughout 2006. For the full year, the portfolio increased by 19.95%, as compared with 22.25% for the Russell 1000 Value Index® and 15.80% for the Standard & Poor's 500 Index®.

Because of the strong returns in the large cap value space, holding any cash was a drag on performance. Our performance was also held back by the performance of Wal-Mart and Sara Lee, the strength of the brokerage stocks Merrill Lynch, Goldman Sachs and Morgan Stanley in the benchmark which caused relative underperformance in Financials and not owning Bellsouth (+80%) and AT&T (+53%) which generated returns of almost 40% in the Telecom sector. This offset strong out-performance in Consumer Discretionary (Limited), Healthcare (Merck) and Technology (Cisco, Hewlett-Packard). In the largest active weights in the portfolio, Healthcare and Technology, despite adverse sector trends generating negative allocation effect, the stock selection was positive and benefited the portfolio.

Reductions in the Energy weighting undertaken throughout 2006, reflect our continuing belief that oil prices could remain under pressure over the near term. Subsequent to the Democrats gaining control of both the House and Senate in the November election results, we initiated a further reduction in Health Care – namely from Merck and Wyeth – due to our belief that the change of control would result in increased headline risk. Other trims reflect our consistent discipline of trimming positions following substantial appreciation.

Increases in our weighting in Financials are based in part on a new position in Countrywide Financial, which we view as an attractive means of participating in housing, which has been under severe pressure, indirectly through the mortgage banking business. We initiated a position in Sprint, which offers strong participation in wireless and global communications markets at an attractive valuation on a historic basis. We also established positions in Wal-Mart and Intel. The main appeal of Wal-Mart is its aggressive restructuring of the Company's American operations, along with valuations. Intel has taken aggressive steps to keep the company's leadership position in semiconductors by restructuring, product introductions and more efficient manufacturing processes.

The preceding commentary was prepared by the Portfolio's sub-adviser, BlackRock Investment Management, LLC.

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/BlackRock Relative Value Portfolio§	19.95%	12.02%
S&P 500 Index	15.80%	10.31%
Russell 1000 Value Index	22.25%	13.37%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  §  As of November 17, 2006, BlackRock Investment Management, LLC assumed responsibility for sub-advising this Portfolio and the Portfolio's name was changed from Roszel/MLIM Relative Value Portfolio to Roszel/BlackRock Relative Value Portfolio.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
American International Group, Inc.	4.3%
Wal-Mart Stores, Inc.	4.0
General Electric Co.	4.0
Baxter International, Inc.	4.0
Wachovia Corp.	3.9
Intel Corp.	3.9
Federal National Mortgage Assn.	3.9
Citigroup, Inc.	3.8
Bank of America Corp.	3.7
Abbott Laboratories	3.6
Total	39.1%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Financials	33.8%
Health Care	13.2
Information Technology	11.0
Consumer Staples	9.6
Industrials	9.5
Energy	6.6
Consumer Discretionary	5.8
Telecommunication Services	4.6
Materials	4.2
Utilities	2.0
Other#	(0.3)
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/BlackRock Relative Value Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—100.3%
Consumer Discretionary—5.8%
Media—3.4%
CBS Corp. (Class B)	13,300	$414,694
Specialty Retail—1.2%
Limited Brands, Inc.	5,000	144,700
Textiles, Apparel & Luxury Goods—1.2%
Hanesbrands, Inc. *	6,225	147,035
Total Consumer Discretionary		706,429
Consumer Staples—9.6%
Food & Staples Retailing—4.0%
Wal-Mart Stores, Inc.	10,600	489,508
Food Products—3.0%
Sara Lee Corp.	21,100	359,333
Household Products—2.6%
Kimberly-Clark Corp.	4,700	319,365
Total Consumer Staples		1,168,206
Energy—6.6%
Oil, Gas & Consumable Fuels—6.6%
Chevron Corp.	3,400	250,002
ConocoPhillips	2,110	151,814
Exxon Mobil Corp.	5,200	398,476
Total Energy		800,292
Financials—33.8%
Capital Markets—1.6%
Lehman Brothers Holdings, Inc.	2,500	195,300
Commercial Banks—7.0%
U.S. Bancorp	10,000	361,900
Wachovia Corp.	8,400	478,380
		840,280
Diversified Financial Services—7.5%
Bank of America Corp.	8,300	443,137
Citigroup, Inc.	8,300	462,310
		905,447
Insurance—9.3%
Allstate Corp. (The)	4,500	292,995
American International Group, Inc.	7,200	515,952
Hartford Financial Services Group, Inc.	3,400	317,254
		1,126,201
Thrifts & Mortgage Finance—8.4%
Countrywide Financial Corp.	7,500	318,375
Federal National Mortgage Assn.	7,900	469,181
Washington Mutual, Inc.	5,130	233,364
		1,020,920
Total Financials		4,088,148
Health Care—13.2%
Health Care Equipment & Supplies—4.0%
Baxter International, Inc.	10,400	482,456

	Shares	Value
Pharmaceuticals—9.2%
Abbott Laboratories	9,000	$438,390
Bristol-Myers Squibb Co.	12,800	336,896
Merck & Co., Inc.	4,100	178,760
Wyeth	3,200	162,944
		1,116,990
Total Health Care		1,599,446
Industrials—9.5%
Aerospace & Defense—3.2%
Honeywell International, Inc.	8,500	384,540
Industrial Conglomerates—4.0%
General Electric Co.	13,100	487,451
Machinery—2.3%
Ingersoll-Rand Co. Ltd. (Class A)	7,100	277,823
Total Industrials		1,149,814
Information Technology—11.0%
Communications Equipment—3.4%
Cisco Systems, Inc. *	15,200	415,416
Office Electronics—3.6%
Xerox Corp. *	25,600	433,920
Semiconductors & Semiconductor Equipment—4.0%
Intel Corp.	23,600	477,900
Total Information Technology		1,327,236
Materials—4.2%
Chemicals—2.3%
E.l. Du Pont de Nemours & Co.	5,700	277,647
Metals & Mining—1.9%
Alcoa, Inc.	7,700	231,077
Total Materials		508,724
Telecommunication Services—4.6%
Diversified Telecommunication Services—3.2%
Verizon Communications, Inc.	10,300	383,572
Wireless Telecommunication Services—1.4%
Sprint Nextel Corp.	9,300	175,677
Total Telecommunication Services		559,249
Utilities—2.0%
Electric Utilities—2.0%
FPL Group, Inc.	4,376	238,142
Total Common Stocks (Cost—$9,724,927)		12,145,686
Total Investments 100.3% (Cost—$9,724,927)		12,145,686
Other Liabilities in Excess of Assets—(0.3)%		(30,760)
Net Assets 100.0%		$12,114,926

*  Non-income producing security.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

The economic slowdown in 2006 was pronounced and orderly. If the five-year-old expansion showed some significant signs of strain, most notably in the slumping housing market and sluggish auto sector, it nonetheless defied pessimistic forecasts. US equity markets, buoyed by a spirited second-half rally, also surpassed expectations despite a raft of worrisome news from abroad and the mid-term election upset at home. Growth around the world was solid. Central banks' tightening did little to crimp liquidity. Companies, flush with cash, bought back record amounts of shares. Merger and acquisition activity topped previous totals, and private equity firms chased ever larger deals.

Housing, which has been a major source of job and wealth creation in this cycle, remains central to the outlook in 2007. Early signs that housing markets may be stabilizing are hopeful, but, at this juncture, unconvincing. Even if the direct impact of housing on GDP begins to recede, the extent and timing of the indirect wealth effects on consumer spending are still unknown. The evidence provided by holiday sales is somewhat mixed. Sales were decent, but less robust than last year. Consumers, especially at the low end, seem particularly price-sensitive. Financial innovations of recent years and the changes in the way we save and borrow make it all the more difficult to predict the spillover effect of the housing downturn on consumer behavior and the rest of the economy.

We project the US economy will continue to moderate in 2007 and expect the orderly slowdown will diffuse inflationary pressures. However, this projected pattern may continue to be interrupted by occasional inflation or growth scares. We believe a recession will be avoided. Unemployment is low. Steady job growth and wage increases should enable consumers to make gradual adjustments in spending and saving. Furthermore, the strength of corporate balance sheets suggests a constructive outlook for hiring and capital spending despite some restraint from the projected slowdown in final sales. It is noteworthy that in recent years recessions have become more infrequent and milder than in the sixties, seventies and early eighties.

Factors Affecting Portfolio Performance

Portfolio results for the full year, while very attractive on an absolute basis, modestly trailed the benchmark. Sector allocation decisions, most notably the substantial overweight in energy, buoyed relative returns. After leading the market in both 2004 and 2005, energy was the second strongest S&P sector in 2006. Relative results benefited not only from our marked emphasis on the sector but also from our focus on the major international oils, which outperformed their industry peers. Stock selection among health care and consumer discretionary issues also added value. The S&P 500 technology sector noticeably underperformed the market for the year. Our under-representation in the sector aided relative results, but this effect was more than offset by weakness in key holdings. The void in the small but top-performing telecommunications sector also penalized relative returns. Leading portfolio issues in 2006 included Hilton Hotels, Merck, News Corp., Exxon Mobil, McDonalds, Ameriprise, and Chevron.

The performance gap between high quality large caps and smaller, riskier issues narrowed in 2006, and we expect the returns of large caps will overtake those of smaller stocks in upcoming quarters as the domestic economy continues to slow. Profits of large caps have not been rewarded in recent years; consequently valuations are quite reasonable. S&P 500 earnings have increased some 80% so far in this decade while the Index is essentially flat. Corporate earnings power is projected to become even more concentrated in high quality multinationals as industry consolidations increase and these dominant companies extend their penetration of world markets. In the most recently measured ten-year period, US sales through overseas affiliates tripled while domestic sales less than doubled. Our strategic focus on companies with significant overseas exposure, stable growth profiles and reasonable valuations should prove increasingly rewarding in the new year.

The preceding commentary was prepared by the Portfolio's sub-adviser, Fayez Sarofim & Co.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Fayez Sarofim Large Cap Core Portfolio	13.10%	8.02%
S&P 500 Index	15.80%	10.31%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Exxon Mobil Corp.	5.3%
General Electric Co.	5.2
Altria Group, Inc.	5.0
Citigroup, Inc.	4.5
ConocoPhillips	3.3
Chevron Corp.	3.1
Procter & Gamble Co.	2.9
PepsiCo, Inc.	2.8
Johnson & Johnson	2.8
Coca - Cola Co. (The)	2.7
Total	37.6%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Consumer Staples	22.2%
Energy	19.9
Financials	16.0
Industrials	11.0
Health Care	9.3
Consumer Discretionary	9.2
Information Technology	7.5
Materials	0.9
Telecommunication Services	0.5
Other#	3.5
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—96.5%
Consumer Discretionary—9.2%
Hotels, Restaurants & Leisure—2.1%
Hilton Hotels Corp.	445	$15,530
McDonald's Corp.	317	14,053
		29,583
Media—4.2%
McGraw-Hill Cos., Inc. (The)	454	30,881
News Corp. (Class A)	981	21,072
Viacom, Inc. (Class B) *	155	6,360
		58,313
Multiline Retail—1.4%
Target Corp.	340	19,397
Specialty Retail—1.5%
Home Depot, Inc.	503	20,200
Total Consumer Discretionary		127,493
Consumer Staples—22.2%
Beverages—6.3%
Anheuser-Busch Cos., Inc.	229	11,267
Coca-Cola Co. (The)	768	37,056
PepsiCo, Inc.	630	39,406
		87,729
Food & Staples Retailing—4.8%
Sysco Corp.	385	14,152
Wal-Mart Stores, Inc.	421	19,442
Walgreen Co.	585	26,846
Whole Foods Market, Inc.	120	5,632
		66,072
Food Products—2.3%
Nestle SA, ADR (Registered)	362	32,218
Household Products—2.9%
Procter & Gamble Co.	627	40,297
Personal Products—0.9%
Estee Lauder Cos., Inc. (The)	310	12,654
Tobacco—5.0%
Altria Group, Inc.	808	69,343
Total Consumer Staples		308,313
Energy—19.9%
Energy Equipment & Services—1.9%
Halliburton Co.	455	14,128
Transocean, Inc.*	140	11,325
		25,453
Oil, Gas & Consumable Fuels—18.0%
BP plc, ADR	317	21,271
Chevron Corp.	594	43,677
ConocoPhillips	644	46,336
Exxon Mobil Corp.	957	73,335
Hess Corp.	225	11,153
Occidental Petroleum Corp.	290	14,161
Royal Dutch Shell plc, ADR	245	17,343
Total SA, ADR	320	23,014
		250,290
Total Energy		275,743

	Shares	Value
Financials—16.0%
Capital Markets—2.5%
Ameriprise Financial, Inc.	215	$11,717
Morgan Stanley	285	23,208
		34,925
Commercial Banks—2.0%
HSBC Holdings plc, ADR	305	27,953
Consumer Finance—3.0%
American Express Co.	456	27,666
Capital One Financial Corp.	175	13,443
		41,109
Diversified Financial Services—7.5%
Bank of America Corp.	497	26,535
Citigroup, Inc.	1,124	62,607
JPMorgan Chase & Co.	317	15,311
		104,453
Insurance—1.0%
American International Group, Inc.	196	14,045
Total Financials		222,485
Health Care—9.3%
Health Care Providers and Services—0.9%
UnitedHealth Group, Inc.	235	12,626
Pharmaceuticals—8.4%
Abbott Laboratories	618	30,103
Eli Lilly & Co.	228	11,879
Johnson & Johnson	593	39,150
Merck & Co., Inc.	288	12,557
Pfizer, Inc.	885	22,921
		116,610
Total Health Care		129,236
Industrials—11.0%
Aerospace & Defense—1.2%
United Technologies Corp.	280	17,506
Air Freight & Logistics—1.6%
United Parcel Service, Inc. (Class B)	296	22,194
Construction & Engineering—0.7%
Fluor Corp.	120	9,798
Electrical Equipment—1.4%
Emerson Electric Co.	428	18,870
Industrial Conglomerates—5.2%
General Electric Co.	1,927	71,704
Machinery—0.9%
Caterpillar, Inc.	210	12,879
Total Industrials		152,951
Information Technology—7.5%
Communications Equipment—0.5%
Qualcomm, Inc.	190	7,180
Internet Software & Services—0.8%
Yahoo!, Inc. *	430	10,982

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Fayez Sarofim Large Cap Core Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
IT Services—1.4%
Automatic Data Processing, Inc.	400	$19,700
Semiconductors & Semiconductor Equipment—2.5%
Intel Corp.	1,445	29,262
Texas Instruments, Inc.	190	5,472
		34,734
Software—2.3%
Microsoft Corp.	1,035	30,905
Total Information Technology		103,501
Materials—0.9%
Chemicals—0.9%
Praxair, Inc.	215	12,756
Telecommunication Services—0.5%
Wireless Telecommunication Services—0.5%
Sprint Nextel Corp.	340	6,423
Total Common Stocks (Cost—$1,185,007)		1,338,901

	Principal Amount	Value
Short-Term Securities—5.2%
Repurchase Agreement **—5.2%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $72,874 (Cost—$72,833)	$72,833	$72,833
Total Investments—101.7% (Cost—$1,257,840)		1,411,734
Other Liabilities in Excess of Assets—(1.7)%		(24,224)
Net Assets—100.0%		$1,387,510

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

2006 was a volatile year as the markets overcame a sharp correction mid-year to finish with impressive returns. For the year, the S&P 500 finished up 15.8% and the NASDAQ up 9.5%. Telecommunications, energy and consumer discretionary did best, while healthcare, consumer staples and industrials were the worst performing sectors.

Factors Affecting Portfolio Performance

Our return for the year of approximately 1.8% came in below the S&P 500. Amazon, XM Satellite Radio and Apollo subtracted most from performance as investors exhibited a short-term focus, punishing companies that missed expectations, especially those with earnings more heavily weighted towards future periods. Wynn Resorts, NYSE Group, and Research In Motion added most to performance. On the sector side, our large overweight in technology and large underweight in energy detracted most from performance. The sector decisions adding most to performance were our overweight in telecommunications and the underweight in industrials.

The preceding commentary was prepared by the Portfolio's sub-adviser, AllianceBernstein L.P.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/AllianceBernstein Large Cap Core Portfolio	1.84%	5.40%
S&P 500 Index	15.80%	10.31%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
General Electric Co.	3.8%
Qualcomm,Inc.	3.8
Wal-Mart Stores, Inc.	3.6
Merck & Co., Inc.	3.3
Juniper Networks, Inc.	3.0
NYSE Group, Inc.	2.8
Chicago Mercantile Exchange Holdings, Inc.	2.8
Genentech, Inc.	2.8
Wyeth	2.7
Level 3 Communications, Inc.	2.7
Total	31.3%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes other assets short-term securities and less liabilities.

Holdings by Sector	Percentage of Net Assets
Information Technology	28.9%
Financials	18.2
Consumer Discretionary	17.0
Health Care	13.6
Consumer Staples	5.7
Industrials	4.8
Telecommunication Services	4.0
Materials	2.2
Energy	1.3
Other#	4.3
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—95.7%
Consumer Discretionary—17.0%
Auto Components—1.5%
Johnson Controls, Inc.	261	$22,425
Automobiles—2.1%
Toyota Motor Corp., ADR	230	30,891
Diversified Consumer Services—2.1%
Apollo Group, Inc. (Class A) *	769	29,968
Hotels, Restaurants & Leisure—2.3%
Wynn Resorts Ltd.	180	16,893
Yum! Brands, Inc.	280	16,464
		33,357
Media—6.6%
News Corp. (Class A)	1,510	32,435
Time Warner, Inc.	660	14,375
Walt Disney Co.	450	15,421
XM Satellite Radio Holdings, Inc. (Class A) *	2,387	34,492
		96,723
Multiline Retail—1.0%
Kohl's Corp. *	215	14,713
Specialty Retail—1.4%
Best Buy Co., Inc.	425	20,906
Total Consumer Discretionary		248,983
Consumer Staples—5.7%
Food & Staples Retailing—3.5%
Wal-Mart Stores, Inc.	1,130	52,183
Household Products—2.2%
Procter & Gamble Co.	498	32,007
Total Consumer Staples		84,190
Energy—1.3%
Energy Equipment & Services—1.3%
Schlumberger Ltd.	290	18,316
Financials—18.2%
Capital Markets—7.1%
Charles Schwab Corp. (The)	1,743	33,710
Goldman Sachs Group, Inc.	85	16,945
Legg Mason, Inc.	185	17,584
Northern Trust Corp.	220	13,352
TD Ameritrade Holding Corp.	1,392	22,522
		104,113
Consumer Finance—1.7%
American Express Co.	406	24,632
Diversified Financial Services—7.5%
Chicago Mercantile Exchange Holdings, Inc.	80	40,780
JPMorgan Chase & Co.	590	28,497
NYSE Group, Inc. *	420	40,824
		110,101
Insurance—1.9%
American International Group, Inc.	405	29,022
Total Financials		267,868

	Shares	Value
Health Care—13.6%
Biotechnology—5.3%
Genentech, Inc. *	500	$40,565
Gilead Sciences, Inc. *	575	37,335
		77,900
Life Sciences Tools & Services—2.3%
Applera Corp. - Applied Biosystems Group	912	33,461
Pharmaceuticals—6.0%
Merck & Co., Inc.	1,120	48,832
Wyeth	775	39,463
		88,295
Total Health Care		199,656
Industrials—4.8%
Airlines—1.0%
AMR Corp. *	460	13,906
Industrial Conglomerates—3.8%
General Electric Co.	1,510	56,187
Total Industrials		70,093
Information Technology—28.9%
Communications Equipment—8.9%
JDS Uniphase Corp. *	1,902	31,687
Juniper Networks, Inc. *	2,303	43,619
Qualcomm, Inc.	1,460	55,174
		130,480
Computers & Peripherals—3.7%
Apple Computer, Inc. *	230	19,513
Network Appliance, Inc. *	560	21,997
Sun Microsystems, Inc. *	2,450	13,279
		54,789
Internet Software & Services—3.0%
eBay, Inc. *	973	29,258
Google, Inc. (Class A) *	30	13,814
		43,072
Semiconductors & Semiconductor Equipment—9.4%
Advanced Micro Devices, Inc. *	1,547	31,481
Applied Materials, Inc.	1,520	28,044
Broadcom Corp. (Class A) *	1,141	36,866
Kla-Tencor Corp.	444	22,089
Lam Research Corp. *	380	19,236
		137,716
Software—3.9%
Adobe Systems, Inc. *	551	22,657
NAVTEQ Corp. *	1,000	34,970
		57,627
Total Information Technology		423,684
Materials—2.2%
Chemicals—2.2%
Monsanto Co.	625	32,831

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/AllianceBernstein Large Cap Core Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
Telecommunication Services—4.0%
Diversified Telecommunication Services—4.0%
Level 3 Communications, Inc. *	6,950	$38,920
Verizon Communications, Inc.	550	20,482
Total Telecommunication Services		59,402
Total Common Stocks (Cost—$1,295,896)		1,405,023

	Principal Amount	Value
Short-Term Securities—1.9%
Repurchase Agreement **—1.9%
Nomura Securities International, Inc., 5.02%, dated 12/29/06 due 01/02/07, total to be received $28,278 (Cost—$28,262)	$28,262	$28,262
Total Investments—97.6% (Cost—$1,324,158)		1,433,285
Other Assets Less Liabilities—2.4%		35,303
Net Assets 100.0%		$1,468,588

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

The latter half of 2006 proved to be more favorable to the equity markets than the first half. The potential end of the Federal Reserve's interest rate tightening cycle, diminished inflation concerns, falling commodity prices and solid corporate earnings growth in the second and third quarters helped reverse negative sentiment plaguing equity markets in the spring.

Factors Affecting Portfolio Performance

For 2006, the Portfolio underperformed its Benchmark, the Russell 1000 Growth Index, due to poor stock selection in the healthcare, consumer discretionary and other energy sectors. Partially offsetting underperformance were an overweight position in financial services and stock selection in technology.

In healthcare, St. Jude Medical and UnitedHealth Group were the largest detractors from performance. St. Jude Medical fell after missing earnings estimates in April citing a slowdown of its ICD devices. UnitedHealth Group's CEO was under investigation for backdating stock options, and later terminated, which put pressure on the stock earlier in the year. Ebay and Chico's were the largest detractors from the consumer discretionary sector. Ebay fell significantly after the company issued a disappointing outlook for 2006 and guided earnings down, signaling a slowing growth environment as competition was stiffening and costs to enhance online security were growing. The stock was subsequently sold from the portfolio. Shares of Chico's fell after the company announced that investments in some brands could hurt earnings for the year. Halliburton was our worst performing stock from the energy sector as a large decline in natural gas prices marred the stock.

In financial services, CB Richard Ellis and Goldman Sachs were the top contributors to the Portfolio's performance. CB Richard Ellis reported strong quarters throughout the year, handily beating consensus estimates as profits accelerated faster than expected. Increased leasing and property management drove performance both domestically and overseas; offsetting the expected slowdown in investment sales. Goldman Sachs reported its most profitable year ever, beating estimates throughout the year. Assets under management reached record highs, trading and investment banking revenues exceeded expectations and the company enjoyed gains from its proprietary investments domestically and overseas, primarily from China.

There were important shifts to the Portfolio's active over/underweights versus the Benchmark during the year. We significantly decreased our weight in the healthcare sector, which left us underweight the Benchmark at year-end. Within healthcare, we sold positions in the healthcare services and medical technology industries, both of which were strong contributors to the Portfolio's return over the past several years. We also slightly reduced our weights in consumer discretionary, although we remain slightly overweight in this sector versus the Benchmark. We added the most weight to the technology sector in 2006. We moved to an overweight position from a neutral position earlier in the year. The majority of new names in this sector were mega-cap liquid technology companies exhibiting excellent growth fundamentals.

The preceding commentary was prepared by the Portfolio's sub-adviser, Loomis Sayles & Co.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Loomis Sayles Large Cap Growth Portfolio	(4.04)%	5.74%
S&P 500 Index	15.80%	10.31%
Russell 1000 Growth Index	9.08%	8.47%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Google, Inc. (Class A)	3.9%
Cisco Systems, Inc.	3.9
Goldman Sachs Group, Inc.	2.9
Apple Computer, Inc.	2.8
Microsoft Corp.	2.7
Johnson & Johnson	2.6
CB Richard Ellis Services, Inc.	2.5
Oracle Corp.	2.4
CVS Corp.	2.2
Network Appliance, Inc.	2.2
Total	28.1%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Information Technology	29.4%
Financials	16.9
Consumer Discretionary	15.6
Health Care	13.7
Consumer Staples	5.6
Industrials	4.2
Energy	2.9
Materials	1.2
Other#	10.5
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—89.5%
Consumer Discretionary—15.6%
Hotels, Restaurants & Leisure—2.7%
Las Vegas Sands Corp. *	245	$21,922
Starwood Hotels & Resorts Worldwide, Inc.	220	13,750
		35,672
Media—5.8%
Comcast Corp. (Class A) *	665	28,150
McGraw-Hill Cos., Inc. (The)	370	25,167
News Corp. (Class A)	1,185	25,454
		78,771
Multiline Retail—2.8%
Kohl's Corp. *	245	16,765
Nordstrom, Inc.	420	20,723
		37,488
Specialty Retail—2.3%
American Eagle Outfitters, Inc.	480	14,981
Best Buy Co., Inc.	320	15,741
		30,722
Textiles, Apparel & Luxury Goods—2.0%
Coach, Inc. *	640	27,494
Total Consumer Discretionary		210,147
Consumer Staples—5.6%
Beverages—1.8%
PepsiCo, Inc.	395	24,707
Food & Staples Retailing—2.2%
CVS Corp.	965	29,828
Household Products—1.6%
Procter & Gamble Co.	320	20,567
Total Consumer Staples		75,102
Energy—2.9%
Energy Equipment & Services—1.5%
Halliburton Co.	640	19,872
Oil, Gas & Consumable Fuels—1.4%
XTO Energy, Inc.	420	19,761
Total Energy		39,633
Financials—16.9%
Capital Markets—9.0%
Goldman Sachs Group, Inc.	195	38,873
Lehman Brothers Holdings, Inc.	306	23,905
Morgan Stanley	295	24,022
Nuveen Investments, Inc. (Class A)	370	19,195
T. Rowe Price Group, Inc.	345	15,101
		121,096
Diversified Financial Services—2.8%
Chicago Mercantile Exchange Holdings, Inc.	50	25,487
NYSE Group, Inc. *	125	12,150
		37,637

	Shares	Value
Insurance—2.6%
American International Group, Inc.	270	$19,348
Chubb Corp.	295	15,609
		34,957
Real Estate—2.5%
CB Richard Ellis Services, Inc. (Class A) *	1,035	34,362
Total Financials		228,052
Health Care—13.7%
Biotechnology—5.1%
Celgene Corp. *	320	18,410
Genentech, Inc. *	266	21,580
Gilead Sciences, Inc. *	445	28,894
		68,884
Health Care Equipment & Supplies—2.2%
Baxter International, Inc.	345	16,005
Medtronic, Inc.	245	13,110
		29,115
Health Care Providers & Services—2.4%
UnitedHealth Group, Inc.	250	13,433
WellPoint, Inc. *	245	19,279
		32,712
Pharmaceuticals—4.0%
Abbott Laboratories	370	18,022
Johnson & Johnson	540	35,651
		53,673
Total Health Care		184,384
Industrials—4.2%
Aerospace & Defense—2.2%
Precision Castparts Corp.	370	28,964
Air Freight & Logistics—1.0%
Expeditors International of Washington, Inc.	345	13,972
Commercial Services and Supplies—1.0%
Monster Worldwide, Inc. *	295	13,759
Total Industrials		56,695
Information Technology—29.4%
Communications Equipment—4.9%
Cisco Systems, Inc. *	1,900	51,927
Qualcomm, Inc.	388	14,662
		66,589
Computers & Peripherals—5.0%
Apple Computer, Inc. *	452	38,348
Network Appliance, Inc. *	740	29,067
		67,415
Internet Software & Services—5.4%
Akamai Technologies, Inc. *	395	20,983
Google, Inc. (Class A) *	113	52,034
		73,017

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Loomis Sayles Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
IT Services—3.4%
Alliance Data Systems Corp. *	295	$18,429
Cognizant Technology Solutions Corp., (Class A) *	354	27,314
		45,743
Semiconductors & Semiconductor Equipment—2.4%
Intel Corp.	465	9,416
Nvidia Corp. *	615	22,761
		32,177
Software—8.3%
Adobe Systems, Inc. *	370	15,214
BEA Systems, Inc. *	865	10,882
Microsoft Corp.	1,210	36,131
Oracle Corp. *	1,925	32,994
Symantec Corp. *	790	16,472
		111,693
Total Information Technology		396,634
Materials—1.2%
Metals and Mining—1.2%
Allegheny Technologies, Inc.	175	15,869
Total Common Stocks (Cost—$1,109,856)		1,206,516

	Principal Amount	Value
Short-Term Securities—1.3%
Repurchase Agreement **—1.3%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $17,654 (Cost—$17,644)	$17,644	$17,644
Total Investments—90.8% (Cost—$1,127,500)		1,224,160
Other Assets Less Liabilities—9.2%		123,952
Net Assets—100.0%		$1,348,112

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

Investor sentiment continued to improve as 2006 came to a close, supported by strong corporate earnings, benign inflationary trends, and stable interest rates and energy prices. Economic conditions softened just enough to reduce inflationary expectations and allow corporate profit growth and business spending to remain at healthy levels. Earnings continued to exceed expectations reflecting strong worldwide economic growth, modest labor and material cost inflation and robust global liquidity. Consumer spending outside of the weak housing and automotive markets remained steadfast. Similarly, business investment spending continued to grow at a respectable, if somewhat slower pace, bolstered by high corporate cash flow and rising capacity utilization.

After raising short-term rates 17 times over a two-year period, the Federal Reserve shifted to a wait and see, data dependent approach after their June 2006 meeting. Although no further rate hikes occurred during the second half of the year, the Fed made it clear that inflation was still a primary concern and that they would be slow to move to a rate-cutting mode unless they were convinced that there was significant weakening in the U.S. economy.

We believe the economic and monetary backdrop remains favorable for the equity markets at this time. Corporate profits should continue to grow at a solid, albeit slowing rate. Most sectors of the economy remain healthy despite the weakness in the housing and automotive sectors. Recent indicators of inflation portend modestly softer inflationary trends in the coming months. Equity market valuations are still reasonable, particularly for growth oriented companies. High private equity investment activity and strong global liquidity will likely continue to bolster the equity markets in the coming months.

Our optimistic outlook, however, is mitigated by very positive investor sentiment and some recent softness in the domestic economy. If history is any guide, high investor optimism is often an indication of a short-term peak in the equity markets as professional investors hold low levels of cash and therefore have less incremental buying power to support higher equity prices. Industrial activity has slowed recently following three years of robust growth. Corporate profit margins are showing some signs of exhaustion in recent quarters and could be approaching peak levels in light of smaller gains in productivity and higher capital spending. While some recent indicators such as housing starts and turnover data suggest the housing market could be bottoming, it is premature to call the end of the housing correction in our view. Housing affordability remains low by historical standards, inventory levels are relatively high and looser lending standards in the sub-prime market over the past few years could keep the housing market in a weakened condition for the next few quarters. Higher growth in production from non-OPEC sources, rising OPEC spare capacity and possibly softer domestic economic growth could keep a lid on oil prices in the latter part of the year.

Factors Affecting Portfolio Performance

The Roszel/Rittenhouse Large Cap Growth Portfolio did not keep pace with its benchmark, the S&P 500, for the full-year 2006. Growth investment styles faced performance headwinds relative to more value-oriented styles. Both the S&P 500/Citigroup Growth Index and the Russell 1000 Growth Index, two proxy benchmarks for large capitalization growth stocks, substantially underperformed their corresponding value stock counterparts. Continued above-trend corporate earnings growth and near-peak corporate profit margins favored more cyclically-sensitive, value companies at the expense of less economically-sensitive stable growth companies.

From a sector perspective, our overweight position in the weak performing Health Care segment and our lack of exposure to the top performing Telecomm Service sector were the two largest factors limiting performance. Strong relative stock selection in the Financial Services and Information Technology sectors was a positive contributor to performance.

The preceding commentary was prepared by the Portfolio's sub-adviser, Rittenhouse Asset Management, Inc.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Rittenhouse Large Cap Growth Portfolio	9.87%	5.07%
S&P 500 Index	15.80%	10.31%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Microsoft Corp.	4.6%
General Electric Co.	4.4
Cicso Systems, Inc.	3.7
Bank of New York Co., Inc. (The)	2.9
Apple Computer, Inc.	2.7
Dell, Inc.	2.6
Total SA, ADR	2.6
Wal-Mart Stores, Inc.	2.4
American International Group, Inc.	2.4
Amgen, Inc.	2.4
Total	30.7%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Information Technology	27.0%
Health Care	16.8
Industrials	14.0
Consumer Discretionary	11.4
Financials	10.7
Consumer Staples	10.5
Energy	4.0
Other#	5.6
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—94.4%
Consumer Discretionary—11.4%
Media—4.3%
McGraw-Hill Cos., Inc. (The)	2,500	$170,050
Walt Disney Co.	4,300	147,361
		317,411
Multiline Retail—1.5%
Target Corp.	1,950	111,248
Specialty Retail—3.5%
Bed Bath & Beyond, Inc. *	4,600	175,260
Chico's FAS, Inc. *	4,300	88,967
		264,227
Textiles, Apparel & Luxury Goods—2.1%
Nike, Inc. (Class B)	1,600	158,448
Total Consumer Discretionary		851,334
Consumer Staples—10.5%
Beverages—2.0%
PepsiCo, Inc.	2,400	150,120
Food & Staples Retailing—4.4%
Costco Wholesale Corp.	2,800	148,036
Wal-Mart Stores, Inc.	3,900	180,102
		328,138
Household Products—2.0%
Procter & Gamble Co.	2,400	154,248
Personal Products—2.1%
Estee Lauder Cos., Inc. (The)	3,800	155,116
Total Consumer Staples		787,622
Energy—4.0%
Oil, Gas & Consumable Fuels—4.0%
Total SA, ADR	2,650	190,588
XTO Energy, Inc.	2,300	108,215
Total Energy		298,803
Financials—10.7%
Capital Markets—2.9%
Bank of New York Co., Inc. (The)	5,400	212,598
Consumer Finance—1.8%
SLM Corp.	2,700	131,679
Diversified Financial Services—1.9%
Citigroup, Inc.	2,600	144,820
Insurance—4.1%
American International Group, Inc.	2,500	179,150
AON Corp.	3,600	127,224
		306,374
Total Financials		795,471
Health Care—16.8%
Biotechnology—4.2%
Amgen, Inc. *	2,600	177,606
Gilead Sciences, Inc. *	2,150	139,600
		317,206

	Shares	Value
Health Care Equipment & Supplies—4.4%
Baxter International, Inc.	3,400	$157,726
Medtronic, Inc.	3,200	171,232
		328,958
Health Care Providers & Services—3.8%
DaVita, Inc.*	1,900	108,072
UnitedHealth Group, Inc.	3,200	171,936
		280,008
Pharmaceuticals—4.4%
Abbott Laboratories	3,600	175,356
Novartis AG, ADR	2,600	149,344
		324,700
Total Health Care		1,250,872
Industrials—14.0%
Aerospace & Defense—1.3%
United Technologies Corp.	1,600	100,032
Air Freight & Logistics—2.0%
United Parcel Service, Inc. (Class B)	2,000	149,960
Commercial Services & Supplies—1.6%
Cintas Corp.	3,100	123,101
Electrical Equipment—3.0%
Emerson Electric Co.	3,100	136,679
Rockwell Automation, Inc.	1,400	85,512
		222,191
Industrial Conglomerates—4.4%
General Electric Co.	8,800	327,448
Machinery—1.7%
Illinois Tool Works, Inc.	2,700	124,713
Total Industrials		1,047,445
Information Technology—27.0%
Communications Equipment—7.3%
Cisco Systems, Inc. *	10,225	279,449
Nokia OYJ, ADR	5,300	107,696
Qualcomm, Inc.	4,200	158,718
		545,863
Computers & Peripherals—7.0%
Apple Computer, Inc. *	2,400	203,616
Dell, Inc. *	7,600	190,684
EMC Corp.*	9,900	130,680
		524,980
IT Services—2.0%
First Data Corp.	5,900	150,568
Semiconductors & Semiconductor Equipment—4.2%
Intel Corp.	7,500	151,875
Texas Instruments, Inc.	5,600	161,280
		313,155

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Rittenhouse Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
Software—6.5%
Electronic Arts, Inc. *	2,700	$135,972
Microsoft Corp.	11,550	344,883
		480,855
Total Information Technology		2,015,421
Total Common Stocks (Cost—$6,431,393)		7,046,968

	Principal Amount	Value
Short-Term Securities—1.2%
Repurchase Agreement **—1.2%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $93,047 (Cost—$92,995)	$92,995	$92,995
Total Investments—95.6% (Cost—$6,524,388)		7,139,963
Other Assets Less Liabilities—4.4%		327,336
Net Assets 100.0%		$7,467,299

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

U.S. equities demonstrated considerable resilience during the annual period, weathering abundant macroeconomic concerns and geopolitical turmoil to post positive returns for the year ended December 31, 2006. U.S. investors appeared to take some comfort from the Federal Reserve Board's decision to pause in its two-year interest rate tightening campaign. A substantial decline in long-term bond yields, tamer inflation-related data, strong corporate earning reports, declining oil and gasoline prices, and signs that overall U.S. economic growth remained sturdy, although in a slowing mode, seemed to fuel investor optimism. Large-capitalization equity benchmarks such as the S&P 500 and Russell 1000 Indexes posted total returns of 15.80% and 15.46%, respectively.

From the perspective of sector performance, all ten sectors of the Russell 1000 Growth Index had positive gains for the year. Utilities, Telecommunications Services, Financials, and Materials posted the highest returns, while areas such as Health Care and Energy were the laggards of the group. At an industry level, the top-performing groups included Real Estate, Media, Automobiles & Components, and Diversified Financials. Only two industry groups had a negative return for the year, Semiconductors & Semi Equipment and Insurance.

Factors Affecting Portfolio Performance

For the annual period ending December 31, 2006, the Portfolio underperformed its primary benchmark index, the Russell 1000 Growth Index. The Roszel/Marsico Large Cap Growth Portfolio posted a return of 5.69% for the one-year period, while the Russell 1000 Growth Index had a return of 9.08%. Several factors emerged as primary detractors to the Portfolio's performance results in the period. Decisively the largest negative factor was the Portfolio's holdings and overweighted posture in the Health Care sector. Price declines in UnitedHealth Group, Genentech, and Medtronic (prior to being sold) were exacerbated by the Portfolio's emphasis in the sector, which was a relatively weak performer for the benchmark index. Technology Hardware & Equipment companies Apple Computer, Texas Instruments, QUALCOMM, and Motorola each posted negative returns prior to being sold from the Portfolio. Finally, the Portfolio's emphasis and specific holdings in the homebuilding and home improvement-related retailers detracted from performance results, including KB Home, Home Depot (prior to being sold), Lowe's Companies, and Lennar Corp. Energy-related investments were a further area of weakness. Peabody Energy and Halliburton were sold from the Portfolio after experiencing price declines.

Several factors had a positive impact on performance results. Stock selection and an emphasis in the Diversified Financials industry benefited the Portfolio. Goldman Sachs Group, Chicago Mercantile Exchange (prior to being sold), and Lehman Brothers Holdings each posted strong gains. Stock selection and emphasis in the Consumer Services industry, including MGM Mirage, Las Vegas Sands, Wynn Resorts Ltd., and Starbucks was another area of strength for the Portfolio. Maintaining little or no exposure to the Semiconductor & Semi Equipment and Software & Services industry groups benefited the Portfolio, as both industry groups were relatively weak performers for the benchmark index. Certain other individual positions, including Comcast, UBS AG, Lockheed Martin, and Toyota Motor each had material, positive impacts on performance results.

The Portfolio's sector allocations as of December 31, 2006 emphasized Consumer Discretionary, Financials, Industrials, and Health Care companies. Relative to the benchmark index, the Portfolio was significantly overweighted in the Consumer Discretionary, Financials, and Industrials sectors and underweighted in the Information Technology and Consumer Staples sectors.

The preceding commentary was prepared by the Portfolio's sub-adviser, Marsico Capital Management, LLC.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Marsico Large Cap Growth Portfolio	5.69%	5.80%
S&P 500 Index	15.80%	10.31%
Russell 1000 Growth Index	9.08%	8.47%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
UnitedHealth Group, Inc.	8.6%
Goldman Sachs Group, Inc.	5.9
Genentech, Inc.	5.0
Comcast Corp. (Class A)	4.4
Procter & Gamble Co.	4.2
Toyota Motor Corp., ADR	3.8
Burlington Northern Santa Fe Corp.	3.5
Cisco Systems, Inc.	3.3
UBS AG	3.3
Lehman Brothers Holdings, Inc.	3.3
Total	45.3%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Consumer Discretionary	28.0%
Financials	19.7
Industrials	19.4
Health Care	16.1
Consumer Staples	6.1
Information Technology	4.3
Materials	4.0
Telecommunication Services	3.4
Energy	2.4
Utilities	0.5
Other#	(3.9)
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—103.9%
Consumer Discretionary—28.0%
Automobiles—3.8%
Toyota Motor Corp., ADR	1,403	$188,437
Hotels, Restaurants & Leisure—9.3%
Las Vegas Sands Corp.*	1,678	150,147
MGM MIRAGE *	2,355	135,059
Starbucks Corp. *	2,247	79,589
Station Casinos, Inc.	606	49,492
Wynn Resorts Ltd. *	477	44,767
Yum! Brands, Inc.	14	823
		459,877
Household Durables—2.2%
KB Home	964	49,434
Lennar Corp. (Class A)	1,160	60,854
		110,288
Media—4.4%
Comcast Corp. (Class A) *	5,121	216,772
Multiline Retail—5.7%
Federated Department Stores, Inc.	3,183	121,368
Nordstrom, Inc.	533	26,298
Target Corp.	2,342	133,611
		281,277
Specialty Retail—2.6%
Lowe's Cos., Inc.	4,043	125,939
Total Consumer Discretionary		1,382,590
Consumer Staples—6.1%
Beverages—1.9%
Heineken NV, ADR	2,948	69,573
PepsiCo, Inc.	340	21,267
		90,840
Household Products—4.2%
Procter & Gamble Co.	3,229	207,528
Total Consumer Staples		298,368
Energy—2.4%
Energy Equipment and Supplies—2.4%
Schlumberger Ltd.	1,895	119,688
Financials—19.7%
Capital Markets—12.5%
Goldman Sachs Group, Inc.	1,449	288,858
Lehman Brothers Holdings, Inc.	2,074	162,021
UBS AG (Registered)	2,689	162,227
		613,106
Commercial Banks—2.8%
Wells Fargo & Co.	3,825	136,017
Diversified Financial Services—2.7%
Citigroup, Inc.	2,404	133,903
Real Estate—1.7%
CB Richard Ellis Services, Inc. (Class A) *	1,623	53,884
St Joe Co. (The)	583	31,231
		85,115
Total Financials		968,141

	Shares	Value
Health Care—16.1%
Biotechnology—7.5%
Amylin Pharmaceuticals, Inc. *	1,578	$56,918
Genentech, Inc. *	3,052	247,609
Genzyme Corp. *	1,090	67,122
		371,649
Health Care Providers & Services—8.6%
UnitedHealth Group, Inc.	7,863	422,479
Total Health Care		794,128
Industrials—19.4%
Aerospace & Defense—10.4%
Boeing Co.	1,155	102,610
General Dynamics Corp.	1,978	147,065
Lockheed Martin Corp.	1,603	147,588
United Technologies Corp.	1,852	115,787
		513,050
Air Freight & Logistics—3.3%
FedEx Corp.	1,491	161,952
Road & Rail—5.7%
Burlington Northern Santa Fe Corp.	2,328	171,830
Union Pacific Corp.	1,187	109,228
		281,058
Total Industrials		956,060
Information Technology—4.3%
Communication Equipment—3.3%
Cisco Systems, Inc. *	5,962	162,941
Semiconductors & Semiconductor Equipment—1.0%
Intel Corp.	2,287	46,312
Total Information Technology		209,253
Materials—4.0%
Chemicals—4.0%
Monsanto Co.	2,797	146,927
Praxair, Inc.	831	49,303
Total Materials		196,230
Telecommunication Services—3.4%
Wireless Telecommunication Services—3.4%
America Movil SA de CV, ADR	1,421	64,258
China Mobile Ltd., ADR	2,347	101,437
Total Telecommunication Services		165,695
Utilities—0.5%
Independent Power Producers & Energy Traders—0.5%
NRG Energy, Inc. *	428	23,972
Total Common Stocks (Cost—$4,442,413)		5,114,125
	Principal Amount
Short-Term Securities—11.2%
Repurchase Agreement **—11.2%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $553,809 (Cost—$553,500)	$553,500	553,500

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Principal Amount	Value
Total Investments—115.1% (Cost—$4,995,913)		$5,667,625
Other Liabilities in Excess of Assets—(15.1)%		(744,716)
Net Assets—100.0%		$4,922,909

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

2006 marked a historic year for the stock market, as the Dow Jones pushed through 12,500. Small-capitalization stocks prevailed for the year, with the Russell 2000 Index advancing 18.37%, the S&P 500 Index climbing 15.80%, and the Russell Midcap Index gaining 15.26%.

The Federal Reserve halted interest-rate increases in 2006 for the first time since mid 2004 and global financial liquidity remained stimulative, driving the outperformance of stocks ranked B to D by S&P. Excess liquidity in the marketplace also favored companies financed with junk bonds, as narrowing credit spreads between the 10-year Treasury and the 10-year B-rated Industrial Bond lowered the cost of capital for the most highly indebted companies.

The market's best performing sectors for the year included consumer staples and basic materials, two sectors that rarely lead in bullish markets. By contrast, two sectors that tend to lead in a strong market, technology and health care, lagged the market. The relative underperformance of these classic growth sectors contributed to value stocks outperforming growth stocks for the sixth time in the past seven years.

Factors Affecting Portfolio Performance

Although our companies with a credit rating of A- to A+ by S&P outperformed those similarly rated in the benchmark, our high-quality portfolio lagged the Russell 2500 Value benchmark for the year due to sustained low-quality headwinds. Our lack of exposure to companies with balance sheets rated below investment grade by S&P had a negative impact on performance, as companies financed by junk bonds led the market. In addition, our overweight position in stocks ranked by S&P as A- and above reduced our relative performance, as the Russell 2500 Value's overweight position in stocks ranked B to D by the S&P outperformed.

Companies contributing the most to performance included International Flavors & Fragrances (IFF) and Realty Income. IFF saw its shares rise for the year as sales in fine fragrances strengthened in North America through new business wins and less attrition in its older products. Realty Income is a real estate investment trust (REIT) that focuses on an attractive niche market of small-size, single-tenant properties in less cyclical basic-human-needs type retail segments. The stock performed strongly following the company's reports of robust acquisition activity and stable portfolio occupancy. The stock also benefited from investors' strong fund flows into the higher yield REIT segment supported by the persistently low interest-rate environment.

Companies contributing the least to performance included Microchip Technology and W.P. Stewart & Co. Microchip manufactures microcontroller and related analog and memory semiconductors. Although earnings grew nicely for the year, earnings growth is decelerating and management is maintaining a cautious outlook. However, long-term growth opportunities remain abundant, margins have expanded, and management is returning strong free cash flow to shareholders through dividend increases. W.P. Stewart is an asset management company that manages private wealth for individuals, families, trusts, endowments, and institutions. We sold the stock due to the company's net outflows and declining fees. In addition, the recent departure of two portfolio managers gave rise to future uncertainty as clients decided whether to move their accounts or stay with a different manager at W.P. Stewart.

With the Dow Jones breaking all-time highs, the percentage of companies tracked by S&P with below-investment-grade ratings, or junk, climbing to 71% from 32% in 1980, and the economic recovery from the 2001-2002 recession slowing, we expect the market to favor high-quality companies with reliable growth and underleveraged balance sheets, such as those in our portfolio.

Despite signs of an economic slowdown, investors maintain a complacent attitude towards risk, as evidenced by narrow credit spreads. Spreads are hovering near historic lows and we believe investors are not being adequately paid for taking risk. In the absence of adequate compensation for risk, and with high-quality stocks trading at discount valuations to lower quality stocks, we believe it is prudent to trade up in quality.
The preceding commentary was prepared by the Portfolio's sub-adviser, Kayne Anderson Rudnick Investment Management, LLC.

MLIG Variable Insurance Trust—
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	12.77%	6.35%
S&P 500 Index	15.80%	10.31%
Russell 2500 Value Index	20.18%	16.18%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Owens & Minor, Inc.	4.9%
RPM International, Inc.	4.7
Arthur J. Gallagher & Co.	4.7
Eaton Vance Corp.	4.6
International Flavors & Fragrances, Inc.	4.6
Realty Income Corp. REIT	4.5
Equitable Resources, Inc.	4.5
Questar Corp.	4.5
Reinsurance Group of America, Inc.	4.4
Valspar Corp.	4.3
Total	45.7%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Financials	26.5%
Materials	17.5
Consumer Discretionary	13.7
Industrials	9.7
Utilities	8.9
Health Care	8.9
Information Technology	7.7
Other#	7.1
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—92.9%
Consumer Discretionary—13.7%
Diversified Consumer Services—7.6%
Jackson Hewitt Tax Service, Inc.	2,900	$98,513
Matthews International Corp. (Class A)	2,730	107,426
		205,939
Leisure Equipment & Products—4.0%
Polaris Industries, Inc.	2,305	107,943
Media—2.1%
John Wiley & Sons, Inc. (Class A)	1,520	58,474
Total Consumer Discretionary		372,356
Financials—26.5%
Capital Markets—7.6%
Allied Capital Corp.	2,435	79,576
Eaton Vance Corp.	3,780	124,778
		204,354
Commercial Banks—2.5%
Cathay General Bancorp	1,920	66,259
Insurance—11.9%
Arthur J. Gallagher & Co.	4,260	125,883
Cincinnati Financial Corp.	1,706	77,299
Reinsurance Group of America, Inc.	2,150	119,755
		322,937
Real Estate—4.5%
Realty Income Corp. REIT	4,415	122,295
Total Financials		715,845
Health Care—8.9%
Health Care Equipment & Supplies—4.0%
Arrow International, Inc.	3,100	109,678
Health Care Providers & Services—4.9%
Owens & Minor, Inc.	4,200	131,334
Total Health Care		241,012
Industrials—9.7%
Commercial Services & Supplies—2.8%
Equifax, Inc.	1,855	75,313
Industrial Conglomerates—3.0%
Teleflex, Inc.	1,260	81,346
Machinery—3.9%
Graco, Inc.	2,660	105,389
Total Industrials		262,048
Information Technology—7.7%
Semiconductors & Semiconductor Equipment—3.6%
Microchip Technology, Inc.	2,940	96,138
Software—4.1%
Jack Henry & Associates, Inc.	5,200	111,280
Total Information Technology		207,418

	Shares	Value
Materials—17.5%
Chemicals—13.6%
International Flavors & Fragrances, Inc.	2,510	$123,392
RPM International, Inc.	6,115	127,742
Valspar Corp.	4,250	117,470
		368,604
Containers & Packaging—3.9%
Bemis Co.	3,090	104,998
Total Materials		473,602
Utilities—8.9%
Gas Utilities—8.9%
Equitable Resources, Inc.	2,905	121,284
Questar Corp.	1,450	120,422
Total Utilities		241,706
Total Common Stocks (Cost—$2,154,357)		2,513,987
	Principal Amount
Short-Term Securities—1.6%
Repurchase Agreement *—1.6%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $42,770 (Cost—$42,746)	$42,746	42,746
Total Investments—94.5% (Cost—$2,197,103)		2,556,733
Other Assets Less Liabilities—5.5%		147,575
Net Assets 100.0%		$2,704,308

*  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Franklin Mid Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

The second half of 2006 was characterized by conflicting views regarding the pace of growth in the economy and continued strength in fundamentals and corporate earnings. Investor fears of rising inflation and further Fed tightening have transitioned towards growing optimism of a "soft economic landing" and potential Fed easing in 2007. Fueled by productivity gains, corporate profits have remained surprisingly strong. Third quarter reported earnings grew approximately 20% compared to last year representing the 13th consecutive quarter of double digit advances. Equity markets responded favorably with generally solid advances for the year. The S&P 500 Index gained 15.8% and the NASDAQ Index rose 10.4% for 2006. Also, the Dow Jones Industrial Average reached historic high levels during the year. The slowing economy along with easing inflationary pressures has resulted in the Federal Reserve pausing at three consecutive meetings following 17 straight increases in the Fed Funds rate to 5.25%. The Consumer Price Index, as reported in November, slowed to an annual 2.0% gain from 3.8% reported three months earlier. Existing home sales rebounded slightly during the past two months after falling for six consecutive periods, however inventories for unsold homes were at decade highs and prices for new and existing homes nationwide were down for the first time in over a decade. Despite the softening real estate market, the Conference Board's Consumer Confidence Index jumped to 109.0 in December from a reading of 105.3 in November. The manufacturing sector, on the other hand, has decidedly weakened as factory orders, construction spending and durable goods orders have all declined in recent months. The net effect of these influences has been an economy that has meaningfully slowed. Third quarter Gross Domestic Product moderated to 2.0% gain from the second quarter's 2.6% rate and above average growth of 5.6% reported for the first quarter. However, despite the slowdown of economic growth, the Russell Midcap(TM) Growth Index, our portfolio's benchmark, rose 10.7% for the year.

Factors Affecting Portfolio Performance

The Roszel/Franklin Mid Cap Growth portfolio had positive absolute returns for 2006. However, both sector allocation and overall stock selection contributed negatively to the portfolio's relative underperformance against the Russell Midcap(TM) Growth Index. The most significant positive contribution to our relative performance came from good stock selection in the electronic technology sector. Stock selections in the aerospace and defense industry, and the computer communications and peripherals industries benefited our portfolio's relative returns. Our investments in Trimble Navigation, Precision Castparts, Network Appliance and F5 Networks were especially strong performers. However, our overweight position in this sector contributed negatively to relative returns. Within the technology services sector, both our overweight position and stock selections helped relative performance. Our investments in Alliance Data Systems and Cognizant Technology Solutions benefited the portfolio's 2006 returns. In the health technology sector, overall stock selections contributed positively to returns especially with our investment in Waters Corp which was among the top contributors for the year. Both our underweight position and stock selections in the producer-manufacturing sector aided the portfolio's relative performance. In particular, our investment in Terex Corp, a capital equipment manufacturer, was the top contributor to the portfolio's year-end results. The company has benefited from commercial construction in developing economies and the mining industry expansion.

In the retail trade sector, both our underweight position and stock selections contributed negatively to the portfolio's performance. Specifically, our investments in Chico's Fas, Advance Auto Parts, and Dollar General hurt our portfolio's returns for the year. We exited all three positions during the year. Also, not holding some of the apparel manufacturers and department stores that were held in the benchmark hurt relative performance. In the health services sector, while our overweight position slightly helped relative returns, stock selections heavily detracted from our portfolio's yearly performance. These stocks faced a lot of pressure towards the end of the year mainly due to the uncertainty regarding potential health care policies from the new democratic Congress.

Finally, both our slight overweight position and stock selections in the energy minerals sector hurt relative performance as crude oil prices dramatically dropped during the year and natural gas prices faced increased volatility throughout the year. In particular, our investments in Newfield Exploration and Southwestern Energy were among the negative contributors to the portfolio's performance. Within the consumer services sector, both our underweight position and stock selections served as a drag on performance. XM Satellite Radio Holdings contributed negatively to the portfolio's performance for the year though the stock started to rebound in the fourth quarter. We feel they are the leading company in the satellite radio space and should perform well longer-term.

The preceding commentary was prepared by the Portfolio's sub-adviser, Franklin Portfolio Advisors.

MLIG Variable Insurance Trust—
Roszel/Franklin Mid Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Franklin Mid Cap Growth Portfolio	7.60%	8.53%
S&P 500 Index	15.80%	10.31%
Russell Midcap Growth Index	10.66%	14.63%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Terex Corp.	2.4%
Precision Castparts Corp.	2.2
Affiliated Managers Group, Inc.	2.2
Bunge Ltd.	2.2
Trimble Navigation Ltd.	2.1
XM Satellite Radio Holdings, Inc. (Class A)	2.1
Microsemi Corp.	2.0
Harris Corp.	2.0
Empresa Brasileira de Aeronautica SA, ADR	1.9
Microchip Technology, Inc.	1.8
Total	20.9%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Information Technology	32.5%
Industrials	15.5
Health Care	15.3
Consumer Discretionary	13.0
Financials	9.5
Energy	6.2
Telecommunication Services	4.6
Consumer Staples	2.2
Other#	1.2
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Franklin Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—98.8%
Consumer Discretionary—13.0%
Commercial Services & Supplies—0.8%
Laureate Education, Inc. *	377	$18,334
Hotels, Restaurants & Leisure—4.3%
Hilton Hotels Corp.	1,050	36,645
Panera Bread Co. (Class A) *	400	22,364
Scientific Games Corp.*	1,210	36,578
		95,587
Household Durables—3.5%
Harman International Industries, Inc.	340	33,970
Garmin Ltd.	440	24,490
NVR, Inc. *	30	19,350
		77,810
Media—2.1%
XM Satellite Radio Holdings, Inc. (Class A) *	3,220	46,529
Specialty Retail—1.2%
PetSmart, Inc.	570	16,450
Tractor Supply Co. *	220	9,836
		26,286
Textiles, Apparel & Luxury Goods—1.1%
Wolverine World Wide, Inc.	890	25,383
Total Consumer Discretionary		289,929
Consumer Staples—2.2%
Food Products—2.2%
Bunge Ltd.	660	47,857
Energy—6.2%
Energy Equipment & Services—1.7%
FMC Technologies, Inc. *	260	16,024
Rowan Cos., Inc.	650	21,580
		37,604
Oil, Gas & Consumable Fuels—4.5%
Helix Energy Solutions Group, Inc. *	1,130	35,448
Murphy Oil Corp.	340	17,289
Newfield Exploration Co. *	730	33,543
Southwestern Energy Co. *	430	15,072
		101,352
Total Energy		138,956
Financials—9.5%
Capital Markets—6.3%
Affiliated Managers Group, Inc. *	460	48,360
Federated Investors, Inc. (Class B)	641	21,653
Nuveen Investments, Inc. (Class A)	460	23,865
optionsXpress Holdings, Inc.	970	22,009
SEI Investments Co.	410	24,419
		140,306
Commercial Banks—0.9%
Whitney Holding Corp.	610	19,898
Real Estate—1.7%
CapitalSource, Inc. REIT	1,376	37,579

	Shares	Value
Real Estate Management & Development—0.6%
Jones Lang Lasalle, Inc.	150	$13,826
Total Financials		211,609
Health Care—15.3%
Biotechnology—1.0%
PDL Biopharma, Inc. *	1,090	21,953
Health Care Equipment & Supplies—4.6%
CR Bard, Inc.	290	24,061
Cytyc Corp.*	1,130	31,979
Intuitive Surgical, Inc. *	230	22,057
Varian Medical Systems, Inc. *	510	24,261
		102,358
Health Care Providers & Services—5.2%
Community Health Systems, Inc. *	692	25,272
Coventry Health Care, Inc. *	390	19,519
Express Scripts, Inc. *	530	37,948
VCA Antech, Inc.*	1,040	33,478
		116,217
Health Care Technology—1.2%
Cerner Corp. *	590	26,845
Life Sciences Tools & Services—2.4%
Pharmaceutical Product Development, Inc.	600	19,332
Waters Corp. *	680	33,299
		52,631
Pharmaceuticals —0.9%
Endo Pharmaceuticals Holdings, Inc.*	710	19,582
Total Health Care		339,586
Industrials—15.5%
Aerospace & Defense—5.2%
Empresa Brasileira de Aeronautica SA, ADR	1,040	43,087
Precision Castparts Corp.	620	48,534
Rockwell Collins, Inc.	380	24,050
		115,671
Air Freight & Logistics—1.3%
C.H. Robinson Worldwide, Inc.	700	28,623
Airlines—1.1%
JetBlue Airways Corp. *	1,685	23,927
Commercial Services & Supplies—1.6%
Herman Miller, Inc.	420	15,271
Robert Half International, Inc.	584	21,678
		36,949
Machinery—3.9%
Terex Corp. *	830	53,602
Trinity Industries, Inc.	930	32,736
		86,338
Road and Rail—1.0%
J.B. Hunt Transport Services, Inc.	1,060	22,016

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Franklin Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
Trading Companies & Distributors—1.4%
Fastenal Co.	430	$15,428
WESCO International, Inc. *	290	17,055
		32,483
Total Industrials		346,007
Information Technology—32.5%
Communications Equipment—4.8%
F5 Networks, Inc. *	390	28,942
Harris Corp.	980	44,943
Juniper Networks, Inc. *	1,720	32,577
		106,462
Computers & Peripherals—2.5%
Logitech International SA (Registered)	980	28,018
Network Appliance, Inc. *	700	27,496
		55,514
Electronic Equipment & Instruments—6.1%
Flir Systems, Inc. *	1,010	32,148
Jabil Circuit, Inc.	920	22,586
Tektronix, Inc.	1,140	33,254
Trimble Navigation Ltd. *	930	47,179
		135,167
Internet Software & Services—2.1%
Akamai Technologies, Inc. *	480	25,497
Equinix, Inc. *	290	21,930
		47,427
IT Services—4.3%
Alliance Data Systems Corp. *	400	24,988
Cognizant Technology Solutions Corp., (Class A) *	430	33,179
Global Payments, Inc.	820	37,966
		96,133
Semiconductors & Semiconductor Equipment—7.5%
Formfactor, Inc. *	900	33,525
Integrated Device Technology, Inc. *	640	9,907
Intersil Corp. (Class A)	670	16,026
Microchip Technology, Inc.	1,210	39,567
Microsemi Corp. *	2,300	45,195
Silicon Laboratories, Inc. *	670	23,216
		167,436
Software—5.2%
Activision, Inc. *	1,763	30,394
Amdocs Ltd. *	900	34,875
Hyperion Solutions Corp. *	610	21,923
Nuance Communications, Inc. *	2,390	27,390
		114,582
Total Information Technology		722,721
Telecommunication Services—4.6%
Diversified Telecommunication Services—1.1%
NeuStar, Inc. (Class A) *	740	24,005

	Shares	Value
Wireless Telecommunication Services—3.5%
Crown Castle International Corp. *	670	$21,641
NII Holdings, Inc. *	520	33,509
SBA Communications Corp., (Class A) *	810	22,275
		77,425
Total Telecommunication Services		101,430
Total Common Stocks (Cost—$2,015,775)		2,198,095
	Principal Amount
Short-Term Securities—0.9%
Repurchase Agreement**—0.9%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $20,846 (Cost—$20,834)	$20,834	20,834
Total Investments—99.7% (Cost—$2,036,609)		2,218,929
Other Assets Less Liabilities—0.3%		6,530
Net Assets—100.0%		$2,225,459

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

The year 2006 could be characterized by the ancient Chinese curse – "May you live in interesting times". As we entered 2006, there was near unanimity that returns would be single digit and dominated by large cap growth stocks. Nothing could be farther from the truth. In fact, value stocks were the big winners and generated returns in excess of 20% last year. Despite very strong absolute returns for investors, most investment managers including NWQ struggled to beat their respective benchmarks. In the first half of 2006 low quality more speculative stocks dominated the returns and in the second half the leadership baton shifted to very high quality safe haven stocks within the small cap value universe. As very few investors have both types of stocks in a single portfolio, only a very small minority of small cap value managers exceeded their benchmarks this year.

The financial markets were extremely strong in the first quarter reflecting good economic and earnings growth. During the first half of the year, however, the Fed hiked interest rates four more times leading to increased concern about the health of the economy. As the second half of the year began, it became clearer that a pause in the interest rate tightening cycle was at hand, and the US stock market began to march steadily higher. With better than expected corporate earnings, equity markets rose despite concerns regarding housing, a slowdown in global/domestic growth, and an extended consumer. The supply/demand situation for common stocks stayed favorable as strong corporate balance sheets and cash flows funded share buy backs and acquisitions and attracted takeovers from private equity firms.

The current outlook for 2007 suggests some further slowing of economic growth as housing comes under increased pressure. For the first time, however, in many years, Europe and Asia are benefiting from a recovery in consumer spending and global growth may not be as impacted by a slowdown in US economic growth. Most importantly, credit spreads continue to be very narrow suggesting that small cap stocks can continue to thrive. We would emphasize that stock market returns are unlikely to match those of 2006, and that investors need to be concerned about potential risks, not just reward.

Factors Affecting Portfolio Performance

The Roszel/NWQ Small Cap Value portfolio's performance was strong on an absolute basis but behind the results of the Russell 2000 Value benchmark in 2006. For the first time in several years, the portfolio's returns benefited from economic sector weightings and stock selection overall contributed negatively to returns. The portfolio was over weighted in Auto and Transportation, Materials and Processing, Energy, and Producer Durables and generally benefited from good stock selection except in Materials and Processing. Utilities were very strong, but the portfolio had a zero weighting, and our stock selection and weighting in Technology hurt the portfolio's returns.

The four top contributors to performance were General Cable, Sauer-Danfoss, Century Aluminum and Acergy. General Cable's stock continued the strong performance from the first half of the year. As supply/demand has tightened in the Cable industry, this company has benefited from an ability to pass through rising costs such as copper. Longer term secular demand for electrical and telecommunication cable remains intact. The stock still offers excellent risk/reward. Sauer- Danfoss stock has performed well reflecting the company's market share gains and cost cutting programs. More recently, the stock has been strong reflecting its exposure to farm equipment which could benefit from the impact of very strong demand for corn from ethanol producers in the next few years, and the position has been trimmed. Century Aluminum has weakened in recent months reflecting concern about a slowing economy. Global supply/demand for aluminum should remain well balanced, and Century Aluminum would make an attractive acquisition candidate. Acergy is well positioned for an extended period of demand for oil well production facilities particularly in deep water.

The four largest detractors to performance were Quanta Capital, Warren Resources, New York Mortgage Trust, and Bowater. We continue to hold all four positions and believe that the risk/reward for each is excellent.

The preceding commentary was prepared by the Portfolio's sub-adviser, NWQ Investment Management Company LLC.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2006

	One Year	Since Inception†
Roszel/NWQ Small Cap Value Portfolio	20.02%	17.47%
S&P 500 Index	15.80%	10.31%
Russell 2000 Value Index	23.48%	15.41%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Griffon Corp.	5.1%
Casey's General Stores, Inc.	4.0
General Cable Corp.	3.9
Kennametal, Inc.	3.7
Gibraltar Industries, Inc.	3.4
Warren Resources, Inc.	3.3
Wausau Paper Corp.	3.3
Lincoln Electric Holdings, Inc.	3.3
Bowater, Inc.	3.2
Acergy SA, ADR	3.2
Total	36.4%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Industrials	25.1%
Materials	20.5
Financials	14.4
Energy	12.4
Consumer Staples	10.2
Information Technology	9.4
Consumer Discretionary	9.3
Other#	(1.3)
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—101.3%
Consumer Discretionary—9.3%
Auto Components—3.0%
Sauer-Danfoss, Inc.	5,000	$161,250
Household Durables—2.7%
Hooker Furniture Corp.	9,000	141,120
Specialty Retail—0.6%
Golfsmith International Holdings, Inc. *	3,300	32,043
Textiles, Apparel & Luxury Goods—3.0%
Fossil, Inc. *	7,100	160,318
Total Consumer Discretionary		494,731
Consumer Staples—10.2%
Food & Staples Retailing—4.0%
Casey's General Stores, Inc.	9,050	213,127
Food Products—4.4%
Del Monte Foods Co.	10,900	120,227
Premium Standard Farms, Inc.	5,900	109,563
		229,790
Household Products—1.8%
WD-40 Co.	2,750	95,893
Total Consumer Staples		538,810
Energy—12.4%
Energy Equipment & Services—3.2%
Acergy SA, ADR *	8,677	167,119
Oil, Gas & Consumable Fuels—9.2%
Bill Barrett Corp. *	1,900	51,699
Denbury Resources, Inc. *	4,000	111,160
Quest Resource Corp. *	6,900	69,690
Range Resources Corp.	2,850	78,261
Warren Resources, Inc. *	15,050	176,386
		487,196
Total Energy		654,315
Financials—14.4%
Commercial Banks—1.5%
Bancorp, Inc. *	2,650	78,440
Insurance—2.2%
PMA Capital Corp. (Class A) *	6,300	58,086
Quanta Capital Holdings Ltd. *	26,400	56,760
		114,846
Real Estate—7.1%
Alesco Financial, Inc. REIT	7,300	78,110
Anthracite Capital, Inc. REIT	10,300	131,119
HomeBanc Corp. REIT	11,900	50,337
New York Mortgage Trust, Inc. REIT	16,700	50,935
RAIT Investment Trust REIT	1,970	67,926
		378,427
Thrifts & Mortgage Finance—3.6%
Franklin Bank Corp. *	6,050	124,267
IndyMac Bancorp, Inc.	1,500	67,740
		192,007
Total Financials		763,720

	Shares	Value
Industrials—25.1%
Building Products—5.1%
Griffon Corp. *	10,500	$267,750
Electrical Equipment—3.9%
General Cable Corp. *	4,700	205,437
Machinery—13.1%
Albany International Corp.	3,650	120,122
Commercial Vehicle Group, Inc. *	2,550	55,590
Kadant, Inc. *	3,850	93,863
Kennametal, Inc.	3,350	197,147
Lincoln Electric Holdings, Inc.	2,850	172,197
RBC Bearings, Inc. *	2,000	57,320
		696,239
Road & Rail—3.0%
Marten Transport Ltd. *	8,650	158,554
Total Industrials		1,327,980
Information Technology—9.4%
Communications Equipment—1.7%
CommScope, Inc. *	3,050	92,964
Computers & Peripherals—2.1%
Quantum Corp. *	48,500	112,520
Electronic Equipment & Instruments—2.9%
Aeroflex, Inc. *	5,400	63,288
Keithley Instruments, Inc.	6,850	90,078
		153,366
Semiconductors & Semiconductor Equipment—2.7%
Mattson Technology, Inc. *	15,200	141,664
Total Information Technology		500,514
Materials—20.5%
Containers & Packaging—0.8%
Smurfit-Stone Container Corp. *	4,070	42,979
Metals & Mining—6.5%
Century Aluminum Co. *	3,700	165,205
Gibraltar Industries, Inc.	7,650	179,851
		345,056
Paper & Forest Products—13.2%
Bowater, Inc.	7,600	171,000
Buckeye Technologies, Inc. *	10,900	130,582
Glatfelter	5,300	82,150
Sappi Ltd., ADR	8,400	140,868
Wausau Paper Corp.	11,534	172,895
		697,495
Total Materials		1,085,530
Total Common Stocks (Cost—$4,463,141)		5,365,600

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/NWQ Small Cap Value Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—1.7%
Repurchase Agreement **—1.7%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $88,587 (Cost—$88,538)	$88,538	$88,538
Total Investments—103.0% (Cost—$4,551,679)		5,454,138
Other Liabilities in Excess of Assets—(3.0)%		(157,822)
Net Assets 100.0%		$5,296,316

*   Non-income producing security.

**   The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

Stocks across the board rose strongly for the year ending December 31, 2006, with nearly all major domestic indices posting double-digit returns. For the seventh time in the last eight years, the small-cap Russell 2000 Index outperformed the large-cap Russell 1000 Index. The Russell Midcap Index fell in line with the Russell 1000 in 2006, ceding its leadership of 2004-2005. Decomposing these indices into styles, however, provided a different picture. Value across the board returned 20-23%, while growth returned 9-13%. The disparity in returns along style classification reflected, in part, the shift in investor sentiment that took place between late April and early August. Fears about continuing inflationary pressure extending the Fed's tightening cycle and the economic ramifications of such an event led many investors to flee riskier assets. Growth stocks suffered the most, especially higher-beta, lower-cap stocks. Notably, the Russell 2500 Growth Index returned 12.27% for the last twelve months.

This severe investor pessimism gave way in August as commodity prices experienced a significant drop and the Federal Reserve finally paused its two-plus-year regimen of successive rate hikes. Large-cap stocks were the initial beneficiaries, while at the lower end of the cap spectrum, investors did not fully exorcise their risk aversion until October, at which time small-cap stocks broke out and generated the strongest returns for 4Q06 and, as a result, for the full year, as well.

Factors Affecting Portfolio Performance

Our Portfolio also rose strongly for the period, but trailed the Russell 2500 Growth Index. The entirety of our relative underperformance occurred during the market downturn, which appeared almost indiscriminate in nature. Investors seemingly focused on negative news, no matter how insignificant, disregarding positive fundamentals. While small-cap growth stocks bore the brunt of this shakeout, sectors and industries where we had a significant portion of the portfolio positioned – biotech & med tech; technology; and consumer-related industries – were further punished. This flight from risk heightened negative sentiment toward Healthcare – biotech in particular. Nervousness in the Technology sector was exacerbated by the SEC's investigation into past options-granting practices. From August, when investors began to reconnect price movement with fundamentals and shake their risk aversion, through year end, the portfolio rallied strongly relative to the benchmark but not enough to overcome the effects of the downturn.

For the year, solidly positive stock selection in the Consumer Non-Durables, Consumer Services, Business Services, Energy, and Basic Industry sectors was more than negated by weakness among our holdings in the Technology and Healthcare sectors. Overall sector selection for the year was modestly negative, influenced primarily by underweights in Energy and Basic Industry and an overweight in Healthcare.

Positive individual contributors were widespread. Leading the way was internet content delivery company Akamai Technologies, which was up 166% on continued strong growth and a favorable longer-term outlook. Another strong contributor was Align Technology, maker of the Invisalign System for the treatment of malocclusion (misaligned teeth), which rose 116%, largely after favorably settling a patent infringement and non-compete lawsuit with the firm's former CEO. Athletic apparel manufacturer, Under Armour, weathered the spring/summer storm against consumer stocks to notch a 79% return on strong sales and earnings growth driven by a resurgent consumer. Seismic technology services company Veritas DGC jumped 90% on the strength of its earnings before ultimately agreeing to be acquired by its French rival Geophysique.

Significant detractors from performance were concentrated in the Healthcare and Technology sectors. In the former, Telik fell 74% in the last week of the year after disclosing inconclusive results in one of its developmental drug trials due to poor trial management. Given our conviction about the efficacy of the drug in question, we believe the market severely over-reacted and we have opted to hold onto the stock in the near term. Nonetheless, this event, along with evidence of an increasingly cautious FDA with respect to drug approval – witness disappointing experiences with Neurocrine Bioscience and Encysive Pharmaceuticals in 2006 – has led us to reduce binary event risk among biotech holdings to ensure an optimal risk/return profile in the sector. In technology, slowing spending by the major wireless providers cut into earnings at infrastructure producer Powerwave Technologies, contributing to a major drop in share price. We took advantage of the price weakness to increase our holdings.

The preceding commentary was prepared by the Portfolio's sub-adviser, Delaware Management Company.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2006

	One Year	Since Inception†
Roszel/Delaware Small-Mid Cap Growth Portfolio	9.85%	7.52%
S&P 500 Index	15.80%	10.31%
Russell 2500 Growth Index	12.27%	13.73%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Coach, Inc.	3.4%
Akamai Technologies, Inc.	2.7
Under Armour, Inc. (Class A)	2.4
United Therapeutics Corp.	2.4
Polycom, Inc.	2.3
Bucyrus International, Inc.	2.3
Mettler Toledo International, Inc.	2.3
PDL Biopharma, Inc.	2.3
Veritas DGC, Inc.	2.2
Salesforce.com, Inc.	2.0
Total	24.3%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Information Technology	26.7%
Health Care	21.7
Consumer Discretionary	17.5
Industrials	14.0
Financials	9.5
Energy	6.4
Consumer Staples	0.6
Materials	0.6
Other#	3.0
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—97.0%
Consumer Discretionary—17.5%
Diversified Consumer Services—0.9%
Bright Horizons Family Solutions, Inc. *	600	$23,196
Hotels, Restaurants & Leisure—3.9%
Sonic Corp. *	1,300	31,135
Texas Roadhouse, Inc. (Class A) *	2,300	30,498
Wynn Resorts Ltd.	500	46,925
		108,558
Specialty Retail—3.2%
Dick's Sporting Goods, Inc. *	900	44,091
Gymboree Corp. *	600	22,896
Tractor Supply Co. *	500	22,355
		89,342
Textiles, Apparel & Luxury Goods—9.5%
Carter's, Inc. *	2,000	51,000
Coach, Inc. *	2,200	94,512
CROCS, Inc. *	1,200	51,840
Under Armour, Inc. (Class A) *	1,300	65,585
		262,937
Total Consumer Discretionary		484,033
Consumer Staples—0.6%
Personal Products—0.6%
Bare Escentuals, Inc. *	500	15,535
Energy—6.4%
Energy Equipment & Services—5.2%
CARBO Ceramics, Inc.	850	31,764
Hydril *	700	52,633
Veritas DGC, Inc. *	700	59,941
		144,338
Oil, Gas & Consumable Fuels—1.2%
Helix Energy Solutions Group, Inc. *	1,000	31,370
Total Energy		175,708
Financials—9.5%
Capital Markets—1.9%
Waddell & Reed Financial, Inc.	1,900	51,984
Commercial Banks—2.6%
City National Corp.	600	42,720
Whitney Holding Corp.	900	29,358
		72,078
Diversified Commercial Services—0.8%
Nasdaq Stock Market Inc. (The) *	700	21,553
Insurance—3.2%
Aspen Insurance Holdings Ltd.	900	23,724
Hanover Insurance Group, Inc. (The)	300	14,640
PartnerRe Ltd.	700	49,721
		88,085

	Shares	Value
Thrifts & Mortgage Finance—1.0%
Webster Financial Corp.	600	$29,232
Total Financials		262,932
Health Care—21.7%
Biotechnology—8.1%
Cepheid, Inc. *	3,200	27,200
Cubist Pharmaceuticals, Inc. *	900	16,299
CV Therapeutics, Inc. *	3,000	41,880
PDL Biopharma, Inc. *	3,100	62,434
Telik, Inc. *	2,500	11,075
United Therapeutics Corp. *	1,200	65,244
		224,132
Health Care Equipment & Supplies—7.5%
Align Technology, Inc. *	3,300	46,101
Conceptus, Inc. *	1,900	40,451
Cytyc Corp. *	1,300	36,790
Hologic, Inc. *	900	42,552
Lifecell Corp. *	700	16,898
Mentor Corp.	500	24,435
		207,227
Health Care Technology—1.6%
Per-SeTechnologies, Inc. *	1,600	44,448
Life Sciences Tools & Services—2.6%
Nektar Therapeutics *	1,900	28,899
Techne Corp. *	800	44,360
		73,259
Pharmaceuticals—1.9%
MGI Pharma, Inc. *	2,800	51,548
Total Health Care		600,614
Industrials—14.0%
Aerospace & Defense—0.6%
Hexcel Corp. *	1,000	17,410
Air Freight & Logistics—1.3%
UTi Worldwide, Inc.	1,200	35,880
Commercial Services & Supplies—6.6%
Advisory Board Co. (The) *	900	48,186
American Reprographics Co. *	1,400	46,634
Geo Group, Inc. (The) *	1,100	41,272
Monster Worldwide, Inc. *	1,000	46,640
		182,732
Electrical Equipment—0.7%
Energy Conversion Devices, Inc. *	600	20,388
Machinery—3.2%
Bucyrus International, Inc.	1,250	64,700
J.B. Hunt Transport Services, Inc.	1,100	22,847
		87,547
Trading Companies & Distributors—1.6%
MSC Industrial Direct Co.	1,100	43,065
Total Industrials		387,022

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Delaware Small-Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
Information Technology—26.7%
Communications Equipment—6.8%
Avocent Corp. *	700	$23,695
Foundry Networks, Inc. *	3,600	53,928
Polycom, Inc. *	2,100	64,911
Powerwave Technologies, Inc. *	7,200	46,440
		188,974
Electronic Equipment & Instruments—4.3%
Itron, Inc. *	600	31,104
Mettler Toledo International, Inc. *	800	63,080
Vishay Intertechnology, Inc. *	1,900	25,726
		119,910
Internet Software & Services—2.7%
Akamai Technologies, Inc. *	1,400	74,368
Semiconductors & Semiconductor Equipment—6.1%
Cymer, Inc. *	600	26,370
Fairchild Semiconductor International, Inc. *	1,500	25,215
Microsemi Corp. *	2,100	41,265
Silicon Laboratories, Inc. *	1,200	41,580
Sirf Technology Holdings, Inc. *	1,300	33,176
		167,606
Software—6.8%
Informatica Corp. *	2,900	35,409
Opsware, Inc. *	4,300	37,926
Salesforce.com, Inc. *	1,500	54,675
TIBCO Software, Inc. *	3,500	33,040
Wind River Systems, Inc. *	2,600	26,650
		187,700
Total Information Technology		738,558
Materials—0.6%
Metals & Mining—0.6%
AMCOL International Corp.	600	16,644
Total Common Stocks (Cost—$2,186,965)		2,681,046

	Principal Amount	Value
Short-Term Securities—2.7%
Repurchase Agreement **—2.7%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $73,318 (Cost—$73,277)	$73,277	$73,277
Total Investments—99.7% (Cost—$2,260,242)		2,754,323
Other Assets Less Liabilities—0.3%		9,413
Net Assets 100.0%		$2,763,736

*   Non-income producing security.

**   The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

International stocks performed well in 2006, overcoming concerns about the slowing U.S. housing market, stubbornly high oil prices, and the sustainability of strong corporate-earnings growth. Much of the gains came during a strong fourth-quarter rally, which saw many global-equity indices finally exceed the peaks reached in early 2000 during the technology bubble. Gains were broad-based by sector during the year, with all groups positive. Utilities were the strongest-performing sector, as the group was helped by investors' continued demand for yield as well as more recent industry consolidation. Commodity producers continued their outperformance, as metals prices remained near all-time highs, while telecom services stocks rebounded from a few years of weakness. Energy shares lagged the broad market, even as oil prices averaged over $65 a barrel, roughly $10 above their average levels in 2005. Technology stocks continued their extended period of underperformance, weighed down by Japanese technology shares and semiconductor makers. Health care lagged, as major blockbuster drugs lost patent protection, and a number of new drugs were delayed or dropped due to safety concerns. Regionally, European stocks performed best in 2006, followed by Asian markets outside of Japan. Japanese stocks lagged significantly.

Factors Affecting Portfolio Performance

An overweight position and stock selection in consumer staples benefited performance, as Gallaher shares posted solid gains. The U.K. tobacco company received a takeover bid from Japan Tobacco. Shares of Imperial tobacco also benefited from consolidation in the sector. Shares of U.K. retailer, Tesco, also performed well. Stock selection in technology also boosted returns, as shares of Canon gained on strength in digital cameras and imaging equipment. The portfolio benefited from stock selection in telecom services. Vodafone gained on incremental news, including more benign termination rate cuts in Spain and the United Kingdom, good subscriber growth in Germany, and a strong performance from Verizon. Telecom New Zealand has been under pressure from the Regulator to unbundle access to its local exchanges, since the summer, which materially impacted sentiment. But, more recently, the view has moderated, as the company will not be required to split-up ownership. An underweight position in Japan also helped performance, as the region underperformed the overall benchmark, based on concerns about the strength of its economy.

Conversely, stock selection in financials detracted from performance, as Japanese holdings, Mitsubishi UFJ, Sumitomo Mitsui, and Mitsui Sumitomo underperformed along with the overall Japanese market. An underweight position in utilities also hurt returns, as this sector gained almost 50 percent for the year despite valuations that seem extended. We continue to underweight the sector, as we believe that current valuations for many of these companies cannot be justified based on the returns the companies are generating. An overweight position and stock selection in energy hurt performance, as some portfolio holdings lagged the overall benchmark, due to the decline in oil prices that was experienced throughout the year. Stock selection in Europe was also a drag on performance, as small-cap stocks outperformed large caps, by a wide margin, in this region.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lazard Asset Management LLC.

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2006

	One Year	Since Inception†
Roszel/Lazard International Portfolio	22.93%	13.78%
MSCI EAFE Index	26.86%	17.65%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Novartis AG, ADR	4.0%
Vodafone Group plc, ADR	3.9
HSBC Holdings plc, ADR	3.9
Barclays plc, ADR	3.6
Nestle SA, ADR (Registered)	3.4
Diageo plc, ADR	3.3
Total SA, ADR	3.2
Nissan Motor Co., Ltd., ADR	3.0
Nomura Holdings, Inc., ADR	2.8
Sanofi-Aventis, ADR	2.8
Total	33.9%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Financials	34.1%
Consumer Staples	19.2
Energy	10.0
Health Care	9.6
Information Technology	7.8
Telecommunication Services	6.2
Industrials	5.1
Consumer Discretionary	5.0
Utilities	2.3
Materials	1.8
Other#	(1.1)
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Lazard International Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—101.1%
Finland—2.1%
Nokia OYJ, ADR	5,580	$113,386
France—13.0%
AXA SA, ADR	3,350	135,105
Sanofi-Aventis, ADR	3,200	147,744
Societe Generale, ADR	3,450	117,473
Suez SA, ADR	2,300	119,508
Total SA, ADR	2,340	168,293
		688,123
Germany—4.2%
Adidas AG, ADR	2,000	49,885
DaimlerChrysler AG	900	55,269
Siemens AG, ADR	1,200	118,260
		223,414
Ireland—4.1%
Allied Irish Banks plc, ADR	2,000	121,560
CRH plc, ADR	2,200	93,500
		215,060
Italy—4.7%
Eni S.p.A., ADR	1,700	114,376
Sanpaolo IMI S.p.A., ADR	2,900	134,647
		249,023
Japan—15.3%
Canon, Inc., ADR	2,075	117,424
Hoya Corp., ADR	1,350	53,055
Mitsubishi UFJ Financial Group, Inc., ADR	11,200	139,440
Mitsui Sumitomo Insurance Co., Ltd., ADR	930	101,621
Nissan Motor Co. Ltd., ADR	6,600	160,182
Nomura Holdings, Inc., ADR	7,850	148,679
Sumitomo Mitsui Financial Group, Inc., ADR	8,800	91,080
		811,481
Netherlands—6.3%
Heineken NV, ADR	4,700	110,920
Royal Dutch Shell plc, ADR	1,509	106,822
TNT N.V., ADR	2,730	117,608
		335,350
Singapore—2.3%
Singapore Telecommunications Ltd., ADR	5,800	122,670
Sweden—2.4%
Telefonaktiebolaget LM Ericsson, ADR	3,200	128,736
Switzerland—13.9%
Credit Suisse Group, ADR	1,630	113,855
Nestle SA, ADR (Registered)	2,050	182,450
Novartis AG, ADR	3,700	212,528
Swiss Reinsurance Co., ADR	700	59,675
UBS AG (Registered)	1,800	108,594
Zurich Financial Services AG, ADR	2,250	60,188
		737,290

	Shares	Value
United Kingdom—32.8%
BAE Systems plc, ADR	1,000	$33,330
Barclays plc, ADR	3,300	191,862
BP plc, ADR	2,100	140,910
Cadbury Schweppes plc, ADR	2,600	111,618
Diageo plc, ADR	2,200	174,482
Gallaher Group plc, ADR	1,000	89,950
GlaxoSmithKline plc, ADR	2,800	147,728
HSBC Holdings plc, ADR	2,250	206,212
Imperial Tobacco Group plc, ADR	1,500	118,545
Lloyds TSB Group, ADR	1,900	86,127
Tesco plc, ADR	5,000	121,000
Unilever plc, ADR	4,080	113,506
Vodafone Group plc, ADR	7,450	206,961
		1,742,231
Total Common Stocks (Cost—$4,105,537)		5,366,764
	Principal Amount
Short-Term Securities—2.7%
Repurchase Agreement *—2.7%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $144,523 (Cost—$144,442)	$144,442	144,442
Total Investments—103.8% (Cost—$4,249,979)		5,511,206
Other Liabilities in Excess of Assets—(3.8)%		(204,385)
Net Assets—100.0%		$5,306,821

*   The repurchase agreement is fully collateralized by U.S.
government and/or agency obligations based on market
prices at the date of this portfolio. The investment in the
repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/William Blair International Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

There was a tale of two international equity markets in 2006. The first four months prolonged the momentum of 2005 as global growth remained strong, commodities prices rose, and investors continued to search for returns in areas such as emerging markets equity and small cap stocks. During the second quarter, however, global inflationary pressures, monetary policy tightening (and uncertainty as to the duration and size of further tightening moves and their impact on the US consumer in particular), and higher valuations in a number of the strong markets such as emerging markets and small cap came to the forefront of investor psychology. These concerns abated during July, when it became clear that while global growth was slowing, an imminent global recession was not occurring. As a result, international equity markets rebounded beginning in July, and ended the year up 27.16%. Within international markets, emerging markets were up 32.59%, despite their mid-year decline, outpacing EAFE, which rose 26.86%. Within developed markets, Europe, Pacific ex-Japan, and the UK were the strongest regions, each up over 30%, while Japan trailed, returning only 6.33%. Developed small cap stocks underperformed larger caps during the year, rising 19.82%, due largely to negative Japanese small cap stock performance. International equity markets were positive during the fourth quarter, up 11.21%, as reflected by the ACWI ex-US Index. Emerging markets, particularly Latin America, as well as sectors such as Telecom Services, Utilities and Materials, performed the strongest.

Factors Affecting Portfolio Performance

For the full year, the portfolio had strong absolute results, due largely to strong stock selection in Consumer Staples, Energy, Financials, IT, and Telecom Services, coupled with the portfolio's weightings in Japan and emerging markets. Despite strong absolute performance, the portfolio underperformed broad Indices during 2006. This underperformance was due both to value domination during 2006, as value outperformed growth by over 6% during the year, coupled with the negative "quality" effect as quality companies underperformed the market by even a wider margin. Within William Blair's eligibility list (a high quality slice of the market in itself), companies that ranked highest in terms of quality factors, such as low debt/capital, consistent earnings and revenue per share growth over time and positive cash flows markedly underperformed their lower quality counterparts and the overall Index. While the portfolio performed well relative to a quality universe, the team's quality growth philosophy hampered results relative to the market as a whole, particularly in Japan, as quality growth names were significantly out of favor during the year.

The portfolio's fourth quarter results approximated the MSCI ACWI ex-US Growth and EAFE Indices, but trailed the broad ACWI Index. Positive contributors to fourth quarter performance included strong stock selection in Consumer Staples, Energy, IT and Utilities. Within Consumer Staples, UK and Latin America stock selection augmented results, while IT and Utilities benefited from Europe ex-UK holdings. The portfolio's underweighted Japan exposure enhanced results, coupled with its emerging markets weightings. Detracting from fourth quarter performance was Healthcare stock selection, particularly in the UK, as well as underweightings in Telecom Services and Materials and overweighting in Healthcare.

As of year end, the portfolio was focused on Energy, Industrials, and IT stocks, at the expense of Materials, Telecom Services, and Healthcare. Financials had the largest absolute weighting in the portfolio but were underweighted relative to the Index. Regionally, the portfolio was underweighted in most developed markets, particularly Japan and the UK, and overweighted in Latin America and emerging Asia.

The preceding commentary was prepared by the Portfolio's sub-adviser, William Blair & Company LLC.

MLIG Variable Insurance Trust—
Roszel/William Blair International Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/William Blair International Portfolio	21.44%	15.23%
MSCI EAFE Index	26.86%	17.65%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Telefonaktiebolaget LM Ericsson, ADR	4.9%
SAP AG, ADR	4.6
BG Group plc, ADR	4.4
BNP Paribas, ADR	4.0
E.ON AG, ADR	4.0
ABB Ltd., ADR	3.8
UBS AG (Registered)	3.8
Toyota Motor Corp., ADR	3.8
Veolia Environnement, ADR	3.6
Roche Holding AG, ADR	3.6
Total	40.5%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Information Technology	18.8%
Consumer Discretionary	18.2
Financials	17.0
Industrials	14.2
Energy	12.8
Utilities	7.6
Health Care	5.2
Consumer Staples	4.9
Financials	3.8
Telecommunication Services	2.0
Other#	(4.5)
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/William Blair International Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—104.5%
Brazil—6.3%
Banco Itau Holding Financeira SA, ADR	1,650	$59,647
GOL- Linhas Aereas Inteligentes SA, ADR	1,680	48,166
Petroleo Brasileiro SA, ADR	1,220	125,648
		233,461
Canada—10.1%
Canadian National Railway Co.	2,110	90,793
Gildan Activewear, Inc. *	1,411	65,795
Manulife Financial Corp.	1,200	40,548
Ritchie Bros. Auctioneers, Inc.	1,120	59,965
Suncor Energy, Inc.	1,430	112,841
		369,942
China—1.6%
Focus Media Holding Ltd., ADR*	900	59,751
France—7.6%
BNP Paribas, ADR	2,685	147,272
Veolia Environnement, ADR	1,770	133,210
		280,482
Germany—8.5%
E.ON AG, ADR	3,220	145,512
SAP AG, ADR	3,170	168,327
		313,839
Greece—1.8%
National Bank of Greece SA, ADR	7,170	66,681
India—4.4%
HDFC Bank Ltd., ADR	1,010	76,235
Infosys Technologies Ltd., ADR	1,540	84,022
		160,257
Ireland—6.9%
Allied Irish Banks plc, ADR	2,120	128,854
Ryanair Holdings plc, ADR *	1,520	123,880
		252,734
Italy—3.1%
Luxottica Group S.p.A., ADR	3,745	114,859
Japan—15.3%
Canon, Inc., ADR	2,220	125,630
Matsushita Electric Industrial Co., Ltd., ADR	3,790	76,141
ORIX Corp., ADR	730	107,164
Sharp Corp., ADR	6,550	114,625
Toyota Motor Corp., ADR	1,030	138,339
		561,899
Mexico—8.1%
America Movil SA de CV, ADR	1,590	71,900
Desarrolladora Homex SAB de CV, ADR *	1,690	99,828
Grupo Aeroportuario del Pacifico SA de CV, ADR	1,550	60,745
Wal-Mart de Mexico SA de CV, ADR	1,520	66,652
		299,125

	Shares	Value
Netherlands—1.6%
Qiagen N.V.*	3,865	$58,477
South Africa—2.0%
Sasol Ltd., ADR	1,970	72,693
Sweden—4.9%
Telefonaktiebolaget LM Ericsson, ADR	4,520	181,840
Switzerland—11.2%
ABB Ltd., ADR	7,780	139,885
Roche Holding AG, ADR	1,485	132,833
UBS AG (Registered)	2,300	138,759
		411,477
Taiwan—3.6%
Himax Technologies, Inc., ADR *	7,440	35,489
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	8,751	95,648
		131,137
United Kingdom—7.5%
BG Group plc, ADR	2,350	160,834
Tesco plc, ADR	4,735	114,587
		275,421
Total Common Stocks (Cost-$2,790,490)		3,844,075
	Principal Amount
Short-Term Securities—1.0%
Repurchase Agreement **—1.0%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $38,326 (Cost—$38,305)	$38,305	38,305
Total Investments—105.5% (Cost—$2,828,795)		3,882,380
Other Liabilities in Excess of Assets—(5.5)%		(203,962)
Net Assets 100.0%		$3,678,418

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

Bond markets faced headwinds in the first half of 2006 as tighter U.S. and international monetary policy and better-than-expected economic data pushed bond yields higher (and prices lower). The benchmark 10 year Treasury began the year yielding 4.39% and by June 30 had risen to 5.14%. As a result, most sectors of the bond market produced negative returns during the first six months of the year. However, the world changed for bond investors in the second half of 2006. The bond market rallied over 5% in price terms as the 10-year Treasury yield fell to 4.43% early in December. The reversal could be attributed to a number of factors leading market participants to believe that the Federal Reserve Board (the Fed) interest rate tightening cycle was over and would be followed by a set of eases. In August, the Fed decided to hold the fed funds rate steady at 5.25% after increasing it 17 straight times since June 2004. The Fed subsequently held rates steady at its meetings in September, October and December.

The primary contributing factor to the bond market rally was the evident slowing of the economy. Second quarter gross domestic product (GDP) came in at 2.6%, sharply lower than first quarter GDP of 5.6% while the final reading for third quarter GDP came in at 2.0%. The downshift in economic activity is supportive of bond prices as investors expect the Fed to be compelled to lower rates in order to avert a recession. In addition, benign inflation reports suggest that rate increases to date have, in the context of a slowing economy, been sufficient to temper incipient inflationary pressure. The Producer Price index (PPI) and Consumer Price index (CPI) actually fell in October. The energy-dampened CPI decreased by 0.5% for the month and measured 1.3% year over year, and PPI fell 1.6% during the month posting a 1.6% annual decline. Excluding food and energy, the core numbers were 0.1% and -0.9%, respectively.

Factors Affecting Portfolio Performance

With the exception of the May-June retrenchment in investor appetite for risk, portfolio securities with excess yield over Treasuries outperformed comparable maturity Treasury securities during the year. Therefore, our decision to overweight non-Treasury securities was rewarded.

The primary contributor to relative performance for the year was our large overweight in agency mortgage-backed pass-through securities (MBS). Our underweight in agency debentures, however, detracted from performance. Based on attractive valuations, we significantly reduced our overweight position in MBS during the third and fourth quarters and added to our position in agencies. We have thus moved out of an appreciated sector and into one that, in our view, offers greater potential for return.

The maturity structure of the portfolio marginally contributed to relative performance during the year. As the yield curve steepened in the second quarter, our underweight in long maturity debt and overweight in intermediate maturity debt improved relative returns. While we maintain our view that diminished global liquidity and the specter of inflation will cause the yield curve to steepen, we continue to opportunistically reduce the maturity structure position, diminishing exposure to the intermediate part of the curve and adding longer maturity debt.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord Abbett & Co. LLC.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2006

	One Year	Since Inception†
Roszel/Lord Abbett Government Securities Portfolio	3.62%	3.85%
Merrill Lynch U.S. Domestic Master Bond Index	4.32%	4.86%
Merrill Lynch U.S. Government Master Bond Index	3.48%	4.27%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Federal Home Loan Mortgage Corp. 5.50% due 04/01/36	15.3%
Federal Home Loan Bank 5.13% due 08/14/13	9.6
Federal National Mortgage Assn. 6.00% due 05/15/11	7.9
Government National Mortgage Assn. 5.50% due 04/15/36	6.9
Federal National Mortgage Assn. 5.50% due 05/01/36	5.0
Government National Mortgage Assn. 5.50% due 02/15/36	4.8
U.S. Treasury Bond 6.13% due 08/15/29	4.5
Federal Home Loan Mortgage Corp. 5.50% due 01/15/16 TBA	4.2
U.S. Treasury Bond 4.50% due 02/15/36	3.9
Federal Home Loan Mortgage Corp. 5.00% due 10/01/20	2.8
Total	64.9%

  **  Excluding short-term securities and/or cash equivalents.

Asset Mix by Issuer**	Percentage of Fixed Income Investments
U.S. Government Agencies	85.8%
U.S. Government Treasuries	14.2
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Schedule of Investments as of December 31, 2006

	S&P Rating (Unaudited)	Principal Amount	Value
U.S. Government Securities—100.3%
U.S. Government Agencies—18.2%
Federal Home Loan Bank 5.13% due 08/14/13	AAA	$785,000	$791,478
Federal National Mortgage Assn. 6.00% due 05/15/11	AAA	626,000	651,812
4.63% due 10/15/13	AAA	58,000	56,823
			1,500,113
U.S. Government Agencies— Collateralized Mortgage Obligations—1.8%
Federal Home Loan Mortgage Corp. 4.00% due 05/15/18	AAA	362	361
5.75% due 05/15/29 (a)	AAA	5,534	5,536
Federal National Mortgage Assn. 5.88% due 08/25/07 (a)(c)	AAA	9,779	9,790
5.20% due 05/25/08 (a)(c)	AAA	15,099	15,007
6.20% due 10/25/08 (a)(c)	AAA	67,052	67,375
5.81% due 03/25/09 (a)(c)	AAA	50,781	50,919
			148,988
U.S. Government Agencies—Mortgage Backed Securities—66.1%
Federal Home Loan Mortgage Corp. 6.00% due 06/01/08 (c)	AAA	10,038	10,119
5.50% due 01/15/16 TBA (b)	AAA	350,000	349,672
5.50% due 09/01/18 (c)	AAA	107,525	107,675
5.00% due 04/01/20	AAA	44,664	43,883
5.00% due 09/01/20	AAA	211,353	207,659
5.00% due 10/01/20	AAA	233,940	229,851
5.50% due 10/01/20 (c)	AAA	73,650	73,590
5.00% due 11/01/20	AAA	71,007	69,766
5.50% due 03/01/21	AAA	124,235	124,139
5.00% due 04/01/21	AAA	81,090	79,659
5.00% due 05/01/21	AAA	100,153	98,402
5.50% due 06/01/21	AAA	70,000	69,946
7.00% due 03/01/32	AAA	27,572	28,361
6.50% due 08/01/32	AAA	2,309	2,361
7.00% due 11/01/32	AAA	41,323	42,482
4.20% due 01/01/34 (a)	AAA	97,374	95,702
4.68% due 03/01/35 (a)	AAA	48,138	47,581
Federal National Mortgage Assn. 5.50% due 04/01/17	AAA	15,801	15,839
3.50% due 08/01/33 (a)	AAA	29,629	29,220
3.87% due 11/01/34 (a)(c)	AAA	28,887	28,825
5.50% due 03/01/35 (c)	AAA	169,956	168,015

	S&P Rating (Unaudited)	Principal Amount	Value
5.02% due 04/01/35 (a)	AAA	$63,626	$63,740
4.56% due 07/01/35 (a)(d)	AAA	62,550	62,393
5.50% due 07/01/35 (c)	AAA	68,388	67,607
5.26% due 10/01/35 (a)	AAA	104,297	104,133
5.50% due 10/01/35 (c)	AAA	142,844	141,213
5.39% due 04/01/36 (a)	AAA	32,625	32,802
5.50% due 04/01/36 (c)	AAA	1,272,620	1,257,640
5.50% due 04/01/36 (a)	AAA	49,384	49,704
5.52% due 04/01/36 (a)	AAA	53,147	53,584
5.50% due 05/01/36	AAA	416,757	411,851
5.42% due 09/01/36 (a)	AAA	97,588	97,830
5.78% due 10/01/36 (a)	AAA	54,987	55,350
5.50% due 01/01/37	AAA	155,000	153,175
Government National Mortgage Assn. 7.00% due 02/15/31	AAA	1,500	1,550
5.50% due 02/15/36	AAA	397,602	395,691
5.50% due 04/15/36	AAA	573,979	571,220
			5,442,230
U.S. Government Treasuries—14.2%
U.S. Treasury Bonds 6.13% due 08/15/29	AAA	315,000	368,157
4.50% due 02/15/36	AAA	335,000	318,564
U.S. Treasury Notes 5.13% due 06/30/11	AAA	184,000	187,105
4.25% due 08/15/13 (c)	AAA	114,000	111,141
4.25% due 11/15/13	AAA	189,000	184,009
			1,168,976
Total U.S. Government Securities (Cost—8,221,529)			8,260,307
Short-Term Securities—2.0%

Repurchase
Agreement *—2.0%

Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $162,534 (Cost—$162,443)	162,443	162,443
Total Investments Before Investments Sold Short—102.3%
(Cost—$8,383,973)		8,422,750

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Government Securities Portfolio
Schedule of Investments as of December 31, 2006 (concluded)

	Principal Amount	Value
Investments Sold Short—(0.3)%
U.S. Government Agencies—Mortgage Backed Securities—(0.3)%
Federal National Mortgage Assn. 5.50% due 01/15/16 TBA (Proceeds—$19,920)	$(20,000)	$(19,762)
Total Investments, Net of Investments Sold Short—102.0% (Cost—$8,364,053)		8,402,988
Other Liabilities in Excess of Assets—(2.0)%		(167,337)
Net Assets—100.0%		$8,235,651

*  The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement

(a)  Floating rate security - rate disclosed is as of December 31, 2006.

(b)  Dollar roll transaction.

(c)  All or portion of the security has been segregated to meet the Portfolio's obligation for delayed delivery securities.

Glossary:

TBA—Security is subject to delayed delivery.

See Notes to Financial Statements.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed Income Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

Fixed income market conditions were positive for the second half of 2006. The Federal Open Market Committee (FOMC), which determines short term interest rates in the United States, signaled at their meeting on June 29, 2006 that they may cease the interest rate increasing campaign that they began in June 2004. As a result, market interest rates began to decline from their highest levels in nearly 5 years. The weak report of second quarter gross domestic product (GDP) at +2.6% also helped drive rates lower since this was a dramatic slowing from the first quarter growth report of +5.6%. The FOMC followed up their intimation by voting to hold short rates steady at 5.25% when they met again on August 8, after raising interest rates at each of their previous 17 meetings. They pointed to the surprising weakness in new and existing home sales as reinforcing their decision. Though inflation gauges continued to move higher in the third quarter, the softening of growth kept the FOMC from raising rates at both their September and October meetings. The reduction in oil prices during September and October from the high of $77 per barrel to below $60 helped to keep the economy from experiencing a hard-landing. As a result, all investment-grade sectors of the fixed income marketplace posted strong positive returns in the third quarter after minor negative total returns for both the first and second quarters of the year. The fourth quarter also witnessed strength in the fixed income markets as interest rates continued their decline that began in July, only to be offset slightly with a reversal during December which posted the first monthly negative total returns since May. The return of economic growth to a more sustainable rate driven by the orderly correction in the real estate market, accompanied with consistent global investment flow into the US markets benefited all financial markets throughout the second half of this year.

Factors Affecting Portfolio Performance

The significant reversal of market direction in the second half of 2006 helped to generate positive total return for the broad investment-grade fixed income market for the year. As usual, the duration (price sensitivity to changes in yield levels) of the portfolio was the driving force of total return. While our short duration positioning in the first half of the year helped the portfolio's relative return situation versus the benchmark, this similar duration strategy during the second half of the year was a slight detraction from relative return. The long-end of the yield curve was the best place to be as the market began to anticipate and price-in FOMC interest rate cuts for 2007. We chose to continue our underweight of that part of the curve throughout, but our yield curve position adjustment during the third quarter did help the portfolio participate in some of the rally in the intermediate and long end of the yield curve. Our sector positions helped relative performance as the corporate bond and mortgage-backed sectors outperformed the government bond sector. We have been overweight those sectors for quite some time but may be looking at reducing those positions since the yield premiums currently offered by those sectors is at historically low levels.

The preceding commentary was prepared by the Portfolio's sub-adviser, BlackRock Investment Management, LLC.

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2006

	One Year	Since Inception†
Roszel/BlackRock Fixed-Income Portfolio§	3.17%	2.51%
Merrill Lynch U.S. Domestic Master Bond Index	4.32%	4.86%

  *  See Notes to Performance Information.

  †  July 1, 2002.

  §  As of November 17, 2006, BlackRock Investment Management, LLC assumed responsibility for sub-advising this Portfolio and the Portfolio's name was changed from Roszel/MLIM Fixed-Income Portfolio to Roszel/BlackRock Fixed-Income Portfolio.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Federal National Mortgage Assn. 5.00% due 04/01/36	8.8%
U.S Treasury Note 4.25% due 11/15/14	7.8
U.S Treasury Note 4.00% due 11/15/12	7.3
U.S Treasury Note 4.00% due 04/15/10	5.5
Federal National Mortgage Assn. 5.00% due 11/01/18	5.1
Federal National Mortgage Assn. 5.25% due 01/15/09	4.9
U.S Treasury Note 5.00% due 02/15/11	3.8
Federal National Mortgage Assn. 3.25% due 01/15/08	3.5
Federal Home Loan Mortgage Corp. 5.13% due 07/15/12	3.3
U.S. Treasury Bond 5.25% due 11/15/28	3.3
Total	53.3%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

S&P Ratings**	Percentage of Fixed Income Investments
AAA - A	21.5%
U.S. Government Securities	78.5
Total	100.0%
Holdings by Sector	Percentage of Net Assets
U.S. Government Securities	78.0%
Financials	13.0
Consumer Discretionary	2.9
Materials	2.8
Industrials	2.6
Other#	0.7
Total	100.0%

MLIG Variable Insurance Trust—
Roszel/BlackRock Fixed-Income Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	S&P Rating (Unaudited)	Principal Amount	Value
Fixed Income Investments—99.3%
Consumer Discretionary—2.9%
Multiline Retail—2.9%
Target Corp. 5.88% due 03/01/12	A+	$300,000	$308,353
Financials—13.0%
Capital Markets—2.3%
Goldman Sachs Group, Inc. 4.13% due 01/15/08	AA-	250,000	247,144
Consumer Finance—4.7%
American General Finance Corp. 5.38% due 10/01/12	A+	250,000	249,307
HSBC Finance Corp. 5.88% due 02/01/09	AA-	250,000	253,586
			502,893
Diversified Financial Services—6.0%
Citigroup, Inc. 4.88% due 05/07/15	A+	325,000	313,017
JPMorgan Chase & Co. 5.13% due 09/15/14	A	325,000	319,578
			632,595
Total Financials			1,382,632
Industrials—2.6%
Industrial Conglomerates—2.6%
General Electric Co. 5.00% due 02/01/13	AAA	275,000	271,947
Materials—2.8%
Metals and Mining—2.8%
Alcoa, Inc. 5.38% due 01/15/13	A-	300,000	299,445
U.S. Government Securities—78.0%%
U.S. Government Agencies—47.4%
Federal Home Loan Mortgage Corp. 5.13% due 07/15/12	AAA	350,000	352,499
5.50% due 12/01/17	AAA	148,146	148,414
Federal National Mortgage Assn. 3.25% due 01/15/08	AAA	375,000	367,684
5.00% due 02/01/18	AAA	191,169	188,356
5.00% due 11/01/18	AAA	545,689	537,659
5.00% due 04/01/36	AAA	969,082	935,568
5.25% due 01/15/09	AAA	521,000	523,229
5.50% due 11/01/17	AAA	238,802	239,372
5.50% due 02/01/19	AAA	243,648	244,165
5.50% due 10/01/19	AAA	292,259	292,469
6.00% due 07/01/17	AAA	10,232	10,382
6.00% due 09/01/17	AAA	90,690	92,023

	S&P Rating (Unaudited)	Principal Amount	Value
6.00% due 11/01/32	AAA	$61,218	$61,777
6.00% due 01/01/33	AAA	135,109	136,342
6.00% due 03/01/33	AAA	143,874	145,187
6.50% due 06/01/16	AAA	14,844	15,207
6.50% due 06/01/17	AAA	5,059	5,181
6.63% due 10/15/07	AAA	240,000	242,494
7.00% due 05/01/32	AAA	139,404	143,403
Government National Mortgage Assn. 5.00% due 11/15/18	AAA	342,372	338,483
7.00% due 07/15/32	AAA	12,383	12,796
			5,032,690
U.S. Government Treasuries—30.6%
U.S. Treasury Bond 5.25% due 11/15/28	AAA	335,000	351,305
U.S Treasury Notes 4.88% due 05/15/09	AAA	300,000	300,656
4.00% due 04/15/10	AAA	600,000	587,110
4.00% due 11/15/12	AAA	800,000	772,407
4.25% due 11/15/14	AAA	850,000	824,566
5.00% due 02/15/11	AAA	400,000	405,000
			3,241,044
Total U.S. Government Securities			8,273,734
Total Fixed Income Investments (Cost—$10,765,925)			10,536,111
Total Investments—99.3% (Cost—$10,765,925)			10,536,111
Other Assets Less Liabilities—0.7%			79,326
Net Assets—100%			$10,615,437

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2006

	Roszel/Lord Abbett Large Cap Value Portfolio	Roszel/Davis Large Cap Value Portfolio	Roszel/ BlackRock Relative Value Portfolio	Roszel/ Fayez Sarofim Large Cap Core Portfolio
Assets:
Investments, at cost	$7,269,934	$2,446,310	$9,724,927	$1,257,840
Investments, at value	8,900,088	2,725,138	12,145,686	1,338,901
Repurchase agreements, at value	—	—	—	72,833
Total investments, at value	8,900,088	2,725,138	12,145,686	1,411,734
Cash	—	66,615	—	—
Receivables:
Capital shares sold	—	—	—	14
Investment advisor	—	3,602	—	2,770
Dividends and interest	15,865	3,482	28,265	2,393
Investments sold	87,460	—	181,650	—
Prepaid insurance	303	92	425	25
Total assets	9,003,716	2,798,929	12,356,026	1,416,936
Liabilities:
Payables:
Administrative fees	2,706	1,532	4,278	804
Capital shares redeemed	180,177	65,949	146,519	541
Investment advisor	1,488	—	2,906	—
Investments purchased	48,116	—	—	—
Transfer agent fees	1,256	1,256	1,109	1,256
Trustees' fees	177	70	271	21
Bank overdraft	11,687	—	55,957	—
Payable for securities sold short (a)	—	—	—	—
Accrued expenses	29,507	28,525	30,060	26,804
Total liabilities	275,114	97,332	241,100	29,426
Net Assets	$8,728,602	$2,701,597	$12,114,926	$1,387,510
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$718	$256	$1,001	$117
Paid-in capital	6,212,231	2,199,793	8,321,822	1,181,214
Accumulated undistributed investment income (loss)—net	103,496	29,618	171,250	16,882
Accumulated realized capital gain (loss) on investments—net	782,003	193,102	1,200,094	35,403
Unrealized appreciation (depreciation) on: Investments—net	1,630,154	278,828	2,420,759	153,894
Short sales—net	—	—	—	—
Net Assets	$8,728,602	$2,701,597	$12,114,926	$1,387,510
Shares Outstanding	718,178	256,463	1,000,750	116,952
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$12.15	$10.53	$12.11	$11.86

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2006 (continued)

	Roszel/ AllianceBernstein Large Cap Core Portfolio	Roszel/ Loomis Sayles Large Cap Growth Portfolio	Roszel/ Rittenhouse Large Cap Growth Portfolio	Roszel/ Marsico Large Cap Growth Portfolio
Assets:
Investments, at cost	$1,324,158	$1,127,500	$6,524,388	$4,995,913
Investments, at value	1,405,023	1,206,516	7,046,968	5,114,125
Repurchase agreements, at value	28,262	17,644	92,995	553,500
Total investments, at value	1,433,285	1,224,160	7,139,963	5,667,625
Cash	—	—	—	—
Receivables:
Capital shares sold	69,617	152,155	350,926	—
Investment advisor	3,093	5,800	—	703
Dividends and interest	1,774	785	10,757	3,987
Investments sold	30,711	3,910	—	—
Prepaid insurance	47	71	192	243
Total assets	1,538,527	1,386,881	7,501,838	5,672,558
Liabilities:
Payables:
Administrative fees	861	829	2,596	1,704
Capital shares redeemed	—	338	719	478,618
Investment advisor	—	—	1,044	—
Investments purchased	41,314	2,429	—	240,390
Transfer agent fees	1,256	1,205	1,202	1,256
Trustees' fees	55	47	215	33
Bank overdraft	—	5,184	—	—
Payable for securities sold short (a)	—	—	—	—
Accrued expenses	26,453	28,737	28,763	27,648
Total liabilities	69,939	38,769	34,539	749,649
Net Assets	$1,468,588	$1,348,112	$7,467,299	$4,922,909
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$152	$135	$708	$436
Paid-in capital	1,291,142	1,289,236	6,196,258	4,287,876
Accumulated undistributed investment income (loss)—net	10,826	(258)	19,117	2,221
Accumulated realized capital gain (loss) on investments—net	57,341	(37,661)	635,641	(39,336)
Unrealized appreciation (depreciation) on: Investments—net	109,127	96,660	615,575	671,712
Short sales—net	—	—	—	—
Net Assets	$1,468,588	$1,348,112	$7,467,299	$4,922,909
Shares Outstanding	152,464	135,226	707,925	436,251
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$9.63	$9.97	$10.55	$11.28

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2006 (continued)

	Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	Roszel/ Franklin Mid Cap Growth Portfolio	Roszel/ NWQ Small Cap Value Portfolio	Roszel/ Delaware Small-Mid Cap Growth Portfolio
Assets:
Investments, at cost	$2,197,103	$2,036,609	$4,551,679	$2,260,242
Investments, at value	2,513,987	2,198,095	5,365,600	2,681,046
Repurchase agreements, at value	42,746	20,834	88,538	73,277
Total investments, at value	2,556,733	2,218,929	5,454,138	2,754,323
Cash	—	—	—	135
Receivables:
Capital shares sold	152,465	31,924	—	36,333
Investment advisor	2,746	3,070	—	2,280
Dividends and interest	4,337	843	10,661	927
Investments sold	18,360	—	107,222	—
Prepaid insurance	88	85	250	116
Total assets	2,734,729	2,254,851	5,572,271	2,794,114
Liabilities:
Payables:
Administrative fees	1,616	1,466	1,997	1,538
Capital shares redeemed	1,299	124	202,158	—
Investment advisor	—	—	48	—
Investments purchased	—	—	—	—
Transfer agent fees	1,256	1,256	1,256	1,256
Trustees' fees	76	71	120	90
Bank overdraft	—	—	42,993	—
Payable for securities sold short (a)	—	—	—	—
Accrued expenses	26,174	26,475	27,383	27,494
Total liabilities	30,421	29,392	275,955	30,378
Net Assets	$2,704,308	$2,225,459	$5,296,316	$2,763,736
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$340	$226	$433	$226
Paid-in capital	2,233,020	1,762,373	3,122,511	1,711,029
Accumulated undistributed investment income (loss)—net	37,175	(316)	29,270	(318)
Accumulated realized capital gain (loss) on investments—net	74,143	280,856	1,241,643	558,718
Unrealized appreciation (depreciation) on: Investments—net	359,630	182,320	902,459	494,081
Short sales—net	—	—	—	—
Net Assets	$2,704,308	$2,225,459	$5,296,316	$2,763,736
Shares Outstanding	339,506	226,336	432,508	225,552
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$7.97	$9.83	$12.25	$12.25

(a)  Proceeds from securities sold short on the Roszel/Lord Abbett Government Securities Portfolio was $19,920.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2006 (concluded)

	Roszel/ Lazard International Portfolio	Roszel/ William Blair International Portfolio	Roszel/ Lord Abbett Government Securities Portfolio	Roszel/ BlackRock Fixed- Income Portfolio
Assets:
Investments, at cost	$4,249,979	$2,828,795	$8,383,973	$10,765,925
Investments, at value	5,366,764	3,844,075	8,260,307	10,536,111
Repurchase agreements, at value	144,442	38,305	162,443	—
Total investments, at value	5,511,206	3,882,380	8,422,750	10,536,111
Cash	409	250	—	—
Receivables:
Capital shares sold	—	—	133,265	335,964
Investment advisor	404	1,618	908	—
Dividends and interest	8,732	3,249	62,889	112,742
Investments sold	—	54,044	83,057	—
Prepaid insurance	236	185	280	381
Total assets	5,520,987	3,941,726	8,703,149	10,985,198
Liabilities:
Payables:
Administrative fees	1,800	1,576	3,564	4,314
Capital shares redeemed	172,827	214,464	—	—
Investment advisor	—	—	—	587
Investments purchased	10,021	17,400	410,652	—
Transfer agent fees	1,256	1,256	1,256	1,218
Trustees' fees	67	58	177	284
Bank overdraft	—	—	—	332,048
Payable for securities sold short (a)	—	—	19,762	—
Accrued expenses	28,195	28,554	32,087	31,310
Total liabilities	214,166	263,308	467,498	369,761
Net Assets	$5,306,821	$3,678,418	$8,235,651	$10,615,437
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$362	$287	$812	$1,089
Paid-in capital	3,297,836	2,418,180	8,490,721	11,196,428
Accumulated undistributed investment income (loss)—net	77,133	(12,272)	38,473	41,710
Accumulated realized capital gain (loss) on investments—net	670,263	218,638	(333,290)	(393,976)
Unrealized appreciation (depreciation) on: Investments—net	1,261,227	1,053,585	38,777	(229,814)
Short sales—net	—	—	158	—
Net Assets	$5,306,821	$3,678,418	$8,235,651	$10,615,437
Shares Outstanding	361,620	286,819	811,788	1,089,460
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$14.68	$12.82	$10.15	$9.74

(a)  Proceeds from securities sold short on the Roszel/Lord Abbett Government Securities Portfolio were $19,920.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2006

	Roszel/Lord Abbett Large Cap Value Portfolio	Roszel/Davis Large Cap Value Portfolio	Roszel/ BlackRock Relative Value Portfolio	Roszel/Fayez Sarofim Large Cap Core Portfolio
Investment Income:
Dividends	$193,197	$60,331	$305,789	$30,048
Interest	8,623	881	7,242	2,368
Less: Foreign taxes withheld	(193)	—	—	(22)
Total income	201,627	61,212	313,031	32,394
Expenses:
Investment advisory fees	71,272	22,758	98,357	10,588
Administrative services	27,879	14,556	37,564	7,232
Professional fees	20,790	20,287	23,336	19,493
Transfer agent fees	7,501	7,501	7,501	7,501
Custodian fees	7,258	9,419	5,391	5,153
Printing and shareholder reports	2,671	989	4,005	320
Trustees' fees and expenses	1,029	357	1,477	159
Other	2,541	2,049	2,820	1,946
Total expenses before expense reductions	140,941	77,916	180,451	52,392
Less: Advisory fee waivers and reimbursements, if any	(42,946)	(46,616)	(45,191)	(37,831)
Less: Reductions from commission recapture agreements, if any	(819)	(659)	(33)	—
Net expenses	97,176	30,641	135,227	14,561
Net investment income (loss)	104,451	30,571	177,804	17,833
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on:
Investments—net	797,823	417,054	1,240,792	45,629
Short sales—net	—	—	—	—
Net realized gain (loss)	797,823	417,054	1,240,792	45,629
Change in unrealized appreciation (depreciation) on:
Investments—net	604,200	50,450	825,453	111,163
Short sales—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	604,200	50,450	825,453	111,163
Total realized and unrealized gain (loss)—net	1,402,023	467,504	2,066,245	156,792
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,506,474	$498,075	$2,244,049	$174,625

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2006 (continued)

	Roszel/ AllianceBernstein Large Cap Core Portfolio	Roszel/ Loomis Sayles Large Cap Growth Portfolio	Roszel/ Rittenhouse Large Cap Growth Portfolio	Roszel/ Marsico Large Cap Growth Portfolio
Investment Income:
Dividends	$27,801	$14,005	$89,736	$38,311
Interest	1,665	1,744	12,346	14,764
Less: Foreign taxes withheld	—	—	—	—
Total income	29,466	15,749	102,082	53,075
Expenses:
Investment advisory fees	13,498	11,305	59,644	36,394
Administrative services	10,279	7,563	25,757	17,007
Professional fees	19,592	19,537	20,635	20,019
Transfer agent fees	7,501	7,501	7,501	7,501
Custodian fees	6,297	16,792	4,708	11,199
Printing and shareholder reports	464	511	2,485	1,485
Trustees' fees and expenses	213	191	930	484
Other	1,986	1,906	2,522	2,069
Total expenses before expense reductions	59,830	65,306	124,182	96,158
Less: Advisory fee waivers and reimbursements, if any	(41,277)	(49,770)	(42,172)	(46,115)
Less: Reductions from commission recapture agreements, if any	(861)	(480)	—	(140)
Net expenses	17,692	15,056	82,010	49,903
Net investment income (loss)	11,774	693	20,072	3,172
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on:
Investments—net	59,036	(31,467)	646,806	(37,421)
Short sales—net	—	—	—	—
Net realized gain (loss)	59,036	(31,467)	646,806	(37,421)
Change in unrealized appreciation (depreciation) on:
Investments—net	(80,503)	(42,227)	10,098	297,675
Short sales—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	(80,503)	(42,227)	10,098	297,675
Total realized and unrealized gain (loss)—net	(21,467)	(73,694)	656,904	260,254
Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,693)	$(73,001)	$676,976	$263,426

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2006 (continued)

	Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	Roszel/ Franklin Mid Cap Growth Portfolio	Roszel/ NWQ Small Cap Value Portfolio	Roszel/ Delaware Small-Mid Cap Growth Portfolio
Investment Income:
Dividends	$64,570	$14,904	$87,059	$13,720
Interest	2,174	3,220	10,666	4,069
Less: Foreign taxes withheld	—	—	—	—
Total income	66,744	18,124	97,725	17,789
Expenses:
Investment advisory fees	21,861	19,089	50,909	26,391
Administrative services	14,458	13,828	19,459	15,028
Professional fees	19,781	19,723	20,383	19,884
Transfer agent fees	7,501	7,501	7,501	7,501
Custodian fees	3,582	5,623	4,223	4,853
Printing and shareholder reports	1,053	842	1,962	1,183
Trustees' fees and expenses	337	301	723	398
Other	2,049	2,012	2,252	2,079
Total expenses before expense reductions	70,622	68,919	107,412	77,317
Less: Advisory fee waivers and reimbursements, if any	(40,576)	(42,684)	(38,540)	(41,610)
Less: Reductions from commission recapture agreements, if any	(1,429)	—	(1,368)	(963)
Net expenses	28,617	26,235	67,504	34,744
Net investment income (loss)	38,127	(8,111)	30,221	(16,955)
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on:
Investments—net	73,956	289,602	1,245,187	580,077
Short sales—net	—	—	—	—
Net realized gain (loss)	73,956	289,602	1,245,187	580,077
Change in unrealized appreciation (depreciation) on:
Investments—net	188,591	(110,305)	(162,989)	(281,048)
Short sales—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	188,591	(110,305)	(162,989)	(281,048)
Total realized and unrealized gain (loss)—net	262,547	179,297	1,082,198	299,029
Net Increase (Decrease) in Net Assets Resulting from Operations	$300,674	$171,186	$1,112,419	$282,074

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2006 (concluded)

	Roszel/Lazard International Portfolio	Roszel/ William Blair International Portfolio	Roszel/ Lord Abbett Government Securities Portfolio	Roszel/ BlackRock Fixed-Income Portfolio
Dividends	$133,601	$59,086	$—	$—
Interest	7,013	9,179	439,284	513,180
Less: Foreign taxes withheld	(1,075)	(404)	—	—
Total income	139,539	67,861	439,284	513,180
Expenses:
Investment advisory fees	45,409	31,905	53,289	74,740
Administrative services	18,358	15,921	31,179	36,514
Professional fees	21,152	20,900	21,866	24,246
Transfer agent fees	7,501	7,501	7,501	7,501
Custodian fees	4,802	5,982	13,385	5,994
Printing and shareholder reports	1,720	1,079	2,484	3,731
Trustees' fees and expenses	611	440	982	1,412
Other	2,168	2,035	2,514	2,834
Total expenses before expense reductions	101,721	85,763	133,200	156,972
Less: Advisory fee waivers and reimbursements, if any	(40,266)	(42,580)	(55,318)	(47,739)
Less: Reductions from commission recapture agreements, if any	—	—	—	—
Net expenses	61,455	43,183	77,882	109,233
Net investment income (loss)	78,084	24,678	361,402	403,947
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on:
Investments—net	677,549	276,749	(120,228)	(107,984)
Short sales—net	—	—	(2,152)	—
Net realized gain (loss)	677,549	276,749	(122,380)	(107,984)
Change in unrealized appreciation (depreciation) on:
Investments—net	347,031	391,441	41,471	47,604
Short sales—net	—	—	158	—
Net change in unrealized appreciation (depreciation)	347,031	391,441	41,629	47,604
Total realized and unrealized gain (loss)—net	1,024,580	668,190	(80,751)	(60,380)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,102,664	$692,868	$280,651	$343,567

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets

	Roszel/Lord Abbett Large Cap Value Portfolio		Roszel/Davis Large Cap Value Portfolio
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$104,451	$93,605	$30,571	$39,816
Net realized gain (loss)	797,823	1,540,844	417,054	217,802
Net change in unrealized appreciation (depreciation)	604,200	(1,483,275)	50,450	(136,402)
Net increase (decrease) in net assets resulting from operations	1,506,474	151,174	498,075	121,216
Distributions to Shareholders From:
Investment income—net	(92,973)	(95,616)	(39,185)	(43,197)
Realized gains—net	(1,550,191)	(1,119,920)	(215,613)	(522,873)
Total distributions	(1,643,164)	(1,215,536)	(254,798)	(566,070)
Capital Share Transactions:
Shares sold	929,410	927,726	94,943	334,272
Shares issued on reinvestment of distributions	1,643,164	1,215,536	254,798	566,070
Shares redeemed	(2,957,400)	(4,602,221)	(942,076)	(467,587)
Net increase (decrease) in net assets derived from capital share transactions	(384,826)	(2,458,959)	(592,335)	432,755
Net Assets:
Total increase (decrease) in net assets	(521,516)	(3,523,321)	(349,058)	(12,099)
Beginning of period	9,250,118	12,773,439	3,050,655	3,062,754
End of period	$8,728,602	$9,250,118	$2,701,597	$3,050,655
Net Assets include undistributed (overdistributed) investment income (loss)—net	$103,496	$92,018	$29,618	$38,232
Share Transactions:
Shares sold	76,071	69,990	9,627	30,193
Shares issued on reinvestment of distributions	149,787	100,127	27,516	61,131
Shares redeemed	(233,732)	(350,372)	(94,595)	(44,818)
Net increase (decrease) in shares outstanding	(7,874)	(180,255)	(57,452)	46,506

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/BlackRock Relative Value Portfolio		Roszel/Fayez Sarofim Large Cap Core Portfolio
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Operations:
Investment income (loss)—net	$177,804	$189,042	$17,833	$21,453
Net realized gain (loss)	1,240,792	1,392,964	45,629	54,035
Net change in unrealized appreciation (depreciation)	825,453	(1,288,725)	111,163	(17,752)
Net increase (decrease) in net assets resulting from operations	2,244,049	293,281	174,625	57,736
Distributions to Shareholders From:
Investment income—net	(188,396)	(238,724)	(20,821)	(5,955)
Realized gains—net	(1,426,548)	(1,652,595)	(63,386)	(105,713)
Total distributions	(1,614,944)	(1,891,319)	(84,207)	(111,668)
Capital Share Transactions:
Shares sold	387,018	1,550,151	516,329	1,512,459
Shares issued on reinvestment of distributions	1,614,944	1,891,319	84,207	111,668
Shares redeemed	(3,647,860)	(4,008,444)	(818,337)	(1,086,751)
Net increase (decrease) in net assets derived from capital share transactions	(1,645,898)	(566,974)	(217,801)	537,376
Net Assets:
Total increase (decrease) in net assets	(1,016,793)	(2,165,012)	(127,383)	483,444
Beginning of period	13,131,719	15,296,731	1,514,893	1,031,449
End of period	$12,114,926	$13,131,719	$1,387,510	$1,514,893
Net Assets include undistributed (overdistributed) investment income (loss)—net	$171,250	$187,446	$16,882	$19,870
Share Transactions:
Shares sold	33,349	126,556	46,284	130,276
Shares issued on reinvestment of distributions	152,497	168,267	7,797	10,133
Shares redeemed	(308,204)	(325,370)	(71,058)	(94,858)
Net increase (decrease) in shares outstanding	(122,358)	(30,547)	(16,977)	45,551

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/AllianceBernstein Large Cap Core Portfolio		Roszel/Loomis Sayles Large Cap Growth Portfolio
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$11,774	$3,711	$693	$(4,885)
Net realized gain (loss)	59,036	243,572	(31,467)	186,184
Net change in unrealized appreciation (depreciation)	(80,503)	(104,191)	(42,227)	(67,443)
Net increase (decrease) in net assets resulting from operations	(9,693)	143,092	(73,001)	113,856
Distributions to Shareholders From:
Investment income—net	(3,077)	(10,954)	—	(1,074)
Realized gains—net	(240,090)	(204,104)	(185,151)	(98,518)
Total distributions	(243,167)	(215,058)	(185,151)	(99,592)
Capital Share Transactions:
Shares sold	417,792	282,770	872,324	466,573
Shares issued on reinvestment of distributions	243,167	215,058	185,151	99,592
Shares redeemed	(806,803)	(1,040,043)	(793,878)	(751,495)
Net increase (decrease) in net assets derived from capital share transactions	(145,844)	(542,215)	263,597	(185,330)
Net Assets:
Total increase (decrease) in net assets	(398,704)	(614,181)	5,445	(171,066)
Beginning of period	1,867,292	2,481,473	1,342,667	1,513,733
End of period	$1,468,588	$1,867,292	$1,348,112	$1,342,667
Net Assets include undistributed (overdistributed) investment income (loss)—net	$10,826	$2,129	$(258)	$(950)
Share Transactions:
Shares sold	37,762	26,114	80,501	40,267
Shares issued on reinvestment of distributions	26,431	21,767	19,551	9,351
Shares redeemed	(80,560)	(99,184)	(77,937)	(65,155)
Net increase (decrease) in shares outstanding	(16,367)	(51,303)	22,115	(15,537)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Rittenhouse Large Cap Growth Portfolio		Roszel/Marsico Large Cap Growth Portfolio
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$20,072	$25,049	$3,172	$(3,683)
Net realized gain (loss)	646,806	654,895	(37,421)	214,429
Net change in unrealized appreciation (depreciation)	10,098	(645,386)	297,675	(95,724)
Net increase (decrease) in net assets resulting from operations	676,976	34,558	263,426	115,022
Distributions to Shareholders From:
Investment income—net	(24,420)	(51,327)	—	(2,561)
Realized gains—net	(663,555)	(538,569)	(212,026)	(213,238)
Total distributions	(687,975)	(589,896)	(212,026)	(215,799)
Capital Share Transactions:
Shares sold	1,204,348	1,533,212	2,787,765	1,612,768
Shares issued on reinvestment of distributions	687,975	589,896	212,026	215,799
Shares redeemed	(3,175,073)	(3,706,900)	(2,161,073)	(1,864,986)
Net increase (decrease) in net assets derived from capital share transactions	(1,282,750)	(1,583,792)	838,718	(36,419)
Net Assets:
Total increase (decrease) in net assets	(1,293,749)	(2,139,130)	890,118	(137,196)
Beginning of period	8,761,048	10,900,178	4,032,791	4,169,987
End of period	$7,467,299	$8,761,048	$4,922,909	$4,032,791
Net Assets include undistributed (overdistributed) investment income (loss)—net	$19,117	$23,466	$2,221	$(950)
Share Transactions:
Shares sold	114,151	144,184	249,998	150,513
Shares issued on reinvestment of distributions	73,111	57,551	19,909	20,911
Shares redeemed	(301,408)	(343,655)	(194,488)	(172,004)
Net increase (decrease) in shares outstanding	(114,146)	(141,920)	75,419	(580)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio		Roszel/Franklin Mid Cap Growth Portfolio
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$38,127	$30,642	$(8,111)	$(8,409)
Net realized gain (loss)	73,956	673,873	289,602	569,290
Net change in unrealized appreciation (depreciation)	188,591	(710,353)	(110,305)	(236,896)
Net increase (decrease) in net assets resulting from operations	300,674	(5,838)	171,186	323,985
Distributions to Shareholders From:
Investment income—net	(29,364)	—	—	—
Realized gains—net	(673,921)	(547,862)	(560,251)	(90,469)
Total distributions	(703,285)	(547,862)	(560,251)	(90,469)
Capital Share Transactions:
Shares sold	317,336	401,984	232,438	272,811
Shares issued on reinvestment of distributions	703,285	547,862	560,251	90,469
Shares redeemed	(1,091,138)	(1,340,020)	(841,350)	(1,259,771)
Net increase (decrease) in net assets derived from capital share transactions	(70,517)	(390,174)	(48,661)	(896,491)
Net Assets:
Total increase (decrease) in net assets	(473,128)	(943,874)	(437,726)	(662,975)
Beginning of period	3,177,436	4,121,310	2,663,185	3,326,160
End of period	$2,704,308	$3,177,436	$2,225,459	$2,663,185
Net Assets include undistributed (overdistributed) investment income (loss)—net	$37,175	$29,060	$(316)	$(948)
Share Transactions:
Shares sold	37,357	39,772	20,582	23,743
Shares issued on reinvestment of distributions	98,776	59,745	60,765	8,385
Shares redeemed	(123,793)	(128,579)	(76,807)	(112,316)
Net increase (decrease) in shares outstanding	12,340	(29,062)	4,540	(80,188)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/NWQ Small Cap Value Portfolio		Roszel/Delaware Small-Mid Cap Growth Portfolio
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$30,221	$23,108	$(16,955)	$(22,456)
Net realized gain (loss)	1,245,187	1,259,123	580,077	287,476
Net change in unrealized appreciation (depreciation)	(162,989)	(632,432)	(281,048)	(5,179)
Net increase (decrease) in net assets resulting from operations	1,112,419	649,799	282,074	259,841
Distributions to Shareholders From:
Investment income—net	(20,963)	(8,487)	—	—
Realized gains—net	(1,257,283)	(1,009,010)	(256,279)	(123,686)
Total distributions	(1,278,246)	(1,017,497)	(256,279)	(123,686)
Capital Share Transactions:
Shares sold	791,278	708,382	366,479	834,965
Shares issued on reinvestment of distributions	1,278,246	1,017,497	256,279	123,686
Shares redeemed	(2,499,240)	(1,653,299)	(1,357,527)	(1,097,178)
Net increase (decrease) in net assets derived from capital share transactions	(429,716)	72,580	(734,769)	(138,527)
Net Assets:
Total increase (decrease) in net assets	(595,543)	(295,118)	(708,974)	(2,372)
Beginning of period	5,891,859	6,186,977	3,472,710	3,475,082
End of period	$5,296,316	$5,891,859	$2,763,736	$3,472,710
Net Assets include undistributed (overdistributed) investment income (loss)—net	$29,270	$21,522	$(318)	$(950)
Share Transactions:
Shares sold	62,903	51,973	28,570	75,663
Shares issued on reinvestment of distributions	108,234	89,647	22,169	11,603
Shares redeemed	(192,602)	(129,313)	(111,337)	(98,025)
Net increase (decrease) in shares outstanding	(21,465)	12,307	(60,598)	(10,759)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Lazard International Portfolio		Roszel/William Blair International Portfolio
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$78,084	$76,784	$24,678	$14,173
Net realized gain (loss)	677,549	440,297	276,749	59,066
Net change in unrealized appreciation (depreciation)	347,031	(115,538)	391,441	419,657
Net increase (decrease) in net assets resulting from operations	1,102,664	401,543	692,868	492,896
Distributions to Shareholders From:
Investment income—net	(76,151)	(59,814)	(88,739)	(71,412)
Realized gains—net	(432,776)	(332,453)	(52,355)	(689,533)
Total distributions	(508,927)	(392,267)	(141,094)	(760,945)
Capital Share Transactions:
Shares sold	895,609	1,381,399	1,065,909	1,194,732
Shares issued on reinvestment of distributions	508,927	392,267	141,094	760,945
Shares redeemed	(1,758,339)	(1,543,231)	(1,329,998)	(1,430,766)
Net increase (decrease) in net assets derived from capital share transactions	(353,803)	230,435	(122,995)	524,911
Net Assets:
Total increase (decrease) in net assets	239,934	239,711	428,779	256,862
Beginning of period	5,066,887	4,827,176	3,249,639	2,992,777
End of period	$5,306,821	$5,066,887	$3,678,418	$3,249,639
Net Assets include undistributed (overdistributed) investment income (loss)—net	$77,133	$75,200	$(12,272)	$(2,594)
Share Transactions:
Shares sold	64,323	105,884	89,665	103,672
Shares issued on reinvestment of distributions	38,761	32,553	12,355	81,559
Shares redeemed	(124,750)	(119,573)	(111,370)	(131,544)
Net increase (decrease) in shares outstanding	(21,666)	18,864	(9,350)	53,687

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (concluded)

	Roszel/Lord Abbett Government Securities Portfolio		Roszel/BlackRock Fixed-Income Portfolio
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$361,402	$363,964	$403,947	$451,710
Net realized gain (loss)	(122,380)	(53,286)	(107,984)	(27,063)
Net change in unrealized appreciation (depreciation)	41,629	(101,562)	47,604	(294,002)
Net increase (decrease) in net assets resulting from operations	280,651	209,116	343,567	130,645
Distributions to Shareholders From:
Investment income—net	(366,030)	(371,206)	(434,117)	(508,269)
Realized gains—net	—	—	—	—
Total distributions	(366,030)	(371,206)	(434,117)	(508,269)
Capital Share Transactions:
Shares sold	1,304,635	1,112,601	944,729	1,012,106
Shares issued on reinvestment of distributions	366,030	371,206	434,117	508,266
Shares redeemed	(2,305,425)	(2,610,565)	(3,958,970)	(3,425,587)
Net increase (decrease) in net assets derived from capital share transactions	(634,760)	(1,126,758)	(2,580,124)	(1,905,215)
Net Assets:
Total increase (decrease) in net assets	(720,139)	(1,288,848)	(2,670,674)	(2,282,839)
Beginning of period	8,955,790	10,244,638	13,286,111	15,568,950
End of period	$8,235,651	$8,955,790	$10,615,437	$13,286,111
Net Assets include undistributed (overdistributed) investment income (loss)—net	$38,473	$40,059	$41,710	$44,541
Share Transactions:
Shares sold	129,138	107,674	97,574	102,257
Shares issued on reinvestment of distributions	36,406	35,955	44,992	51,347
Shares redeemed	(228,716)	(253,173)	(408,875)	(346,288)
Net increase (decrease) in shares outstanding	(63,172)	(109,544)	(266,309)	(192,684)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Roszel/Lord Abbett Government Securities Portfolio
Statement of Cash Flows for the Year Ended December 31, 2006

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$280,651
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Provided by Operating Activities:
Proceeds from sales, short sale transactions and maturities of investments	62,520,487
Purchases of short sale transactions and investments	(59,855,846)
Net decrease in short-term investments	874,500
Net unrealized gain on investments	(41,629)
Net realized loss on investments	122,380
Net increase in receivables related to operations	(7,473)
Net decrease in receivables for investments sold	3,056,689
Net decrease in payables for investments purchased	(5,667,218)
Net decrease in payables related to operations	(2,625)
Net accretion of discounts and premiums	(34,917)
Net cash provided by operating activities	1,244,999
Cash Flows From Financing Activities:
Proceeds from shares sold	1,174,277
Payment on shares redeemed	(2,331,059)
Net cash used in financing activities*	(1,156,782)
Net increase in cash	88,217
Cash at Beginning of Period	(88,217)
Cash at End of Period	$—

*  Noncash financing activities not included herein consist of reinvestment of distributions of $366,030.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements and are intended to help you understand the financial performance of the Portfolios since inception. Per Share Operating Performance reflects financial results for a single Portfolio share. Total Return represents the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions).

	Roszel/Lord Abbett Large Cap Value Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.74	$14.09	$12.90	$9.96	$10.00
Investment income (loss)—net (a)(g)	0.15	0.11	0.10	0.07	0.04
Realized and unrealized gain (loss) on investments—net	1.90	0.14	1.49	2.91	(0.08	)**
Total from investment operations	2.05	0.25	1.59	2.98	(0.04)
Distributions to shareholders from:
Investment income—net	(0.15)	(0.13)	(0.06)	(0.02)	—
Realized gains—net	(2.49)	(1.47)	(0.34)	(0.02)	—
Total distributions	(2.64)	(1.60)	(0.40)	(0.04)	—
Net asset value, end of period	$12.15	$12.74	$14.09	$12.90	$9.96
Total Return (b)	18.30%	2.26%	12.61%	30.00%	(0.40	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.58%	1.55%	1.49%	1.92%	6.01	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.09%	1.09%	1.10%	1.08%	1.05	%(d)
Investment income (loss)—net before expense reductions (e)	0.68%	0.41%	0.40%	(0.21)%	(4.13	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.16%	0.86%	0.79%	0.61%	0.78	%(d)
Investment income (loss)—net of all reductions (g)	1.17%	0.87%	0.79%	0.63%	0.83	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$8,729	$9,250	$12,773	$11,003	$5,578
Portfolio turnover rate	38%	30%	36%	28%	13	%(c)
	Roszel/Davis Large Cap Value Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.72	$11.45	$10.90	$8.51	$10.00
Investment income (loss)—net (a)(g)	0.11	0.13	0.16	0.09	0.12
Realized and unrealized gain (loss) on investments—net	1.68	0.24	1.31	2.39	(1.61)
Total from investment operations	1.79	0.37	1.47	2.48	(1.49)
Distributions to shareholders from:
Investment income—net	(0.15)	(0.16)	(0.12)	(0.06)	—
Realized gains—net	(0.83)	(1.94)	(0.80)	(0.03)	—
Total distributions	(0.98)	(2.10)	(0.92)	(0.09)	—
Net asset value, end of period	$10.53	$9.72	$11.45	$10.90	$8.51
Total Return (b)	19.81%	4.16%	14.30%	29.26%	(14.90	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.74%	2.60%	3.01%	3.34%	11.09	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.08%	1.06%	1.04%	1.08%	0.95	%(d)
Investment income (loss)—net before expense reductions (e)	(0.59)%	(0.24)%	(0.50)%	(1.27)%	(7.38	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.05%	1.26%	1.41%	0.97%	2.61	%(d)
Investment income (loss)—net of all reductions (g)	1.07%	1.30%	1.47%	0.99%	2.76	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$2,702	$3,051	$3,063	$3,256	$2,300
Portfolio turnover rate	100%	58%	94%	97%	21	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/BlackRock Relative Value Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.69	$13.26	$11.91	$9.44	$10.00
Investment income (loss)—net (a)(g)	0.17	0.17	0.18	0.16	0.06
Realized and unrealized gain (loss) on investments—net	1.93	0.05	1.46	2.33	(0.62	)**
Total from investment operations	2.10	0.22	1.64	2.49	(0.56)
Distributions to shareholders from:
Investment income—net	(0.20)	(0.23)	(0.13)	(0.02)	—
Realized gains—net	(1.48)	(1.56)	(0.16)	—	—
Total distributions	(1.68)	(1.79)	(0.29)	(0.02)	—
Net asset value, end of period	$12.11	$11.69	$13.26	$11.91	$9.44
Total Return (b)	19.95%	2.14%	14.03%	26.41%	(5.60	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.47%	1.42%	1.38%	1.64%	5.23	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Investment income (loss)—net before expense reductions (e)	1.08%	1.03%	1.23%	1.01%	(2.84	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.45%	1.35%	1.51%	1.55%	1.29	%(d)
Investment income (loss)—net of all reductions (g)	1.45%	1.35%	1.51%	1.55%	1.29	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$12,115	$13,132	$15,297	$15,873	$6,309
Portfolio turnover rate	23%	27%	26%	12%	15	%(c)
	Roszel/Fayez Sarofim Large Cap Core Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.31	$11.67	$11.42	$9.04	$10.00
Investment income (loss)—net (a)(g)	0.15	0.15	0.08	0.03	0.02
Realized and unrealized gain (loss) on investments—net	1.25	0.24	0.51	2.40	(0.98)
Total from investment operations	1.40	0.39	0.59	2.43	(0.96)
Distributions to shareholders from:
Investment income—net	(0.21)	(0.04)	(0.03)	(0.05)	—
Realized gains—net	(0.64)	(0.71)	(0.31)	—	—
Total distributions	(0.85)	(0.75)	(0.34)	(0.05)	—
Net asset value, end of period	$11.86	$11.31	$11.67	$11.42	$9.04
Total Return (b)	13.10%	3.52%	5.27%	27.00%	(9.60	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	3.96%	3.53%	6.36%	9.10%	39.23	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10%	1.10%	1.10%	1.10%	1.04	%(d)
Investment income (loss)—net before expense reductions (e)	(1.51)%	(1.14)%	(4.56)%	(7.74)%	(37.85	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.35%	1.29%	0.70%	0.26%	0.28	%(d)
Investment income (loss)—net of all reductions (g)	1.35%	1.29%	0.70%	0.26%	0.34	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$1,388	$1,515	$1,031	$1,074	$531
Portfolio turnover rate	35%	63%	116%	84%	29	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/AllianceBernstein Large Cap Core Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.06	$11.27	$11.07	$8.88	$10.00
Investment income (loss)—net (a)(g)	0.07	0.02	0.05	0.04	0.02
Realized and unrealized gain (loss) on investments—net	0.06 **	0.77	0.36	2.17	(1.14)
Total from investment operations	0.13	0.79	0.41	2.21	(1.12)
Distributions to shareholders from:
Investment income—net	(0.02)	(0.05)	(0.04)	(0.02)	—
Realized gains—net	(1.54)	(0.95)	(0.17)	—	—
Total distributions	(1.56)	(1.00)	(0.21)	(0.02)	—
Net asset value, end of period	$9.63	$11.06	$11.27	$11.07	$8.88
Total Return (b)	1.84%	8.04%	3.81%	24.92%	(11.20	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	3.55%	3.00%	3.09%	3.90%	16.20	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.05%	1.09%	1.10%	1.10%	1.10	%(d)
Investment income (loss)—net before expense reductions (e)	(1.80)%	(1.74)%	(1.53)%	(2.39)%	(14.72	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.65%	0.16%	0.46%	0.41%	0.38	%(d)
Investment income (loss)—net of all reductions (g)	0.70%	0.17%	0.46%	0.41%	0.38	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$1,469	$1,867	$2,481	$2,415	$1,611
Portfolio turnover rate	107%	50%	47%	57%	13	%(c)
	Roszel/Loomis Sayles Large Cap Growth Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.87	$11.77	$11.14	$8.91	$10.00
Investment income (loss)—net (a)(g)	0.01	(0.04)	0.01	(0.01)	(0.01)
Realized and unrealized gain (loss) on investments—net	(0.56)	1.14	0.93	2.27	(1.08)
Total from investment operations	(0.55)	1.10	0.94	2.26	(1.09)
Distributions to shareholders from:
Investment income—net	—	(0.01)	—	(0.03)	—
Realized gains—net	(1.35)	(0.99)	(0.31)	—	—
Total distributions	(1.35)	(1.00)	(0.31)	(0.03)	—
Net asset value, end of period	$9.97	$11.87	$11.77	$11.14	$8.91
Total Return (b)	(4.04)%	10.29%	8.70%	25.42%	(10.20	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	4.63%	3.96%	4.53%	6.57%	35.23	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.07%	1.07%	1.06%	1.04%	1.10	%(d)
Investment income (loss)—net before expense reductions (e)	(3.51)%	(3.27)%	(3.35)%	(5.68)%	(34.27	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.02%	(0.41)%	0.08%	(0.21)%	(0.14	)%(d)
Investment income (loss)—net of all reductions (g)	0.05%	(0.38)%	0.12%	(0.15)%	(0.14	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$1,348	$1,343	$1,514	$1,508	$546
Portfolio turnover rate	222%	158%	150%	173%	98	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Rittenhouse Large Cap Growth Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.66	$11.31	$10.88	$9.11	$10.00
Investment income (loss)—net (a)(g)	0.03	0.03	0.05	0.01	0.01
Realized and unrealized gain (loss) on investments—net	0.90	(0.02)	0.39	1.77	(0.90)
Total from investment operations	0.93	0.01	0.44	1.78	(0.89)
Distributions to shareholders from:
Investment income—net	(0.04)	(0.06)	(0.01)	(0.01)	—
Realized gains—net	(1.00)	(0.60)	—	—	—
Total distributions	(1.04)	(0.66)	(0.01)	(0.01)	—
Net asset value, end of period	$10.55	$10.66	$11.31	$10.88	$9.11
Total Return (b)	9.87%	0.33%	4.08%	19.51%	(8.90	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.67%	1.58%	1.52%	1.74%	5.05	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10%	1.10%	1.10%	1.04%	1.03	%(d)
Investment income (loss)—net before expense reductions (e)	(0.30)%	(0.22)%	0.04%	(0.56)%	(3.85	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.27%	0.26%	0.46%	0.08%	0.10	%(d)
Investment income (loss)—net of all reductions (g)	0.27%	0.26%	0.46%	0.14%	0.17	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$7,467	$8,761	$10,900	$11,598	$6,534
Portfolio turnover rate	64%	44%	28%	15%	6	%(c)
	Roszel/Marsico Large Cap Growth Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.18	$11.54	$11.32	$8.97	$10.00
Investment income (loss)—net (a)(g)	0.01	(0.01)	0.01	(0.00)†	0.01
Realized and unrealized gain (loss) on investments—net	0.60	0.30	0.48	2.37	(1.04)
Total from investment operations	0.61	0.29	0.49	2.37	(1.03)
Distributions to shareholders from:
Investment income—net	—	(0.01)	(0.00)†	(0.02)	—
Realized gains—net	(0.51)	(0.64)	(0.27)	—	—
Total distributions	(0.51)	(0.65)	(0.27)	(0.02)	—
Net asset value, end of period	$11.28	$11.18	$11.54	$11.32	$8.97
Total Return (b)	5.69%	2.92%	4.53%	26.40%	(10.30	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.11%	2.10%	2.27%	3.07%	10.21	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10%	1.08%	0.89%	0.94%	1.02	%(d)
Investment income (loss)—net before expense reductions (e)	(0.94)%	(1.11)%	(1.30)%	(2.12)%	(9.06	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.07%	(0.11)%	(0.13)%	(0.15)%	0.05	%(d)
Investment income (loss)—net of all reductions (g)	0.07%	(0.09)%	0.08%	0.01%	0.13	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$4,923	$4,033	$4,170	$3,905	$2,337
Portfolio turnover rate	61%	97%	149%	103%	72	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.71	$11.57	$10.53	$7.96	$10.00
Investment income (loss)—net (a)(g)	0.12	0.09	(0.02)	0.01	0.02
Realized and unrealized gain (loss) on investments—net	0.80	(0.14)	1.11	2.58	(2.06)
Total from investment operations	0.92	(0.05)	1.09	2.59	(2.04)
Distributions to shareholders from:
Investment income—net	(0.11)	—	(0.01)	(0.02)	—
Realized gains—net	(2.55)	(1.81)	(0.04)	—	—
Total distributions	(2.66)	(1.81)	(0.05)	(0.02)	—
Net asset value, end of period	$7.97	$9.71	$11.57	$10.53	$7.96
Total Return (b)	12.77%	0.50%	10.37%	32.53%	(20.40	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.58%	2.27%	2.16%	2.62%	9.34	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.04%	1.09%	1.10%	1.05%	1.10	%(d)
Investment income (loss)—net before expense reductions (e)	(0.14)%	(0.29)%	(1.25)%	(1.46)%	(7.68	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.34%	0.88%	(0.19)%	0.06%	0.56	%(d)
Investment income (loss)—net of all reductions (g)	1.40%	0.89%	(0.19)%	0.11%	0.56	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$2,704	$3,177	$4,121	$4,915	$3,140
Portfolio turnover rate	19%	119%	62%	67%	69	%(c)
	Roszel/Franklin Mid Cap Growth Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.01	$11.01	$11.21	$8.61	$10.00
Investment income (loss)—net (a)(g)	(0.04)	(0.03)	(0.03)	(0.05)	(0.01)
Realized and unrealized gain (loss) on investments—net	0.76	1.38	0.67	2.66	(1.38)
Total from investment operations	0.72	1.35	0.64	2.61	(1.39)
Distributions to shareholders from:
Investment income—net	—	—	—	(0.01)	—
Realized gains—net	(2.90)	(0.35)	(0.84)	—	—
Total distributions	(2.90)	(0.35)	(0.84)	(0.01)	—
Net asset value, end of period	$9.83	$12.01	$11.01	$11.21	$8.61
Total Return (b)	7.60%	12.61%	6.33%	30.32%	(13.90	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.89%	2.55%	2.52%	3.20%	13.51	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10%	1.09%	0.87%	0.97%	0.91	%(d)
Investment income (loss)—net before expense reductions (e)	(2.13)%	(1.75)%	(1.95)%	(2.73)%	(12.92	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.34)%	(0.30)%	(0.53)%	(0.63)%	(0.51	)%(d)
Investment income (loss)—net of all reductions (g)	(0.34)%	(0.29)%	(0.30)%	(0.50)%	(0.32	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$2,225	$2,663	$3,326	$3,764	$1,865
Portfolio turnover rate	81%	148%	180%	179%	53	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/NWQ Small Cap Value Portfolio
	Year Ended December 31,					July 1, 2002* to December 31,
	2006	2005	2004	2003		2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.98	$14.01	$11.84	$7.74		$10.00
Investment income (loss)—net (a)(g)	0.07	0.05	0.02	0.02		0.02
Realized and unrealized gain (loss) on investments—net	2.41	1.27	3.29	4.10		(2.28)
Total from investment operations	2.48	1.32	3.31	4.12		(2.26)
Distributions to shareholders from:
Investment income—net	(0.05)	(0.02)	(0.02)	(0.02)		—
Realized gains—net	(3.16)	(2.33)	(1.12)	—		—
Total distributions	(3.21)	(2.35)	(1.14)	(0.02)		—
Net asset value, end of period	$12.25	$12.98	$14.01	$11.84		$7.74
Total Return (b)	20.02%	11.86%	29.65%	53.24%		(22.60	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.79%	1.81%	1.99%	2.73%		12.22	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15%		1.15	%(d)
Expenses net of all reductions (g)	1.13%	1.12%	1.11%	1.02%		0.95	%(d)
Investment income (loss)—net before expense reductions (e)	(0.16)%	(0.31)%	(0.71)%	(1.46)%		(10.68	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.48%	0.35%	0.13%	0.12%		0.39	%(d)
Investment income (loss)—net of all reductions (g)	0.51%	0.38%	0.17%	0.25%		0.59	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$5,296	$5,892	$6,187	$5,127		$2,055
Portfolio turnover rate	31%	39%	46%	45%		10	%(c)
	Roszel/Delaware Small-Mid Cap Growth Portfolio
	Year Ended December 31,					July 1, 2002* to December 31,
	2006	2005	2004	2003		2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.14	$11.70	$10.38	$7.62		$10.00
Investment income (loss)—net (a)(g)	(0.07)	(0.07)	(0.08)	(0.06)		(0.04)
Realized and unrealized gain (loss) on investments—net	1.21	0.92	1.40	2.82		(2.34)
Total from investment operations	1.14	0.85	1.32	2.76		(2.38)
Distributions to shareholders from
Realized gains—net	(1.03)	(0.41)	—	(0.00	)†	—
Net asset value, end of period	$12.25	$12.14	$11.70	$10.38		$7.62
Total Return (b)	9.85%	7.79%	12.72%	36.26%		(23.80	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.49%	2.37%	2.84%	4.69%		17.03	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.16	%(h)	1.25	%(d)
Expenses net of all reductions (g)	1.12%	1.14%	1.15%	1.15%		1.23	%(d)
Investment income (loss)—net before expense reductions (e)	(1.92)%	(1.87)%	(2.40)%	(4.27)%		(16.78	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.58)%	(0.65)%	(0.71)%	(0.74)%		(1.00	)%(d)
Investment income (loss)—net of all reductions (g)	(0.55)%	(0.64)%	(0.71)%	(0.73)%		(0.98	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$2,764	$3,473	$3,475	$2,460		$1,413
Portfolio turnover rate	47%	62%	42%	115%		51	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Lazard International Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.22	$13.25	$11.51	$8.93	$10.00
Investment income (loss)—net (a)(g)	0.20	0.20	0.15	0.12	0.00	†
Realized and unrealized gain (loss) on investments—net	2.67	0.82	1.71	2.48	(1.07)
Total from investment operations	2.87	1.02	1.86	2.60	(1.07)
Distributions to shareholders from:
Investment income—net	(0.21)	(0.16)	(0.07)	(0.02)	—
Realized gains—net	(1.20)	(0.89)	(0.05)	—	—
Total distributions	(1.41)	(1.05)	(0.12)	(0.02)	—
Net asset value, end of period	$14.68	$13.22	$13.25	$11.51	$8.93
Total Return (b)	22.93%	8.48%	16.30%	29.12%	(10.70	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.90%	2.00%	2.20%	3.96%	31.35	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Investment income (loss)—net before expense reductions (e)	0.71%	0.71%	0.23%	(1.61)%	(30.13	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.46%	1.56%	1.28%	1.20%	0.07	%(d)
Investment income (loss)—net of all reductions (g)	1.46%	1.56%	1.28%	1.20%	0.07	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$5,307	$5,067	$4,827	$3,645	$1,126
Portfolio turnover rate	33%	29%	30%	28%	3	%(c)
	Roszel/William Blair International Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.97	$12.34	$11.90	$8.91	$10.00
Investment income (loss)—net (a)(g)	0.08	0.05	0.15	0.16	0.01
Realized and unrealized gain (loss) on investments—net	2.22	1.52	1.16	2.85	(1.10)
Total from investment operations	2.30	1.57	1.31	3.01	(1.09)
Distributions to shareholders from:
Investment income—net	(0.28)	(0.28)	(0.19)	(0.02)	—
Realized gains—net	(0.17)	(2.66)	(0.68)	—	—
Total distributions	(0.45)	(2.94)	(0.87)	(0.02)	—
Net asset value, end of period	$12.82	$10.97	$12.34	$11.90	$8.91
Total Return (b)	21.44%	16.91%	11.83%	33.80%	(10.90	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.28%	2.51%	2.83%	3.17%	9.47	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.15%	1.15%	1.12%	1.14%	1.15	%(d)
Investment income (loss)—net before expense reductions (e)	(0.47)%	(0.91)%	(0.44)%	(0.43)%	(8.06	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.66%	0.45%	1.24%	1.59%	0.26	%(d)
Investment income (loss)—net of all reductions (g)	0.66%	0.45%	1.27%	1.60%	0.26	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$3,678	$3,250	$2,993	$3,414	$2,419
Portfolio turnover rate	45%	77%	168%	117%	35	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Lord Abbett Government Securities Portfolio
	Year Ended December 31,					July 1, 2002* to December 31,
	2006	2005	2004		2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.24	$10.41	$10.33		$10.49	$10.00
Investment income (loss)—net (a)(g)	0.44	0.38	0.40		0.25	0.12
Realized and unrealized gain (loss) on investments—net	(0.08)	(0.16)	0.05		(0.07)	0.45
Total from investment operations	0.36	0.22	0.45		0.18	0.57
Distributions to shareholders from:
Investment income—net	(0.45)	(0.39)	(0.37)		(0.33)	(0.08)
Realized gains—net	—	—	—		(0.01)	—
Total distributions	(0.45)	(0.39)	(0.37)		(0.34)	(0.08)
Net asset value, end of period	$10.15	$10.24	$10.41		$10.33	$10.49
Total Return (b)	3.62%	2.12%	4.11%		1.79%	5.70	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.63%	1.55%	1.42%		1.56%	3.82	%(d)
Expenses net of waivers and reimbursements, if any (f)	0.95%	0.95%	0.95%		0.96%	0.95	%(d)
Expenses net of all reductions (g)	0.95%	0.95%	0.95%		0.96%	0.95	%(d)
Investment income (loss)—net before expense reductions (e)	3.73%	3.08%	2.66%		1.81%	(0.65	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	4.41%	3.68%	3.13%		2.41%	2.22	%(d)
Investment income (loss)—net of all reductions (g)	4.41%	3.68%	3.13%		2.41%	2.22	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$8,236	$8,956	$10,245		$12,729	$9,149
Portfolio turnover rate	215%	248%	406%		273%	107	%(c)
	Roszel/BlackRock Fixed-Income Portfolio
	Year Ended December 31,					July 1, 2002* to December 31,
	2006	2005	2004		2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$9.80	$10.05	$10.14		$10.19	$10.00
Investment income (loss)—net (a)(g)	0.34	0.31	0.26		0.22	0.11
Realized and unrealized gain (loss) on investments - net	(0.04)	(0.21)	(0.02)		0.02	0.16
Total from investment operations	0.30	0.10	0.24		0.24	0.27
Distributions to shareholders from:
Investment income—net	(0.36)	(0.35)	(0.33)		(0.29)	(0.08)
Realized gains—net	—	—	—		(0.00)†	—
Total distributions	(0.36)	(0.35)	(0.33)		(0.29)	(0.08)
Net asset value, end of period	$9.74	$9.80	$10.05		$10.14	$10.19
Total Return (b)	3.17%	0.98%	2.04%		2.37%	2.74	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.36%	1.27%	1.22%		1.43%	3.66	%(d)
Expenses net of waivers and reimbursements, if any (f)	0.95%	0.95%	0.97	%(i)	1.00%	1.00	%(d)
Expenses net of all reductions (g)	0.95%	0.95%	0.97%		1.00%	1.00	%(d)
Investment income (loss)—net before expense reductions (e)	3.10%	2.80%	2.35%		1.73%	(0.40	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	3.51%	3.12%	2.60%		2.16%	2.26	%(d)
Investment income (loss)—net of all reductions (g)	3.51%	3.12%	2.60%		2.16%	2.26	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$10,615	$13,286	$15,569		$17,958	$11,377
Portfolio turnover rate	21%	28%	38%		24%	38	%(c)

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Financial Highlights (concluded)

Notes to Financial Highlights:

*  Commencement of investment operations.

**  The amounts shown for a share outstanding throughout the period are not in accord with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of the Portfolio's shares in relation to the fluctuating market value of the investments in the Portfolio.

†  Per share amount is less than $0.01.

(a)  Based on average shares outstanding during the respective periods.

(b)  Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at the net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c)  Not annualized.

(d)  Annualized.

(e)  Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f)  Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g)  Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(h)  The Portfolio's expense ratio net of waivers and reimbursements was lowered from 1.25% to 1.15% effective March 3, 2003. The ratio shown reflects the effect of the higher expense ratio for the period January 1 through March 2, 2003.

(i)  The Portfolio's expense ratio net of waivers and reimbursements was lowered from 1.00% to 0.95% effective May 1, 2004. The ratio shown reflects the effect of the higher expense ratio for the period January 1 through April 30, 2004.

See Notes to Financial Statements.

MLIG Variable Insurance Trust
Notes to Financial Statements

1.  Significant Accounting Policies:

MLIG Variable Insurance Trust (the "Trust") is a statutory trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-five separate investment portfolios, each of which is, in effect, a separate mutual fund. Sixteen portfolios are included in this annual report consisting of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio (formerly Roszel/BKF Large Cap Value Portfolio), Roszel/BlackRock Relative Value Portfolio (formerly Roszel/MLIM Relative Value Portfolio), Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio (formerly Roszel/Alliance Large Cap Core Portfolio), Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel Marsico Large Cap Growth Portfolio, Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio, Roszel/Franklin Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/William Blair International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and Roszel/BlackRock Fixed-Income Portfolio (formerly Roszel/MLIM Fixed-Income Portfolio) (the "Portfolios"). Each Portfolio currently offers one class of shares to a separate account of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")), as funding vehicles for certain variable annuity insurance contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments—Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on the NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by J.P. Morgan Investor Services Co. (the "Administrator") if those prices are considered by the Administrator to be representative of market values as of the close of business of the New York Stock Exchange ("NYSE") pursuant to procedures established by and under the supervision of the board of trustees; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the Administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business in the NYSE. Occasionally, events affecting the values of such securities may occur during such times. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees.

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

(b) New accounting pronouncements—In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including measurement and disclosure pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the tax positions taken or expected to be taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission notified investment companies that the implementation of the Interpretation must be incorporated no later than the last day on which a NAV is calculated preceding the semi-annual reporting period. Management is currently evaluating the application of the Interpretation to the Portfolios, and has not yet determined the impact, if any, on the Portfolios' financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolios' financial statement disclosures.

(c) Short Sales—Roszel/Lord Abbett Government Securities Portfolio enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. If the Portfolio shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Portfolio will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Portfolio is liable to the buyer for any interest payable on securities while those securities are in a short position. This interest is booked as an expense of the Portfolio. The Portfolio designates collateral consisting of liquid assets sufficient to collateralize the market value of short positions.

(d) Repurchase agreements—Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

(e) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

(f) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

(g) Expenses—Certain expenses have been allocated to the individual Portfolios of the Trust daily on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

(h) Dividends and distributions—Each Portfolio except Roszel/Lord Abbett Government Securities Portfolio and Roszel/BlackRock Fixed-Income Portfolio (the "Fixed Income Portfolios"), intends to distribute at least annually to shareholders substantially all of its net investment income. The Fixed Income Portfolios declare and pay dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(i) Delayed Delivery Transactions—Each Portfolio, except the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio and the Roszel/Lazard International Portfolio may purchase or sell securities on a "delayed delivery" basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash are designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

(j) Dollar Roll Transactions—The Roszel/Lord Abbett Government Securities Portfolio may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

During the year ended December 31, 2006, the Portfolio engaged in dollar roll transactions:

Portfolio	Maximum Amount Outstanding During the Period	Principal Amount Outstanding as of 12/31/06	Average Amount Outstanding During the Period	Average Shares Outstanding During the Period	Average Amount Per Share Outstanding During the Period	Fee Income Earned
Roszel/Lord Abbett Government Securities Portfolio	$5,650,580	$350,000	$1,693,854	$813,997	$2.08	$9,655

The average amount outstanding during the year ended December 31, 2006 was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the period.

(k) Taxes—Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2006 as follows:

Portfolio Undistributed	Accumulated Net Investment Income (Loss)	Net Realized Gain (Loss)	Paid-In- Capital
Roszel/Davis Large Cap Value Portfolio	$—	$(215,171)	$215,171
Roszel/BlackRock Relative Value Portfolio	(5,604)	526	5,078
Roszel/AllianceBernstein Large Cap Core Portfolio	—	1	(1)
Roszel/Loomis Sayles Large Cap Growth Portfolio	(1)	3	(2)
Roszel/Marsico Large Cap Growth Portfolio	(1)	1	—
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	(648)	238	410
Roszel/Franklin Mid Cap Growth Portfolio	8,743	(8,742)	(1)
Roszel/NWQ Small Cap Value Portfolio	(1,510)	311	1,199
Roszel/Delaware Small-Mid Cap Growth Portfolio	17,587	(17,587)	—
Roszel/William Blair International Portfolio	54,383	(54,384)	1
Roszel/Lord Abbett Government Securities Portfolio	3,042	(3,042)	—
Roszel/BlackRock Fixed-Income Portfolio	27,339	(27,339)	—

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of each Portfolio's next taxable year. For the period from November 1, 2006 to December 31, 2006, the following Portfolios incurred and elected to defer until January 1, 2007 for U.S. Federal income tax purposes net capital losses as stated below:

Portfolio	Post October Capital Losses
Roszel/AllianceBernstein Large Cap Core Portfolio	$11,602
Roszel/Loomis Sayles Large Cap Growth Portfolio	5,081
Roszel/Marsico Large Cap Growth Portfolio	21,899
Roszel/Lord Abbett Government Securities Portfolio	10,782
Roszel/BlackRock Fixed-Income Portfolio	17,154

On December 31, 2006, the following Portfolios had unused capital losses available for Federal income tax purposes through the indicated expiration dates:

	Expiration Date December 31,
Portfolio 2011 2012	2013	2014
Roszel/Loomis Sayles Large Cap Growth Portfolio $— $—	$—	$19,756
Roszel/Marsico Large Cap Growth Portfolio — —	—	15,284
Roszel/Lord Abbett Government Securities Portfolio . 86,583 45,003	8,164	181,853
Roszel/BlackRock Fixed-Income Portfolio 79,760 79,760	83,966	133,336

The tax character of distributions paid were as follows:

	2006 Distributions Paid From		2005 Distributions Paid From
Portfolio	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Roszel/Lord Abbett Large Cap Value Portfolio	$150,536	$1,492,628	$146,894	$1,068,642
Roszel/Davis Large Cap Value Portfolio	127,055	127,743	255,432	310,638
Roszel/BlackRock Relative Value Portfolio	188,396	1,426,548	344,660	1,546,659
Roszel/Fayez Sarofim Large Cap Core Portfolio	49,368	34,839	29,556	82,112
Roszel/AllianceBernstein Large Cap Core Portfolio	62,999	180,168	41,893	173,165
Roszel/Loomis Sayles Large Cap Growth Portfolio	98,250	86,901	10,873	88,719
Roszel/Rittenhouse Large Cap Growth Portfolio	69,856	618,119	51,327	538,569

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

	2006 Distributions Paid From		2005 Distributions Paid From
Portfolio	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Roszel/Marsico Large Cap Growth Portfolio	$85,741	$126,285	$3,644	$212,155
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	264,565	438,720	18,184	529,678
Roszel/Franklin Mid Cap Growth Portfolio	319,372	240,879	—	90,469
Roszel/NWQ Small Cap Value Portfolio	183,618	1,094,628	291,755	725,742
Roszel/Delaware Small-Mid Cap Growth Portfolio	—	256,279	—	123,686
Roszel/Lazard International Portfolio	79,894	429,033	71,671	320,596
Roszel/William Blair International Portfolio	98,712	42,382	245,226	515,719
Roszel/Lord Abbett Government Securities Portfolio	366,030	—	371,206	—
Roszel/BlackRock Fixed-Income Portfolio	434,117	—	508,269	—

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Undistributed Ordinary Income	Long-Term Capital Gain
Roszel/Lord Abbett Large Cap Value Portfolio	$151,668	$742,337
Roszel/Davis Large Cap Value Portfolio	81,770	142,280
Roszel/BlackRock Relative Value Portfolio	194,411	1,215,573
Roszel/Fayez Sarofim Large Cap Core Portfolio	19,085	42,703
Roszel/AllianceBernstein Large Cap Core Portfolio	97,851	14,734
Roszel/Loomis Sayles Large Cap Growth Portfolio	60	—
Roszel/Rittenhouse Large Cap Growth Portfolio	265,003	399,710
Roszel/Marsico Large Cap Growth Portfolio	2,539	—
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	89,741	21,895
Roszel/Franklin Mid Cap Growth Portfolio	122,779	161,054
Roszel/NWQ Small Cap Value Portfolio	189,816	1,094,634
Roszel/Delaware Small-Mid Cap Growth Portfolio	111,410	451,866
Roszel/Lazard International Portfolio	115,054	639,196
Roszel/William Blair International Portfolio	43,593	220,598
Roszel/Lord Abbett Government Securities Portfolio	38,791	—
Roszel/BlackRock Fixed-Income Portfolio	42,498	—

2.  Investment Advisory Fees and Other Transactions with Affiliates:

The Trust has entered into a management agreement with the Advisor. For the year ended December 31, 2006, the annual investment advisory fees as a percentage of average daily net assets were as follows:

Portfolio	Advisory Fee
Roszel/Lord Abbett Large Cap Value Portfolio	0.80%
Roszel/Davis Large Cap Value Portfolio	0.80%
Roszel/BlackRock Relative Value Portfolio	0.80%
Roszel/Fayez Sarofim Large Cap Core Portfolio	0.80%
Roszel/AllianceBernstein Large Cap Core Portfolio	0.80%
Roszel/Loomis Sayles Large Cap Growth Portfolio	0.80%
Roszel/Rittenhouse Large Cap Growth Portfolio	0.80%
Roszel/Marsico Large Cap Growth Portfolio	0.80%
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	0.80%
Roszel/Franklin Mid Cap Growth Portfolio	0.80%
Roszel/NWQ Small Cap Value Portfolio	0.85%
Roszel/Delaware Small-Mid Cap Growth Portfolio	0.85%
Roszel/Lazard International Portfolio	0.85%
Roszel/William Blair International Portfolio	0.85%
Roszel/Lord Abbett Government Securities Portfolio	0.65%
Roszel/BlackRock Fixed-Income Portfolio	0.65%

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

BlackRock Investment Management, LLC ("BlackRock"), an affiliate of the Advisor serves as sub-adviser for the Roszel/BlackRock Relative Value and Roszel/BlackRock Fixed-Income Portfolios. BlackRock's sub advisory fees are paid by the Advisor. BlackRock is paid an annual fee of 0.35% on the first $200 million, 0.27% on the second $200 million, and 0.25% on assets in excess of $400 million as a percentage of average daily net assets of the Roszel/BlackRock Relative Value Portfolio. BlackRock is paid an annual fee of 0.20% of the average daily net assets of the Roszel/BlackRock Fixed-Income Portfolio.

For the year ended December 31, 2006, the following Portfolios placed a portion of their portfolio transactions with brokerage firms affiliated with the Advisor:

Portfolio	Broker	Commissions Paid
Roszel/Lord Abbett Large Cap Value Portfolio	Merrill Lynch & Co.	$420
	Citation Financial Group	1,320
Roszel/Davis Large Cap Value Portfolio	Merrill Lynch & Co.	188
	Citation Financial Group	693
Roszel/BlackRock Relative Value Portfolio	Merrill Lynch & Co.	369
Roszel/AllianceBernstein Large Cap Core Portfolio	Merrill Lynch & Co.	1,617
	Citation Financial Group	4
Roszel/Loomis Sayles Large Cap Growth Portfolio	Merrill Lynch & Co.	128
	Citation Financial Group	866
	Broadcourt Capital	5
Roszel/Marsico Large Cap Growth Portfolio	Merrill Lynch & Co.	210
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	Merrill Lynch & Co.	327
	Citation Financial Group	1,629
Roszel/NWQ Small Cap Value Portfolio	Citation Financial Group	2,480
Roszel/Delaware Small-Mid Cap Growth Portfolio	Citation Financial Group	1,004
Roszel/William Blair International Portfolio	Merrill Lynch & Co.	1,654
	Broadcourt Capital Corp.	534

A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

Portfolio	Expense Reductions
Roszel/Lord Abbett Large Cap Value Portfolio	$819
Roszel/Davis Large Cap Value Portfolio	659
Roszel/BlackRock Relative Value Portfolio	33
Roszel/AllianceBernstein Large Cap Core Portfolio	861
Roszel/Loomis Sayles Large Cap Growth Portfolio	480
Roszel/Marsico Large Cap Growth Portfolio	140
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	1,429
Roszel/NWQ Small Cap Value Portfolio	1,368
Roszel/Delaware Small-Mid Cap Growth Portfolio	963

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

Average Daily Net Assets	Annual Fee or Rate
Up to $15,000,000	$7,500
Above $15,000,000 - $25,000,000	0.050%
Above $25,000,000 - $50,000,000	0.040%
Above $50,000,000 - $75,000,000	0.030%
Above $75,000,000	0.025%

The Trust's distributor is MLPF&S, an affiliate of the Advisor.

Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY, MLPF&S and Merrill Lynch Insurance Group, Inc.

3.  Investments:

Purchases and sales of investments, excluding short-term securities of the Portfolios, for the year ended December 31, 2006 were as follows:

Portfolio	Purchases	Sales
Roszel/Lord Abbett Large Cap Value Portfolio	$3,337,877	$4,767,201
Roszel/Davis Large Cap Value Portfolio	2,828,064	3,589,987
Roszel/BlackRock Relative Value Portfolio	2,762,239	5,548,309
Roszel/Fayez Sarofim Large Cap Core Portfolio	456,594	766,422
Roszel/AllianceBernstein Large Cap Core Portfolio	1,780,341	2,133,927
Roszel/Loomis Sayles Large Cap Growth Portfolio	3,094,006	3,176,016
Roszel/Rittenhouse Large Cap Growth Portfolio	4,602,737	6,364,968
Roszel/Marsico Large Cap Growth Portfolio	3,466,914	2,629,014
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	511,355	1,293,975
Roszel/Franklin Mid Cap Growth Portfolio	1,889,967	2,492,812
Roszel/NWQ Small Cap Value Portfolio	1,775,648	3,120,605
Roszel/Delaware Small-Mid Cap Growth Portfolio	1,428,190	2,510,038
Roszel/Lazard International Portfolio	1,712,563	2,234,375
Roszel/William Blair International Portfolio	1,607,567	1,739,139
Roszel/Lord Abbett Government Securities Portfolio	59,855,846	61,377,255
Roszel/BlackRock Fixed-Income Portfolio	2,353,596	4,544,177

As of December 31, 2006, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Portfolio	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Roszel/Lord Abbett Large Cap Value Portfolio	$7,278,123	$1,691,834	$(69,869)	$1,621,965
Roszel/Davis Large Cap Value Portfolio	2,447,322	284,477	(6,661)	277,816
Roszel/BlackRock Relative Value Portfolio	9,758,170	2,499,433	(111,917)	2,387,516
Roszel/Fayez Sarofim Large Cap Core Portfolio	1,267,026	160,873	(16,165)	144,708
Roszel/AllianceBernstein Large Cap Core Portfolio	1,356,658	135,600	(58,973)	76,627
Roszel/Loomis Sayles Large Cap Growth Portfolio	1,140,324	95,336	(11,500)	83,836
Roszel/Rittenhouse Large Cap Growth Portfolio	6,534,028	802,685	(196,750)	605,935
Roszel/Marsico Large Cap Growth Portfolio	4,998,066	732,160	(62,601)	669,559
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	2,197,103	389,552	(29,922)	359,630
Roszel/Franklin Mid Cap Growth Portfolio	2,039,587	263,203	(83,861)	179,342
Roszel/NWQ Small Cap Value Portfolio	4,563,069	1,236,607	(345,538)	891,069
Roszel/Delaware Small-Mid Cap Growth Portfolio	2,264,798	623,262	(133,737)	489,525

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Portfolio	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Roszel/Lazard International Portfolio	$4,256,515	$1,282,148	$(27,457)	$1,254,691
Roszel/William Blair International Portfolio	2,886,301	1,022,845	(26,766)	996,079
Roszel/Lord Abbett Government Securities Portfolio	8,384,878	63,369	(25,497)	37,872
Roszel/BlackRock Fixed-Income Portfolio	10,765,925	6,224	(236,038)	(229,814)

4.  Expense Limitation:

The Trust and the Advisor have entered into an expense limitation agreement whereby the Advisor agrees to waive fees payable to it and, if necessary, reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

Portfolio	Voluntary Expense Limitations
Roszel/Lord Abbett Large Cap Value Portfolio	1.10%
Roszel/Davis Large Cap Value Portfolio	1.10%
Roszel/BlackRock Relative Value Portfolio	1.10%
Roszel/Fayez Sarofim Large Cap Core Portfolio	1.10%
Roszel/AllianceBernstein Large Cap Core Portfolio	1.10%
Roszel/Loomis Sayles Large Cap Growth Portfolio	1.10%
Roszel/Rittenhouse Large Cap Growth Portfolio	1.10%
Roszel/Marsico Large Cap Growth Portfolio	1.10%
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	1.10%
Roszel/Franklin Mid Cap Growth Portfolio	1.10%
Roszel/NWQ Small Cap Value Portfolio	1.15%
Roszel/Delaware Small-Mid Cap Growth Portfolio	1.15%
Roszel/Lazard International Portfolio	1.15%
Roszel/William Blair International Portfolio	1.15%
Roszel/Lord Abbett Government Securities Portfolio	0.95%
Roszel/BlackRock Fixed-Income Portfolio	0.95%

The expense limitation is affected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended December 31, 2006 advisory fee waivers and expense reimbursements were as follows:

Portfolio	Advisory Fees Waived	Expense Reimbursement
Roszel/Lord Abbett Large Cap Value Portfolio	$42,946	$—
Roszel/Davis Large Cap Value Portfolio	22,758	23,858
Roszel/BlackRock Relative Value Portfolio	45,191	—
Roszel/Fayez Sarofim Large Cap Core Portfolio	10,588	27,243
Roszel/AllianceBernstein Large Cap Core Portfolio	13,498	27,779
Roszel/Loomis Sayles Large Cap Growth Portfolio	11,305	38,465
Roszel/Rittenhouse Large Cap Growth Portfolio	42,172	—
Roszel/Marsico Large Cap Growth Portfolio	36,394	9,721
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	21,861	18,715
Roszel/Franklin Mid Cap Growth Portfolio	19,089	23,595
Roszel/NWQ Small Cap Value Portfolio	38,540	—

MLIG Variable Insurance Trust
Notes to Financial Statements (concluded)

Portfolio	Advisory Fees Waived	Expense Reimbursement
Roszel/Delaware Small-Mid Cap Growth Portfolio	$26,391	$15,219
Roszel/Lazard International Portfolio	40,266	—
Roszel/William Blair International Portfolio	31,905	10,675
Roszel/Lord Abbett Government Securities Portfolio	53,289	2,029
Roszel/BlackRock Fixed-Income Portfolio	47,739	—

In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years.

As of December 31, 2006 the remaining maximum amounts recoverable by the Advisor over the next three years under the expense limitation agreement are as follows:

	Amount Eligible Through			Total Eligible for
Portfolio	2007	2008	2009	Reimbursement
Roszel/Lord Abbett Large Cap Value Portfolio	$46,800	$48,616	$42,946	$138,362
Roszel/Davis Large Cap Value Portfolio	56,863	46,168	46,616	149,647
Roszel/BlackRock Relative Value Portfolio	44,654	44,536	45,191	134,381
Roszel/Fayez Sarofim Large Cap Core Portfolio	49,604	40,359	37,831	127,794
Roszel/AllianceBernstein Large Cap Core Portfolio	50,050	41,604	41,277	132,931
Roszel/Loomis Sayles Large Cap Growth Portfolio	48,662	36,970	49,770	135,402
Roszel/Rittenhouse Large Cap Growth Portfolio	47,218	45,582	42,172	134,972
Roszel/Marsico Large Cap Growth Portfolio	49,578	39,930	46,115	135,623
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	47,877	40,331	40,576	128,784
Roszel/Franklin Mid Cap Growth Portfolio	52,033	41,616	42,684	136,333
Roszel/NWQ Small Cap Value Portfolio	47,317	39,416	38,540	125,273
Roszel/Delaware Small-Mid Cap Growth Portfolio	49,912	42,151	41,610	133,673
Roszel/Lazard International Portfolio	49,717	41,944	40,266	131,927
Roszel/William Blair International Portfolio	51,589	43,246	42,580	137,415
Roszel/Lord Abbett Government Securities Portfolio	55,184	59,508	55,318	170,010
Roszel/BlackRock Fixed-Income Portfolio	41,790	46,151	47,739	135,680

5.  Subsequent Event:

As of January 5, 2007, JPMorgan Investment Management, Inc. was appointed as sub-adviser to the Roszel/William Blair International Portfolio. The name of the Portfolio was subsequently changed to Roszel/JPMorgan International Equity Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
MLIG Variable Insurance Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MLIG Variable Insurance Trust (the "Trust"), consisting of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/BlackRock Relative Value Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio, Roszel/Franklin Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/William Blair International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and Roszel/BlackRock Fixed-Income Portfolio (collectively the "Portfolios"), as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios of MLIG Variable Insurance Trust as of December 31, 2006, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2007

Trust Management
Trustees and Officers

The Trust's board of trustees is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of the Advisor, other Advisors, the custodian, administrator, and other service providers.

The following information is provided for each trustee and officer of the Trust as of December 31, 2006.

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*

Independent Trustees

Robert M. Bordeman 1700 Merrill Lynch Drive Pennington, NJ 08534 (50)	Trustee	Indefinite term since June 5, 2002	1995 - Present, Chief Executive Officer, Safeway Insurance Group	25	None

Lisa Wilhelm Haag 1700 Merrill Lynch Drive Pennington, NJ 08534 (48)	Trustee	Indefinite term since September 7, 2005	2001 - Present, Vice President, Trustmark Insurance 1995-2000, Senior Vice President, Banc One Capital Markets (currently J.P. Morgan Securities)	25	None

Kevin J. Tierney 1700 Merrill Lynch Drive Pennington, NJ 08534 (55)	Trustee Chairperson of the Board	Indefinite term since June 5, 2002 Indefinite term since March 2006	1999 - Present, Kevin J. Tierney, Attorney at Law	25	None

Trust Management
Trustees and Officers

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*

Officers

Deborah J. Adler 1700 Merrill Lynch Drive Pennington, NJ 08534 (45)	President Senior Vice President Trustee	Indefinite term since March 2006 September 7, 2005 to March 2006 May 2003 to September 2005	January 6, 2006 to Present, President, Chairperson of the Board, Chief Executive Officer and Chief Actuary, Merrill Lynch Insurance Group, Inc.
February 2005 - January 6, 2006, First Vice President, Chief Actuary and Director of Product Development, Actuarial & Funds Management, Merrill Lynch Insurance Group, Inc.
April 2003 - January 2005, Senior Vice President, Chief Actuary and Director of Product Development, Actuarial & Funds Management, Merrill Lynch Insurance Group, Inc.
September 2000 - March 2003, Vice President and Chief Actuary, Merrill Lynch Insurance Group, Inc.
1994 - 2000, Vice President and Financial Actuary, Merrill Lynch Insurance Group, Inc.	N/A	N/A

Trust Management
Trustees and Officers (concluded)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
J. David Meglen 1700 Merrill Lynch Drive Pennington, NJ 08534 (43)	Vice President	Indefinite term since June 5, 2002	April 2002 - Present, Vice President and Chief Operating Officer, Roszel Advisors, LLC
April 2001 - April 2002, Director, Offshore Mutual Funds Marketing, Merrill Lynch Investment Managers, L.P.
			January 2000 - March 2001, Director, New Business Development, Defined and Managed Funds, Merrill Lynch & Co., Inc.	N/A	N/A

Ann M. Strootman 1700 Merrill Lynch Drive Pennington, NJ 08534 (44)	Treasurer and Chief Financial Officer	Indefinite term since July 13, 2006	October 2005 - Present, Vice President, Reporting, Planning & Analysis, Merrill Lynch Insurance Group
April 2004 – September 2005, Independent Consultant
			May 1991 – March 2004, Vice President & Controller, Penn Mutual Life Insurance Company	N/A	N/A

Barry G. Skolnick 1700 Merrill Lynch Drive Pennington, NJ 08534 (55)	Chief Compliance Officer and Secretary	Indefinite term since June 21, 2005	1990 - Present, Senior Vice President, General Counsel to Merrill Lynch Insurance Group,	N/A	N/A

Frances C. Grabish 1700 Merrill Lynch Drive Pennington, NJ 08534 (39)	Assistant Secretary	Indefinite term since June 5, 2002	1999 - Present, Vice President and Senior Counsel, Merrill Lynch Insurance Group, Inc.	N/A	N/A

*  "Other Directorships'' lists directorships held in Companies subject to the registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies.

MLIG Variable Insurance Trust
FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2006, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders are approximated as follows:

Portfolio	Dividends Received Deduction
Roszel/Lord Abbett Large Cap Value Portfolio	100.00%
Roszel/Davis Large Cap Value Portfolio	49.87
Roszel/BlackRock Relative Value Portfolio	100.00
Roszel/Fayez Sarofim Large Cap Core Portfolio	64.98
Roszel/AllianceBernstein Large Cap Core Portfolio	38.83
Roszel/Loomis Sayles Large Cap Growth Portfolio	7.35
Roszel/Rittenhouse Large Cap Growth Portfolio	100.00
Roszel/Marsico Large Cap Growth Portfolio	36.78
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	21.46
Roszel/Franklin Mid Cap Growth Portfolio	5.60
Roszel/NWQ Small Cap Value Portfolio	20.63

For the year ended December 31, 2006, the percentage of income earned from direct treasury obligations are approximated as follows:

Portfolio	Direct Treasury Obligations
Roszel/Lord Abbett Government Securities Portfolio	24.07%
Roszel/BlackRock Fixed-Income Portfolio	27.55

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return:

Portfolio	Long-Term Capital Gain 20%
Roszel/Lord Abbett Large Cap Value Portfolio	$1,492,628
Roszel/Davis Large Cap Value Portfolio	127,743
Roszel/BlackRock Relative Value Portfolio	1,426,548
Roszel/Fayez Sarofim Large Cap Core Portfolio	34,839
Roszel/AllianceBernstein Large Cap Core Portfolio	180,168
Roszel/Loomis Sayles Large Cap Growth Portfolio	86,901
Roszel/Rittenhouse Large Cap Growth Portfolio	618,119
Roszel/Marsico Large Cap Growth Portfolio	126,285
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio	438,720
Roszel/Franklin Mid Cap Growth Portfolio	240,879
Roszel/NWQ Small Cap Value Portfolio	1,094,628
Roszel/Delaware Small-Mid Cap Growth Portfolio	256,279
Roszel/Lazard International Portfolio	429,033
Roszel/William Blair International Portfolio	42,382

For the year ended December 31, 2006, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries are approximated as follows:

Portfolio	Foreign Tax Credit Pass-Through	Foreign Source Income
Roszel/Lazard International Portfolio	$6,858	$133,601
Roszel/William Blair International Portfolio	3,799	59,087

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited)

The Board, which includes as members only trustees who are not "interested persons" as defined in the 1940 Act ("independent trustees,") meets on a quarterly basis to review the ongoing operations of the Trust and, at each meeting, considers matters bearing on (1) the Management Agreements between the Trust and Roszel Advisors, and (2) the Sub-Advisory Agreements between Roszel Advisors and the Sub-Advisers to the Portfolios. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.

At a meeting of the Board held in-person on September 14, 2006, the Board voted to replace BKF Asset Management, Inc. ("BKF"), the investment sub-adviser for the Roszel/BKF Large Cap Value Portfolio, with Davis Selected Advisers, L.P. ("Davis Advisors"). This replacement was effective as of September 15, 2006. In connection with replacing BKF with Davis Advisors, the Board also approved changing the name of the Roszel/BKF Large Cap Value Portfolio to the Roszel/Davis Large Cap Value Portfolio.

On December 20, 2006, the Board, meeting in person, voted to accept the resignation of William Blair & Co. ("William Blair") as the investment sub-adviser for the Roszel/William Blair International Portfolio, and further voted to retain JPMorgan Investment Management, Inc. ("JPMorgan") as the replacement for William Blair. This replacement was effective as of January 5, 2007. In connection with replacing William Blair with JPMorgan, the Board also approved changing the name of the Roszel/William Blair International Portfolio to the Roszel/JPMorgan International Equity Portfolio.

The following discussion is not intended to be all-inclusive. With respect to each Sub-Advisory Agreement, the Board reviewed a variety of factors and considered a significant amount of information. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the new Sub-Advisory Agreements. The Board did not identify any particular information that was all-important or controlling, and each independent trustee attributed different weights to the various factors. The approval determinations were made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

SEPTEMBER 14, 2006 MEETING

The Board's decision to terminate BKF was necessitated by BKF's decision to discontinue the area of its business that managed traditional equity portfolios, such as the Roszel/BKF Large Cap Value Portfolio. This decision was precipitated by the departure of BKF's Chief Investment Officer and co-portfolio manager for the Portfolio, Philip Friedman. The Board selected Davis Advisors as the replacement sub-adviser because of its track record and experience in managing large cap value assets.

At the September 14, 2006 meeting, Davis Advisors made an in-person presentation to the Board regarding its investment philosophy and process, large cap value research team, and the performance history of portfolios that it manages pursuant to its large cap value investment strategy. Also at the meeting, Roszel Advisors presented the Board with information regarding Davis Advisors.

Specifically, the Board reviewed information that included: (1) the nature, extent, and quality of the portfolio management services that Davis Advisors is expected to provide to the Portfolio, (2) Davis Advisors' investment approach; (3) the structure of Davis Advisors and its ability to provide services to the Portfolio, based on its financial condition as well as the credentials, reputation, background and investment experience of its personnel; (4) Davis Advisors' investment, stock selection and research processes and its historical performance records relative to benchmark indices; (5) a comparison of the proposed sub-advisory fee and the fees charged by Davis Advisors' to other funds and accounts and the reasonableness of such fees in light of the extent and quality of the services to be provided; (6) the anticipated costs of services provided and profits expected to be realized by Davis Advisors from serving as a sub-adviser to the Portfolio; (7) any indirect benefits of Davis Advisors serving as a

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (continued)

sub-adviser to the Portfolio; and (8) the extent to which economies of scale would be realized as the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of shareholders.

In making its evaluation, the Board considered that Davis Advisors will be responsible for managing the investment operations and the composition of the Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectus and statement of additional information. In connection with these responsibilities and duties, the Board considered the fact that Davis Advisors will be responsible for (1) providing investment research and supervision of the Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect to the investments that the Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting the Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio in a manner consistent with its policies. The Board concluded that there was a reasonable basis on which to conclude that Davis Advisors would be able to provide high quality investment sub-advisory services to the Portfolio.

The Board concluded that the sub-advisory fee to be paid to Davis Advisors by Roszel Advisors was reasonable. In reaching that conclusion, the Board considered the sub-advisory fee in light of a variety of factors, including: (1) the nature and quality of services expected to be provided to the Portfolio; (2) the fact that the current size of the Portfolio made any discussions regarding economies of scale premature; (3) the fact that the sub-advisory fee to be paid by Roszel Advisors was similar to the sub-advisory fees paid to Davis Advisors for other funds, and the fact that the fee would be paid by Roszel Advisors, not the Portfolio; and (4) that Davis Advisors may receive benefits through "soft dollar" arrangements by which brokers provide research and execution services to Davis Advisors as part of the brokers' provision of brokerage services to the Portfolio.

DECEMBER 20, 2006 MEETING

After voting to accept the resignation of William Blair, the Board unanimously approved the replacement of William Blair with JPMorgan as the subadviser to the Roszel/William Blair International Portfolio. The Board selected JPMorgan as the replacement subadviser because of its track record and experience in managing international equity portfolios.

At the December 20, 2006 meeting, JPMorgan made a presentation to the Board, providing detailed information about its investment philosophy and process. JPMorgan also provided the Board with information about its international equity portfolio management team and the performance history of portfolios managed by that team. Also at the meeting, Roszel Advisors presented the Board with information regarding JPMorgan.

Specifically, the Board reviewed information that included: (1) the nature, extent, and quality of the portfolio management services that JPMorgan is expected to provide to the Portfolio, (2) JPMorgan's investment, stock selection and research processes, including its use of locally-based, regional teams and global sector specialists as part of this process; (3) information about the type of stock portfolio that JPMorgan intended to create for the Portfolio; (4) JPMorgan's historical performance records relative to benchmark indices; (5) the structure of JPMorgan and its ability to provide services to the Portfolio, based on its financial condition as well as the credentials, reputation, background and investment experience of its personnel; (6) the anticipated costs of services provided and profits expected to be realized by JPMorgan from serving as a sub-adviser to the Portfolio; (7) any indirect benefits JPMorgan would receive as a result of serving as a sub-adviser to the Portfolio; and (8) the extent to which economies of scale would be realized as the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of shareholders.

MLIG Variable Insurance Trust
Approval of Investment Advisory Contracts (Unaudited) (concluded)

In making its evaluation, the Board considered that JPMorgan will be responsible for managing the investment operations and the composition of the Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectus and statement of additional information. In connection with these responsibilities and duties, the Board considered the fact that JPMorgan will be responsible for (1) providing investment research and supervision of the Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect to the investments that the Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting the Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio in a manner consistent with its policies. The Board also considered the fact that JPMorgan currently provides high quality investment sub-advisory services to two other portfolios in the Trust. The Board concluded that there was a reasonable basis on which to conclude that JPMorgan would be able to provide high quality investment sub-advisory services to the Portfolio.

The Board concluded that the sub-advisory fee to be paid to JPMorgan by Roszel Advisors was reasonable. In reaching that conclusion, the Board considered the sub-advisory fee in light of a variety of factors, including: (1) the nature and quality of services expected to be provided to the Portfolio; (2) the fact that the current size of the Portfolio made any discussions regarding economies of scale premature; (3) the fact that the sub-advisory fee to be paid by Roszel Advisors was similar to the sub-advisory fees paid to JPMorgan for other funds, and the fact that the fee would be paid by Roszel Advisors, not the Portfolio; and (4) that JPMorgan may receive benefits through "soft dollar" arrangements by which brokers provide research and execution services to JPMorgan as part of the brokers' provision of brokerage services to the Portfolio.

Intentionally Left Blank

Trustees and Officers

Kevin J. Tierney
Independent Trustee and
Chairperson of the Board

Robert M. Bordeman
Independent Trustee

Lisa Wilhelm Haag
Independent Trustee

Deborah J. Adler
President

J. David Meglen
Vice-President

Ann M. Strootman
Treasurer and Chief Financial Officer

Barry G. Skolnick
Secretary and Chief Compliance Officer

Frances C. Grabish
Assistant Secretary

Investment Manager

Roszel Advisors, LLC
1700 Merrill Lynch Drive
Pennington, New Jersey 08534

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Custodian

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

Administrator

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Legal Counsel

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust's portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC's website at http://www.sec.gov.

MLIG Variable Insurance Trust

P.O. Box 44222

Jacksonville, Florida 32231-4222   # 101199RR-1206

MLIG Variable
Insurance Trust

Roszel/Marsico Large Cap Growth Portfolio

Roszel/Lord Abbett Affiliated Portfolio

Roszel/Allianz CCM Capital Appreciation Portfolio

Roszel/Lord Abbett Mid Cap Value Portfolio

Roszel/Seligman Mid Cap Growth Portfolio

Roszel/Allianz NFJ Small Cap Value Portfolio

Roszel/JPMorgan Small Cap Growth Portfolio

Roszel/Delaware Trend Portfolio

Roszel/JPMorgan Multi-Cap Market Neutral Portfolio

Roszel/Lord Abbett Bond Debenture Portfolio

Annual Report

December 31, 2006

To Our Shareholders:

The second half of 2006 was good to investors, as we witnessed a fairly dramatic advance in both the U.S. and international stock prices. After a lackluster first half, most equity markets finished the year with double digit returns. Continued economic growth aided by a reversal in energy prices and the end of a long series of rate increases from the Federal Reserve contributed to widespread optimism. Oil, after topping out at over $77 per barrel in July, retraced its entire 2006 rise to finish the year at $61. The absence of further upward pressure on interest rates also sparked a welcome rally in the U.S. bond market.

Healthy levels of economic activity fed continued growth in corporate earnings. Though not as strong as recent years, earnings growth was still respectable and managed to confound many forecasters, who had anticipated a more dramatic slowdown in light of the Federal Reserve's rate increases and a weak housing market. This continued earnings growth helped feed the stock market advance. The S&P 500 registered its low for the year in mid June, then rallied sharply to set a new 5-year high in December. Total return for the year, 15.8%, was entirely attributable to this second half move.

Some performance trends of recent years continued in 2006. Value stocks again outperformed growth – with the Russell 3000 Value index up 22.3% and the Russell 3000 Growth index up only 9.5%. Smaller companies' stocks again outperformed larger – with the Russell 2000 index (the smallest 2000 companies in the Russell 3000) ahead by 18.4%, as the Russell Top 200 index (the 200 largest) advanced 15.5%.

Despite the apparent continuity, there was little underlying consistency to the market's advance, making 2006 a difficult year for stock pickers. Leadership was narrow – most stocks in the S&P 500 were actually up less than the average. Thus the market's overall return depended on good performance from a smaller proportion of stocks than had been the case in recent years. Nor was there any consistency to sector performance. As an example, Telecom, which was best of the ten S&P 500 sectors for 2006, was best in the first quarter, eighth in the second quarter, second in the third quarter and fifth in the fourth quarter. No sector consistently outperformed or underperformed the market over the course of the year.

In 2006 non-U.S. stocks continued to offer superior investment opportunities. Following the U.S. pattern, the MSCI EAFE index came off its mid-June low to post a 26.9% return for the full year. Again as in recent years, the MSCI Emerging Markets index did even better, rising 32.6%.

The end of the Fed's upward pressure on short term rates was the signal for a bond market advance, which saw the yield on the 10-Year Treasury note decline from its 2006 high of 5.2% to finish the year at 4.7%. This was above the 4.4% yield at the end of 2005, but bonds nonetheless posted positive returns for the year. The Merrill Lynch Domestic Master Bond index (a measure of investment grade U.S. bond performance) returned 4.3% in 2006. Mortgages were the top performing sector, returning 5.3%, followed by Corporates at 4.4% and Governments at 3.5%. Because of the Federal Reserve's pressure on the short end of the maturity spectrum, 3-Month Treasury Bills showed a 5.1% return that was competitive with longer-term bonds. Compared to the modest return on investment grade securities, riskier high yield bonds enjoyed their fourth year of good performance. The Merrill Lynch High Yield Master Bond index generated a 2006 return of 11.8%.

In our mid-year letter, we questioned whether the second quarter market correction was the harbinger of a shift toward a late cycle market, in which relative performance would favor higher quality, less risky companies and securities. It was not. Risk takers continued to be rewarded with above average returns in most markets, while more conservative approaches suffered. The combination of frustrated expectations and a difficult market made achieving strong relative performance a challenge, though absolute returns for 2006 were quite attractive.

On subsequent pages are individual discussions, from each Portfolio's manager, of the factors that influenced 2006 performance for the individual Portfolios of the MLIG Variable Insurance Trust.

Roszel Advisors, LLC.	MLIG Variable Insurance Trust

John R. Manetta	Deborah J. Adler

President and Chief Investment Officer	President

The views expressed in the "Portfolio Manager's Commentary" for each Portfolio of the Trust are those of the Portfolio's sub-adviser and are not necessarily the opinions of Roszel Advisors, LLC or the sub-adviser of any other Portfolio of the Trust. The views and portfolio holdings are as of December 31, 2006, and may have changed since that date.

In addition to historical information, the Portfolio Manager's Commentary for a Portfolio may include forward looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments, and governmental regulations of the Portfolio and its holdings. Such statements are subject to uncertainty and the impact on a Portfolio may be materially different from what is described herein. The sub-adviser of a Portfolio has no obligation to update or revise these statements.

Investment in a Portfolio of the Trust is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular Portfolio, please refer to the prospectus for the Trust.

TABLE OF CONTENTS

Portfolio Expenses, Portfolio Manager's Commentary, Performance Information, Portfolio Summary and Schedules of Investments:

Notes to Performance Information	4

About Your Portfolio's Expenses	5

Roszel/Marsico Large Cap Growth Portfolio	7

Roszel/Lord Abbett Affiliated Portfolio	11

Roszel/Allianz CCM Capital Appreciation Portfolio	16

Roszel/Lord Abbett Mid Cap Value Portfolio	20

Roszel/Seligman Mid Cap Growth Portfolio	24

Roszel/Allianz NFJ Small Cap Value Portfolio	28

Roszel/JPMorgan Small Cap Growth Portfolio	32

Roszel/Delaware Trend Portfolio	37

Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	41

Roszel/Lord Abbett Bond Debenture Portfolio	53

Statements of Assets and Liabilities	61

Statements of Operations	64

Statements of Changes in Net Assets	67

Financial Highlights	72

Notes to Financial Statements	78

Report of Independent Registered Public Accounting Firm	85

Trust Management	86

Federal Tax Information (Unaudited)	89

MLIG Variable Insurance Trust
Notes to Performance Information

Performance information for each Portfolio of the MLIG Variable Insurance Trust as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. "Total Returns Based on a $10,000 Investment" assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

Description of Securities Indexes

Merrill Lynch U.S. Domestic Master Bond Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

Merrill Lynch U.S. High Yield Master II Index consists of all U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell 1000 Value Index measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2000 Growth Index measures the performance of companies in the Russell 2000 Index with higher price to book ratios and higher forecasted growth rates.

Russell 2000 Value Index measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

Russell 2500 Growth Index measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Growth Index measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Value Index measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth rates.

S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

3-Month Treasury Bill Index is representative of the average yield of three-month U.S. Treasury Bills.

4

MLIG Variable Insurance Trust
About Your Portfolio's Expenses

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners ("contract investment options"). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in shares of the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2006 and held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges ("contract fees and charges"). If contract fees and charges were included, the costs shown would be higher.

Based on Actual Portfolio Return

The section below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period.

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06	Annualized Six-Month Expense Ratio
Roszel/Marsico Large Cap Growth Portfolio	$1,000.00	$1,066.40	$5.73	1.10%
Roszel/Lord Abbett Affiliated Portfolio	1,000.00	1,115.80	5.81	1.09
Roszel/Allianz CCM Capital Appreciation Portfolio	1,000.00	1,044.20	5.36	1.04
Roszel/Lord Abbett Mid Cap Value Portfolio	1,000.00	1,114.50	6.13	1.15
Roszel/Seligman Mid Cap Growth Portfolio	1,000.00	1,071.80	5.54	1.06
Roszel/Allianz NFJ Small Cap Value Portfolio	1,000.00	1,090.00	6.06	1.15
Roszel/JPMorgan Small Cap Growth Portfolio	1,000.00	1,072.20	6.53	1.25
Roszel/Delaware Trend Portfolio	1,000.00	1,067.80	5.89	1.13
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	1,000.00	1,023.00	14.48	2.84	**
Roszel/Lord Abbett Bond Debenture Portfolio	1,000.00	1,069.30	5.74	1.10

*  These calculations are based on expenses incurred in the most recent fiscal half-year.

The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**  Includes approximately 0.98% of the Fund's average net assets associated with dividend expense for securities sold short.

5

MLIG Variable Insurance Trust
About Your Portfolio's Expenses (concluded)

Based on Hypothetical Return

The section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in shares of the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Expenses Paid During Period* 7/1/06 - 12/31/06	Annualized Six-Month Expense Ratio
Roszel/Marsico Large Cap Growth Portfolio	$1,000.00	$1,019.66	$5.60	1.10%
Roszel/Lord Abbett Affiliated Portfolio	1,000.00	1,019.71	5.55	1.09
Roszel/Allianz CCM Capital Appreciation Portfolio	1,000.00	1,019.96	5.30	1.04
Roszel/Lord Abbett Mid Cap Value Portfolio	1,000.00	1,019.41	5.85	1.15
Roszel/Seligman Mid Cap Growth Portfolio	1,000.00	1,019.86	5.40	1.06
Roszel/Allianz NFJ Small Cap Value Portfolio	1,000.00	1,019.41	5.85	1.15
Roszel/JPMorgan Small Cap Growth Portfolio	1,000.00	1,018.90	6.36	1.25
Roszel/Delaware Trend Portfolio	1,000.00	1,019.51	5.75	1.13
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	1,000.00	1,010.89	14.39	2.84	**
Roszel/Lord Abbett Bond Debenture Portfolio	1,000.00	1,019.66	5.60	1.10

*  These calculations are based on expenses incurred in the most recent fiscal half-year.

The dollar amounts shown as "Expenses Paid During Period" are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**  Includes approximately 0.98% of the Fund's average net assets associated with dividend expense for securities sold short.

6

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

U.S. equities demonstrated considerable resilience during the annual period, weathering abundant macroeconomic concerns and geopolitical turmoil to post positive returns for the year ended December 31, 2006. U.S. investors appeared to take some comfort from the Federal Reserve Board's decision to pause in its two-year interest rate tightening campaign. A substantial decline in long-term bond yields, tamer inflation-related data, strong corporate earning reports, declining oil and gasoline prices, and signs that overall U.S. economic growth remained sturdy, although in a slowing mode, seemed to fuel investor optimism. Large-capitalization equity benchmarks such as the S&P 500 and Russell 1000 Indexes posted total returns of 15.80% and 15.46%, respectively.

From the perspective of sector performance, all ten sectors of the Russell 1000 Growth Index had positive gains for the year. Utilities, Telecommunications Services, Financials, and Materials posted the highest returns, while areas such as Health Care and Energy were the laggards of the group. At an industry level, the top-performing groups included Real Estate, Media, Automobiles & Components, and Diversified Financials. Only two industry groups had a negative return for the year, Semiconductors & Semi Equipment and Insurance.

Factors Affecting Portfolio Performance

For the annual period ending December 31, 2006, the Portfolio underperformed its primary benchmark index, the Russell 1000 Growth Index. The Roszel/Marsico Large Cap Growth Portfolio posted a return of 5.69% for the one-year period, while the Russell 1000 Growth Index had a return of 9.08%. Several factors emerged as primary detractors to the Portfolio's performance results in the period. Decisively the largest negative factor was the Portfolio's holdings and overweighted posture in the Health Care sector. Price declines in UnitedHealth Group, Genentech, and Medtronic (prior to being sold) were exacerbated by the Portfolio's emphasis in the sector, which was a relatively weak performer for the benchmark index. Technology Hardware & Equipment companies Apple Computer, Texas Instruments, QUALCOMM, and Motorola each posted negative returns prior to being sold from the Portfolio. Finally, the Portfolio's emphasis and specific holdings in the homebuilding and home improvement-related retailers detracted from performance results, including KB Home, Home Depot (prior to being sold), Lowe's Companies, and Lennar Corp. Energy-related investments were a further area of weakness. Peabody Energy and Halliburton were sold from the Portfolio after experiencing price declines.

Several factors had a positive impact on performance results. Stock selection and an emphasis in the Diversified Financials industry benefited the Portfolio. Goldman Sachs Group, Chicago Mercantile Exchange (prior to being sold), and Lehman Brothers Holdings each posted strong gains. Stock selection and emphasis in the Consumer Services industry, including MGM Mirage, Las Vegas Sands, Wynn Resorts Ltd., and Starbucks was another area of strength for the Portfolio. Maintaining little or no exposure to the Semiconductor & Semi Equipment and Software & Services industry groups benefited the Portfolio, as both industry groups were relatively weak performers for the benchmark index. Certain other individual positions, including Comcast, UBS AG, Lockheed Martin, and Toyota Motor each had material, positive impacts on performance results.

The Portfolio's sector allocations as of December 31, 2006 emphasized Consumer Discretionary, Financials, Industrials, and Health Care companies. Relative to the benchmark index, the Portfolio was significantly overweighted in the Consumer Discretionary, Financials, and Industrials sectors and underweighted in the Information Technology and Consumer Staples sectors.

The preceding commentary was prepared by the Portfolio's sub-adviser, Marsico Capital Management, LLC.

7

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Marsico Large Cap Growth Portfolio	5.69%	5.80%
S&P 500 Index	15.80%	10.31%
Russell 1000 Growth Index	9.08%	8.47%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
UnitedHealth Group, Inc.	8.6%
Goldman Sachs Group, Inc.	5.9
Genentech, Inc.	5.0
Comcast Corp. (Class A)	4.4
Procter & Gamble Co.	4.2
Toyota Motor Corp., ADR	3.8
Burlington Northern Santa Fe Corp.	3.5
Cisco Systems, Inc.	3.3
UBS AG	3.3
Lehman Brothers Holdings, Inc.	3.3
Total	45.3%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Consumer Discretionary	28.0%
Financials	19.7
Industrials	19.4
Health Care	16.1
Consumer Staples	6.1
Information Technology	4.3
Materials	4.0
Telecommunication Services	3.4
Energy	2.4
Utilities	0.5
Other#	(3.9)
Total	100.0%

8

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—103.9%
Consumer Discretionary—28.0%
Automobiles—3.8%
Toyota Motor Corp., ADR	1,403	$188,437
Hotels, Restaurants & Leisure—9.3%
Las Vegas Sands Corp. *	1,678	150,147
MGM MIRAGE *	2,355	135,059
Starbucks Corp. *	2,247	79,589
Station Casinos, Inc.	606	49,492
Wynn Resorts Ltd. *	477	44,767
Yum! Brands, Inc.	14	823
		459,877
Household Durables—2.2%
KB Home	964	49,434
Lennar Corp. (Class A)	1,160	60,854
		110,288
Media—4.4%
Comcast Corp. (Class A) *	5,121	216,772
Multiline Retail—5.7%
Federated Department Stores, Inc.	3,183	121,368
Nordstrom, Inc.	533	26,298
Target Corp.	2,342	133,611
		281,277
Specialty Retail—2.6%
Lowe's Cos., Inc.	4,043	125,939
Total Consumer Discretionary		1,382,590
Consumer Staples—6.1%
Beverages—1.9%
Heineken NV, ADR	2,948	69,573
PepsiCo, Inc.	340	21,267
		90,840
Household Products—4.2%
Procter & Gamble Co.	3,229	207,528
Total Consumer Staples		298,368
Energy—2.4%
Energy Equipment and Supplies—2.4%
Schlumberger Ltd.	1,895	119,688
Financials—19.7%
Capital Markets—12.5%
Goldman Sachs Group, Inc.	1,449	288,858
Lehman Brothers Holdings, Inc.	2,074	162,021
UBS AG (Registered)	2,689	162,227
		613,106
Commercial Banks—2.8%
Wells Fargo & Co.	3,825	136,017
Diversified Financial Services—2.7%
Citigroup, Inc.	2,404	133,903

	Shares	Value
Real Estate—1.7%
CB Richard Ellis Services, Inc. (Class A) *	1,623	$53,884
St Joe Co. (The)	583	31,231
		85,115
Total Financials		968,141
Health Care—16.1%
Biotechnology—7.5%
Amylin Pharmaceuticals, Inc. *	1,578	56,918
Genentech, Inc. *	3,052	247,609
Genzyme Corp. *	1,090	67,122
		371,649
Health Care Providers & Services—8.6%
UnitedHealth Group, Inc.	7,863	422,479
Total Health Care		794,128
Industrials—19.4%
Aerospace & Defense—10.4%
Boeing Co.	1,155	102,610
General Dynamics Corp.	1,978	147,065
Lockheed Martin Corp.	1,603	147,588
United Technologies Corp.	1,852	115,787
		513,050
Air Freight & Logistics—3.3%
FedEx Corp.	1,491	161,952
Road & Rail—5.7%
Burlington Northern Santa Fe Corp.	2,328	171,830
Union Pacific Corp.	1,187	109,228
		281,058
Total Industrials		956,060
Information Technology—4.3%
Communication Equipment—3.3%
Cisco Systems, Inc. *	5,962	162,941
Semiconductors & Semiconductor Equipment—1.0%
Intel Corp.	2,287	46,312
Total Information Technology		209,253
Materials—4.0%
Chemicals—4.0%
Monsanto Co.	2,797	146,927
Praxair, Inc.	831	49,303
Total Materials		196,230
Telecommunication Services—3.4%
Wireless Telecommunication Services—3.4%
America Movil SA de CV, ADR	1,421	64,258
China Mobile Ltd., ADR	2,347	101,437
Total Telecommunication Services		165,695

See Notes to Financial Statements.
9

MLIG Variable Insurance Trust—
Roszel/Marsico Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
Utilities—0.5%
Independent Power Producers & Energy Traders—0.5%
NRG Energy, Inc. *	428	$23,972
Total Common Stocks (Cost—$4,442,413)		5,114,125

	Principal Amount	Value
Short-Term Securities—11.2%
Repurchase Agreement **—11.2%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $553,809 (Cost—$553,500)	$553,500	$553,500
Total Investments—115.1% (Cost—$4,995,913)		5,667,625
Other Liabilities in Excess of Assets—(15.1)%		(744,716)
Net Assets—100.0%		$4,922,909

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.
10

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

In what has become a significant trend, the stock market finished the year with broad strength, as the S&P 1500 Composite Index gained nearly 7% (including dividends) during the fourth quarter 2006, or almost half of the year's total gain. The positive performance turned in by equities occurred despite moderating economic fundamentals, as investors began to price in persistent above trend growth in corporate profits. Indeed, since the market's bottom in 2002, corporate profits have continually outpaced share price gains; meaning investors pay substantially less today for a dollar of earnings than they did four years ago. Even in 2006 with the broad market up in excess of 15% (including dividends), the widely cited price-to-earnings ratio (P/E) narrowed.

The economic backdrop seemed to moderate as the year progressed and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit, in part due to a pay-back from previous years' incentive plans and a general decline in consumer expectations about the future. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late year employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. For the year, employment grew a bit faster than the number of new entrants looking for work, causing the unemployment rate to slip four-tenths of a percent to 4.5% – well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding, so too, did revenue growth. Benefiting from the most handsome margins in decades, earnings actually outpaced revenue growth, acting as a catalyst for equity investors to push many stock prices to new highs, including the Dow Jones Industrial Average. After beginning the year with positive momentum, the market entered a period of consolidation in May. The spring sell-off persisted until mid-July. During the market correction, small-caps, as measured by the S&P 600 SmallCap Index, fell nearly twice (in percent terms) as much as large-caps. Once positive momentum returned, large-capitalized companies led the market higher. For the year, the S&P 100 Index, comprised of large-cap stocks, gained more than 18% (on a total return basis), while the small-cap index matched the broad market with a return of roughly 15%. Mid-capitalization companies trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

Factors Affecting Portfolio Performance

Your portfolio returned 17.50% for the twelve months ended December 31, 2006, compared with its benchmark, the Russell 1000 Value Index, which returned 22.25% for the same period. Stock selection within the health care sector detracted from the portfolio's performance, with Teva Pharmaceutical, a generic drug manufacturer and Boston Scientific, a medical instrument and supply company posting negative returns for the 1-year period. Teva was negatively impacted by Merck's decision to lower the price of Zocor, a drug that was going off patent of which Teva was to produce the generic version. Boston Scientific declined during the period as uncertainty rose following the company's recall of nearly all pacemakers and defibrillators, a risk exposure associated with the acquisition of Guidant in April 2006. Additionally, the portfolio's overweight within the healthcare sector hurt relative performance. Investors became concerned about future health care legislation and sold pharmaceutical positions following the November mid-term elections, which unexpectedly resulted in a Democratic majority in both the House and the Senate. Stock selection within the materials and processing sector also detracted as gold stock Newmont Mining underperformed due to issues surrounding its mines abroad. Stock selection within the financial services sector hurt relative performance. Specifically, the portfolio's underweight of Morgan Stanley and Bank of America and lack of exposure to Merrill Lynch detracted as these large financial institutions benefited from increased capital markets activities. Finally, the portfolio's underweight of the integrated oils sector detracted, as oil prices were at historical highs during the year.

Conversely, the top contributor to relative performance was stock selection within the utilities sector. Comcast Corp., a cable and entertainment provider, reported a surprisingly strong profit increase for the second and third quarters of 2006, exceeding analysts' expectations. Profits were fueled by the company's acquisition of Adelphia's cable properties, which investors viewed positively. Stock selection within the other energy sector also aided relative performance. Demand for Schlumberger's and Baker Hughes' oil services increased, as drilling and oil production increased throughout the world. Finally, stock selection within the producer durables sector helped performance, as Emerson Electric and Parker Hannifin, both industrial equipment companies, experienced a strong increase in demand for their respective products, especially during the first half of 2006.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord, Abbett & Co. LLC.

11

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Lord Abbett Affiliated Portfolio	17.50%	14.32%
S&P 500 Index	15.80%	14.70%
Russell 1000 Value Index	22.25%	19.39%

  *  See Notes to Performance Information.

  †  May 1, 2003.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Exxon Mobil Corp.	5.8%
Procter & Gamble Co.	4.1
Citigroup, Inc.	3.7
AT&T, Inc.	2.7
General Electric Co.	2.6
Novartis AG, ADR	2.2
American International Group, Inc.	2.1
Wyeth	2.1
Bank of America Corp.	1.8
Kraft Foods, Inc.	1.8
Total	28.9%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Financials	20.3%
Consumer Staples	16.9
Health Care	13.5
Energy	10.2
Industrials	10.2
Utilities	7.5
Materials	6.2
Consumer Discretionary	4.3
Telecommunication Services	3.6
Information Technology	2.8
Other#	4.5
Total	100.0%

12

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—95.5%
Consumer Discretionary—4.3%
Internet & Catalog Retail—1.2%
IAC/InterActiveCorp. *	19,050	$707,898
Media—2.8%
Comcast Corp. (Class A Non-Voting) *	24,844	1,040,467
Gannett Co., Inc.	900	54,414
Liberty Media Corp. - Capital (Class A) *	600	58,788
News Corp. (Class B)	8,300	184,758
Time Warner, Inc.	13,300	289,674
		1,628,101
Multiline Retail—0.3%
Federated Department Stores, Inc.	4,500	171,585
Total Consumer Discretionary		2,507,584
Consumer Staples—16.9%
Beverages—4.8%
Anheuser-Busch Cos., Inc.	4,800	236,160
Coca-Cola Co. (The)	10,900	525,925
Coca-Cola Enterprises, Inc.	15,500	316,510
Diageo plc, ADR	12,004	952,037
PepsiCo, Inc.	12,197	762,922
		2,793,554
Food & Staples Retailing—2.4%
CVS Corp.	5,600	173,096
Kroger Co. (The)	39,500	911,265
Wal-Mart Stores, Inc.	7,100	327,878
		1,412,239
Food Products—3.3%
Campbell Soup Co.	16,600	645,574
Kellogg Co.	4,400	220,264
Kraft Foods, Inc.	29,234	1,043,654
		1,909,492
Household Products—6.4%
Clorox Co.	9,600	615,840
Colgate-Palmolive Co.	2,100	137,004
Kimberly-Clark Corp.	8,400	570,780
Procter & Gamble Co.	37,047	2,381,011
		3,704,635
Total Consumer Staples		9,819,920
Energy—10.2%
Energy Equipment & Services—1.8%
Schlumberger Ltd.	16,154	1,020,286
Oil, Gas & Consumable Fuels—8.4%
Chesapeake Energy Corp.	6,800	197,540
Chevron Corp.	7,000	514,710
Devon Energy Corp.	4,900	328,692
El Paso Corp.	22,900	349,912
Exxon Mobil Corp.	43,944	3,367,429

	Shares	Value
Occidental Petroleum Corp.	1,100	$53,713
Williams Cos., Inc.	3,700	96,644
		4,908,640
Total Energy		5,928,926
Financials—20.3%
Capital Markets—1.7%
Bank of New York Co., Inc. (The)	12,944	509,606
Mellon Financial Corp.	8,100	341,415
Morgan Stanley	1,800	146,574
		997,595
Commercial Banks—3.1%
BB&T Corp.	1,400	61,502
Fifth Third Bancorp	2,400	98,232
Marshall & Ilsley Corp.	7,100	341,581
Mitsubishi UFJ Financial Group, Inc., ADR	11,100	138,195
Regions Financial Corp.	3,800	142,120
SunTrust Banks, Inc.	6,000	506,700
U.S. Bancorp	11,800	427,042
Zions Bancorporation	1,000	82,440
		1,797,812
Consumer Finance—0.3%
American Express Co.	900	54,603
Capital One Financial Corp.	1,900	145,958
		200,561
Diversified Financial Services—7.3%
Bank of America Corp.	19,896	1,062,247
Citigroup, Inc.	39,024	2,173,637
JPMorgan Chase & Co.	20,253	978,220
		4,214,104
Insurance—4.8%
ACE Ltd.	5,000	302,850
Allstate Corp. (The)	3,700	240,907
American International Group, Inc.	16,959	1,215,282
Hartford Financial Services Group, Inc.	400	37,324
Lincoln National Corp.	3,600	239,040
MBIA, Inc.	3,100	226,486
MetLife, Inc.	2,800	165,228
St. Paul Travelers Cos., Inc. (The)	1,200	64,428
XL Capital Ltd. (Class A)	4,100	295,282
		2,786,827
Thrifts & Mortgage Finance—3.1%
Countrywide Financial Corp.	2,700	114,615
Federal Home Loan Mortgage Corp.	12,200	828,380
Federal National Mortgage Assn.	14,700	873,033
		1,816,028
Total Financials		11,812,927

See Notes to Financial Statements.
13

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	Shares	Value
Health Care—13.5%
Biotechnology—0.5%
MedImmune, Inc. *	8,500	$275,145
Health Care Equipment & Supplies—2.8%
Baxter International, Inc.	19,418	900,801
Boston Scientific Corp. *	42,300	726,714
		1,627,515
Health Care Providers & Services—0.3%
Aetna, Inc.	2,300	99,314
Medco Health Solutions, Inc. *	1,900	101,536
		200,850
Pharmaceuticals—9.9%
Abbott Laboratories	8,500	414,035
AstraZeneca plc, ADR	6,300	337,365
Bristol-Myers Squibb Co.	16,000	421,120
Johnson & Johnson	5,300	349,906
Merck & Co., Inc.	5,101	222,404
Novartis AG, ADR	21,722	1,247,712
Pfizer, Inc.	9,200	238,280
Sanofi-Aventis, ADR	11,500	530,955
Schering-Plough Corp.	14,322	338,572
Teva Pharmaceutical Industries Ltd., ADR	13,600	422,688
Wyeth	23,794	1,211,590
		5,734,627
Total Health Care		7,838,137
Industrials—10.2%
Aerospace & Defense—3.2%
General Dynamics Corp.	7,200	535,320
Lockheed Martin Corp.	2,200	202,554
Raytheon Co.	16,800	887,040
Rockwell Collins, Inc.	3,800	240,502
		1,865,416
Commercial Services & Supplies—1.6%
Pitney Bowes, Inc.	1,200	55,428
Waste Management, Inc.	23,166	851,814
		907,242
Construction & Engineering—0.3%
Fluor Corp.	2,500	204,125
Electrical Equipment—1.0%
Emerson Electric Co.	13,034	574,669
Industrial Conglomerates—2.7%
3M Co.	500	38,965
General Electric Co.	40,400	1,503,284
		1,542,249
Machinery—1.2%
Caterpillar, Inc.	4,042	247,896
Eaton Corp.	722	54,251

	Shares	Value
Illinois Tool Works, Inc.	3,300	$152,427
Parker Hannifin Corp.	2,813	216,263
		670,837
Road & Rail—0.2%
Hertz Global Holdings, Inc. *	7,900	137,381
Total Industrials		5,901,919
Information Technology—2.8%
Computers & Peripherals—1.9%
Hewlett-Packard Co.	12,500	514,875
International Business Machines Corp.	1,500	145,725
Sun Microsystems, Inc. *	82,400	446,608
		1,107,208
IT Services—0.8%
Automatic Data Processing, Inc.	9,500	467,875
Software—0.1%
Symantec Corp. *	3,600	75,060
Total Information Technology		1,650,143
Materials—6.2%
Chemicals—1.7%
Air Products & Chemicals, Inc.	1,300	91,364
Monsanto Co.	10,372	544,841
Praxair, Inc.	5,508	326,790
		962,995
Metals & Mining—3.3%
Barrick Gold Corp.	33,200	1,019,240
Newmont Mining Corp.	15,359	693,459
Phelps Dodge Corp.	1,900	227,468
		1,940,167
Paper & Forest Products—1.2%
International Paper Co.	20,502	699,118
Total Materials		3,602,280
Telecommunication Services—3.6%
Diversified Telecommunication Services—3.6%
AT&T, Inc.	43,387	1,551,085
BellSouth Corp.	11,400	537,054
Total Telecommunication Services		2,088,139
Utilities—7.5%
Electric Utilities—4.2%
Duke Energy Corp.	8,300	275,643
Entergy Corp.	1,400	129,248
FPL Group, Inc.	13,300	723,786
PPL Corp.	12,700	455,168
Progress Energy, Inc.	6,988	342,971
Southern Co. (The)	13,600	501,296
		2,428,112
Multi-Utilities—3.3%
Ameren Corp.	5,900	317,007
Consolidated Edison Inc.	4,100	197,087

See Notes to Financial Statements.
14

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Affiliated Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
Dominion Resources, Inc.	5,200	$435,968
DTE Energy Co.	500	24,205
PG&E Corp.	19,600	927,668
		1,901,935
Total Utilities		4,330,047
Total Common Stocks (Cost—$48,504,810)		55,480,022

	Principal Amount	Value
Short-Term Securities—5.6%
Repurchase Agreement **—5.6%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $3,283,894 (Cost—$3,282,063)	$3,282,063	$3,282,063
Total Investments—101.1% (Cost $51,786,873)		58,762,085
Other Liabilities in Excess of Assets—(1.1)%		(650,933)
Net Assets 100.0%		$58,111,152

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.
15

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

Nature abhors a vacuum. But the stock market apparently loves one. With no major terrorist events, no interest rate movements, no energy shocks and no earth-shattering economic indicator surprises, equity markets posted substantial gains for the final quarter, boosting an already good move for the year. Last January most pundits had expectations of continued – though slower – economic growth and that was what we saw. Capital expenditure on the part of industrial companies and a reasonably healthy consumer have propelled corporate earnings growth in 2006. Despite this generally favorable environment, however, the news was not all good. Nearly midway through the year (May 8th to be specific) we experienced a turnaround where those stocks that had underperformed early in the year began advancing, and leading stocks came under pressure. For most of the remainder of the year, the stock values of market leaders of the first quarter dropped, although most of these companies reported strong quarterly earnings in the months that followed the inflection point. Through this difficult period, there were very limited opportunities for growth managers to keep their momentum and many fell behind the broad market by a considerable margin.

Factors Affecting Portfolio Performance

As noted above, this was a difficult year where market sentiment rather than fundamentals ended up driving stock returns in the second half. With Energy coming on strong early in the year, and our expectations of capital spending holding true, the Portfolio was well positioned to take advantage of these trends and achieved an excellent return in the first quarter, both absolute and relative to the benchmark. However, mid-way through the second quarter, investors became nervous about inflation and the direction of the economy, and they decided to sell their winners. While Fed Chairman Bernanke's comments were pinpointed as the catalyst for the pendulum swinging from confidence to fear, the speed at which this rotation took place was striking. For the next several weeks, previously strong stocks were the weakest performers. This continued through most of the summer, until the trend reversed – again very quickly – in late July. These two inflection points were difficult to capture from the point of view of stock selection based on fundamentals. Stocks and sectors that had done very well for the Portfolio most of the year underperformed, despite continued earnings growth. For the full year, the Portfolio's return was behind that of the benchmark Russell 1000 Index. Our relative overweight in Energy that had helped us so much early in 2006 ended up with a slightly negative effect for the year. Health Care (a lower exposure) was the greatest relative detractor, hurt both by a few stocks that fell sharply (e.g. Quest Diagnostics on news of a major contract loss) and some that gained that we did not own, particularly among major pharmaceuticals (where the earnings growth that we look for is more difficult to generate). The Portfolio was underweight in Information Technology compared to the benchmark and this hurt relative performance, particularly when many stocks in the sector had comeback bounces late in the year. On the plus side, the Portfolio was well positioned in Financials and the sector had a significant positive effect on returns. The holdings are tilted toward the higher-beta segments within the Financial sector, especially capital markets. Companies that were benefiting from the very strong investment banking and merger & acquisition environments (e.g., Goldman Sachs, Lehman and Morgan Stanley) posted some of the Portfolio's strongest returns. Industrial sector holdings also did very well for the year, benefiting from continued growth in the economy that led to capital spending. They also benefited from the global economic growth that helped offset some of the slowdown in the United States.

The preceding commentary was prepared by the Portfolio's sub-adviser, Cadence Capital Management LLC.

16

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Allianz CCM Capital Appreciation Portfolio	6.46%	12.78%
S&P 500 Index	15.80%	14.70%
Russell 1000 Index	15.46%	15.43%

  *  See Notes to Performance Information.

  †  May 1, 2003.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Cisco Systems, Inc.	2.1%
Comcast Corp. (Class A)	1.8
International Game Technology	1.6
AT&T, Inc.	1.6
Loews Corp. - Carolina Group	1.5
Schering-Plough Corp.	1.5
Jacobs Engineering Group, Inc.	1.5
Textron, Inc.	1.5
Emerson Electric Co.	1.4
Cooper Industries Ltd. (Class A)	1.4
Total	15.9%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Information Technology	18.0%
Consumer Discretionary	17.9
Financials	17.8
Health Care	13.7
Industrials	12.2
Energy	7.3
Consumer Staples	2.9
Telecommunication Services	2.7
Utilities	2.4
Materials	1.3
Other#	3.8
Total	100.0%

17

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—96.2%
Consumer Discretionary—17.9%
Automobiles—1.1%
Harley-Davidson, Inc.	27,010	$1,903,395
Hotels, Restaurants & Leisure—5.2%
International Game Technology	56,870	2,627,394
Marriott International, Inc. (Class A)	41,220	1,967,018
McDonald's Corp.	47,690	2,114,098
Starwood Hotels & Resorts Worldwide, Inc.	32,770	2,048,125
		8,756,635
Internet & Catalog Retail—1.3%
IAC/InterActiveCorp. *	56,090	2,084,304
Media—6.9%
Comcast Corp. (Class A) *	71,380	3,021,515
DIRECTV Group, Inc. (The) *	87,070	2,171,526
McGraw-Hill Cos., Inc. (The)	30,350	2,064,407
Omnicom Group, Inc.	20,230	2,114,844
Walt Disney Co.	66,450	2,277,242
		11,649,534
Multiline Retail—3.4%
J.C. Penney Co., Inc.	25,250	1,953,340
Kohl's Corp. *	30,340	2,076,166
Nordstrom, Inc.	34,760	1,715,059
		5,744,565
Total Consumer Discretionary		30,138,433
Consumer Staples—2.9%
Food & Staples Retailing—1.4%
Safeway, Inc.	64,760	2,238,105
Tobacco—1.5%
Loews Corp. - Carolina Group	39,690	2,568,737
Total Consumer Staples		4,806,842
Energy—7.3%
Energy Equipment & Services—4.9%
ENSCO International, Inc.	39,060	1,955,344
Halliburton Co.	69,220	2,149,281
Noble Corp.	26,820	2,042,343
Schlumberger Ltd.	32,930	2,079,859
		8,226,827
Oil, Gas & Consumable Fuels—2.4%
Anadarko Petroleum Corp.	42,210	1,836,979
Marathon Oil Corp.	22,850	2,113,625
		3,950,604
Total Energy		12,177,431
Financials—17.8%
Capital Markets—5.0%
Charles Schwab Corp. (The)	103,660	2,004,784
Goldman Sachs Group, Inc.	10,190	2,031,377
Lehman Brothers Holdings, Inc.	26,150	2,042,838
Morgan Stanley	28,570	2,326,455
		8,405,454

	Shares	Value
Consumer Finance—1.3%
American Express Co.	34,500	$2,093,115
Diversified Financial Services—2.4%
Bank of America Corp.	37,100	1,980,769
JPMorgan Chase & Co.	42,900	2,072,070
		4,052,839
Insurance—8.0%
ACE Ltd.	29,630	1,794,689
Allstate Corp. (The)	26,920	1,752,761
American International Group, Inc.	29,950	2,146,217
Chubb Corp.	33,170	1,755,025
Progressive Corp. (The)	87,360	2,115,859
Prudential Financial, Inc.	24,830	2,131,904
St. Paul Travelers Cos., Inc. (The)	33,170	1,780,897
		13,477,352
Real Estate—1.1%
Prologis REIT	31,110	1,890,555
Total Financials		29,919,315
Health Care—13.7%
Biotechnology—3.7%
Amgen, Inc. *	32,600	2,226,906
Biogen Idec, Inc. *	42,170	2,074,342
Genentech, Inc. *	23,130	1,876,537
		6,177,785
Health Care Equipment & Supplies—2.6%
Baxter International, Inc.	43,640	2,024,460
Becton Dickinson & Co.	32,820	2,302,323
		4,326,783
Health Care Providers & Services—2.4%
Aetna, Inc.	47,850	2,066,163
McKesson Corp.	39,580	2,006,706
		4,072,869
Pharmaceuticals—5.0%
Forest Laboratories, Inc. *	41,220	2,085,732
Johnson & Johnson	29,390	1,940,328
Merck & Co., Inc.	42,710	1,862,156
Schering-Plough Corp.	104,360	2,467,070
		8,355,286
Total Health Care		22,932,723
Industrials—12.2%
Aerospace & Defense—5.1%
Boeing Co.	23,870	2,120,611
General Dynamics Corp.	31,880	2,370,278
Lockheed Martin Corp.	20,900	1,924,263
Precision Castparts Corp.	27,580	2,158,962
		8,574,114
Commercial Services & Supplies—1.3%
Waste Management, Inc.	60,290	2,216,863

See Notes to Financial Statements.
18

MLIG Variable Insurance Trust—
Roszel/Allianz CCM Capital Appreciation Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
Construction & Engineering—1.5%
Jacobs Engineering Group, Inc. *	30,140	$2,457,616
Electrical Equipment—2.8%
Cooper Industries Ltd. (Class A)	26,250	2,373,788
Emerson Electric Co.	54,520	2,403,787
		4,777,575
Industrial Conglomerates—1.5%
Textron, Inc.	26,060	2,443,646
Total Industrials		20,469,814
Information Technology—18.0%
Communications Equipment—3.4%
Cisco Systems, Inc. *	130,640	3,570,391
Corning, Inc. *	116,400	2,177,844
		5,748,235
Computers & Peripherals—5.9%
Apple Computer, Inc. *	25,370	2,152,391
Dell, Inc. *	74,030	1,857,412
Hewlett-Packard Co.	44,130	1,817,715
International Business Machines Corp.	22,040	2,141,186
Sun Microsystems, Inc. *	372,090	2,016,728
		9,985,432
IT Services—1.3%
Electronic Data Systems Corp.	77,290	2,129,340
Semiconductors & Semiconductor Equipment—4.8%
Applied Materials, Inc.	111,480	2,056,806
Lam Research Corp. *	35,870	1,815,739
MEMC Electronic Materials, Inc. *	52,620	2,059,547
Nvidia Corp. *	55,890	2,068,489
		8,000,581
Software—2.6%
BMC Software, Inc. *	69,140	2,226,308
Microsoft Corp.	70,350	2,100,651
		4,326,959
Total Information Technology		30,190,547
Materials—1.3%
Metals & Mining—1.3%
Freeport-McMoRan Copper & Gold, Inc. (Class B)	40,050	2,231,986

	Shares	Value
Telecommunication Services—2.7%
Diversified Telecommunication—1.6%
AT&T, Inc.	72,980	$2,609,035
Wireless Telecommunication Services—1.1%
American Tower Corp. (Class A) *	52,880	1,971,366
Total Telecommunication Services		4,580,401
Utilities—2.4%
Electric Utilities—2.4%
FirstEnergy Corp.	33,240	2,004,372
FPL Group, Inc.	37,790	2,056,532
Total Utilities		4,060,904
Total Common Stocks (Cost—$146,197,411)		161,508,396
	Principal Amount
Short-Term Securities—3.6%
Repurchase Agreement **—3.6%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $6,097,583 (Cost—$6,094,184)	$6,094,184	6,094,184
Total Investments—99.8% (Cost—$152,291,595)		167,602,580
Other Assets Less Liabilities—0.2%		317,543
Net Assets—100.0%		$167,920,123

*   Non-income producing security.

**   The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

REIT—Real Estate Investment Trust

See Notes to Financial Statements.
19

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

In what has become a significant trend, the stock market finished the year with broad strength, as the S&P 1500 Composite Index gained nearly 7% (including dividends) during the fourth quarter 2006, or almost half of the year's total gain. The positive performance turned in by equities occurred despite moderating economic fundamentals, as investors began to price in persistent above trend growth in corporate profits. Indeed, since the market's bottom in 2002, corporate profits have continually outpaced share price gains; meaning investors pay substantially less today for a dollar of earnings than they did four years ago. Even in 2006 with the broad market up in excess of 15% (including dividends), the widely cited price-to-earnings ratio (P/E) narrowed.

The economic backdrop seemed to moderate as the year progressed and the housing market correction intensified. With the housing market in a crunch, the auto industry followed suit, in part due to a pay-back from previous years' incentive plans and a general decline in consumer expectations about the future. Outside of housing and manufacturing, the much larger service sector continued to display fairly robust strength. Late year employment gains in the service sector, for instance, more than offset layoffs in the construction and manufacturing sectors. For the year, employment grew a bit faster than the number of new entrants looking for work, causing the unemployment rate to slip four-tenths of a percent to 4.5% – well below its historical average and consistent with relatively strong wage growth. In addition to rising incomes associated with job creation, late year declines in retail energy prices helped to sustain consumer spending at rates supportive of broader economic activity.

With the economy expanding, so too, did revenue growth. Benefiting from the most handsome margins in decades, earnings actually outpaced revenue growth, acting as a catalyst for equity investors to push many stock prices to new highs, including the Dow Jones Industrial Average. After beginning the year with positive momentum, the market entered a period of consolidation in May. The spring sell-off persisted until mid-July. During the market correction, small-caps, as measured by the S&P 600 SmallCap Index, fell nearly twice (in percent terms) as much as large-caps. Once positive momentum returned, large-capitalized companies led the market higher. For the year, the S&P 100 Index, comprised of large-cap stocks, gained more than 18% (on a total return basis), while the small-cap index matched the broad market with a return of roughly 15%. Mid-capitalization companies trailed, on average, but still managed to register a total return in excess of 10% over the period. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

Factors Affecting Portfolio Performance

For the twelve-month period ended December 31, 2006, the portfolio underperformed with respect to the Russell Midcap Value Index. The most significant detractors from performance during 2006 include stock selection within the financial services, healthcare, and auto & transportation sectors. Conseco, an insurance holding company, had to decrease its 2006 earnings expectations after a large legal settlement swung it into a loss for the second quarter. The company also suffered from higher than expected claims, which strained the run-off segment. Within the healthcare sector, another significant detractor was Bausch & Lomb, an eyecare company that saw shares tumble in March and April after users of its contact lens solution reported developing a rare eye fungus. The largest overall detractor from performance during the year was Dana Corp, an auto parts supplier. Shares slid in the beginning of the year after the company reported significantly lower-than-expected quarterly earnings and continued to suffer after filing for bankruptcy in March.

Positive factors impacting performance include stock selection within the utilities and producer durables sectors. Within the utilities sector, Qwest Communications was the strongest contributor. Strong profits in the first half of the year and expanding margins led the telecommunications company to a successful year. Cummins, an engines component producer, was the largest contributor within the producer durables sector. Overall, the stock gained ground during the year, with a spike in October just after the company announced it would be raising prices on commercial generators, a move that analysts expect will raise EPS in 2007. The largest overall stock contributing to performance during the year was OfficeMax. Shares of this office supply company soared after the company released strong first quarter earnings reports which greatly exceeded analysts' expectations. Investors continued to recognize the successful implementation of management's margin expansion through the year.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord, Abbett & Co. LLC.

20

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Lord Abbett Mid Cap Value Portfolio	12.13%	12.41%
S&P 500 Index	15.80%	10.31%
Russell Midcap Value Index	20.22%	17.06%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Sabre Holdings Corp. (Class A)	3.0%
Qwest Communications International, Inc.	2.7
Interpublic Group of Cos., Inc.	2.6
R.H. Donnelley Corp.	2.5
Clear Channel Communications, Inc.	2.3
R.R. Donnelley & Sons Co.	2.3
Ball Corp.	2.2
Northeast Utilities	2.1
Avaya, Inc.	2.1
OfficeMax, Inc.	2.1
Total	23.9%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Consumer Discretionary	20.4%
Information Technology	14.3
Materials	13.3
Financials	10.3
Utilities	9.3
Industrials	8.3
Health Care	6.0
Telecommunication Services	5.7
Energy	5.3
Consumer Staples	3.6
Other#	3.5
Total	100.0%

21

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—96.5%
Consumer Discretionary—20.4%
Distributors—1.8%
Genuine Parts Co.	56,900	$2,698,767
Hotels, Restaurants & Leisure—2.7%
Brinker International, Inc.	65,000	1,960,400
OSI Restaurant Partners, Inc.	52,100	2,042,320
		4,002,720
Household Durables—4.3%
American Greetings Corp. (Class A)	66,300	1,582,581
Newell Rubbermaid, Inc.	51,000	1,476,450
Snap-On, Inc.	46,000	2,191,440
Tupperware Brands Corp.	53,800	1,216,418
		6,466,889
Media—7.4%
Clear Channel Communications, Inc.	97,600	3,468,704
Interpublic Group of Cos., Inc. *	324,191	3,968,098
RH Donnelley Corp.	59,300	3,719,889
		11,156,691
Multiline Retail—0.8%
Federated Department Stores, Inc.	32,216	1,228,396
Specialty Retail—3.4%
Foot Locker, Inc.	87,700	1,923,261
OfficeMax, Inc.	62,300	3,093,195
		5,016,456
Total Consumer Discretionary		30,569,919
Consumer Staples—3.6%
Beverages—1.0%
Coca-Cola Enterprises, Inc.	76,000	1,551,920
Food & Staples Retailing—2.6%
Kroger Co. (The)	77,900	1,797,153
Safeway, Inc.	60,000	2,073,600
		3,870,753
Total Consumer Staples		5,422,673
Energy—5.3%
Energy Equipment & Services—3.5%
GlobalSantaFe Corp.	47,400	2,786,172
Halliburton Co.	79,800	2,477,790
		5,263,962
Oil, Gas & Consumable Fuels—1.8%
EOG Resources, Inc.	43,300	2,704,085
Total Energy		7,968,047
Financials—10.3%
Insurance—8.7%
ACE Ltd.	23,300	1,411,281
Conseco, Inc. *	87,800	1,754,244
Everest Re Group Ltd.	13,900	1,363,729

	Shares	Value
Genworth Financial, Inc.	39,900	$1,364,979
PartnerRe Ltd.	41,200	2,926,436
Safeco Corp.	23,300	1,457,415
XL Capital Ltd. (Class A)	39,000	2,808,780
		13,086,864
Real Estate—1.2%
Host Hotels & Resorts, Inc. REIT	71,400	1,752,870
Thrifts & Mortgage Finance—0.4%
PMI Group, Inc. (The)	12,900	608,493
Total Financials		15,448,227
Health Care—6.0%
Health Care Equipment & Supplies—1.1%
Bausch & Lomb, Inc.	30,800	1,603,448
Health Care Providers & Services—1.0%
Aetna, Inc.	35,100	1,515,618
Pharmaceuticals—3.9%
King Pharmaceuticals, Inc. *	184,700	2,940,424
Mylan Laboratories, Inc.	150,950	3,012,962
		5,953,386
Total Health Care		9,072,452
Industrials—8.3%
Commercial Services & Supplies—3.4%
Allied Waste Industries, Inc. *	132,900	1,633,341
R.R. Donnelley & Sons Co.	96,905	3,444,004
		5,077,345
Electrical Equipment—1.5%
Hubbell, Inc. (Class B)	50,500	2,283,105
Machinery—2.3%
Cummins, Inc.	11,300	1,335,434
Timken Co.	72,100	2,103,878
		3,439,312
Trading Companies & Distributors—1.1%
W.W. Grainger, Inc.	24,500	1,713,530
Total Industrials		12,513,292
Information Technology—14.3%
Communications Equipment—5.9%
ADC Telecommunications, Inc. *	132,100	1,919,413
Avaya, Inc. *	222,800	3,114,744
JDS Uniphase Corp. *	93,775	1,562,292
Tellabs, Inc. *	214,400	2,199,744
		8,796,193
Internet Software & Services—0.2%
Openwave Systems, Inc. *	33,000	304,590
IT Services—3.0%
Sabre Holdings Corp. (Class A)	142,400	4,541,136

See Notes to Financial Statements.
22

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
Software—5.2%
Cadence Design Systems, Inc. *	156,700	$2,806,497
McAfee, Inc. *	105,300	2,988,414
Sybase, Inc. *	84,500	2,087,150
		7,882,061
Total Information Technology		21,523,980
Materials—13.3%
Chemicals—6.7%
Chemtura Corp.	180,500	1,738,215
Eastman Chemical Co.	49,000	2,906,190
Monsanto Co.	32,500	1,707,225
Mosaic Co. (The) *	135,600	2,896,416
Potash Corp. of Saskatchewan, Inc.	5,526	792,870
		10,040,916
Containers & Packaging—3.7%
Ball Corp.	77,100	3,361,560
Pactiv Corp. *	63,500	2,266,315
		5,627,875
Paper & Forest Products—2.9%
Bowater, Inc.	76,400	1,719,000
MeadWestvaco Corp.	85,100	2,558,106
		4,277,106
Total Materials		19,945,897
Telecommunication Services—5.7%
Diversified Telecommunication Services—5.7%
CenturyTel, Inc.	35,400	1,545,564
Embarq Corp.	45,900	2,412,504
Level 3 Communications, Inc. *	87,400	489,440
Qwest Communications International, Inc. *	488,100	4,085,397
Total Telecommunication Services		8,532,905

	Shares	Value
Utilities—9.3%
Electric Utilities—2.1%
Northeast Utilities	112,900	$3,179,264
Gas Utilities—0.5%
Southwest Gas Corp.	19,700	755,889
Multi-Utilities & Unregulated Power—6.7%
Ameren Corp.	53,200	2,858,436
CMS Energy Corp. *	177,000	2,955,900
NiSource, Inc.	124,900	3,010,090
Puget Energy, Inc.	49,200	1,247,712
		10,072,138
Total Utilities		14,007,291
Total Common Stocks (Cost—$113,619,775)		145,004,683
	Principal Amount
Short-Term Securities—6.6%
Repurchase Agreement **—6.6%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $9,977,979 (Cost—$9,972,417)	$9,972,417	9,972,417
Total Investments—103.1% (Cost $123,592,192)		154,977,100
Other Liabilities in Excess of Assets—(3.1)%		(4,718,327)
Net Assets—100.0%		$150,258,773

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.
23

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

2006 can be characterized as an environment in which investors continued to grapple with inflation concerns. Earlier in the year, stocks rallied, led by cyclical sectors that benefit from inflation, as investors speculated that inflation might outpace the attempts to restrain it. By mid year, stock prices began to decline globally as investors worried that the Fed's attempts to restrain inflation might have been overdone and a global recession was an increasing possibility. As the year came to a close, investors regained confidence in the Fed's ability to engineer a soft landing, whereby inflation would be under control but growth would continue at a reasonable pace, and stocks rallied.

The Portfolio continues to be positioned to reflect an anticipated long-term return to growth with its highest weights in Health Care, Information Technology, and Consumer Discretionary sectors.

Factors Affecting Portfolio Performance

For the year 2006, the Roszel/Seligman Mid Cap Growth Portfolio under-performed its benchmark, the Russell MidCap Growth Index.

Performance of Information Technology, Consumer Discretionary, and Health Care lagged other sectors in the Portfolio. As noted in the mid-year commentary, these sectors continue to be some of the worst performing sectors in the benchmark. Rather than poor company fundamentals, we believe that the lagging performance in both our Portfolio and the benchmark continues to be caused by investors looking for pockets of growth in non-traditional growth sectors like Utilities and Industrials. Furthermore, Health Care suffered as a result of mid-term elections as many investors believed the new Congress would likely seek new health care reforms.

Our largest overweight verses the benchmark at the end of the year was Health Care. Our investment thesis for Health Care continues to be based on baby boomers continuing to increase their demand for drug and health services as they age. Also, we continue to look for companies creating innovative devices in the treatment of many medical conditions that can make a large impact in their particular areas of expertise. This is reflected in our overweight in the sub-sector of Health Care Equipment and Supplies.

We maintained a modest overweight in Information Technology at the end of year. We believe that strong capital spending on technology will continue as many companies continue to update their infrastructure. With the release of Microsoft Vista, the demand for memory, PCs and software applications could also increase. We believe that many component makers for these products, and many of the products themselves, can be an area of interest going forward.

Consumer Discretionary remains a neutral weighting relative to the benchmark. While the housing market has weakened, consumers have continued to spend. We prefer to find opportunities in areas that consumers have shown a particular appetite, with our selections in the hotel/restaurant/specialty stocks making up the bulk of our allocation.

Strong stock selection in Industrials led the Portfolio's third best performing sector to contribute the most to performance relative the benchmark. Capital spending, decent pricing power, and a continued drop in commodity prices in the second half of the year helped the performance of this sector.

Strong stock selection in Consumer Staples made it the second largest contributor to performance relative to the benchmark. As mentioned in the earlier commentary, retailers selling products with less elastic demand continued to see solid earnings throughout the year.

The preceding commentary was prepared by the Portfolio's sub-adviser, J. & W. Seligman & Co.

24

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Seligman Mid Cap Growth Portfolio	5.63%	10.56%
S&P 500 Index	15.80%	10.31%
Russell Midcap Growth Index	10.66%	14.63%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Hilton Hotels Corp.	2.7%
OfficeMax, Inc.	2.6
Health Net, Inc.	2.4
Research In Motion Ltd.	2.2
Amdocs Ltd.	2.2
Urban Outfitters, Inc.	2.2
Gen-Probe, Inc.	2.2
Savvis Communications Corp.	2.1
Precision Castparts Corp.	2.1
Allergan, Inc.	2.1
Total	22.8%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Health Care	21.1%
Information Technology	20.8
Consumer Discretionary	19.7
Industrials	12.0
Energy	6.8
Consumer Staples	5.0
Financials	4.8
Telecommunication Services	3.5
Materials	2.2
Utilities	1.1
Other#	3.0
Total	100.0%

25

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—97.0%
Consumer Discretionary—19.7%
Hotels, Restaurants & Leisure—7.0%
Hilton Hotels Corp.	38,700	$1,350,630
International Game Technology	18,600	859,320
Sonic Corp. *	22,950	549,653
Starwood Hotels & Resorts Worldwide, Inc.*	12,600	787,500
		3,547,103
Household Durables—0.9%
Harman International Industries, Inc.	4,900	489,559
Media—2.8%
Liberty Global, Inc. (Class A) *	34,700	1,011,505
Univision Communications, Inc. (Class A) *	11,000	389,620
		1,401,125
Specialty Retail—6.3%
Advance Auto Parts, Inc.	6,800	241,808
Gamestop Corp. (Class A) *	9,400	518,034
OfficeMax, Inc.	27,000	1,340,550
Urban Outfitters, Inc. *	47,800	1,100,834
		3,201,226
Textiles, Apparel & Luxury Goods—2.7%
Coach, Inc. *	13,100	562,776
Iconix Brand Group, Inc. *	40,900	793,051
		1,355,827
Total Consumer Discretionary		9,994,840
Consumer Staples—5.0%
Food Staples & Retailing—3.4%
Rite Aid Corp. *	168,100	914,464
Supervalu, Inc.	22,800	815,100
		1,729,564
Food Products—1.6%
Dean Foods Co. *	18,600	786,408
Total Consumer Staples		2,515,972
Energy—6.8%
Energy Equipment & Services—5.5%
BJ Services Co.	24,600	721,272
ENSCO International, Inc.	19,000	951,140
Grant Prideco, Inc. *	14,400	572,688
National Oilwell Varco, Inc. *	8,600	526,148
		2,771,248
Oil, Gas & Consumable Fuels—1.3%
Noble Energy, Inc.	13,800	677,166
Total Energy		3,448,414
Financials—4.8%
Capital Markets—4.8%
Bear Stearns Cos., Inc. (The)	3,100	504,618
E*Trade Financial Corp. *	45,900	1,029,078
Northern Trust Corp.	15,000	910,350
Total Financials		2,444,046

	Shares	Value
Health Care—21.1%
Biotechnology—2.0%
Cepheid, Inc. *	30,000	$255,000
MedImmune, Inc. *	23,655	765,712
		1,020,712
Health Care Equipment & Supplies—5.6%
Dentsply International, Inc.	23,600	704,460
Gen-Probe, Inc. *	20,800	1,089,296
Hologic, Inc. *	5,900	278,952
Northstar Neuroscience, Inc. *	15,200	218,576
St. Jude Medical, Inc. *	14,100	515,496
		2,806,780
Health Care Providers & Services—7.5%
Coventry Health Care, Inc. *	16,500	825,825
DaVita, Inc.*	9,700	551,736
Health Net, Inc. *	24,700	1,201,902
Psychiatric Solutions, Inc. *	19,700	739,144
Quest Diagnostics, Inc.	9,000	477,000
		3,795,607
Life Sciences Tools & Services—3.2%
Nektar Therapeutics *	19,800	301,158
Pharmaceutical Product Development, Inc.	16,400	528,408
Thermo Fisher Scientific, Inc. *	17,600	797,104
		1,626,670
Pharmaceuticals—2.8%
Allergan, Inc.	8,700	1,041,738
Penwest Pharmaceuticals Co. *	22,100	367,302
		1,409,040
Total Health Care		10,658,809
Industrials—12.0%
Aerospace & Defense—2.9%
Precision Castparts Corp.	13,400	1,048,952
Spirit Aerosystems Holdings, Inc. *	11,900	398,293
		1,447,245
Airlines—1.2%
JetBlue Airways Corp. *	45,000	639,000
Commercial Services & Supplies—1.8%
Herman Miller, Inc.	25,400	923,544
Electrical Equipment—2.0%
First Solar, Inc. *	13,000	387,400
Thomas & Betts Corp.*	12,900	609,912
		997,312
Machinery—2.3%
AGCO Corp. *	12,200	377,468
ITT Corp.	13,900	789,798
		1,167,266

See Notes to Financial Statements.
26

MLIG Variable Insurance Trust—
Roszel/Seligman Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
Road & Rail—1.8%
CSX Corp.	25,800	$888,294
Total Industrials		6,062,661
Information Technology—20.8%
Communication Equipment—3.2%
Comverse Technology, Inc. *	23,700	500,307
Research In Motion Ltd. *	8,700	1,111,686
		1,611,993
Computers & Peripherals—0.7%
SanDisk Corp. *	8,700	374,361
Internet Software & Services—2.9%
SAVVIS Communications Corp. *	30,100	1,074,871
VeriSign, Inc. *	16,500	396,825
		1,471,696
IT Services—2.3%
Cognizant Technology Solutions Corp., (Class A) *	10,000	771,600
Paychex, Inc.	10,000	395,400
		1,167,000
Semiconductors & Semiconductor Equipment—5.4%
Integrated Device Technology, Inc. *	19,100	295,668
Intersil Corp. (Class A)	15,100	361,192
Kla-Tencor Corp.	16,100	800,975
Nvidia Corp. *	23,200	858,632
Varian Semiconductor Equipment Associates, Inc. *	8,700	396,024
		2,712,491
Software—6.3%
Amdocs Ltd. *	28,500	1,104,375
BEA Systems, Inc. *	35,500	446,590
Business Objects SA, ADR *	10,300	406,335
Citrix Systems, Inc. *	22,800	616,740
Electronic Arts, Inc. *	4,800	241,728
Salesforce.com, Inc. *	10,400	379,080
		3,194,848
Total Information Technology		10,532,389
Materials—2.2%
Containers & Packaging—1.2%
Pactiv Corp. *	17,500	624,575

	Shares	Value
Metals & Mining—1.0%
Freeport-McMoRan Copper & Gold, Inc. (Class B)	8,700	$484,851
Total Materials		1,109,426
Telecommunication Services—3.5%
Wireless Telecommunication Services—3.5%
American Tower Corp. (Class A) *	20,700	771,696
NII Holdings, Inc. *	15,400	992,376
Total Telecommunication Services		1,764,072
Utilities—1.1%
Multi-Utilities & Unregulated Power—1.1%
AES Corp. (The) *	24,500	539,980
Total Common Stocks (Cost—$45,652,603)		49,070,609
	Principal Amount
Short-Term Securities—4.1%
Repurchase Agreement **—4.1%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $2,105,306
Total Short-Term Securities (Cost—$2,104,132)	$2,104,132	2,104,132
Total Investments—101.1% (Cost—$47,756,735)		51,174,741
Other Liabilities in Excess of Assets—(1.1)%		(572,743)
Net Assets—100.0%		$50,601,998

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR—American Depositary Receipt.

See Notes to Financial Statements.
27

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

It has been almost seven years since one sector (the Technology sector) accounted for over $7 trillion in market capitalization – some 42% of the capitalization of the 1,000 largest companies. Misallocations in capital sooner or later precede losses in capital, and they are often reflected in lofty valuations. Individually, small misallocations of capital occur quite often, but collectively, the misallocations of larger amounts of "market" capital seldom occur. We believe they are extraordinary events. Efficient markets have a way of spacing out manic euphorias.

Since March of 2000 investors have been reallocating capital from large-cap and growth arenas to the small-cap and value arenas. In addition, rising and record corporate profit margins have attracted new investments in the U.S. capital markets. This shift has been reflected not only in narrowing valuations but in broadening liquidity.

Today the various market style segments seemingly offer little advantage – one over the other in terms of valuation. Going forward, we believe that style selection will contribute less to overall performance results than in past years and issue selection will become more important.

Much has been made of the narrowing distribution in valuations—that the difference in earnings multiples between the growth and value is too narrow, implying that growth is a buy. To this we have no definitive answer. We do believe there is not enough history to draw firm conclusions on what the normal relationship is. Furthermore, this relationship, at any particular time, is influenced by a confluence of factors – profits, earnings growth, credit spreads just to name a few, each of which is influenced by a host of other influences (e.g. monetary, fiscal and trade policies). What we know is this – stocks that may be in the growth camp today may find themselves in the value camp someday in the future and that is when we may get interested in them.

Much also has been made of small-cap valuations exceeding large-cap valuations in our current market environment. To this we do have something to say. In orders of magnitude, the valuation disparity between large-cap value and small-cap value was wider in June of 2000 (16.1 to 10.8) than the disparity between small-cap value and large cap value is today (16.8 to 13.5). Could today's small-cap valuation premium extend to the same level? Conceivably, it is possible but, it would take another 12% run ahead to make it happen.

Regardless, we believe the current equity market environment to be more normal and healthy – one without the excesses in valuations and narrow concentrations of liquidity that existed in 1999 and 2000. This kind of environment is accommodative to the execution of our investment process – typically, a diversified low turnover strategy.

Factors Affecting Portfolio Performance

The Portfolio posted a gain of +21.8% for the year. The Russell 2000 Value advanced +23.5%. The Russell 2000 rose +18.4%. Here the small difference in return can mainly be attributed to cash balances that hovered around 5% or less. Sector allocation strategy was favorable for the year and was only partially offset by the effects of less favorable issue selection.

The Russell 2000 Value Materials sector posted a return exceeding 40% for the year. The Portfolio overweighting here contributed favorably. The Financial sector (comprising 35% of the benchmark) underperformed. The consistent Portfolio underweighting in this area also added value. The Energy sector also lagged and an overweighting here hindered results.

Stock selection was especially good in the Consumer Discretionary, Energy, and Health Care sectors. Less favorable issue selection occurred in the Consumer Staples, Industrials, and Financial sectors.

  Top 5 Performers

Agnico Eagle Mines	+ 108%
West Pharmaceuticals	+ 107%
Holly Corp	+ 76%
Brown Shoe Co.	+ 70%
Acuity Brands	+ 66%

  Bottom 5 Performers

Massey Energy	– 38%
Briggs & Stratton	– 28%
Invacare	– 22%
Arkansas Best Corp	– 16%
Universal Forest Products	– 16%

Seven positions held in the Portfolio received tender offers during the year: Russell Corp., Diagnostic Products, Western Gas Resources, Amerus Life Holdings, Banta Corp., Peoples Energy, and Duquesne Light Holdings.

The preceding commentary was prepared by the Portfolio's sub-adviser, NFJ Investment Group L.P.

28

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns
For Periods Ended December 31, 2006

	One Year	Since Inception†
Roszel/Allianz NFJ Small Cap Value Portfolio	21.82%	17.82%
S&P 500 Index	15.80%	10.31%
Russell 2000 Value Index	23.48%	15.41%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Cleveland-Cliffs, Inc.	1.3%
Energen Corp.	1.3
Universal Corp.	1.3
Holly Corp.	1.3
West Pharmaceutical Services, Inc.	1.3
Cabot Oil & Gas Corp.	1.3
Infinity Property & Casualty Corp.	1.3
Agnico-Eagle Mines, Ltd.	1.2
DRS Technologies, Inc.	1.2
Potlatch Corp. REIT	1.2
Total	12.7%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Industrials	21.9%
Financials	20.7
Energy	14.3
Utilities	10.6
Materials	10.3
Consumer Staples	8.7
Consumer Discretionary	5.6
Health Care	4.0
Telecommunication Services	1.1
Other#	2.8
Total	100.0%

29

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Schedule of Investments as of December 31, 2006

	Shares	Value
Common Stocks—97.2%
Consumer Discretionary—5.6%
Auto Components—0.8%
ArvinMeritor, Inc.	52,100	$949,783
Automobiles—1.0%
Thor Industries, Inc.	26,200	1,152,538
Hotels, Restaurants & Leisure—1.0%
CKE Restaurants, Inc.	57,800	1,063,520
Specialty Retail—0.9%
Asbury Automotive Group , Inc.	6,800	160,208
Cato Corp. (The) (Class A)	34,950	800,705
		960,913
Textiles, Apparel & Luxury Goods—1.9%
Brown Shoe Co., Inc.	23,400	1,117,116
Kellwood Co.	29,500	959,340
		2,076,456
Total Consumer Discretionary		6,203,210
Consumer Staples—8.7%
Food & Staples Retailing—2.1%
Ruddick Corp.	42,100	1,168,275
Weis Markets, Inc.	29,800	1,195,278
		2,363,553
Food Products—4.2%
Corn Products International, Inc.	30,700	1,060,378
Fresh Del Monte Produce, Inc.	25,400	378,714
J.M. Smucker Co. (The)	22,000	1,066,340
Lancaster Colony Corp.	23,600	1,045,716
Pilgrim's Pride Corp.	35,200	1,035,936
		4,587,084
Household Products—1.1%
WD-40 Co.	35,400	1,234,398
Tobacco—1.3%
Universal Corp.	29,300	1,435,993
Total Consumer Staples		9,621,028
Energy—14.3%
Energy Equipment & Services—1.2%
Lufkin Industries, Inc.	4,500	261,360
Tidewater, Inc.	22,800	1,102,608
		1,363,968
Oil, Gas & Consumable Fuels—13.1%
Berry Petroleum Co. (Class A)	41,300	1,280,713
Cabot Oil & Gas Corp.	22,850	1,385,852
Frontline Ltd.	35,800	1,140,230
General Maritime Corp.	28,700	1,009,953
Holly Corp.	27,200	1,398,080
Massey Energy Co.	22,700	527,321
Penn Virginia Corp.	18,900	1,323,756
Range Resources Corp.	46,700	1,282,382

	Shares	Value
St. Mary Land & Exploration Co.	33,600	$1,237,824
Teekay Shipping Corp.	24,900	1,086,138
W&T Offshore, Inc.	38,500	1,182,720
Western Refining, Inc.	44,600	1,135,516
World Fuel Services Corp.	11,700	520,182
		14,510,667
Total Energy		15,874,635
Financials—20.7%
Commercial Banks—5.4%
Amcore Financial, Inc.	37,000	1,208,790
Bancorpsouth, Inc.	43,700	1,172,034
FirstMerit Corp.	11,300	272,782
Old National Bancorp	53,010	1,002,949
Provident Bancshares Corp.	32,000	1,139,200
Susquehanna Bancshares, Inc.	44,000	1,182,720
		5,978,475
Consumer Finance—1.1%
Advance America Cash Advance Centers, Inc.	79,900	1,170,535
Insurance—4.6%
American Equity Investment Life Holding Co.	97,100	1,265,213
Delphi Financial Group	27,850	1,126,811
Infinity Property & Casualty Corp.	28,600	1,383,954
LandAmerica Financial Group, Inc.	16,000	1,009,760
Ohio Casualty Corp.	11,700	348,777
		5,134,515
Real Estate—8.5%
CBL & Associates Properties, Inc. REIT	26,800	1,161,780
Equity One, Inc. REIT	43,600	1,162,376
First Industrial Realty Trust, Inc. REIT	25,000	1,172,250
Healthcare Realty Trust, Inc. REIT	29,100	1,150,614
HRPT Properties Trust REIT	96,800	1,195,480
Nationwide Health Properties, Inc. REIT	38,100	1,151,382
New Plan Excel Realty Trust REIT	39,200	1,077,216
Potlatch Corp. REIT	30,237	1,324,985
		9,396,083
Thrifts & Mortgage Finance—1.1%
Washington Federal, Inc.	50,920	1,198,148
Total Financials		22,877,756
Health Care—4.0%
Health Care Equipment & Supplies—2.5%
Arrow International, Inc.	13,500	477,630
Invacare Corp.	38,200	937,810
West Pharmaceutical Services, Inc.	27,200	1,393,456
		2,808,896

See Notes to Financial Statements.
30

MLIG Variable Insurance Trust—
Roszel/Allianz NFJ Small Cap Value Portfolio
Schedule of Investments as of December 31, 2006 (concluded)

	Shares	Value
Health Care Providers & Services—1.5%
Landauer, Inc.	9,500	$498,465
Owens & Minor, Inc.	37,500	1,172,625
		1,671,090
Total Health Care		4,479,986
Industrials—21.9%
Aerospace & Defense—2.4%
Curtiss-Wright Corp.	33,100	1,227,348
DRS Technologies, Inc.	25,900	1,364,412
		2,591,760
Airlines—1.0%
Skywest, Inc.	44,100	1,124,991
Building Products—2.8%
Lennox International, Inc.	35,200	1,077,472
Simpson Manufacturing Co., Inc.	40,100	1,269,165
Universal Forest Products, Inc.	16,100	750,582
		3,097,219
Commercial Services & Supplies—3.1%
ABM Industries, Inc.	32,700	742,617
Banta Corp.	18,600	677,040
Ennis, Inc.	47,800	1,169,188
Kelly Services, Inc. (Class A)	27,700	801,638
		3,390,483
Electrical Equipment—2.2%
Acuity Brands, Inc.	22,300	1,160,492
Regal-Beloit Corp.	23,700	1,244,487
		2,404,979
Industrial Conglomerates—0.7%
Teleflex, Inc.	12,300	794,088
Machinery—7.7%
Albany International Corp.	31,200	1,026,792
Barnes Group, Inc.	54,300	1,181,025
Briggs & Stratton Corp.	35,300	951,335
Crane Co.	32,200	1,179,808
Harsco Corp.	13,400	1,019,740
Kennametal, Inc.	19,000	1,118,150
Lincoln Electric Holdings, Inc.	19,100	1,154,022
Mueller Industries, Inc.	29,600	938,320
		8,569,192
Road & Rail—2.0%
Arkansas Best Corp.	30,900	1,112,400
Werner Enterprises, Inc.	63,100	1,102,988
		2,215,388
Total Industrials		24,188,100
Materials—10.3%
Chemicals—5.5%
Lubrizol Corp.	24,000	1,203,120
Methanex Corp.	46,700	1,278,179
RPM International, Inc.	61,800	1,291,002
Sensient Technologies Corp.	48,100	1,183,260
Westlake Chemical Corp.	35,500	1,113,990
		6,069,551

	Shares	Value
Metals & Mining—4.8%
Agnico-Eagle Mines, Ltd.	33,400	$1,377,416
Cleveland-Cliffs, Inc.	30,200	1,462,888
Commercial Metals Co.	50,300	1,297,740
Iamgold Corp.	140,900	1,241,329
		5,379,373
Total Materials		11,448,924
Telecommunication Services—1.1%
Wireless Telecommunication Services—1.1%
USA Mobility, Inc.	52,600	1,176,662
Utilities—10.6%
Electric Utilities—1.8%
Cleco Corp.	42,700	1,077,321
Duquesne Light Holdings, Inc.	43,600	865,460
		1,942,781
Gas Utilities—7.7%
Atmos Energy Corp.	39,200	1,250,872
Energen Corp.	31,100	1,459,834
National Fuel Gas Co.	32,100	1,237,134
Peoples Energy Corp.	21,400	953,798
Southwest Gas Corp.	31,800	1,220,166
UGI Corp.	47,900	1,306,712
WGL Holdings, Inc.	35,400	1,153,332
		8,581,848
Multi-Utilities & Unregulated Power—1.1%
Vectren Corp.	41,900	1,184,932
Total Utilities		11,709,561
Total Common Stocks (Cost—$85,890,599)		107,579,862
	Principal Amount
Short-Term Securities—4.4%
Repurchase Agreement*—4.4%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $4,899,490 (Cost—$4,896,759)	$4,896,759	4,896,759
Total Investments—101.6% (Cost $90,787,358)		112,476,621
Other Liabilities in Excess of Assets—(1.6)%		(1,736,421)
Net Assets 100.0%		$110,740,200

*  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.
31

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

Equity markets provided handsome returns for 2006, fueled by increased investor expectations of a soft U.S. economic landing, robust corporate profits, falling energy prices and moderating inflation. During the first half of the year, investors were challenged by rising interest rates, a housing slowdown, higher energy and commodity prices and fears of increased inflation. Volatility continued into the second half, when equity markets rallied, as a pause in the Federal Reserve's (Fed) rate-hiking cycle was followed by a series of relatively benign inflation reports. The Federal Open Market Committee (FOMC) left interest rates unchanged through four consecutive meetings as the Fed believed that inflationary pressures would moderate over time from the cumulative impact of restrictive policy actions, lower energy prices and reduced inflation expectations.

Consumer prices, excluding food and energy, for November were flat while the year-on-year core inflation measure retreated for the second consecutive month from its September peak of 2.9%. Investor concern was focused on the housing market and its potential impact on the broader economy; while home sales appeared to be stabilizing, inventories remained bloated. The increased weakness of the U.S. dollar shook investor confidence, as the U.S. dollar fell largely against European currencies and to a lesser extent the Japanese yen. We perceive that the dollar's weakness may be more attributable to the outlook of country growth differentials than to near-term structural weakness in the U.S.

The S&P 500 Index rose 15.8% during the year, as the tech-heavy Nasdaq Composite Index returned 10.4%. Small-cap stocks outperformed both mid- and large-cap stocks, returning 18.4%, and the Russell 2000 Growth Index returned 13.4% for the year.

Factors Affecting Portfolio Performance

We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We aim to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments are subjected to rigorous financial analysis, as we believe that a disciplined valuation process is necessary to enhance long-term returns. The Portfolio, which seeks capital growth over the long term, outperformed its benchmark, the Russell 2000 Growth Index, during the 12 months ended December 31, 2006. Stock selection in the consumer discretionary and telecommunication service sectors aided performance, while, stock selection in the information technology and energy sectors detracted.

Among the top contributors was Cbeyond Communications Inc., a provider of technology services to small businesses, which reported solid profit driven by revenue and margin improvements, as the company's mature and new markets continued to show strong performance. Illumina Inc., a developer and marketer of tools for the analysis of genetic variation, also contributed to performance. The company advanced after it reported strong quarterly profit and raised fiscal 2006 guidance driven primarily by sales growth. The company also announced an acquisition of fellow biotech company Solexa in an all stock deal. The deal will give Illumina access to Solexa's approach to genetic sequencing.

Among the top detractors was Brigham Exploration Company, a company that engages in the exploration, development and production of oil and natural gas. Brigham Exploration was adversely impacted by weakness in the exploration and production industry, but expects to increase production in the future. Avanir Pharmaceuticals Corp., which engages in the development, acquisition and commercialization of therapeutic products for the treatment of chronic diseases, reported weaker-than-expected, fourth-quarter earnings, driven by increased operating costs and declining sales. Shares declined in October as the company received a disapproval letter from the U.S. Food and Drug Administration (FDA) regarding Zenvia, a drug under development to treat painful diabetic neuropathy, a nerve disease caused by diabetes. The letter indicates that Avanir must submit further proof of the drug's effectiveness to the FDA. These events forced Avanir to make a secondary offering of common stock and reduce its workforce.

The preceding commentary was prepared by the Portfolio's sub-adviser, J.P. Morgan Investment Management, Inc.

32

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/JPMorgan Small Cap Growth Portfolio	15.67%	10.43%
S&P 500 Index	15.80%	10.31%
Russell 2000 Growth Index	13.35%	12.39%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Heico Corp.	2.2%
DJO, Inc.	1.9
VeriFone Holdings, Inc.	1.9
General Cable Corp.	1.7
Marlin Business Services Corp.	1.6
GameStop Corp. (Class A)	1.5
INVESTools, Inc.	1.5
Gentiva Health Services, Inc.	1.4
Century Aluminum Co.	1.4
American Commercial Lines, Inc.	1.4
Total	16.5%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

Holdings by Sector	Percentage of Net Assets
Information Technology	24.0%
Consumer Discretionary	22.3
Health Care	21.2
Financials	8.0
Industrials	7.9
Energy	7.7
Materials	3.6
Telecommunication Services	2.9
Investment Companies	0.5
Other#	1.9
Total	100.0%

33

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—97.6%
Consumer Discretionary—22.3%
Diversified Consumer Services—1.5%
INVESTools, Inc. *	83,704	$1,154,278
Hotels, Restaurants & Leisure—4.8%
Chipotle Mexican Grill, Inc. (Class A) *	9,900	564,300
Gaylord Entertainment Co. *	14,550	741,031
Orient Express Hotels Ltd.	17,650	835,198
WMS Industries, Inc. *	23,800	829,668
Jamba, Inc. *	71,050	715,474
		3,685,671
Household Durables—1.9%
Champion Enterprises, Inc. *	86,200	806,832
Interface, Inc. * Class A	46,400	659,808
		1,466,640
Internet & Catalog Retail—2.6%
Coldwater Creek, Inc. *	19,900	487,948
Gaiam, Inc. (Class A) *	44,700	611,496
Priceline.com, Inc. *	21,250	926,712
		2,026,156
Leisure Equipment & Products—1.1%
Pool Corp.	22,250	871,533
Media—1.6%
Lions Gate Entertainment Corp. *	61,800	663,114
Morningstar, Inc. *	12,800	576,640
		1,239,754
Specialty Retail—5.8%
Aeropostale, Inc. *	19,200	592,704
Bebe Stores, Inc.	39,000	771,810
Children's Place Retail Stores, Inc. (The) *	7,850	498,632
Christopher & Banks Corp.	16,900	315,354
GameStop Corp. (Class A) *	21,600	1,190,376
Hibbett Sporting Goods, Inc. *	19,200	586,176
J. Crew Group, Inc. *	14,516	559,592
		4,514,644
Textiles, Apparel & Luxury Goods—3.0%
Iconix Brand Group, Inc. *	35,500	688,345
Heelys, Inc. *	19,200	616,512
Quicksilver*	27,000	425,250
Under Armour, Inc. (Class A) *	12,000	605,400
		2,335,507
Total Consumer Discretionary		17,294,183
Energy—7.7%
Energy Equipment & Services—4.7%
Gulf Island Fabrication, Inc.	19,050	702,945
Hornbeck Offshore Services, Inc. *	25,093	895,820
Pioneer Drilling Co. *	31,050	412,344
Superior Energy Services, Inc. *	26,050	851,314
Universal Compression Holdings, Inc. *	13,100	813,641
		3,676,064

	Shares	Value
Oil, Gas & Consumable Fuels—3.0%
Bois D'Arc Energy, Inc. *	24,650	$360,629
Brigham Exploration Co. *	124,600	910,826
GeoMet, Inc. *	20,874	217,090
World Fuel Services Corp.	18,850	838,071
		2,326,616
Total Energy		6,002,680
Financials—8.0%
Capital Markets—1.7%
Affiliated Managers Group, Inc. *	6,600	693,858
Investment Technology Group, Inc. *	10,500	450,240
KBW, Inc.	6,800	199,852
		1,343,950
Diversified Financial Services—2.1%
International Securities Exchange Holdings, Inc.	8,000	374,320
Marlin Business Services Corp. *	52,542	1,262,584
		1,636,904
Insurance—2.0%
ProAssurance Corp. *	14,500	723,840
Security Capital Assurance Ltd.	30,900	859,947
		1,583,787
Real Estate—1.1%
Resource Capital Corp. REIT	48,200	816,990
Thrifts & Mortgage Finance—1.1%
WSFS Financial Corp.	13,000	870,090
Total Financials		6,251,721
Health Care—21.2%
Biotechnology—2.4%
Keryx Biopharmaceuticals, Inc. *	30,600	406,980
Myriad Genetics, Inc. *	24,800	776,240
Theravance, Inc. *	10,950	338,246
United Therapeutics Corp. *	6,450	350,687
		1,872,153
Health Care Equipment & Supplies—6.6%
ArthroCare Corp. *	11,400	455,088
DJO, Inc. *	34,550	1,479,431
Hologic, Inc. *	6,450	304,956
Kyphon, Inc. *	16,950	684,780
Mentor Corp.	14,800	723,276
Neurometrix, Inc. *	22,550	336,221
Northstar Neuroscience, Inc. *	39,645	570,095
Thoratec Corp. *	30,600	537,948
		5,091,795
Health Care Providers & Services—5.1%
Chemed Corp.	21,400	791,372
Gentiva Health Services, Inc. *	56,700	1,080,702
Healthways, Inc. *	19,000	906,490
Psychiatric Solutions, Inc. *	13,100	491,512
Sunrise Senior Living, Inc. *	10,150	311,808
Symbion, Inc. *	18,450	341,509
		3,923,393

See Notes to Financial Statements.
34

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	Shares	Value
Health Care Technology —1.0%
Per-SeTechnologies, Inc. *	28,000	$777,840
Life Sciences Tools & Services—3.3%
Covance, Inc. *	12,100	712,811
Exelixis, Inc. *	37,750	339,750
Illumina, Inc. *	15,600	613,236
Medivation, Inc. *	16,900	267,358
Nektar Therapeutics *	39,950	607,639
		2,540,794
Pharmaceuticals—2.8%
Adams Respiratory Therapy, Inc. *	21,150	863,131
AVANIR Pharmaceuticals (Class A)*	29,425	67,972
Cypress Bioscience, Inc. *	45,050	349,137
Nastech Pharmaceutical Co., Inc. *	22,550	341,182
ViroPharma, Inc. *	39,450	577,548
		2,198,970
Total Health Care		16,404,945
Industrials—7.9%
Aerospace & Defense—2.2%
Heico Corp.	43,900	1,704,637
Air Freight & Logistics—0.8%
UTi Worldwide, Inc.	21,550	644,345
Electrical Equipment—2.7%
Acuity Brands, Inc.	14,850	772,794
General Cable Corp. *	29,400	1,285,074
		2,057,868
Marine—1.4%
American Commercial Lines, Inc. *	16,200	1,061,262
Trading Companies & Distributors—0.8%
GATX Corp.	15,200	658,616
Total Industrials		6,126,728
Information Technology—24.0%
Communications Equipment—2.2%
Finisar Corp. *	123,650	399,390
Redback Networks, Inc. *	15,150	377,841
Symmetricom, Inc. *	18,840	168,053
ViaSat, Inc. *	26,850	800,398
		1,745,682
Computers & Peripherals—2.0%
Komag, Inc. *	19,950	755,706
Rackable Systems, Inc. *	25,100	777,347
		1,533,053
Electronic Equipment & Instruments—1.8%
Aeroflex, Inc. *	69,150	810,438
IPG Photonics Corp. *	24,200	580,800
		1,391,238

	Shares	Value
Internet Software & Services—2.7%
Bankrate, Inc. *	24,400	$925,980
DealerTrack Holdings, Inc. *	26,400	776,688
Marchex, Inc. (Class B) *	30,500	408,090
		2,110,758
IT Services—5.2%
Alliance Data Systems Corp. *	6,100	381,067
Gartner, Inc. *	30,950	612,500
Isilon Systems, Inc. *	21,600	596,160
Talx Corp.	14,375	394,594
VeriFone Holdings, Inc. *	41,250	1,460,250
Wright Express Corp. *	18,600	579,762
		4,024,333
Semiconductors & Semiconductor Equipment—6.1%
Applied Micro Circuits Corp. *	118,800	422,928
Diodes, Inc. *	19,350	686,538
Formfactor, Inc. *	19,550	728,237
Integrated Device Technology, Inc. *	24,250	375,390
Microsemi Corp. *	52,600	1,033,590
Trident Microsystems, Inc. *	37,900	689,022
Varian Semiconductor Equipment Associates, Inc. *	18,300	833,016
		4,768,721
Software—4.0%
Blackboard, Inc. *	25,950	779,538
Epicor Software Corp. *	40,324	544,777
Hyperion Solutions Corp. *	15,262	548,517
Nuance Communications, Inc. *	72,650	832,569
Witness Systems, Inc. *	21,400	375,142
		3,080,543
Total Information Technology		18,654,328
Materials—3.6%
Construction Materials—1.1%
Eagle Materials, Inc.	19,350	836,500
Containers & Packaging—0.6%
Intertape Polymer Group, Inc. *	90,150	475,992
Metals & Mining—1.9%
Allegheny Technologies, Inc.	4,650	421,662
Century Aluminum Co. *	23,903	1,067,269
		1,488,931
Total Materials		2,801,423
Telecommunication Services—2.9%
Diversified Telecommunication Services—2.9%
Cbeyond Inc. *	24,750	757,103
Globalstar, Inc. *	66,775	928,840
NeuStar, Inc. (Class A) *	18,000	583,920
		2,269,863
Total Common Stocks (Cost—$66,086,996)		75,805,871

See Notes to Financial Statements.
35

MLIG Variable Insurance Trust—
Roszel/JPMorgan Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
Investment Companies—0.5%
Technology Investment Capital Corp. (Cost—$336,415)	22,200	$358,308

	Principal Amount	Value
Short-Term Securities—1.8%
Discount Note—1.8%
Federal Farm Credit Bank 4.80% due 01/02/07 ** (Cost—$1,391,814)	$1,392,000	$1,391,629
Total Investments—99.9% (Cost—$67,815,225)		77,555,808
Other Assets Less Liabilities—0.1%		75,784
Net Assets—100.0%		$77,631,592

*  Non-income producing security.

**  Zero coupon security—rate disclosed is yield as of December 31, 2006.

Glossary:

REIT—Real Estate Investment Trust

See Notes to Financial Statements.
36

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

Stocks across the board rose strongly for the year ending December 31, 2006, with nearly all major domestic indices posting double-digit returns. For the seventh time in the last eight years, the small-cap Russell 2000 Index outperformed the large-cap Russell 1000 Index. The Russell Midcap Index fell in line with the Russell 1000 in 2006, ceding its leadership of 2004-2005. Decomposing these indices into styles, however, provided a different picture. Value across the board returned 20-23%, while growth returned 9-13%. The disparity in returns along style classification reflected, in part, the shift in investor sentiment that took place between late April and early August. Fears about continuing inflationary pressure extending the Fed's tightening cycle and the economic ramifications of such an event led many investors to flee riskier assets. Growth stocks suffered the most, especially higher-beta, lower-cap stocks. Notably, the Russell 2500 Growth Index returned 12.27% for the last twelve months.

This severe investor pessimism gave way in August as commodity prices experienced a significant drop and the Federal Reserve finally paused its two-plus-year regimen of successive rate hikes. Large-cap stocks were the initial beneficiaries, while at the lower end of the cap spectrum, investors did not fully exorcise their risk aversion until October, at which time small-cap stocks broke out and generated the strongest returns for 4Q06 and, as a result, for the full year, as well.

Factors Affecting Portfolio Performance

Our portfolio also rose strongly for the period, but trailed the Russell 2500 Growth Index. The entirety of our relative underperformance occurred during the market downturn, which appeared almost indiscriminate in nature. Investors seemingly focused on negative news, no matter how insignificant, disregarding positive fundamentals. While small-cap growth stocks bore the brunt of this shakeout, sectors and industries where we had a significant portion of the portfolio positioned – biotech & med tech; technology; and consumer-related industries – were further punished. This flight from risk heightened negative sentiment toward Healthcare – biotech in particular. Nervousness in the Technology sector was exacerbated by the SEC's investigation into past options-granting practices. From August, when investors began to reconnect price movement with fundamentals and shake their risk aversion, through year end, the portfolio rallied strongly relative to the benchmark but not enough to overcome the effects of the downturn.

For the year, solidly positive stock selection in the Consumer Non-Durables, Consumer Services, Business Services, Energy, and Basic Industry sectors was more than negated by weakness among our holdings in the Technology and Healthcare sectors. Overall sector selection for the year was modestly negative, influenced primarily by underweights in Energy and Basic Industry and an overweight in Healthcare.

Positive individual contributors were widespread. Leading the way was internet content delivery company Akamai Technologies, which was up 166% on continued strong growth and a favorable longer-term outlook. Another strong contributor was Align Technology, maker of the Invisalign System for the treatment of malocclusion (misaligned teeth), which rose 116%, largely after favorably settling a patent infringement and non-compete lawsuit with the firm's former CEO. Athletic apparel manufacturer, Under Armour, weathered the spring/summer storm against consumer stocks to notch a 79% return on strong sales and earnings growth driven by a resurgent consumer. Seismic technology services company Veritas DGC jumped 90% on the strength of its earnings before ultimately agreeing to be acquired by its French rival Geophysique.

Significant detractors from performance were concentrated in the Healthcare and Technology sectors. In the former, Telik fell 74% in the last week of the year after disclosing inconclusive results in one of its developmental drug trials due to poor trial management. Given our conviction about the efficacy of the drug in question, we believe the market severely over-reacted and we have opted to hold onto the stock in the near term. Nonetheless, this event, along with evidence of an increasingly cautious FDA with respect to drug approval – witness disappointing experiences with Neurocrine Bioscience and Encysive Pharmaceuticals in 2006 – has led us to reduce binary event risk among biotech holdings to ensure an optimal risk/return profile in the sector. In technology, slowing spending by the major wireless providers cut into earnings at infrastructure producer Powerwave Technologies, contributing to a major drop in share price. We took advantage of the price weakness to increase our holdings.

The preceding commentary was prepared by the Portfolio's sub-adviser, Delaware Management Company.

37

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Delaware Trend Portfolio	7.62%	12.85%
S&P 500 Index	15.80%	14.70%
Russell 2500 Growth Index	12.27%	19.72%

  *  See Notes to Performance Information.

  †  May 1, 2003.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
Coach, Inc.	2.9%
Under Armour, Inc. (Class A)	2.6
Dick's Sporting Goods, Inc.	2.2
Akamai Technologies, Inc.	2.1
Conceptus, Inc.	2.1
Bucyrus International, Inc.	2.0
NuVasive, Inc.	2.0
Sciele Pharma, Inc.	2.0
Hologic, Inc.	2.0
United Therapeutics Corp.	1.9
Total	21.8%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other liabilities in excess of assets.

Holdings by Sector	Percentage of Net Assets
Information Technology	27.9%
Health Care	20.9
Consumer Discretionary	19.8
Industrials	13.1
Financials	10.0
Energy	5.3
Materials	1.9
Consumer Staples	0.5
Other#	0.6
Total	100.0%

38

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—99.4%
Consumer Discretionary—19.8%
Diversified Consumer Services—1.5%
Bright Horizons Family Solutions, Inc. *	4,200	$162,372
Jackson Hewitt Tax Service, Inc.	11,200	380,464
		542,836
Hotels, Restaurants & Leisure—3.5%
Sonic Corp. *	18,125	434,094
Texas Roadhouse, Inc. (Class A) *	34,200	453,492
Wynn Resorts Ltd.	4,300	403,555
		1,291,141
Internet & Catalog Retail—2.3%
Nutri/System, Inc. *	10,100	640,239
Shutterfly, Inc. *	14,800	213,120
		853,359
Specialty Retail—4.6%
Dick's Sporting Goods, Inc. *	16,900	827,931
DSW, Inc. (Class A) *	14,300	551,551
J. Crew Group, Inc. *	3,500	134,925
Tractor Supply Co. *	4,200	187,782
		1,702,189
Textiles, Apparel & Luxury Goods—7.9%
Carter's, Inc. *	13,100	334,050
Coach, Inc. *	24,900	1,069,704
CROCS, Inc. *	13,800	596,160
Under Armour, Inc. (Class A) *	18,700	943,415
		2,943,329
Total Consumer Discretionary		7,332,854
Consumer Staples—0.5%
Personal Products—0.5%
Bare Escentuals, Inc. *	6,500	201,955
Energy—5.3%
Energy Equipment & Services—4.0%
CARBO Ceramics, Inc.	10,150	379,306
Hydril *	7,100	533,849
North American Energy Partners, Inc. *	11,700	190,476
Veritas DGC, Inc. *	4,400	376,772
		1,480,403
Oil, Gas & Consumable Fuels—1.3%
Helix Energy Solutions Group, Inc. *	15,620	489,999
Total Energy		1,970,402
Financials—10.0%
Capital Markets—2.5%
Investment Technology Group, Inc. *	6,500	278,720
Waddell & Reed Financial, Inc.	23,400	640,224
		918,944

	Shares	Value
Commercial Banks—1.9%
City National Corp.	5,300	$377,360
Whitney Holding Corp.	10,000	326,200
		703,560
Diversified Financial Services—0.7%
Nasdaq Stock Market, Inc. (The) *	7,600	234,004
Insurance—3.4%
Aspen Insurance Holdings Ltd.	10,900	287,324
Delphi Financial Group	11,325	458,209
Hanover Insurance Group, Inc. (The)	10,700	522,160
		1,267,693
Thrifts & Mortgage Finance—1.5%
Bankunited Financial Corp.	5,600	156,576
Webster Financial Corp.	8,300	404,376
		560,952
Total Financials		3,685,153
Health Care—20.9%
Biotechnology—9.3%
Cepheid, Inc. *	26,500	225,250
Cubist Pharmaceuticals, Inc. *	15,500	280,705
CV Therapeutics, Inc. *	27,400	382,504
Digene Corp. *	9,800	469,616
MannKind Corp. *	5,200	85,748
PDL BioPharma, Inc. *	28,600	576,004
Progenics Pharmaceuticals, Inc. *	20,600	530,244
Telik, Inc. *	34,600	153,278
United Therapeutics Corp. *	13,300	723,121
		3,426,470
Health Care Equipment & Supplies—7.2%
Align Technology, Inc. *	17,500	244,475
Conceptus, Inc. *	35,900	764,311
Hologic, Inc. *	15,300	723,384
Lifecell Corp. *	8,300	200,362
NuVasive, Inc. *	31,700	732,270
		2,664,802
Life Sciences Tools & Services—1.4%
Nektar Therapeutics *	13,100	199,251
Techne Corp. *	5,900	327,155
		526,406
Pharmaceuticals—3.0%
MGI Pharma, Inc. *	21,100	388,451
Sciele Pharma, Inc. *	30,300	727,200
		1,115,651
Total Health Care		7,733,329
Industrials—13.1%
Aerospace & Defense—0.7%
Hexcel Corp. *	15,000	261,150
Air Freight & Logistics—1.7%
UTi Worldwide, Inc.	20,600	615,940

See Notes to Financial Statements.
39

MLIG Variable Insurance Trust—
Roszel/Delaware Trend Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
Commercial Services & Supplies—5.5%
Advisory Board Co. (The) *	9,500	$508,630
American Reprographics Co. *	12,300	409,713
Geo Group, Inc. (The) *	13,900	521,528
Monster Worldwide, Inc. *	12,800	596,992
		2,036,863
Electrical Equipment—0.9%
Energy Conversion Devices, Inc. *	10,400	353,392
Machinery—2.0%
Bucyrus International, Inc.	14,400	745,344
Road & Rail—1.0%
J.B. Hunt Transport Services, Inc.	18,000	373,860
Trading Companies & Distributors—1.3%
MSC Industrial Direct Co.	12,100	473,715
Total Industrials		4,860,264
Information Technology—27.9%
Communications Equipment—6.0%
F5 Networks, Inc. *	6,800	504,628
Foundry Networks, Inc. *	35,500	531,790
Polycom, Inc. *	22,700	701,657
Powerwave Technologies, Inc. *	73,100	471,495
		2,209,570
Computers & Peripherals—2.6%
Emulex Corp. *	22,000	429,220
Rackable Systems, Inc. *	17,400	538,878
		968,098
Electronic Equipment & Instruments—2.7%
Itron, Inc. *	8,000	414,720
Mettler Toledo International, Inc. *	7,600	599,260
		1,013,980
Internet Software & Services—2.4%
Akamai Technologies, Inc. *	14,400	764,928
Knot, Inc. (The) *	4,800	125,952
		890,880
Semiconductors & Semiconductor Equipment—6.6%
Cymer, Inc. *	8,200	360,390
Microsemi Corp. *	29,800	585,570
Silicon Laboratories, Inc. *	11,800	408,870
Sirf Technology Holdings, Inc. *	10,500	267,960
Trident Microsystems, Inc. *	23,100	419,958
Varian Semiconductor Equipment Associates, Inc. *	8,600	391,472
		2,434,220

	Shares	Value
Software—7.6%
Guidance Software, Inc. *	2,300	$35,811
Informatica Corp. *	20,600	251,526
Macrovision Corp. *	12,000	339,120
Opsware, Inc. *	63,100	556,542
Salesforce.com, Inc. *	10,300	375,435
THQ, Inc. *	13,500	439,020
TIBCO Software, Inc. *	49,600	468,224
Wind River Systems, Inc. *	32,500	333,125
		2,798,803
Total Information Technology		10,315,551
Materials—1.9%
Metals & Mining—1.9%
AMCOL International Corp.	11,600	321,784
Carpenter Technology Corp.	3,700	379,324
Total Materials		701,108
Total Common Stocks (Cost—$31,168,842)		36,800,616
	Principal Amount
Short-Term Securities—0.8%
Repurchase Agreement **—0.8%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $279,467 (Cost—$279,311)	$279,311	279,311
Total Investments—100.2% (Cost—$31,448,153)		37,079,927
Other Liabilities in Excess of Assets—(0.2)%		(70,801)
Net Assets—100.0%		$37,009,126

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

See Notes to Financial Statements.
40

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

The one-year period witnessed a moderately strong economy and double-digit actual or estimated earnings growth in each of the quarters. Core inflation appears to have stabilized. Short-term interest rates climbed rapidly in the first half of the year, then paused for the remainder of 2006, rather than falling as some expected, and an above-average level of geopolitical tensions was a concern. However, these factors had a positive impact, with the market only showing signs of weakness during the second quarter, eventually giving way to a strong broad equity market rally in the second half of the year.

The equity market advanced in 2006 as most economic indicators released during the period showed that the broad economy was fundamentally sound. In addition, the much anticipated slowdown in corporate profit growth failed to materialize, as the S&P 500 Index rose by 15.80% and the small-cap Russell 2000 Index gained 18.37%. International equity stocks ended the year on a strong note with the MSCI EAFE Index up 26.86% for the year. A broad domestic multi-cap index similar to our stock selection universe, the Russell 3000 Index, was up 15.72% while the average stock in our multi-cap universe was within the same range.

Factors Affecting Portfolio Performance

Stock selection is based upon a quantitative model for the long and short portions of the Portfolio, with two primary drivers in our quantitative process – valuation and fundamentals. These are derived from the stock metrics that we examine over a broad range of 1,100 to 1,300 large-, mid- and small-cap U.S. stocks. Valuation worked well on both the long and short sides of the overall Portfolio, generating positive spreads. Fundamentals worked solidly on the long side yet only marginally on the short. With predominantly good performance of our key drivers within valuation and fundamentals, the outperformance over the last six months was at high end of our expected long-term target range. We go long on stocks with reasonable valuation scores and improving fundamentals within a sector, and short stocks with weak valuation scores and deteriorating fundamentals. We will continue to pursue our objective of generating returns uncorrelated to the broad stock and bond markets.

We seek long-term capital preservation and growth by using strategies designed to produce returns that seek to have no correlation with general domestic equity market or bond market performance. The Multi-Cap Market Neutral Portfolio had a positive return over the six months ended December 31, 2006, compared to the 2.59% return for the 3-Month Treasury Bill Index. The account only began management on June 30, 2006. For this reason, we cite the six-month performance rather than discussing the full year returns in this commentary.

We assign our stocks to one of five sectors: consumer, financial, industrial, technology and healthcare. Looking at the broad sectors in our stock universe, technology and industrials were the largest contributors to performance, while the consumer and financial sectors were the largest detractors to performance over the six months.

As of December 31, 2006, we owned more than 350 positions each in the long and short portions of the Portfolio. Overall, the Portfolio is extremely well diversified, with no individual stock having a material impact on relative performance. We followed our process of rebalancing every four to six weeks based on our quantitative process. Our Portfolio seeks to be dollar- and sector-neutral. There were no changes to the quantitative model during the year.

The preceding commentary was prepared by the Portfolio's sub-adviser, J.P. Morgan Investment Management, Inc.

41

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Period Ended December 31, 2006
Since Inception†(a)
Roszel/JP Morgan Multi-Cap Market Neutral Portfolio	2.30%
3-Month Treasury Bill Index	2.59%

  *  See Notes to Performance Information.

  †  June 29, 2006.

  (a)  Not annualized

Portfolio Summary
As of December 31, 2006

Top Ten Long Positions of the Portfolio**	Percentage of Net Assets
RedBack Networks, Inc.	0.5%
First Marblehead Corp. (The)	0.5
Morgan Stanley	0.5
Bear Stearns Cos., Inc. (The)	0.5
Lehman Brothers Holdings, Inc.	0.5
Goldman Sachs Group, Inc.	0.4
AK Steel Holding Corp.	0.4
Terex Corp.	0.4
Payless Shoesource, Inc.	0.4
Hewlett-Backard Co.	0.4
Total	4.5%
Top Ten Short Positions of the Portfolio**	Percentage of Net Assets
Lear Corp.	0.5%
Shaw Group, Inc. (The)	0.5
THQ, Inc.	0.4
Urban Outfitters, Inc.	0.4
Activision, Inc.	0.4
Carmax, Inc.	0.4
Apple Computer, Inc.	0.4
Adobe Systems, Inc.	0.4
Wynn Resorts Ltd.	0.4
GameStop Corp. (Class A)	0.4
Total	4.2%
Long Positions Portfolio Composition**	Percentage of Net Assets
Consumer Discretionary	17.3%
Information Technology	15.6
Financials	13.0
Industrials	12.0
Health Care	9.5
Energy	5.6
Materials	5.5
Utilities	5.2
Consumer Staples	3.6
Telecommunication Services	0.8
Total	88.1%
Short Positions Portfolio Composition**	Percentage of Net Assets
Consumer Discretionary	16.5%
Information Technology	16.2
Financials	12.2
Industrials	10.7
Health Care	10.2
Energy	7.3
Consumer Staples	5.2
Utilities	4.6
Materials	3.9
Telecommunication Services	1.2
Total	88.0%

  **  Excluding short-term securities and/or cash equivalents.

42

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	Shares	Value
Common Stocks—88.1%
Consumer Discretionary—17.3%
Auto Components—0.4%
ArvinMeritor, Inc.	3,557	$64,844
Automobiles—0.7%
General Motors Corp.	1,795	55,142
Harley-Davidson, Inc.	197	13,882
Thor Industries, Inc.	1,302	57,275
		126,299
Hotels Restaurants & Leisure—2.5%
Brinker International, Inc.	1,969	59,385
Carnival Corp.	207	10,153
CBRL Group, Inc.	753	33,704
Darden Restaurants, Inc.	1,443	57,965
Domino's Pizza, Inc.	1,350	37,800
McDonald's Corp.	921	40,828
Penn National Gaming, Inc. *	1,165	48,487
Pinnacle Entertainment, Inc. *	1,694	56,139
Ruby Tuesday, Inc.	1,968	54,002
Wyndham Worldwide Corp. *	1,006	32,212
		430,675
Household Durables—3.1%
American Greetings Corp. (Class A)	1,765	42,130
Black & Decker Corp.	575	45,983
Furniture Brands International, Inc.	2,404	39,017
Jarden Corp. *	1,306	45,436
Leggett & Platt, Inc.	484	11,568
Lennar Corp. (Class A)	807	42,335
Meritage Homes Corp. *	1,276	60,891
Mohawk Industries, Inc. *	750	56,145
NVR, Inc. *	102	65,790
Ryland Group, Inc.	894	48,830
Tempur-Pedic International, Inc. *	2,590	52,991
Whirlpool Corp.	489	40,597
		551,713
Internet & Catalog Retail—1.0%
Expedia, Inc. *	840	17,623
IAC/InterActive Corp. *	1,415	52,581
Nutri/System, Inc. *	1,011	64,087
Priceline.com, Inc. *	1,136	49,541
		183,832
Leisure Equipment & Products—0.3%
Brunswick Corp.	1,569	50,051
Media—2.2%
Belo Corp. (Class A)	640	11,757
CBS Corp. (Class B)	1,771	55,220
DIRECTV Group Inc (The) *	691	17,234
EchoStar Communications Corp. (Class A) *	1,300	49,439
Entercom Communications Corp. (Class A)	1,237	34,859
EW Scripps Co. (Class A)	767	38,304
Gannett Co., Inc.	611	36,941
Harte-Hanks, Inc.	260	7,205
Interpublic Group of Cos, Inc. *	2,868	35,104
McGraw-Hill Cos, Inc. (The)	423	28,772
Omnicom Group, Inc.	479	50,075
Warner Music Group Corp.	579	13,288
		378,198

	Shares	Value
Multiline Retail—1.2%
Dillard's, Inc. (Class A)	356	$12,449
Dollar Tree Stores, Inc. *	1,767	53,187
Family Dollar Stores, Inc.	400	11,732
Federated Department Stores, Inc.	925	35,270
JC Penney Co., Inc.	769	59,490
Kohl's Corp. *	635	43,453
		215,581
Specialty Retail—5.2%
Aeropostale, Inc. *	1,984	61,246
American Eagle Outfitters	1,848	57,676
AnnTaylor Stores Corp. *	1,340	44,006
Autonation, Inc. *	2,608	55,603
Autozone, Inc. *	591	68,296
Charming Shoppes, Inc. *	2,175	29,428
Dress Barn, Inc. *	2,510	58,558
Group 1 Automotive, Inc.	1,122	58,030
Guess, Inc. *	814	51,632
Gymboree Corp. *	1,358	51,821
Men's Wearhouse, Inc.	1,348	51,574
OfficeMax, Inc.	785	38,975
Payless Shoesource, Inc. *	2,208	72,467
Rent-A-Center, Inc. *	1,567	46,242
Select Comfort Corp. *	1,956	34,015
Sherwin-Williams Co. (The)	743	47,240
TJX Cos., Inc.	1,652	47,115
United Auto Group, Inc.	1,821	42,921
		916,845
Textiles, Apparel & Luxury Goods—0.7%
Jones Apparel Group, Inc.	1,704	56,965
Phillips-Van Heusen	1,351	67,780
		124,745
Total Consumer Discretionary		3,042,783
Consumer Staples—3.6%
Beverages—0.5%
Hansen Natural Corp. *	142	4,782
Molson Coors Brewing Co. (Class B)	640	48,922
Pepsi Bottling Group, Inc.	1,560	48,220
		101,924
Food & Staples Retailing—0.3%
Pantry, Inc. (The) *	751	35,177
Safeway, Inc.	348	12,027
		47,204
Food Products—1.0%
Archer-Daniels-Midland Co.	553	17,674
ConAgra Foods, Inc.	1,413	38,151
Del Monte Foods Co.	2,560	28,237
HJ Heinz Co.	1,040	46,810
Sara Lee Corp.	2,714	46,219
		177,091
Household Products—0.3%
Energizer Holdings, Inc. *	741	52,604

See Notes to Financial Statements.
43

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	Shares	Value
Personal Products—0.7%
Alberto-Culver Co.	1,591	$34,127
Estee Lauder Cos., Inc. (The)	445	18,165
NBTY, Inc. *	1,694	70,419
		122,711
Tobacco—0.8%
Loews Corp - Carolina Group	1,078	69,768
Reynolds American, Inc.	1,062	69,529
		139,297
Total Consumer Staples		640,831
Energy—5.6%
Energy Equipment & Services—3.3%
Diamond Offshore Drilling, Inc.	515	41,169
ENSCO International, Inc.	1,144	57,269
Global Industries Ltd. *	3,021	39,394
Grey Wolf, Inc. *	7,238	49,653
Helmerich & Payne, Inc.	1,103	26,990
Lone Star Technologies, Inc. *	607	29,385
Nabors Industries Ltd. *	1,478	44,015
Oil States International, Inc. *	1,264	40,739
Patterson-UTI Energy, Inc.	2,111	49,038
SEACOR Holdings, Inc. *	458	45,406
Superior Energy Services *	1,471	48,072
Tidewater, Inc.	1,111	53,728
Unit Corp. *	1,050	50,872
		575,730
Oil, Gas & Consumable Fuels—2.3%
Anadarko Petroleum Corp.	991	43,128
ConocoPhillips	870	62,596
El Paso Corp.	2,619	40,018
Marathon Oil Corp.	539	49,857
Noble Energy, Inc.	496	24,339
Overseas Shipholding Group	893	50,276
Penn Virginia Corp.	438	30,677
Plains Exploration & Production Co. *	535	25,428
Swift Energy Co. *	932	41,763
Tesoro Corp.	777	51,103
		419,185
Total Energy		994,915
Financials—13.0%
Capital Markets—2.2%
Bear Stearns Cos., Inc. (The)	511	83,181
Goldman Sachs Group, Inc.	390	77,747
Knight Capital Group, Inc. (Class A) *	1,849	35,445
Lehman Brothers Holdings, Inc.	1,035	80,854
Morgan Stanley	1,033	84,117
optionsXpress Holdings, Inc.	925	20,988
SEI Investments Co.	255	15,188
		397,520
Commercial Banks—1.7%
Comerica, Inc.	727	42,660
Keycorp	1,132	43,050
National City Corp.	935	34,184
PNC Financial Services Group, Inc.	372	27,543
Regions Financial Corp.	1,335	49,929
US Bancorp.	1,322	47,843
Wachovia Corp.	642	36,562
Wells Fargo & Co.	350	12,446
		294,217

	Shares	Value
Consumer Finance—0.8%
AmeriCredit Corp. *	2,031	$51,120
First Marblehead Corp. (The)	1,627	88,916
		140,036
Diversified Financial Services—1.0%
Bank of America Corp.	1,003	53,550
CIT Group, Inc.	1,075	59,953
Citigroup, Inc.	1,045	58,207
		171,710
Insurance—4.7%
ACE Ltd.	843	51,061
Allstate Corp. (The)	792	51,567
AMBAC Financial Group, Inc.	417	37,142
American Financial Group, Inc.	1,519	54,547
Assurant, Inc.	745	41,161
Chubb Corp.	758	40,106
CNA Financial Corp. *	762	30,724
Hanover Insurance Group, Inc. (The)	379	18,495
Hartford Financial Services Group, Inc.	594	55,426
HCC Insurance Holdings, Inc.	1,196	38,380
Lincoln National Corp.	799	53,054
Loews Corp.	832	34,503
Markel Corp. *	7	3,361
Metlife, Inc.	839	49,509
Nationwide Financial Services	890	48,238
Ohio Casualty Corp.	913	27,217
Philadelphia Consolidated Holding Co. *	672	29,944
Safeco Corp.	912	57,046
St Paul Travelers Cos., Inc. (The)	947	50,844
WR Berkley Corp.	1,607	55,458
		827,783
Real Estate—0.5%
Camden Property Trust REIT	195	14,401
CapitalSource, Inc. REIT	1,287	35,148
Developers Diversified Realty Corp. REIT	186	11,709
Liberty Property Trust REIT	329	16,167
Vornado Realty Trust REIT	136	16,524
		93,949
Thrifts & Mortgage Finance—2.1%
Accredited Home Lenders Holding Co. *	1,314	35,846
Corus Bankshares, Inc.	1,862	42,956
Countrywide Financial Corp.	1,116	47,374
Fannie Mae	705	41,870
FirstFed Financial Corp. *	989	66,233
IndyMac Bancorp, Inc.	1,274	57,534
PMI Group, Inc. (The)	481	22,689
Radian Group, Inc.	851	45,877
		360,379
Total Financials		2,285,594
Health Care—9.5%
Biotechnology—1.2%
Alkermes, Inc. *	1,251	16,726
Amgen, Inc. *	216	14,755

See Notes to Financial Statements.
44

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	Shares	Value
Cephalon, Inc. *	886	$62,383
ImClone Systems, Inc. *	1,797	48,088
Millennium Pharmaceuticals, Inc. *	2,523	27,501
United Therapeutics Corp. *	722	39,255
		208,708
Health Care Equipment & Supplies—1.1%
Baxter International, Inc. *	115	5,335
Dentsply International, Inc.	186	5,552
Hillenbrand Industries, Inc.	887	50,497
Immucor, Inc. *	432	12,627
Kinetic Concepts, Inc. *	1,777	70,280
Mentor Corp.	1,076	52,584
		196,875
Health Care Providers & Services—3.1%
Aetna, Inc.	1,373	59,286
AMERIGROUP Corp. *	897	32,193
AmerisourceBergen Corp.	1,233	55,436
Apria Healthcare Group, Inc. *	1,190	31,714
Cigna Corp.	406	53,417
Coventry Health Care, Inc. *	862	43,143
Health Net, Inc. *	807	39,269
Humana, Inc. *	927	51,272
Kindred Healthcare, Inc. *	996	25,149
LifePoint Hospitals, Inc. *	1,581	53,280
McKesson Corp.	884	44,819
WellCare Health Plans, Inc. *	772	53,191
		542,169
Health Care Technology—0.3%
Emdeon Corp. *	4,166	51,617
Life Sciences Tools & Services—0.5%
Illumina, Inc. *	1,063	41,787
Varian, Inc. *	591	26,471
Waters Corp. *	224	10,969
		79,227
Pharmaceuticals—3.3%
Alpharma, Inc. (Class A)	1,814	43,717
Biovail Corp.	2,847	60,243
Endo Pharmaceuticals Holdings, Inc. *	1,419	39,136
Forest Laboratories, Inc. *	643	32,536
Johnson & Johnson	552	36,443
King Pharmaceuticals, Inc. *	3,090	49,193
Merck & Co., Inc.	1,275	55,590
Mylan Laboratories, Inc.	1,877	37,465
Perrigo Co.	1,120	19,376
Pfizer, Inc.	1,805	46,750
Schering-Plough Corp.	1,856	43,876
Valeant Pharmaceuticals International	2,310	39,824
Watson Pharmaceuticals, Inc. *	1,901	49,483
Wyeth	671	34,167
		587,799
Total Health Care		1,666,395
Industrials—12.0%
Aerospace & Defense—1.2%
Ceradyne, Inc. *	1,178	66,557
L-3 Communications Holdings, Inc.	347	28,378

	Shares	Value
Lockheed Martin Corp.	623	$57,360
Raytheon Co.	1,063	56,126
		208,421
Airlines—0.9%
Alaska Air Group, Inc. *	889	35,116
AMR Corp. *	1,363	41,203
Continental Airlines Inc. (Class B) *	1,088	44,880
Skywest, Inc.	1,333	34,005
US Airways Group, Inc. *	169	9,101
		164,305
Building Products—0.8%
Lennox International, Inc.	1,862	56,996
Masco Corp.	1,936	57,828
NCI Building Systems, Inc. *	167	8,642
Universal Forest Products, Inc.	482	22,471
		145,937
Commercial Services & Supplies—1.5%
Administaff, Inc.	1,002	42,856
IKON Office Solutions, Inc.	1,526	24,981
Labor Ready, Inc. *	2,001	36,678
Manpower, Inc.	858	64,290
RR Donnelley & Sons Co.	318	11,302
Steelcase, Inc.	1,085	19,704
United Stationers, Inc. *	443	20,684
Watson Wyatt Worldwide, Inc. (Class A)	914	41,267
		261,762
Construction & Engineering—0.6%
EMCOR Group, Inc. *	918	52,188
Granite Construction, Inc.	971	48,861
		101,049
Electrical Equipment—0.9%
Acuity Brands, Inc.	794	41,320
AO Smith Corp.	785	29,485
Belden CDT, Inc.	956	37,370
Regal-Beloit Corp.	872	45,789
Thomas & Betts Corp. *	216	10,212
		164,176
Industrial Conglomerates—0.4%
Teleflex, Inc.	725	46,806
Walter Industries, Inc.	1,075	29,079
		75,885
Machinery—3.9%
AGCO Corp. *	413	12,778
Caterpillar, Inc.	271	16,620
Crane Co.	136	4,983
Cummins, Inc.	460	54,363
Eaton Corp.	536	40,275
Gardner Denver, Inc. *	1,268	47,309
Ingersoll-Rand Co Ltd. (Class A)	711	27,821
ITT Corp.	562	31,933
Manitowoc Co., Inc. (The)	669	39,759
Mueller Water Products, Inc. (Class B) *	1,776	26,462
Navistar International Corp. *	1,872	62,581

See Notes to Financial Statements.
45

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	Shares	Value
Paccar, Inc.	885	$57,437
Parker Hannifin Corp.	451	34,673
SPX Corp.	962	58,836
Terex Corp. *	1,147	74,073
Timken Co.	1,600	46,688
Trinity Industries, Inc.	1,277	44,950
		681,541
Marine—0.3%
American Commercial Lines, Inc. *	667	43,695
Road & Rail—1.2%
Arkansas Best Corp.	974	35,064
CSX Corp.	194	6,679
Norfolk Southern Corp.	650	32,689
Ryder System, Inc.	657	33,546
Union Pacific Corp.	491	45,182
YRC Worldwide, Inc. *	1,435	54,143
		207,303
Trading Companies & Distributors—0.3%
Applied Industrial Technologies, Inc.	317	8,340
WESCO International, Inc. *	792	46,578
		54,918
Total Industrials		2,108,992
Information Technology—15.6%
Communications Equipment—2.7%
ADC Telecommunications, Inc. *	2,147	31,196
Arris Group, Inc. *	4,193	52,454
Avaya, Inc. *	1,860	26,003
CommScope, Inc. *	1,035	31,547
Interdigital Communications Corp. *	1,729	58,008
Motorola, Inc.	2,197	45,170
Polycom, Inc. *	2,037	62,964
Redback Networks, Inc. *	3,649	91,006
Sonus Networks, Inc. *	4,653	30,663
Tellabs, Inc. *	5,005	51,351
		480,362
Computers & Peripherals—2.0%
Brocade Communications Systems, Inc. *	7,672	62,987
Hewlett-Packard Co.	1,711	70,476
Komag, Inc. *	1,535	58,146
Lexmark International, Inc. (Class A) *	853	62,440
Palm, Inc. *	1,945	27,405
Western Digital Corp. *	3,008	61,544
		342,998
Electronic Equipment & Instruments—1.8%
Anixter International, Inc. *	290	15,747
Arrow Electronics, Inc. *	1,965	61,996
Avnet, Inc. *	2,206	56,319
Celestica, Inc. *	1,136	8,872
Ingram Micro, Inc. *	2,507	51,168
Sanmina-SCI Corp. *	9,902	34,162
Tech Data Corp.	250	9,468
Technitrol, Inc.	1,072	25,610
Vishay Intertechnology, Inc. *	3,571	48,351
		311,693

	Shares	Value
Internet Software & Services—0.3%
RealNetworks, Inc. *	4,978	$54,459
IT Services—1.5%
Accenture Ltd. (Class A)	1,753	64,738
Alliance Data Systems Corp. *	471	29,423
BISYS Group, Inc. (The) *	3,614	46,657
Computer Sciences Corp. *	342	18,253
Convergys Corp. *	2,447	58,190
CSG Systems International, Inc. *	1,376	36,780
		254,041
Office Electronics—0.2%
Xerox Corp. *	2,449	41,511
Semiconductors & Semiconductor Equipment—4.0%
Amkor Technology, Inc. *	4,364	40,760
Atheros Communications, Inc. *	1,581	33,707
Conexant Systems, Inc. *	26,998	55,076
Fairchild Semiconductor International, Inc. *	2,019	33,939
Integrated Device Technology, Inc. *	2,398	37,121
Intersil Corp. (Class A)	1,704	40,760
Lam Research Corp. *	1,106	55,986
LSI Logic Corp. *	6,460	58,140
MKS Instruments, Inc. *	875	19,758
Novellus Systems, Inc. *	1,578	54,315
Omnivision Technologies, Inc. *	3,493	47,679
ON Semiconductor Corp. *	8,771	66,396
RF Micro Devices, Inc. *	1,597	10,844
Silicon Image, Inc. *	2,199	27,971
Teradyne, Inc. *	3,827	57,252
Trident Microsystems, Inc. *	1,578	28,688
Zoran Corp. *	2,725	39,731
		708,123
Software—3.1%
BMC Software, Inc. *	752	24,214
Cadence Design Systems, Inc. *	3,030	54,267
Check Point Software Technologies *	1,320	28,934
Compuware Corp. *	6,277	52,287
Factset Research Systems, Inc.	628	35,469
Informatica Corp.	1,088	13,284
McAfee, Inc. *	1,276	36,213
Mentor Graphics Corp. *	2,326	41,938
Novell, Inc. *	1,805	11,191
Quest Software, Inc. *	2,715	39,775
Red Hat, Inc. *	465	10,695
Salesforce.com, Inc. *	1,066	38,856
Sybase, Inc. *	2,017	49,820
Symantec Corp. *	2,427	50,603
Synopsys, Inc. *	2,348	62,762
		550,308
Total Information Technology		2,743,495
Materials—5.5%
Chemicals—2.7%
Albemarle Corp.	734	52,701
Celanese Corp. (Class A)	2,395	61,983

See Notes to Financial Statements.
46

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	Shares	Value
Cytec Industries, Inc.	201	$11,359
HB Fuller Co.	1,832	47,302
Hercules, Inc. *	1,224	23,635
International Flavors & Fragrances, Inc.	1,069	52,552
Lubrizol Corp.	1,028	51,534
Lyondell Chemical Co.	2,062	52,725
Olin Corp.	2,047	33,816
OM Group, Inc.	1,034	46,820
Westlake Chemical Corp.	1,140	35,773
		470,200
Construction Materials—0.4%
Eagle Materials, Inc.	1,503	64,975
Containers & Packaging—0.4%
Sonoco Products Co.	997	37,946
Temple-Inland, Inc.	930	42,808
		80,754
Metals & Mining—2.0%
AK Steel Holding Corp. *	4,485	75,797
Chaparral Steel Co. *	1,439	63,705
Freeport-McMoRan Copper & Gold, Inc. (Class B)	881	49,098
Reliance Steel & Aluminum Co.	780	30,716
Steel Dynamics, Inc.	2,049	66,490
United States Steel Corp.	857	62,681
		348,487
Total Materials		964,416
Telecommunication Services—0.8%
Diversified Telecommunication—0.6%
Cincinnati Bell, Inc. *	4,587	20,963
Embarq Corp.	1,138	59,813
Level 3 Communications, Inc. *	4,437	24,847
		105,623
Wireless Telecommunication Services—0.2%
NII Holdings, Inc. *	104	6,702
Telephone & Data Systems, Inc.	665	36,129
		42,831
Total Telecommunication Services		148,454
Utilities—5.2%
Electric Utilities—0.7%
American Electric Power Co., Inc.	729	31,040
Edison International	1,069	48,618
Pinnacle West Capital Corp.	766	38,829
		118,487
Gas Utilities—1.0%
AGL Resources, Inc.	833	32,412
Atmos Energy Corp.	332	10,594
Energen Corp.	766	35,956
Oneok, Inc.	1,310	56,487
UGI Corp.	1,489	40,620
		176,069

	Shares	Value
Independent Power Producers & Energy Traders—0.9%
AES Corp. (The) *	2,079	$45,821
Mirant Corp.	1,080	34,096
NRG Energy, Inc. *	818	45,816
TXU Corp.	808	43,802
		169,535
Multi-Utilities—2.6%
Alliant Energy Corp.	1,453	54,880
Avista Corp.	1,003	25,386
Centerpoint Energy, Inc.	3,659	60,666
CMS Energy Corp. *	3,576	59,719
DTE Energy Co.	977	47,296
Energy East Corp.	1,799	44,615
MDU Resources Group, Inc.	1,073	27,512
PG&E Corp.	1,003	47,472
PNM Resources, Inc.	606	18,847
Sempra Energy	697	39,060
TECO Energy, Inc.	1,112	19,160
WPS Resources Corp.	244	13,183
		457,796
Total Utilities		921,887
Total Common Stock (Cost—$14,480,012)		15,517,762
Short-Term Securities—5.3%
Investment Company—5.3%
Federated Prime Obligation Fund, yield of 5.20% (Cost—$928,596)	928,596	928,596
Total Investments Before Investments Sold Short—93.4% (Cost—$15,408,608)		16,446,358
Investments Sold Short—(88.0)%
Consumer Discretionary—(16.5)%
Auto Components—(0.7)%
Gentex Corp.	(2,527)	(39,320)
Lear Corp.	(2,787)	(82,300)
		(121,620)
Automobiles—(0.2)%
Ford Motor Co.	(4,293)	(32,241)
Distributors—(0.1)%
Genuine Parts Co.	(562)	(26,656)
Diversified Consumer Services—(1.1)%
Corinthian Colleges, Inc.	(2,199)	(29,972)
DeVry, Inc. *	(466)	(13,048)
H&R Block, Inc.	(2,472)	(56,955)
Jackson Hewitt Tax Service, Inc.	(1,034)	(35,125)
Strayer Education, Inc.	(351)	(37,223)
Weight Watchers International, Inc.	(377)	(19,804)
		(192,127)
Hotels Restaurants & Leisure—(3.9)%
Applebees International, Inc.	(1,024)	(25,262)
Boyd Gaming Corp.	(732)	(33,167)
Cheesecake Factory (The) *	(2,123)	(52,226)
Gaylord Entertainment Co. *	(624)	(31,780)
Hilton Hotels Corp.	(761)	(26,559)
Las Vegas Sands Corp. *	(400)	(35,792)

See Notes to Financial Statements.
47

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	Shares	Value
Life Time Fitness, Inc. *	(850)	$(41,233)
Panera Bread Co. (Class A) *	(981)	(54,848)
PF Chang's China Bistro, Inc. *	(1,535)	(58,913)
Scientific Games Corp. *	(1,819)	(54,988)
Sonic Corp. *	(1,515)	(36,284)
Starbucks Corp. *	(1,043)	(36,943)
Station Casinos, Inc.	(481)	(39,283)
Vail Resorts, Inc. *	(942)	(42,220)
WMS Industries, Inc. *	(1,538)	(53,615)
Wynn Resorts Ltd. *	(747)	(70,106)
		(693,219)
Household Durables—(2.0)%
Centex Corp.	(266)	(14,968)
DR Horton, Inc.	(2,394)	(63,417)
Fortune Brands, Inc.	(189)	(16,139)
Harman International Industries, Inc.	(284)	(28,374)
Hovnanian Enterprises, Inc. (Class A) *	(469)	(15,899)
MDC Holdings, Inc.	(1,166)	(66,520)
Pulte Homes, Inc.	(1,777)	(58,854)
Standard-Pacific Corp.	(1,839)	(49,267)
Toll Brothers, Inc. *	(948)	(30,554)
		(343,992)
Internet & Catalog Retail—(0.2)%
Liberty Media Corp - Interactive (Class A) *	(1,949)	(42,040)
Leisure Equipment & Products—(0.7)%
Callaway Golf Co.	(2,094)	(30,174)
Polaris Industries, Inc.	(949)	(44,442)
Pool Corp.	(1,015)	(39,758)
		(114,374)
Media—(2.1)%
Arbitron, Inc.	(987)	(42,875)
Catalina Marketing Corp.	(1,006)	(27,665)
Discovery Holding Co. (Class A) *	(2,564)	(41,255)
Dow Jones & Co., Inc.	(1,594)	(60,572)
Lamar Advertising Co. (Class A) *	(778)	(50,873)
New York Times Co. (Class A)	(1,132)	(27,575)
NTL, Inc.	(2,082)	(52,550)
XM Satellite Radio Holdings, Inc. (Class A) *	(4,303)	(62,178)
		(365,543)
Multiline Retail—(0.3)%
Dollar General Corp.	(3,706)	(59,518)
Specialty Retail—(4.2)%
Aaron Rents, Inc.	(1,188)	(34,191)
Borders Group, Inc.	(2,259)	(50,489)
Carmax, Inc. *	(1,340)	(71,864)
Chico's FAS, Inc. *	(1,612)	(33,352)
Childrens Place Retail Stores, Inc. (The) *	(799)	(50,752)
Dick's Sporting Goods, Inc. *	(107)	(5,242)
GameStop Corp. (Class A) *	(1,264)	(69,659)
Guitar Center, Inc. *	(1,098)	(49,915)
J Crew Group, Inc. *	(972)	(37,471)
O'Reilly Automotive, Inc. *	(1,361)	(43,634)
Pacific Sunwear Of California *	(2,583)	(50,575)

	Shares	Value
Talbots, Inc.	(1,804)	$(43,476)
Tiffany & Co.	(1,545)	(60,626)
Tractor Supply Co. *	(1,042)	(46,588)
Urban Outfitters, Inc. *	(3,179)	(73,212)
Zale Corp. *	(298)	(8,406)
		(729,452)
Textiles, Apparel & Luxury Goods—(1.0)%
Coach, Inc. *	(1,614)	(69,337)
Quiksilver, Inc. *	(3,472)	(54,684)
Under Armour, Inc. (Class A) *	(1,011)	(51,005)
		(175,026)
Total Consumer Discretionary		(2,895,808)
Consumer Staples—(5.2)%
Beverages—(0.5)%
Brown-Forman Corp. (Class B)	(718)	(47,560)
Constellation Brands, Inc. (Class A) *	(1,476)	(42,833)
		(90,393)
Food & Staples Retailing—(1.9)%
CVS Corp.	(1,585)	(48,992)
Great Atlantic & Pacific Tea Co.	(1,594)	(41,029)
Rite Aid Corp. *	(11,076)	(60,253)
Supervalu, Inc.	(244)	(8,723)
Sysco Corp.	(1,598)	(58,742)
United Natural Foods, Inc. *	(1,026)	(36,854)
Walgreen Co.	(858)	(39,374)
Whole Foods Market, Inc.	(856)	(40,172)
		(334,139)
Food Products—(2.0)%
Corn Products International, Inc.	(785)	(27,114)
Flowers Foods, Inc.	(827)	(22,321)
Hershey Co. (The)	(1,052)	(52,390)
Kellogg Co.	(575)	(28,784)
McCormick & Co., Inc.	(126)	(4,859)
Pilgrim's Pride Corp.	(1,790)	(52,680)
Smithfield Foods, Inc. *	(1,472)	(37,772)
Tyson Foods, Inc. (Class A)	(3,501)	(57,591)
WM Wrigley Jr Co.	(1,158)	(59,892)
		(343,403)
Household Products—(0.5)%
Church & Dwight Co., Inc.	(577)	(24,609)
Procter & Gamble Co.	(856)	(55,015)
		(79,624)
Personal Products—(0.3)%
Avon Products, Inc.	(1,795)	(59,307)
Total Consumer Staples		(906,866)
Energy—(7.3)%
Energy Equipment & Services—(2.2)%
Baker Hughes, Inc.	(545)	(40,690)
CARBO Ceramics, Inc.	(1,374)	(51,346)
Dresser-Rand Group, Inc. *	(2,185)	(53,467)
Hanover Compressor Co. *	(2,529)	(47,773)
Hydril *	(400)	(30,076)
Oceaneering International, Inc.	(281)	(11,156)

See Notes to Financial Statements.
48

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	Shares	Value
RPC, Inc.	(2,581)	$(43,567)
Smith International, Inc.	(892)	(36,634)
Transocean, Inc. *	(409)	(33,084)
Universal Compression Holdings, Inc. *	(780)	(48,446)
		(396,239)
Oil, Gas & Consumable Fuels—(5.1)%
Arch Coal, Inc.	(1,219)	(36,606)
Berry Petroleum Co. (Class A)	(1,171)	(36,313)
Bill Barrett Corp. *	(1,452)	(39,509)
Cheniere Energy, Inc. *	(1,692)	(48,848)
Cimarex Energy Co.	(1,050)	(38,325)
Consol Energy, Inc.	(1,135)	(36,467)
Crosstex Energy, Inc.	(672)	(21,296)
Encore Acquisition Co. *	(1,076)	(26,394)
Energy Partners Ltd. *	(2,326)	(56,801)
Evergreen Energy, Inc. *	(783)	(7,744)
Forest Oil Corp. *	(1,199)	(39,183)
Foundation Coal Holdings, Inc.	(1,326)	(42,114)
Helix Energy Solutions Group, Inc. *	(644)	(20,202)
Hess Corp.	(572)	(28,354)
Holly Corp.	(498)	(25,597)
Massey Energy Co.	(2,157)	(50,107)
Murphy Oil Corp.	(1,079)	(54,867)
Newfield Exploration Co. *	(1,225)	(56,289)
Peabody Energy Corp.	(599)	(24,206)
PetroHawk Energy Corp. *	(4,184)	(48,116)
Pogo Producing Co.	(184)	(8,913)
Quicksilver Resources, Inc. *	(1,466)	(53,641)
Southwestern Energy Co. *	(1,309)	(45,880)
W&T Offshore, Inc.	(1,186)	(36,434)
World Fuel Services Corp.	(178)	(7,914)
		(890,120)
Total Energy		(1,286,359)
Financials—(12.2)%
Capital Markets—(4.2)%
American Capital Strategies Ltd.	(1,111)	(51,395)
Charles Schwab Corp. (The)	(2,457)	(47,518)
Eaton Vance Corp.	(1,947)	(64,270)
Federated Investors, Inc. (Class B)	(1,581)	(53,406)
GFI Group, Inc. *	(716)	(44,578)
Greenhill & Co., Inc.	(632)	(46,642)
Investment Technology Group, Inc. *	(354)	(15,179)
Investors Financial Services Corp.	(894)	(38,147)
Janus Capital Group, Inc.	(2,792)	(60,279)
Jefferies Group, Inc.	(601)	(16,119)
Legg Mason, Inc.	(540)	(51,327)
Northern Trust Corp.	(980)	(59,476)
Nuveen Investments, Inc. (Class A)	(1,095)	(56,809)
Raymond James Financial, Inc.	(176)	(5,334)
T Rowe Price Group, Inc.	(892)	(39,043)
TD Ameritrade Holding Corp.	(2,788)	(45,110)
Waddell & Reed Financial, Inc.	(1,647)	(45,062)
		(739,694)

	Shares	Value
Commercial Banks—(2.2)%
Commerce Bancorp, Inc.	(1,517)	$(53,505)
East West Bancorp, Inc.	(316)	(11,193)
Fifth Third Bancorp.	(1,287)	(52,677)
First Midwest Bancorp, Inc.	(617)	(23,866)
First Republic Bank	(572)	(22,354)
Popular, Inc.	(1,631)	(29,276)
SVB Financial Group *	(917)	(42,750)
Synovus Financial Corp. *	(593)	(18,282)
UCBH Holdings, Inc.	(2,044)	(35,893)
UnionBanCal Corp.	(636)	(38,955)
Valley National Bancorp	(407)	(10,790)
Westamerica Bancorporation	(502)	(25,416)
Wintrust Financial Corp.	(484)	(23,242)
		(388,199)
Consumer Finance—(0.1)%
American Express Co.	(255)	(15,471)
Diversified Financial Services—(1.2)%
Chicago Mercantile Exchange Holdings, Inc. (Class A)	(122)	(62,190)
International Securities Exchange Holdings, Inc.	(842)	(39,397)
Moody's Corp.	(600)	(41,436)
Nasdaq Stock Market, Inc. (The) *	(1,846)	(56,838)
		(199,861)
Insurance—(2.6)%
Aflac, Inc.	(973)	(44,758)
AON Corp.	(1,648)	(58,240)
Arthur J Gallagher & Co.	(1,875)	(55,406)
Brown & Brown, Inc.	(1,151)	(32,470)
Fidelity National Financial, Inc. (Class A)	(2,351)	(56,142)
Hilb Rogal & Hobbs Co.	(674)	(28,389)
Marsh & McLennan Cos., Inc.	(1,943)	(59,572)
Mercury General Corp.	(665)	(35,065)
National Financial Partners Corp.	(1,121)	(49,290)
Phoenix Cos, Inc. (The)	(495)	(7,865)
Stancorp Financial Group, Inc.	(852)	(38,383)
		(465,580)
Real Estate—(0.9)%
Cousins Properties, Inc. REIT	(357)	(12,591)
Federal Realty Investment Trust REIT	(254)	(21,590)
First Industrial Realty Trust, Inc. REIT	(403)	(18,897)
General Growth Properties, Inc. REIT	(111)	(5,798)
Longview Fibre Co. REIT	(1,039)	(22,806)
Mills Corp. (The)	(379)	(7,580)
Pennsylvania Real Estate Investment Trust REIT	(126)	(4,962)
Post Properties, Inc. REIT	(315)	(14,395)
Potlatch Corp. REIT	(1,154)	(50,568)
		(159,187)
Thrifts & Mortgage Finance—(1.0)%
Astoria Financial Corp.	(762)	(22,982)
Hudson City Bancorp, Inc.	(3,814)	(52,938)

See Notes to Financial Statements.
49

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	Shares	Value
New York Community Bancorp, Inc.	(2,796)	$(45,016)
People's Bank	(900)	(40,158)
Webster Financial Corp.	(313)	(15,249)
		(176,343)
Total Financials		(2,144,335)
Health Care—(10.2)%
Biotechnology—(1.0)%
Celgene Corp. *	(959)	(55,171)
Human Genome Sciences, Inc. *	(2,367)	(29,445)
Medimmune, Inc. *	(1,852)	(59,949)
Vertex Pharmaceuticals, Inc. *	(678)	(25,371)
		(169,936)
Health Care Equipment & Supplies—(3.8)%
Alcon, Inc.	(503)	(56,220)
American Medical Systems Holdings, Inc. *	(2,275)	(42,133)
Arthrocare Corp. *	(830)	(33,134)
Bausch & Lomb, Inc.	(143)	(7,445)
Biomet, Inc.	(1,449)	(59,800)
Boston Scientific Corp. *	(3,280)	(56,350)
Cooper Cos., Inc. (The)	(631)	(28,080)
Gen-Probe, Inc. *	(938)	(49,123)
Hologic, Inc. *	(923)	(43,639)
Hospira, Inc. *	(1,452)	(48,758)
PolyMedica Corp.	(754)	(30,469)
Resmed, Inc. *	(1,155)	(56,849)
Respironics, Inc. *	(1,094)	(41,299)
St Jude Medical, Inc. *	(1,444)	(52,793)
Stryker Corp.	(792)	(43,647)
Varian Medical Systems, Inc. *	(306)	(14,556)
		(664,295)
Health Care Providers & Services—(1.9)%
Brookdale Senior Living, Inc.	(709)	(34,032)
DaVita, Inc. *	(954)	(54,264)
Health Management Associates, Inc. (Class A)	(2,789)	(58,876)
Omnicare, Inc.	(1,052)	(40,639)
Owens & Minor, Inc.	(792)	(24,766)
Patterson Cos., Inc. *	(347)	(12,322)
PSS World Medical, Inc. *	(1,255)	(24,510)
Psychiatric Solutions, Inc. *	(87)	(3,264)
Tenet Healthcare Corp. *	(7,848)	(54,701)
United Surgical Partners International, Inc. *	(1,156)	(32,773)
		(340,147)
Health Care Technology—(0.5)%
Allscripts Healthcare Solutions, Inc. *	(1,675)	(45,208)
Cerner Corp. *	(272)	(12,376)
Eclipsys Corp. *	(1,702)	(34,993)
		(92,577)
Life Sciences Tools & Services—(2.0)%
Affymetrix, Inc. *	(2,494)	(57,512)
Covance, Inc. *	(332)	(19,558)
Millipore Corp. *	(788)	(52,481)
Nektar Therapeutics *	(3,058)	(46,512)

	Shares	Value
Pharmaceutical Product Development, Inc.	(1,841)	$(59,317)
Techne Corp. *	(541)	(29,998)
Thermo Fisher Scientific, Inc. *	(1,239)	(56,114)
Ventana Medical Systems, Inc. *	(750)	(32,273)
		(353,765)
Pharmaceuticals—(1.0)%
Abraxis BioScience, Inc. *	(873)	(23,868)
Adams Respiratory Therapeutics, Inc. *	(748)	(30,526)
Allergan, Inc.	(455)	(54,482)
Bristol-Myers Squibb Co.	(1,722)	(45,323)
New River Pharmaceuticals, Inc. *	(198)	(10,833)
Sepracor, Inc. *	(242)	(14,902)
		(179,934)
Total Health Care		(1,800,654)
Industrials—(10.7)%
Aerospace & Defense—(1.7)%
Armor Holdings, Inc. *	(241)	(13,219)
BE Aerospace, Inc. *	(2,129)	(54,673)
Curtiss-Wright Corp.	(987)	(36,598)
DRS Technologies, Inc.	(979)	(51,574)
Esterline Technologies Corp. *	(208)	(8,368)
Goodrich Corp.	(365)	(16,626)
Hexcel Corp. *	(3,467)	(60,360)
Moog, Inc. (Class A) *	(379)	(14,474)
Rockwell Collins, Inc.	(848)	(53,670)
		(309,562)
Air Freight & Logistics—(0.6)%
Expeditors International Washington, Inc.	(1,163)	(47,102)
Forward Air Corp.	(676)	(19,557)
United Parcel Service, Inc. (Class B)	(607)	(45,513)
		(112,172)
Airlines (0.6)%
Airtran Holdings, Inc.	(4,605)	(54,063)
JetBlue Airways Corp. *	(4,004)	(56,857)
		(110,920)
Commercial Services & Supplies—(2.3)%
Brady Corp. (Class A)	(816)	(30,420)
Corporate Executive Board Co.	(620)	(54,374)
Covanta Holding Corp.	(2,750)	(60,610)
Herman Miller, Inc.	(608)	(22,107)
HNI Corp.	(622)	(27,623)
Mine Safety Appliances Co.	(585)	(21,440)
Navigant Consulting, Inc. *	(377)	(7,450)
Resources Connection, Inc. *	(1,254)	(39,927)
Stericycle, Inc. *	(769)	(58,060)
TeleTech Holdings, Inc. *	(1,528)	(36,489)
Waste Connections, Inc. *	(1,236)	(51,356)
		(409,856)
Construction & Engineering—(0.8)%
Fluor Corp.	(639)	(52,174)
Shaw Group, Inc. (The) *	(2,418)	(81,003)
		(133,177)

See Notes to Financial Statements.
50

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	Shares	Value
Electrical Equipment—(1.0)%
Energy Conversion Devices, Inc. *	(1,524)	$(51,786)
Hubbell, Inc. (Class B)	(769)	(34,766)
Rockwell Automation, Inc.	(228)	(13,926)
Roper Industries, Inc.	(1,327)	(66,668)
		(167,146)
Industrial Conglomerates—(0.1)%
3M Co.	(243)	(18,937)
Machinery—(2.3)%
Briggs & Stratton Corp.	(2,090)	(56,326)
Bucyrus International, Inc.	(495)	(25,621)
Clarcor, Inc.	(766)	(25,898)
Danaher Corp.	(258)	(18,690)
Deere & Co.	(700)	(66,549)
Donaldson Co., Inc.	(1,089)	(37,799)
ESCO Technologies, Inc. *	(915)	(41,578)
Flowserve Corp. *	(1,127)	(56,880)
Graco, Inc.	(92)	(3,645)
Kennametal, Inc.	(389)	(22,893)
Pall Corp.	(155)	(5,355)
Pentair, Inc.	(1,203)	(37,774)
		(399,008)
Marine—(0.2)%
Alexander & Baldwin, Inc.	(827)	(36,669)
Road & Rail—(0.6)%
Avis Budget Group, Inc.	(1,063)	(23,056)
Knight Transportation, Inc.	(1,420)	(24,211)
Landstar System, Inc.	(753)	(28,750)
Werner Enterprises, Inc.	(1,658)	(28,982)
		(104,999)
Trading Companies & Distributors—(0.5)%
Fastenal Co.	(1,446)	(51,882)
Watsco, Inc.	(628)	(29,616)
		(81,498)
Total Industrials		(1,883,944)
Information Technology—(16.2)%
Communications Equipment—(2.1)%
3Com Corp. *	(11,862)	(48,753)
Ciena Corp. *	(1,232)	(34,139)
Finisar Corp. *	(16,728)	(54,031)
JDS Uniphase Corp. *	(1,034)	(17,226)
Nortel Networks Corp. *	(2,430)	(64,954)
Powerwave Technologies, Inc. *	(8,027)	(51,774)
Research In Motion Ltd. *	(483)	(61,718)
Tekelec *	(2,289)	(33,946)
		(366,541)
Computers & Peripherals—(2.2)%
Apple Computer, Inc. *	(842)	(71,435)
Avid Technology, Inc. *	(1,234)	(45,979)
EMC Corp.	(2,999)	(39,587)
Intermec, Inc. *	(1,855)	(45,021)
QLogic Corp. *	(2,134)	(46,777)
SanDisk Corp. *	(989)	(42,557)
Seagate Technology	(2,185)	(57,903)
Sun Microsystems, Inc. *	(7,662)	(41,528)
		(390,787)

	Shares	Value
Electronic Equipment & Instruments—(0.6)%
CDW Corp.	(314)	$(22,080)
Cogent, Inc. *	(1,911)	(21,040)
Flir Systems, Inc. *	(1,759)	(55,989)
		(99,109)
Internet Software & Services—(1.5)%
CNET Networks, Inc. *	(5,101)	(46,368)
eBay, Inc. *	(1,886)	(56,712)
Equinix, Inc. *	(224)	(16,939)
VeriSign, Inc. *	(1,759)	(42,304)
WebEx Communications, Inc. *	(1,374)	(47,939)
Yahoo!, Inc. *	(1,886)	(48,168)
		(258,430)
IT Services—(2.9)%
BearingPoint, Inc. *	(5,149)	(40,523)
CACI International, Inc. (Class A) *	(146)	(8,249)
DST Systems, Inc. *	(941)	(58,935)
Euronet Worldwide, Inc. *	(1,242)	(36,875)
Gartner, Inc. *	(1,886)	(37,324)
Iron Mountain, Inc. *	(1,096)	(45,309)
Mastercard, Inc. (Class A)	(533)	(52,495)
Paychex, Inc.	(852)	(33,688)
Sabre Holdings Corp. (Class A)	(521)	(16,615)
Talx Corp.	(1,026)	(28,164)
Unisys Corp. *	(6,356)	(49,831)
VeriFone Holdings, Inc. *	(1,694)	(59,968)
Western Union Co. (The)	(2,273)	(50,961)
		(518,937)
Office Electronics—(0.2)%
Zebra Technologies Corp. *	(1,240)	(43,140)
Semiconductors & Semiconductor Equipment—(3.5)%
Altera Corp. *	(690)	(13,579)
ATMI, Inc. *	(1,329)	(40,574)
Cree, Inc. *	(987)	(17,095)
Cypress Semiconductor Corp. *	(3,464)	(58,438)
Entegris, Inc. *	(1,392)	(15,061)
Intel Corp.	(2,556)	(51,759)
Linear Technology Corp.	(1,558)	(47,239)
Marvell Technology Group Ltd. *	(2,796)	(53,655)
Maxim Integrated Products, Inc.	(1,491)	(45,654)
Microchip Technology, Inc.	(1,645)	(53,792)
Microsemi Corp. *	(2,156)	(42,365)
PMC - Sierra, Inc. *	(6,553)	(43,971)
Silicon Laboratories, Inc. *	(1,185)	(41,060)
Sirf Technology Holdings, Inc. *	(1,797)	(45,859)
Spansion, Inc. (Class A) *	(2,785)	(41,385)
		(611,486)
Software—(3.2)%
Activision, Inc. *	(4,204)	(72,477)
Adobe Systems, Inc. *	(1,735)	(71,343)
Autodesk, Inc. *	(1,433)	(57,979)
Citrix Systems, Inc. *	(425)	(11,496)
Electronic Arts, Inc. *	(1,061)	(53,432)
Intuit, Inc. *	(1,483)	(45,246)
Lawson Software, Inc. *	(3,530)	(26,087)
NAVTEQ Corp. *	(1,407)	(49,203)

See Notes to Financial Statements.
51

MLIG Variable Insurance Trust—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Schedule of Investments as of December 31, 2006 (concluded)  (in U.S. dollars)

	Shares	Value
Take-Two Interactive Software, Inc. *	(3,154)	$(56,015)
THQ, Inc. *	(2,274)	(73,950)
Transaction Systems Architects, Inc. *	(964)	(31,397)
Wind River Systems, Inc. *	(2,037)	(20,879)
		(569,504)
Total Information Technology		(2,857,934)
Materials—(3.9)%
Chemicals—(2.3)%
Air Products & Chemicals, Inc.	(486)	(34,156)
Ashland, Inc.	(250)	(17,295)
Chemtura Corp.	(3,609)	(34,755)
Ecolab, Inc.	(1,241)	(56,093)
EI Du Pont de Nemours & Co.	(1,029)	(50,123)
Monsanto Co.	(971)	(51,007)
Mosaic Co. (The) *	(2,860)	(61,090)
Praxair, Inc.	(584)	(34,649)
Scotts Miracle-Gro Co. (The) (Class A)	(1,104)	(57,022)
		(396,190)
Construction Materials—(0.1)%
Vulcan Materials Co.	(237)	(21,299)
Containers & Packaging—(0.8)%
Aptargroup, Inc.	(127)	(7,498)
Bemis Co.	(703)	(23,888)
Crown Holdings, Inc. *	(2,587)	(54,120)
Smurfit-Stone Container Corp. *	(4,768)	(50,350)
		(135,856)
Metals & Mining—(0.5)%
Alcoa, Inc.	(928)	(27,849)
Allegheny Technologies, Inc.	(206)	(18,680)
Newmont Mining Corp.	(1,055)	(47,633)
		(94,162)
Paper & Forest Products—(0.2)%
Bowater, Inc.	(1,007)	(22,658)
MeadWestvaco Corp.	(728)	(21,884)
		(44,542)
Total Materials		(692,049)
Telecommunication Services—(1.2)%
Diversified Telecommunication—(0.6)%
Citizens Communications Co.	(2,781)	(39,963)
NeuStar, Inc. (Class A) *	(1,929)	(62,577)
		(102,540)
Wireless Telecommunication Services—(0.6)%
American Tower Corp. (Class A) *	(1,541)	(57,448)
SBA Communications Corp. (Class A) *	(2,068)	(56,870)
		(114,318)
Total Telecommunication Services		(216,858)

	Shares	Value
Utilities—(4.6)%
Electric Utilities—(2.1)%
Allegheny Energy, Inc. *	(1,217)	$(55,872)
Duke Energy Corp.	(1,274)	(42,310)
Entergy Corp.	(161)	(14,864)
Exelon Corp.	(820)	(50,750)
Hawaiian Electric Industries, Inc.	(357)	(9,693)
Idacorp, Inc.	(261)	(10,088)
Northeast Utilities	(1,587)	(44,690)
Reliant Energy, Inc.	(2,807)	(39,887)
Sierra Pacific Resources *	(3,437)	(57,845)
Southern Co. (The)	(1,358)	(50,056)
		(376,055)
Gas Utilities (0.8)%
Equitable Resources, Inc.	(1,449)	(60,496)
New Jersey Resources Corp.	(663)	(32,209)
Piedmont Natural Gas Co.	(979)	(26,188)
WGL Holdings, Inc.	(578)	(18,831)
		(137,724)
Independent Power Producers & Energy Traders—0.0%
Black Hills Corp.	(236)	(8,718)
Multi-Utilities—(1.4)%
Ameren Corp.	(944)	(50,721)
Consolidated Edison, Inc.	(922)	(44,321)
Dominion Resources, Inc.	(552)	(46,280)
NiSource, Inc.	(1,455)	(35,066)
Public Service Enterprise Group, Inc.	(633)	(42,019)
Vectren Corp.	(876)	(24,773)
		(243,180)
Water Utilities—(0.3)%
Aqua America, Inc.	(2,038)	(46,426)
Total Utilities		(812,103)
Total Investments Sold Short—(88.0)% (a) (Proceeds—$14,682,609)		(15,496,910)
Total Investments, Net of Investments Sold Short—5.4% (Cost—$725,999)		949,448
Other Assets Less Liabilities—94.6%		16,656,922
Net Assets—100.0%		$17,606,370

*  Non-income producing security.

(a)  Cash collateral in the amount of $16,100,894 was pledged to cover open short positions as of December 31, 2006.

Glossary:

REIT—Real Estate Investment Trust.

See Notes to Financial Statements.
52

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Portfolio Manager's Commentary – December 31, 2006

Market Conditions

The Federal Reserve Board (the Fed) ended its string of 17 consecutive interest rate increases with its final 0.25% hike on June 29, 2006. This round of tightening, which began in June 2004, brought the Fed Funds Target Rate to 5.25% from the 1.00% level it had been at since the last round of easing ended in June of 2003. Of the 17 interest rate increases, four of them took place in 2006.

Over the year, the yield curve inverted. Rates on the 6-month Treasury rose 71 basis points to 5.08%, while rates on the long-term 10-year Treasury rose 31 basis points to finish the year at 4.70%. During the year, the Merrill Lynch U.S. High Yield Master II Index posted a 11.77% total return, the Lehman Aggregate Index posted a 4.33% gain, and the Merrill Lynch All Convertibles Index returned 12.83%. Convertibles captured over 80% of the upside of equities, with the S&P 500 Index up 15.80%.

In 2006, investors showed a preference for riskier, lower rated securities. Within the high yield market, CCC-rated bonds outperformed single and double B-rated bonds, with the CCC-Index up 18.60%, the B-Index up 11.40%, and the BB-Index up 9.88%. In the convertible market, speculative grade issues beat investment grade issues as well. The Merrill Lynch All Speculative Grade Convertible Index was up 17.65% for the year, while the Merrill Lynch All Investment Grade Convertible Index was up 8.57%. Even in the high-grade portion of the market, mortgages and corporates outperformed treasuries.

Factors Affecting Portfolio Performance

Detracting from performance in the year were the investments and financial services and computer hardware industries. Additionally, in general having an allocation to investment grade securities was a detractor as investment grades lagged significantly behind high yield and convertibles. Though the pharmaceuticals industry was not a detractor, within the convertible allocation, Teva Pharmaceutical Finance declined on increased price competition for its generic version of Merck's Zocor. Also detracting from performance was high yield holding, Ainsworth Lumber Company. The company reported a third quarter loss due to a slowing housing market and weak pricing. The company has suspended production in some of its mills in response to the weak demand and high production costs.

Contributing to performance in the year was industrial holding, Lockheed Martin, which made some favorable shareholder friendly moves, including a dividend increase and authorizing a share buyback, as well as winning some impressive contracts. Convertible holding, Hilton, also did well owing to high demand and better pricing. Within our high yield positions, General Motors Acceptance Corporation (GMAC) and General Motors Corporation (GM) also contributed to performance. General Motors Corporation successfully completed the sale of a 51% interest in GMAC. This should allow GMAC to seek more favorable funding terms and a higher credit rating, while providing increased liquidity for GM and allowing for GM to strengthen its balance sheet. Within the investment grade allocation, our preference for mortgages was helpful as mortgages did significantly better than Treasuries.

The preceding commentary was prepared by the Portfolio's sub-adviser, Lord, Abbett & Co. LLC.

53

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Performance Information*

Total Returns Based on a $10,000 Investment

Average Annual Total Returns For Periods Ended December 31, 2006
	One Year	Since Inception†
Roszel/Lord Abbett Bond Debenture Portfolio	9.16%	9.32%
Merrill Lynch U.S. High Yield Master II Index	11.77%	12.39%
Merrill Lynch U.S. Domestic Master Bond Index	4.32%	4.86%

  *  See Notes to Performance Information.

  †  July 1, 2002.

Portfolio Summary
As of December 31, 2006

Top Ten Holdings**	Percentage of Net Assets
U.S. Treasury Note 5.00% due 02/15/11	1.9%
Federal National Mortgage Assn. 6.00% due 05/01/33	1.7
Qwest Capital Funding, Inc. 7.90% due 08/15/10	1.6
El Paso Corp. 7.00% due 05/15/11	1.6
Federal National Mortgage Assn. 6.00% due 03/01/33	1.5
PNM Resources, Inc.	1.4
General Motors Acceptance Corp. 7.25% due 03/02/11	1.4
Liberty Media LLC 3.25% due 03/15/31 (b)	1.2
Gaylord Entertainment Co. 8.00% due 11/15/13	1.2
Federal National Mortgage Assn. 6.50% due 02/01/36	1.1
Total	14.6%
S&P Ratings**	Percentage of Fixed Income Investments
AAA-A	3.0%
BBB-B	74.0
CCC-C	8.3
U.S. Government & Agencies Obligations	9.8
Not Rated Securities	4.9
Total	100.0%
Holdings by Sector	Percentage of Net Assets
Consumer Discretionary	18.7%
Materials	11.4
Energy	11.1
Health Care	9.8
Utilities	9.8
Industrials	9.7
U.S. Government	9.0
Telecommunication Services	7.3
Financials	5.6
Information Technology	3.7
Consumer Staples	2.5
Other#	1.4
Total	100.0%

  **  Excluding short-term securities and/or cash equivalents.

  #  Other includes short-term securities and other assets less liabilities.

  (b)  Convertible bond.

54

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2006  (in U.S. dollars)

	S&P Ratings (Unaudited)	Principal Amount	Value
Fixed Income Investments—92.2%
Consumer Discretionary—18.5%
Apparel, Accessories & Luxury Goods—0.2%
Levi Strauss & Co. 8.88% due 04/01/16	B-	$25,000	$26,125
Auto Components—1.0%
Cooper-Standard Automotive, Inc. 8.38% due 12/15/14	CCC+	75,000	59,062
Lear Corp. 8.50% due 12/01/13 (c)	B-	50,000	48,500
Stanadyne Corp. 10.00% due 08/15/14	CCC+	25,000	25,688
			133,250
Auto Parts & Equipment—0.7%
Avis Budget Car Rental LLC 7.63% due 05/15/14 (c)	BB-	100,000	97,500
Automobiles—0.6%
General Motors Corp. 7.20% due 01/15/11	B-	90,000	87,300
Hotels, Restaurants & Leisure—4.4%
Boyd Gaming Corp. 7.13% due 02/01/16	B+	50,000	49,750
Denny's Corp. 10.00% due 10/01/12	B-	50,000	52,750
Gaylord Entertainment Co. 8.00% due 11/15/13	B-	150,000	155,625
Hilton Hotels Corp. 3.38% due 04/15/23 (b)	BB	50,000	78,875
Isle of Capri Casinos, Inc. 7.00% due 03/01/14	B	100,000	99,500
Landry's Restaurants, Inc., Series B 7.50% due 12/15/14	B	25,000	24,438
Scientific Games Corp. 6.25% due 12/15/12	B+	75,000	73,312
Turning Stone Resort Casino Enterprise 9.13% due 09/15/14 (c)	B+	50,000	51,125
			585,375
Household Durables—0.4%
Standard-Pacific Corp. 7.00% due 08/15/15	BB	50,000	48,125
Leisure Equipment & Products—0.8%
Hard Rock Hotel, Inc. 8.88% due 06/01/13	B	100,000	108,625
Media—9.3%
Affinion Group, Inc. 11.50% due 10/15/15	B-	75,000	79,312
Allbritton Communications Co. 7.75% due 12/15/12	B-	100,000	101,000
AMC Entertainment, Inc. 11.00% due 02/01/16	CCC+	25,000	28,063

	S&P Ratings (Unaudited)	Principal Amount	Value
CCH I Holdings LLC 11.00% due 10/01/15	CCC-	$134,000	$137,517
Cinemark USA, Inc. 9.00% due 02/01/13	CCC+	25,000	26,500
DIRECTV Holdings LLC 6.38% due 06/15/15	BB-	50,000	47,938
Echostar DBS Corp. 6.38% due 10/01/11	BB-	75,000	74,531
7.13% due 02/01/16	BB-	25,000	25,000
Idearc, Inc. 8.00% due 11/15/16 (c)	B+	100,000	101,500
Interpublic Group of Cos., Inc. 6.25% due 11/15/14	B	35,000	32,550
Liberty Media LLC 3.50% due 01/15/31 (b)	BB+	20,935	20,882
3.25% due 03/15/31 (b)	BB+	200,000	166,750
LIN Television Corp. 6.50% due 05/15/13	B-	25,000	23,813
Mediacom LLC 9.50% due 01/15/13	B	50,000	51,500
Omnicom Group, Inc. 0.00% due 07/01/38 (b)(d)	A-	35,000	37,800
RH Donnelley Corp. 8.88% due 01/15/16	B	25,000	26,250
Sinclair Broadcast Group, Inc. 8.00% due 03/15/12	B	140,000	144,550
6.00% due 09/15/12 (b)	NR	125,000	114,375
			1,239,831
Specialty Retail—0.6%
Brookstone Co., Inc. 12.00% due 10/15/12	B	25,000	24,438
Linens 'n Things, Inc. 10.99% due 01/15/14 (e)	B	25,000	24,250
Michaels Stores, Inc. 10.00% due 11/01/14 (c)	CCC	25,000	26,000
			74,688
Textiles, Apparel & Luxury Goods—0.5%
INVISTA 9.25% due 05/01/12 (c)	B+	65,000	69,712

Total Consumer Discretionary	2,470,531
Consumer Staples—1.9%
Food & Staples Retailing—0.4%

Stater Brothers Holdings 8.13% due 06/15/12	B+	55,000	55,825
Food Products—0.8%
Supervalu, Inc. 7.50% due 11/15/14	B	50,000	52,135
Wild Oats Markets 3.25% due 05/15/34 (a)(b)	NR†	50,000	51,938
			104,073
Personal Products—0.7%
Elizabeth Arden, Inc. 7.75% due 01/15/14	B-	100,000	100,750
Total Consumer Staples			260,648

See Notes to Financial Statements.
55

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	S&P Ratings (Unaudited)	Principal Amount	Value
Energy—10.6%
Energy Equipment & Services—2.0%
Bristow Group, Inc. 6.13% due 06/15/13	BB	$100,000	$94,500
Complete Production Services, Inc. 8.00% due 12/15/16 (c)	B	25,000	25,625
Grant Prideco, Inc. 6.13% due 08/15/15	BB+	25,000	24,375
Schlumberger, Ltd. 1.50% due 06/01/23 (b)	A+	25,000	44,094
Williams Cos., Inc. 7.88% due 09/01/21	BB-	50,000	53,625
Williams Partners LP 7.25% due 02/01/17 (c)	BB-	25,000	25,500
			267,719
Oil, Gas & Consumable Fuels—8.6%
Chesapeake Energy Corp. 7.00% due 08/15/14	BB	60,000	60,975
6.25% due 01/15/18	BB	50,000	48,125
Devon Energy Corp. 4.90% due 08/15/08 (b)	BBB	50,000	69,250
El Paso Corp. 7.00% due 05/15/11	B	200,000	207,500
Ferrellgas Escrow LLC 6.75% due 05/01/14	B+	40,000	38,900
Hanover Compressor Co. 8.63% due 12/15/10	B	75,000	78,375
7.50% due 04/15/13	B	25,000	25,250
4.75% due 01/15/14 (b)	B	20,000	28,575
9.00% due 06/01/14	B	25,000	27,000
Hornbeck Offshore Services, Inc. 6.13% due 12/01/14	BB-	70,000	66,762
Houston Exploration Co. 7.00% due 06/15/13	B	100,000	97,500
Inergy LP 8.25% due 03/01/16	B	50,000	52,500
KCS Energy, Inc. 7.13% due 04/01/12	B-	50,000	48,625
Kerr-McGee Corp. 6.95% due 07/01/24	BBB-	35,000	37,275
Peabody Energy Corp. 7.38% due 11/01/16	BB	25,000	26,625
Pogo Producing Co. 6.63% due 03/15/15	B+	75,000	71,438
Quicksilver Resources, Inc. 7.13% due 04/01/16	B	50,000	48,875
1.88% due 11/01/24 (b)	NR	25,000	35,000
Range Resources Corp. 7.38% due 07/15/13	B	25,000	25,625
Tesoro Corp. 6.25% due 11/01/12	BB+	50,000	49,750
			1,143,925
Total Energy			1,411,644
Financials—4.1%
Capital Markets—0.4%
Lehman Brothers Holdings, Inc. 0.45% due 12/27/13 (b)	A+	50,000	49,995

	S&P Ratings (Unaudited)	Principal Amount	Value
Commercial Banks—0.1%
BNP Paribas 6.70% due 12/14/07 (b)(c)	AA	$15,000	$15,189
Consumer Finance—2.3%
Ford Motor Credit Co. 7.38% due 10/28/09	B	125,000	125,266
General Motors Acceptance Corp. 7.25% due 03/02/11	BB+	175,000	181,988
			307,254
Diversified Financial Services—1.3%
Hughes Network Systems LLC 9.50% due 04/15/14	B-	25,000	26,094
Morgan Stanley 1.00% due 03/30/12 (b)(c)	A+	40,000	47,880
Sensus Metering Systems, Inc. 8.63% due 12/15/13	B-	100,000	100,000
			173,974
Total Financials			546,412
Health Care—9.0%
Biotechnology—2.5%
Amgen, Inc. 0.13% due 02/01/11 (b)(c)	A+	25,000	24,375
Angiotech Pharmaceuticals, Inc. 7.75% due 04/01/14 (c)	B-	75,000	65,250
Bio-Rad Laboratories, Inc. 6.13% due 12/15/14	BB-	75,000	72,562
CV Therapeutics, Inc. 3.25% due 08/16/13 (b)	NR†	50,000	43,937
deCode Genetics, Inc 3.50% due 04/15/11 (b)	NR†	50,000	36,938
Genzyme Corp. 1.25% due 12/01/23 (b)	BBB	50,000	52,000
Invitrogen Corp. 3.25% due 06/15/25 (b)	NR†	50,000	47,063
			342,125
Health Care Equipment & Supplies—0.6%
CDRV Investors, Inc. 0.00% due 01/01/15 (a)	CCC+	100,000	77,500
Health Care Providers & Services—3.4%
AmeriPath, Inc. 10.50% due 04/01/13	B-	100,000	108,250
DaVita, Inc. 7.25% due 03/15/15	B	75,000	76,500
Hanger Orthopedic Group, Inc. 10.25% due 06/01/14	CCC+	25,000	25,812
HCA, Inc. 9.13% due 11/15/14 (c)	BB-	25,000	26,719
6.38% due 01/15/15	B-	50,000	42,375
Manor Care, Inc. 2.13% due 08/01/35 (a)(b)	BBB	50,000	56,500
Tenet Healthcare Corp. 7.38% due 02/01/13	CCC+	50,000	45,937
9.88% due 07/01/14	CCC+	50,000	50,875

See Notes to Financial Statements.
56

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	S&P Ratings (Unaudited)	Principal Amount	Value
Vanguard Health Holding Co. II LLC 9.00% due 10/01/14	CCC+	$25,000	$25,313
			458,281
Life Sciences Tools & Services—0.2%
Millipore Corp. 3.75% due 06/01/26 (b)	NR†	25,000	25,719
Pharmaceuticals—2.3%
Alza Corp. 0.00% due 07/28/20 (b)(d)	AAA	75,000	68,062
MGI Pharma, Inc. 1.68% due 03/02/24 (a)(b)	NR†	75,000	49,688
Mylan Laboratories, Inc. 6.38% due 08/15/15	BBB-	50,000	49,500
Teva Pharmaceutical Finance NV 0.38% due 11/15/22 (b)	BBB	35,000	50,531
Warner Chilcott Corp. 8.75% due 02/01/15	B-	32,000	32,800
Wyeth 4.88% due 01/15/24 (b)(e)	A	50,000	54,280
			304,861
Total Health Care			1,208,486
Industrials—9.7%
Aerospace & Defense—2.3%
DRS Technologies, Inc. 6.88% due 11/01/13	B	100,000	100,750
EDO Corp. 4.00% due 11/15/25 (b)	NR†	50,000	48,125
L-3 Communications Corp. 6.38% due 10/15/15	BB+	25,000	24,750
3.00% due 08/01/35 (b)	BB+	50,000	52,500
Lockheed Martin Corp. 5.12% due 08/15/33 (b)(e)	BBB+	60,000	79,621
			305,746
Commercial Services & Supplies—2.8%
CHC Helicopter Corp. 7.38% due 05/01/14	B	50,000	48,188
Clarke American Corp. 11.75% due 12/15/13	B-	25,000	26,750
CRA International, Inc. 2.88% due 06/15/34 (b)	NR†	45,000	65,925
FTI Consulting, Inc. 3.75% due 07/15/12 (b)	B	50,000	57,500
7.75% due 10/01/16 (c)	B+	50,000	51,875
Iron Mountain, Inc. 7.75% due 01/15/15	B	50,000	51,000
Rental Services Corp. 9.50% due 12/01/14 (c)	B-	50,000	51,625
United Rentals North America, Inc. 7.75% due 11/15/13	B	25,000	25,094
			377,957

	S&P Ratings (Unaudited)	Principal Amount	Value
Construction & Engineering—0.9%
Fluor Corp. 1.50% due 02/15/24 (b)	BBB+	$50,000	$74,687
Ply Gem Industries, Inc. 9.00% due 02/15/12	CCC+	50,000	42,500
			117,187
Electrical Equipment—1.1%
NXP BV 9.50% due 10/15/15 (c)	B+	75,000	76,875
Roper Industries, Inc. 1.48% due 01/15/34 (a)(b)	BB-	100,000	65,000
			141,875
Industrial Conglomerates—0.5%
Park-Ohio Industries, Inc. 8.38% due 11/15/14	B-	75,000	69,937
Machinery—0.5%
Dresser-Rand Group, Inc. 7.38% due 11/01/14	B	22,000	22,165
Gardner Denver, Inc. 8.00% due 05/01/13	B	50,000	52,000
			74,165
Road & Rail—1.1%
Ashtead Capital, Inc. 9.00% due 08/15/16 (c)	B	25,000	26,750
CSX Corp. 0.00% due 10/30/21 (b)(d)	BBB	100,000	123,375
			150,125
Trading Companies & Distributors—0.4%
Interline Brands, Inc. 8.13% due 06/15/14	B	50,000	51,375
Total Industrials			1,288,367
Information Technology—3.4%
Communications Equipment—0.3%
Comverse Technology, Inc. 0.00% due 05/15/23 (b)(d)	BB-	35,000	44,013
Computers & Peripherals—0.2%
Sandisk Corp. 1.00% due 05/15/13 (b)	BB-	25,000	22,125
Internet Software & Services—0.2%
Openwave Systems, Inc.	NR†
2.75% due 09/09/08 (b)		25,000	24,000
IT Services—0.6%
SunGard Data Systems, Inc. 9.13% due 08/15/13	B-	50,000	52,500
10.25% due 08/15/15	B-	25,000	26,688
			79,188

See Notes to Financial Statements.
57

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	S&P Ratings (Unaudited)	Principal Amount	Value
Semiconductors & Semiconductor Equipment—1.5%
Cypress Semiconductor Corp. 1.25% due 06/15/08 (b)	B-	$15,000	$18,694
Freescale Semiconductor, Inc. 8.88% due 12/15/14 (c)	B	50,000	49,812
Intel Corp. 2.95% due 12/15/35 (b)	A-	25,000	22,625
LSI Logic Corp. 4.00% due 05/15/10 (b)	B	100,000	102,625
			193,756
Software—0.6%
Serena Software, Inc. 10.38% due 03/15/16	CCC+	25,000	26,531
Symantec Corp. 0.75% due 06/15/11 (b)(c)	NR†	50,000	60,250
			86,781
Total Information Technology			449,863
Materials—11.4%
Chemicals—2.7%
Equistar Chemicals LP 7.55% due 02/15/26	BB-	25,000	23,750
Hercules, Inc. 6.75% due 10/15/29	B+	125,000	122,500
Huntsman International LLC 7.88% due 11/15/14 (c)	B	50,000	50,375
Huntsman LLC 11.50% due 07/15/12	B	27,000	30,442
Lyondell Chemical Co. 8.00% due 09/15/14	B+	50,000	51,875
Mosaic Global Holdings, Inc. 7.30% due 01/15/28	B+	25,000	23,000
Rhodia SA 8.88% due 06/01/11	B-	32,000	33,760
Rockwood Specialties Group, Inc. 7.50% due 11/15/14	B-	30,000	30,225
			365,927
Containers & Packaging—4.3%
Berry Plastics Holdings Corp. 8.88% due 09/15/14 (c)	CCC+	75,000	76,125
Crown Cork & Seal Co., Inc. 7.38% due 12/15/26	B	150,000	140,250
Graphic Packaging International Corp. 9.50% due 08/15/13	B-	75,000	79,125
Jefferson Smurfit Corp. U.S. 7.50% due 06/01/13	CCC+	65,000	61,100
Owens-Brockway Glass Container, Inc. 8.88% due 02/15/09	BB-	132,000	134,970
7.75% due 05/15/11	BB-	50,000	51,375
Stone Container Finance 7.38% due 07/15/14	CCC+	25,000	23,250
			566,195

	S&P Ratings (Unaudited)	Principal Amount	Value
Metals & Mining—1.1%
AK Steel Corp. 7.75% due 06/15/12	B+	$30,000	$30,225
Aleris International, Inc. 10.00% due 12/15/16 (c)	B-	45,000	45,112
Allegheny Ludlum Corp. 6.95% due 12/15/25	BB-	50,000	51,000
Novelis, Inc. 7.25% due 02/15/15 (c)	B	25,000	24,188
			150,525
Paper & Forest Products—3.3%
Abitibi-Consolidated, Inc. 8.55% due 08/01/10	B+	60,000	57,000
Bowater, Inc. 9.50% due 10/15/12	B+	50,000	51,750
6.50% due 06/15/13	B+	50,000	45,625
Buckeye Technologies, Inc. 8.00% due 10/15/10	B	150,000	150,000
Catalyst Paper Corp. 7.38% due 03/01/14	B+	50,000	47,375
Domtar, Inc. 7.88% due 10/15/11	B+	50,000	51,875
Tembec Industries, Inc. 7.75% due 03/15/12	CCC-	50,000	29,250
			432,875
Total Materials			1,515,522
Telecommunication Services—7.3%
Diversified Telecommunication Services—3.5%
Cincinnati Bell, Inc. 8.38% due 01/15/14	B-	100,000	102,750
Nordic Telephone Co. Holdings 8.88% due 05/01/16 (c)	B	75,000	80,250
Qwest Capital Funding, Inc. 7.90% due 8/15/10	B+	200,000	208,250
Qwest Communications International, Inc. 3.50% due 11/15/25 (b)	B+	20,000	31,275
Syniverse Technologies, Inc. 7.75% due 08/15/13	B	50,000	49,875
			472,400
Telecommunications Equipment—0.2%
Hellas Telecommunications Luxembourg II 11.12% due 01/15/15 (c)(e)	CCC+	25,000	25,094
Wireless Telecommunication Services—3.6%
Centennial Communications Corp. 10.00% due 01/01/13	CCC	50,000	53,188
Dobson Communications Corp. 8.88% due 10/01/13	CCC	75,000	76,406

See Notes to Financial Statements.
58

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	S&P Ratings (Unaudited)	Principal Amount	Value
Nextel Communications, Inc. 7.38% due 08/01/15	BBB+	$60,000	$61,526
Nextel Partners, Inc. 8.13% due 07/01/11	BBB+	100,000	104,125
Rogers Wireless, Inc. 7.25% due 12/15/12	BB+	25,000	26,500
Rural Cellular Corp. 9.75% due 01/15/10	CCC	75,000	77,062
UbiquiTel Operating Co. 9.88% due 03/01/11	BBB+	70,000	75,600
			474,407
Total Telecommunication Services			971,901
U.S. Government Securities—9.0%
U.S. Government Agencies—7.1%
Federal National Mortgage Assn. 6.00% due 01/01/33	AAA	36,629	36,963
6.00% due 03/01/33	AAA	201,247	203,083
6.00% due 05/01/33	AAA	228,430	230,515
6.00% due 04/01/35	AAA	77,394	77,974
6.50% due 05/01/35	AAA	63,233	64,486
6.50% due 02/01/36	AAA	150,332	153,198
6.00% due 03/01/36	AAA	93,832	94,467
6.50% due 06/01/36	AAA	89,829	91,523
			952,209
U.S. Treasuries—1.9%
U.S. Treasury Note 5.00% due 02/15/11	AAA	250,000	253,125
Total U.S. Government Securities			1,205,334
Utilities—7.3%
Electric Utilities—4.2%
Duke Energy Corp. 5.38% due 01/01/09	BBB	100,000	99,797
Edison Mission Energy 7.75% due 06/15/16	BB-	100,000	106,000
Midwest Generation LLC 8.75% due 05/01/34	B+	100,000	108,500
Nevada Power Co. 5.88% due 01/15/15	BB+	100,000	99,537
Virginia Electric & Power Co. 4.50% due 12/15/10	BBB	150,000	145,339
			559,173
Gas Utilities—1.1%
MarkWest Energy Partners LP 6.88% due 11/01/14	B	30,000	28,950
8.50% due 07/15/16 (c)	B	25,000	26,000
SEMCO Energy, Inc. 7.13% due 05/15/08	BB-	100,000	99,899
			154,849

	S&P Ratings (Unaudited)	Principal Amount	Value
Independent Power Producers & Energy Traders—1.4%
Mirant Americas Generation, Inc. 9.13% due 05/01/31	B-	$100,000	$106,000
Mirant North America LLC 7.38% due 12/31/13	B-	25,000	25,375
NRG Energy, Inc. 7.38% due 02/01/16	B-	50,000	50,250
			181,625
Multi-Utilities & Unregulated Power—0.6%
Dynegy Holdings, Inc. 8.38% due 05/01/16	B-	75,000	78,750
Total Utilities			974,397
Total Fixed Income Investments (Cost—$12,151,356)			12,303,105
		Shares
Convertible Preferred Stocks—4.9%
Consumer Discretionary—0.3%
Automobiles—0.3%
Ford Motor Co. Capital Trust II		1,000	34,200
Energy—0.5%
Oil, Gas & Consumable Fuels—0.5%
Chesapeake Energy Corp.		350	33,635
El Paso Corp.		25	33,125
Total Energy			66,760
Financials—0.9%
Commercial Banks—0.6%
Marshall & Ilsley Corp.		3,000	81,810
Diversified Financial Services—0.3%
Morgan Stanley (c)		1,150	34,427
Total Financials			116,237
Health Care—0.8%
Pharmaceuticals—0.8%
Schering-Plough Corp.		1,800	102,402
Utilities—2.5%
Electric Utilities—1.4%
PNM Resources, Inc.		3,500	184,940
Multi-Utilities & Unregulated Power—1.1%
CMS Energy Corp.		1,000	87,750
Williams Holdings of Delaware		500	61,250
			149,000
Total Utilities			333,940
Total Convertible Preferred Stocks (Cost—$610,633)			653,539
Common Stocks—1.5%
Consumer Staples—0.6%
Beverages—0.6%
Constellations Brands, Inc. *		2,927	84,942
Financials—0.6%
Insurance—0.6%
Chubb Corp.		1,400	74,074
Information Technology—0.3%
Communications Equipment—0.3%
Avaya, Inc. *		2,808	39,256
Total Common Stocks (Cost—$164,068)			198,272

See Notes to Financial Statements.
59

MLIG Variable Insurance Trust—
Roszel/Lord Abbett Bond Debenture Portfolio
Schedule of Investments as of December 31, 2006 (continued)  (in U.S. dollars)

	Principal Amount	Value
Short-Term Securities—0.3%
Repurchase Agreement **—0.3%
Nomura Securities International, Inc., 5.02%, dated 12/29/06, due 01/02/07, total to be received $33,678 (Cost—$33,659)	$33,659	$33,659
Total Investments—98.9% (Cost—$12,959,716)		13,188,575
Other Assets Less Liabilities—1.1%		149,784
Net Assets—100%		$13,338,359

†  Not rated by Standard & Poor's Corporation or Moody's Investor Service, Inc.

*  Non-income producing security.

**  The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

(a)  Step bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006.

(b)  Convertible bond.

(c)  Security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

(d)  Zero coupon security—rate disclosed is yield as of December 31, 2006.

(e)  Floating / Variable rate bond. Rate disclosed is as of December 31, 2006.

See Notes to Financial Statements.
60

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2006

	Roszel/Marsico Large Cap Growth Portfolio	Roszel/ Lord Abbett Affiliated Portfolio	Roszel/Allianz CCM Capital Appreciation Portfolio	Roszel/ Lord Abbett Mid Cap Value Portfolio
Assets:
Investments, at cost	$4,995,913	$51,786,873	$152,291,595	$123,592,192
Investments, at value	5,114,125	55,480,022	161,508,396	145,004,683
Repurchase agreements, at value	553,500	3,282,063	6,094,184	9,972,417
Total investments, at value	5,667,625	58,762,085	167,602,580	154,977,100
Cash	—	1,862	—	15,580
Segregated cash balances with brokers for open short positions	—	—	—	—
Receivables:
Capital shares sold	—	107,411	7,083	71,699
Investment advisor	703	—	—	—
Dividends and interest	3,987	94,088	198,706	218,072
Investments sold	—	425,799	463,911	—
Prepaid insurance	243	1,405	7,484	5,937
Total assets	5,672,558	59,392,650	168,279,764	155,288,388
Liabilities:
Payables:
Administrative fees	1,704	9,767	35,443	32,046
Capital shares redeemed	478,618	9,679	143,159	4,708,218
Investment advisor	—	34,674	115,620	136,849
Investments purchased	240,390	1,185,615	—	88,090
Transfer agent fees	1,256	2,641	6,311	5,781
Trustees' fees	33	330	3,355	3,015
Payable for securities sold short	—	—	—	—
Accrued expenses	27,648	38,792	55,753	55,616
Total liabilities	749,649	1,281,498	359,641	5,029,615
Net Assets	$4,922,909	$58,111,152	$167,920,123	$150,258,773
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$436	$4,362	$12,599	$11,762
Paid-in capital	4,287,876	48,151,583	135,131,416	99,894,013
Accumulated undistributed investment income (loss)—net	2,221	484,966	524,858	688,043
Accumulated realized capital gain (loss) on investments—net	(39,336)	2,495,029	16,940,265	18,280,047
Unrealized appreciation (depreciation) on:
Investments—net	671,712	6,975,212	15,310,985	31,384,908
Short sales—net	—	—	—	—
Net Assets	$4,922,909	$58,111,152	$167,920,123	$150,258,773
Shares Outstanding	436,251	4,362,331	12,598,806	11,762,427
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$11.28	$13.32	$13.33	$12.77

See Notes to Financial Statements.
61

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2006 (continued)

	Roszel/ Seligman Mid Cap Growth Portfolio	Roszel/ Allianz NFJ Small Cap Value Portfolio	Roszel/ JPMorgan Small Cap Growth Portfolio	Roszel/ Delaware Trend Portfolio
Assets:
Investments, at cost	$47,756,735	$90,787,358	$67,815,225	$31,448,153
Investments, at value	49,070,609	107,579,862	76,164,179	36,800,616
Repurchase agreements, at value	2,104,132	4,896,759	—	279,311
Short-term securities, at value	—	—	1,391,629	—
Total investments, at value	51,174,741	112,476,621	77,555,808	37,079,927
Cash	—	—	8,619	1,305
Segregated cash balances with brokers for open short positions	—	—	—	—
Receivables:
Capital shares sold	8,742	19,287	—	—
Investment advisor	—	—	—	—
Dividends and interest	28,014	192,220	34,788	6,780
Investments sold	11,220	417,683	269,843	145,958
Prepaid insurance	2,114	4,479	3,182	1,944
Total assets	51,224,831	113,110,290	77,872,240	37,235,914
Liabilities:
Payables:
Administrative fees	12,580	21,143	16,376	10,240
Capital shares redeemed	146,940	2,038,925	64,896	31,091
Investment advisor	30,593	93,032	53,061	21,942
Investments purchased	390,873	163,884	55,280	122,430
Transfer agent fees	2,285	4,456	4,424	2,778
Trustees' fees	1,865	2,550	2,202	1,298
Payable for securities sold short	—	—	—	—
Accrued expenses	37,697	46,100	44,409	37,009
Total liabilities	622,833	2,370,090	240,648	226,788
Net Assets	$50,601,998	$110,740,200	$77,631,592	$37,009,126
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$3,951	$7,302	$6,284	$2,818
Paid-in capital	42,908,547	74,384,621	56,120,175	26,929,160
Accumulated undistributed investment income (loss)—net	(318)	2,414,665	(3,163)	—
Accumulated realized capital gain (loss) on investments—net	4,271,812	12,244,349	11,767,713	4,445,374
Unrealized appreciation (depreciation) on:
Investments—net	3,418,006	21,689,263	9,740,583	5,631,774
Short sales—net	—	—	—	—
Net Assets	$50,601,998	$110,740,200	$77,631,592	$37,009,126
Shares Outstanding	3,950,568	7,302,499	6,283,651	2,818,382
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$12.81	$15.16	$12.35	$13.13

See Notes to Financial Statements.
62

MLIG Variable Insurance Trust
Statements of Assets and Liabilities as of December 31, 2006 (concluded)

	Roszel/ JPMorgan Multi-Cap Market Neutral Portfolio	Roszel/Lord Abbett Bond Debenture Portfolio
Assets:
Investments, at cost	$15,408,608	$12,959,716
Investments, at value	16,446,358	13,154,916
Repurchase agreements, at value	—	33,659
Total investments, at value	16,446,358	13,188,575
Cash	26,574	—
Segregated cash balances with brokers for open short positions	16,100,894	—
Receivables:
Capital shares sold	497,960	26,142
Investment advisor	38,701	—
Dividends and interest	84,550	189,354
Investments sold	—	4,065
Prepaid insurance	—	394
Total assets	33,195,037	13,408,530
Liabilities:
Payables:
Administrative fees	3,137	4,227
Capital shares redeemed	—	29,355
Investment advisor	46,298	3,992
Investments purchased	—	—
Transfer agent fees	669	1,256
Trustees' fees	—	182
Dividends payable on securities sold short	9,311	—
Payable for securities sold short (a)	15,496,910	—
Accrued expenses	32,342	31,159
Total liabilities	15,588,667	70,171
Net Assets	$17,606,370	$13,338,359
Net Assets Consist of:
Capital Stock, $0.001 par value (unlimited shares authorized)	$1,721	$1,187
Paid-in capital	17,249,657	13,006,103
Accumulated undistributed investment income (loss)—net	220,467	79,744
Accumulated realized capital gain (loss) on investments—net	(88,924)	22,466
Unrealized appreciation (depreciation) on:
Investments—net	1,037,750	228,859
Short sales—net	(814,301)	—
Net Assets	$17,606,370	$13,338,359
Shares Outstanding	1,720,704	1,186,932
Net Asset Value, offering price and redemption price per share (net assets ÷ shares outstanding)	$10.23	$11.24

(a) Proceeds from securities sold short on the Roszel/JP Morgan Multi-Cap Market Neutral Portfolio were $14,682,609.

See Notes to Financial Statements.
63

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2006

	Roszel/ Marsico Large Cap Growth Portfolio	Roszel/Lord Abbett Affiliated Portfolio	Roszel/ Allianz CCM Capital Appreciation Portfolio	Roszel/Lord Abbett Mid Cap Value Portfolio
Investment Income:
Dividends	$38,311	$875,673	$2,089,202	$2,307,733
Interest	14,764	72,026	211,350	194,982
Less: Foreign taxes withheld	—	(830)	—	(699)
Total income	53,075	946,869	2,300,552	2,502,016
Expenses:
Investment advisory fees	36,394	339,179	1,367,298	1,344,384
Professional fees	20,019	26,204	50,500	47,093
Administrative services	17,007	83,470	289,893	270,871
Custodian fees	11,199	26,162	27,489	33,992
Transfer agent fees	7,501	14,428	41,426	36,877
Recoupment fees	—	—	—	25,380
Printing and shareholder reports	1,485	6,838	31,480	27,634
Trustees' fees and expenses	484	4,569	20,532	18,926
Dividend expense on short positions	—	—	—	—
Other	2,069	4,808	14,389	14,537
Total expenses before expense reductions	96,158	505,658	1,843,007	1,819,694
Less: Advisory fee waivers and reimbursements, if any	(46,115)	(39,142)	—	—
Less: Reductions from commission recapture agreements, if any	(140)	(4,637)	(67,354)	(6,703)
Net expenses	49,903	461,879	1,775,653	1,812,991
Net investment income (loss)	3,172	484,990	524,899	689,025
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on:
Investments—net	(37,421)	2,612,857	16,986,538	18,956,932
Short sales—net	—	—	—	—
Net realized gain (loss)	(37,421)	2,612,857	16,986,538	18,956,932
Change in unrealized appreciation (depreciation) on:
Investments—net	297,675	3,947,238	(6,916,551)	(2,010,122)
Short sales—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	297,675	3,947,238	(6,916,551)	(2,010,122)
Total realized and unrealized gain (loss)—net	260,254	6,560,095	10,069,987	16,946,810
Net Increase (Decrease) in Net Assets Resulting from Operations	$263,426	$7,045,085	$10,594,886	$17,635,835

See Notes to Financial Statements.
64

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2006 (continued)

	Roszel/ Seligman Mid Cap Growth Portfolio	Roszel/ Allianz NFJ Small Cap Value Portfolio	Roszel/ JPMorgan Small Cap Growth Portfolio	Roszel/ Delaware Trend Portfolio
Investment Income:
Dividends	$332,560	$3,557,172	$212,080	$132,590
Interest	74,490	191,387	81,798	37,758
Less: Foreign taxes withheld	—	(6,368)	—	—
Total income	407,050	3,742,191	293,878	170,348
Expenses:
Investment advisory fees	476,818	980,440	771,729	344,328
Professional fees	29,760	40,097	34,268	26,580
Administrative services	106,995	200,883	146,315	82,557
Custodian fees	19,583	23,511	30,212	24,404
Transfer agent fees	12,449	26,082	19,463	19,516
Recoupment fees	—	10,701	—	—
Printing and shareholder reports	10,074	19,354	14,022	10,413
Trustees' fees and expenses	7,653	14,418	10,440	4,935
Dividend expense on short positions	—	—	—	—
Other	6,231	11,106	8,087	4,296
Total expenses before expense reductions	669,563	1,326,592	1,034,536	517,029
Less: Advisory fee waivers and reimbursements, if any	(24,580)	—	(18,909)	(51,252)
Less: Reductions from commission recapture agreements, if any	(68,725)	(8,620)	(283)	(7,601)
Net expenses	576,258	1,317,972	1,015,344	458,176
Net investment income (loss)	(169,208)	2,424,219	(721,466)	(287,828)
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on:
Investments—net	4,597,367	12,275,518	12,560,493	4,929,303
Short sales—net	—	—	—	—
Net realized gain (loss)	4,597,367	12,275,518	12,560,493	4,929,303
Change in unrealized appreciation (depreciation) on:
Investments—net	(1,675,010)	8,068,460	(106,088)	(2,002,239)
Short sales—net	—	—	—	—
Net change in unrealized appreciation (depreciation)	(1,675,010)	8,068,460	(106,088)	(2,002,239)
Total realized and unrealized gain (loss)—net	2,922,357	20,343,978	12,454,405	2,927,064
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,753,149	$22,768,197	$11,732,939	$2,639,236

See Notes to Financial Statements.
65

MLIG Variable Insurance Trust
Statements of Operations for the Year Ended December 31, 2006 (concluded)

	Roszel/ JPMorgan Multi-Cap Market Neutral Portfolio (a)	Roszel/Lord Abbett Bond Debenture Portfolio
Investment Income:
Dividends	$70,267	$44,982
Interest	350,727	776,248
Less: Foreign taxes withheld	(84)	—
Total income	420,910	821,230
Expenses:
Investment advisory fees	107,204	101,517
Professional fees	22,095	26,436
Administrative services	18,897	38,197
Custodian fees	18,275	13,042
Transfer agent fees	1,919	7,501
Recoupment fees	—	—
Printing and shareholder reports	821	1,971
Trustees' fees and expenses	478	1,417
Dividend expense on short positions	70,676	—
Other	1,250	2,943
Total expenses before expense reductions	241,615	193,024
Less: Advisory fee waivers and reimbursements, if any	(38,701)	(53,432)
Less: Reductions from commission recapture agreements, if any	—	—
Net expenses	202,914	139,592
Net investment income (loss)	217,996	681,638
Realized and Unrealized Gain (Loss) on:
Realized gain (loss) on:
Investments—net	212,708	38,368
Short sales—net	(298,936)	—
Net realized gain (loss)	(86,228)	38,368
Change in unrealized appreciation (depreciation) on:
Investments—net	1,037,750	409,772
Short sales—net	(814,301)	—
Net change in unrealized appreciation (depreciation)	223,449	409,772
Total realized and unrealized gain (loss)—net	137,221	448,140
Net Increase (Decrease) in Net Assets Resulting from Operations	$355,217	$1,129,778

(a) For the period June 29, 2006 (commencement of investment operations) to December 31, 2006.

See Notes to Financial Statements.
66

MLIG Variable Insurance Trust
Statements of Changes in Net Assets

	Roszel/Marsico Large Cap Growth Portfolio		Roszel/Lord Abbett Affiliated Portfolio
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$3,172	$(3,683)	$484,990	$348,628
Net realized gain (loss)	(37,421)	214,429	2,612,857	2,004,697
Change in unrealized appreciation Net change in unrealized appreciation (depreciation)	297,675	(95,724)	3,947,238	(1,043,784)
Net increase (decrease) in net assets resulting from operations	263,426	115,022	7,045,085	1,309,541
Distributions to Shareholders From:
Investment Income—net	—	(2,561)	(348,639)	(262,786)
Realized gains—net	(212,026)	(213,238)	(1,926,841)	(3,156,941)
Total distributions	(212,026)	(215,799)	(2,275,480)	(3,419,727)
Capital Share Transactions:
Shares sold	2,787,765	1,612,768	21,263,642	6,869,372
Shares issued on reinvestment of distributions	212,026	215,799	2,275,480	3,419,727
Shares redeemed	(2,161,073)	(1,864,986)	(8,773,537)	(5,893,613)
Net increase (decrease) in net assets derived from capital share transactions	838,718	(36,419)	14,765,585	4,395,486
Net Assets:
Total increase (decrease) in net assets	890,118	(137,196)	19,535,190	2,285,300
Beginning of period	4,032,791	4,169,987	38,575,962	36,290,662
End of period	$4,922,909	$4,032,791	$58,111,152	$38,575,962
Net Assets include undistributed (overdistributed) investment income (loss)—net	$2,221	$(950)	$484,966	$348,615
Share Transactions:
Shares sold	249,998	150,513	1,673,498	560,166
Shares issued on reinvestment of distributions	19,909	20,911	189,150	300,504
Shares redeemed	(194,488)	(172,004)	(692,550)	(490,297)
Net increase (decrease) in shares outstanding	75,419	(580)	1,170,098	370,373

See Notes to Financial Statements.
67

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Allianz CCM Capital Appreciation Portfolio		Roszel/Lord Abbett Mid Cap Value Portfolio
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$524,899	$361,315	$689,025	$761,326
Net realized gain (loss)	16,986,538	21,735,443	18,956,932	20,517,321
Change in unrealized appreciation Net change in unrealized appreciation (depreciation)	(6,916,551)	(6,436,632)	(2,010,122)	(8,016,039)
Net increase (decrease) in net assets resulting from operations	10,594,886	15,660,126	17,635,835	13,262,608
Distributions to Shareholders From:
Investment Income—net	(361,330)	(814,135)	(716,133)	(621,312)
Realized gains—net	(21,702,718)	(1,315,954)	(20,656,765)	(13,425,129)
Total distributions	(22,064,048)	(2,130,089)	(21,372,898)	(14,046,441)
Capital Share Transactions:
Shares sold	21,821,422	14,162,730	14,946,146	22,933,031
Shares issued on reinvestment of distributions	22,064,048	2,130,089	21,372,898	14,046,441
Shares redeemed	(38,707,029)	(39,088,684)	(45,747,485)	(30,188,544)
Net increase (decrease) in net assets derived from capital share transactions	5,178,441	(22,795,865)	(9,428,441)	6,790,928
Net Assets:
Total increase (decrease) in net assets	(6,290,721)	(9,265,828)	(13,165,504)	6,007,095
Beginning of period	174,210,844	183,476,672	163,424,277	157,417,182
End of period	$167,920,123	$174,210,844	$150,258,773	$163,424,277
Net Assets include undistributed (overdistributed) investment income (loss)—net	$524,858	$361,289	$688,043	$759,665
Share Transactions:
Shares sold	1,530,880	1,024,693	1,119,178	1,752,481
Shares issued on reinvestment of distributions	1,714,378	161,005	1,856,898	1,132,778
Shares redeemed	(2,809,733)	(2,869,888)	(3,606,479)	(2,348,139)
Net increase (decrease) in shares outstanding	435,525	(1,684,190)	(630,403)	537,120

See Notes to Financial Statements.
68

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/Seligman Mid Cap Growth Portfolio		Roszel/Allianz NFJ Small Cap Value Portfolio
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(169,208)	$(251,260)	$2,424,219	$1,864,638
Net realized gain (loss)	4,597,367	6,856,717	12,275,518	13,848,816
Change in unrealized appreciation Net change in unrealized appreciation (depreciation)	(1,675,010)	15,721	8,068,460	(2,819,825)
Net increase (decrease) in net assets resulting from operations	2,753,149	6,621,178	22,768,197	12,893,629
Distributions to Shareholders From:
Investment Income—net	—	—	(1,571,901)	(1,352,132)
Realized gains—net	(6,633,684)	(2,444,296)	(13,980,260)	(7,251,667)
Total distributions	(6,633,684)	(2,444,296)	(15,552,161)	(8,603,799)
Capital Share Transactions:
Shares sold	3,025,740	13,965,550	11,350,551	30,775,968
Shares issued on reinvestment of distributions	6,633,684	2,444,296	15,552,161	8,603,799
Shares redeemed	(16,860,313)	(8,828,452)	(40,086,090)	(23,918,410)
Net increase (decrease) in net assets derived from capital share transactions	(7,200,889)	7,581,394	(13,183,378)	15,461,357
Net Assets:
Total increase (decrease) in net assets	(11,081,424)	11,758,276	(5,967,342)	19,751,187
Beginning of period	61,683,422	49,925,146	116,707,542	96,956,355
End of period	$50,601,998	$61,683,422	$110,740,200	$116,707,542
Net Assets include undistributed (overdistributed) investment income (loss)—net	$(318)	$(948)	$2,414,665	$1,848,776
Share Transactions:
Shares sold	218,845	1,072,625	755,034	2,195,220
Shares issued on reinvestment of distributions	551,428	195,231	1,112,458	647,877
Shares redeemed	(1,291,678)	(673,845)	(2,684,954)	(1,677,818)
Net increase (decrease) in shares outstanding	(521,405)	594,011	(817,462)	1,165,279

See Notes to Financial Statements.
69

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (continued)

	Roszel/JPMorgan Small Cap Growth Portfolio		Roszel/Delaware Trend Portfolio
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$(721,466)	$(764,060)	$(287,828)	$(348,001)
Net realized gain (loss)	12,560,493	6,783,534	4,929,303	5,296,780
Change in unrealized appreciation Net change in unrealized appreciation (depreciation)	(106,088)	(136,037)	(2,002,239)	(5,690,280)
Net increase (decrease) in net assets resulting from operations	11,732,939	5,883,437	2,639,236	(741,501)
Distributions to Shareholders From:
Investment Income—net	—	—	—	—
Realized gains—net	(6,076,001)	(11,793,697)	(5,118,882)	(904,551)
Total distributions	(6,076,001)	(11,793,697)	(5,118,882)	(904,551)
Capital Share Transactions:
Shares sold	4,129,971	15,643,453	5,148,035	3,765,975
Shares issued on reinvestment of distributions	6,076,001	11,793,697	5,118,882	904,551
Shares redeemed	(20,923,130)	(12,516,857)	(13,319,474)	(39,717,818)
Net increase (decrease) in net assets derived from capital share transactions	(10,717,158)	14,920,293	(3,052,557)	(35,047,292)
Net Assets:
Total increase (decrease) in net assets	(5,060,220)	9,010,033	(5,532,203)	(36,693,344)
Beginning of period	82,691,812	73,681,779	42,541,329	79,234,673
End of period	$77,631,592	$82,691,812	$37,009,126	$42,541,329
Net Assets include undistributed (overdistributed) investment income (loss)—net	$(3,163)	$(9,488)	$—	$—
Share Transactions:
Shares sold	330,769	1,320,241	359,473	288,969
Shares issued on reinvestment of distributions	524,697	1,130,747	412,813	72,538
Shares redeemed	(1,733,469)	(1,092,435)	(1,001,361)	(3,131,146)
Net increase (decrease) in shares outstanding	(878,003)	1,358,553	(229,075)	(2,769,639)

See Notes to Financial Statements.
70

MLIG Variable Insurance Trust
Statements of Changes in Net Assets (concluded)

	Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	Roszel/Lord Abbett Bond Debenture Portfolio
	Period Ended December 31,	Year Ended December 31,
	2006 (a)	2006	2005
Increase (Decrease) in Net Assets:
Operations:
Investment income (loss)—net	$217,996	$681,638	$764,734
Net realized gain (loss)	(86,228)	38,368	295,014
Change in unrealized appreciation Net change in unrealized appreciation (depreciation)	223,449	409,772	(726,877)
Net increase (decrease) in net assets resulting from operations	355,217	1,129,778	332,871
Distributions to Shareholders From:
Investment Income—net	—	(708,546)	(795,740)
Realized gains—net	—	(267,083)	(318,510)
Total distributions	—	(975,629)	(1,114,250)
Capital Share Transactions:
Shares sold	17,378,422	3,178,451	4,191,029
Shares issued on reinvestment of distributions	—	975,629	1,114,250
Shares redeemed	(127,269)	(3,239,741)	(7,114,032)
Net increase (decrease) in net assets derived from capital share transactions	17,251,153	914,339	(1,808,753)
Net Assets:
Total increase (decrease) in net assets	17,606,370	1,068,488	(2,590,132)
Beginning of period	—	12,269,871	14,860,003
End of period	$17,606,370	$13,338,359	$12,269,871
Net Assets include undistributed (overdistributed) investment income (loss)—net	$220,467	$79,744	$101,726
Share Transactions:
Shares sold	1,733,371	288,567	371,957
Shares issued on reinvestment of distributions	—	89,010	99,414
Shares redeemed	(12,667)	(292,255)	(635,119)
Net increase (decrease) in shares outstanding	1,720,704	85,322	(163,748)

(a) For the period June 29, 2006 (commencement of investment operations) to December 31, 2006.

See Notes to Financial Statements.
71

MLIG Variable Insurance Trust
Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements and are intended to help you understand the financial performance of the Portfolios since inception. Per Share Operating Performance reflects financial results for a single Portfolio share. Total Return represents the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions).

	Roszel/Marsico Large Cap Growth Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.18	$11.54	$11.32	$8.97	$10.00
Investment income (loss)—net (a)(g)	0.01	(0.01)	0.01	(0.00)†	0.01
Realized and unrealized gain (loss) on investments—net	0.60	0.30	0.48	2.37	(1.04)
Total from investment operations	0.61	0.29	0.49	2.37	(1.03)
Distributions to shareholders from:
Investment income—net	—	(0.01)	(0.00)†	(0.02)	—
Realized gains—net	(0.51)	(0.64)	(0.27)	—	—
Total distributions	(0.51)	(0.65)	(0.27)	(0.02)	—
Net asset value, end of period	$11.28	$11.18	$11.54	$11.32	$8.97
Total Return (b)	5.69%	2.92%	4.53%	26.40%	(10.30	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	2.11%	2.10%	2.27%	3.07%	10.21	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10%	1.08%	0.89%	0.94%	1.02	%(d)
Investment income (loss)—net before expense reductions (e)	(0.95)%	(1.11)%	(1.30)%	(2.12)%	(9.06	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.07%	(0.11)%	(0.13)%	(0.15)%	0.05	%(d)
Investment income (loss)—net of all reductions (g)	0.07%	(0.09)%	0.08%	0.01%	0.13	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$4,923	$4,033	$4,170	$3,905	$2,337
Portfolio turnover rate	61%	97%	149%	103%	72	%(c)

	Roszel/Lord Abbett Affiliated Portfolio
	Year Ended December 31,			May 1, 2003* to December 31,
	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$12.08	$12.86	$12.11	$10.00
Investment income (loss)—net (a)(g)	0.15	0.11	0.10	0.07
Realized and unrealized gain (loss) on investments—net	1.88	0.23	1.21	2.04
Total from investment operations	2.03	0.34	1.31	2.11
Distributions to shareholders from:
Investment income—net	(0.12)	(0.09)	(0.05)	—
Realized gains—net	(0.67)	(1.03)	(0.51)	—
Total distributions	(0.79)	(1.12)	(0.56)	—
Net asset value, end of period	$13.32	$12.08	$12.86	$12.11
Total Return (b)	17.50%	3.18%	11.27%	21.10	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.19%	1.20%	1.26%	1.61	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.09%	1.08%	1.07%	0.80	%(d)
Investment income (loss)—net before expense reductions (e)	1.04%	0.80%	0.60%	0.14	%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	1.13%	0.90%	0.76%	0.65	%(d)
Investment income (loss)—net of all reductions (g)	1.14%	0.92%	0.79%	0.95	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$58,111	$38,576	$36,291	$36,472
Portfolio turnover rate	62%	49%	89%	65	%(c)

See Notes to Financial Statements.
72

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Allianz CCM Capital Appreciation Portfolio
	Year Ended December 31,			May 1, 2003* to December 31,
	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$14.32	$13.25	$11.83	$10.00
Investment income (loss)—net (a)(g)	0.04	0.03	0.06	(0.01)
Realized and unrealized gain (loss) on investments—net	0.82	1.20	1.44	1.84
Total from investment operations	0.86	1.23	1.50	1.83
Distributions to shareholders from:
Investment income—net	(0.03)	(0.06)	—	—
Realized gains—net	(1.82)	(0.10)	(0.08)	—
Total distributions	(1.85)	(0.16)	(0.08)	—
Net asset value, end of period	$13.33	$14.32	$13.25	$11.83
Total Return (b)	6.46%	9.42%	12.80%	18.30	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.08%	1.07%	1.10%	1.21	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.08%	1.07%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.04%	1.04%	1.06%	1.01	%(d)
Investment income (loss)—net before expense reductions (e)	0.27%	0.17%	0.42%	(0.36	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.27%	0.17%	0.42%	(0.25	)%(d)
Investment income (loss)—net of all reductions (g)	0.31%	0.20%	0.46%	(0.16	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$167,920	$174,211	$183,477	$169,495
Portfolio turnover rate	170%	142%	146%	260	%(c)

	Roszel/Lord Abbett Mid Cap Value Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.19	$13.28	$11.24	$9.04	$10.00
Investment income (loss)—net (a)(g)	0.06	0.06	0.06	0.07	0.05
Realized and unrealized gain (loss) on investments—net	1.34	0.96	2.53	2.16	(1.01)
Total from investment operations	1.40	1.02	2.59	2.23	(0.96)
Distributions to shareholders from:
Investment income—net	(0.06)	(0.05)	(0.07)	(0.03)	—
Realized gains—net	(1.76)	(1.06)	(0.48)	—	—
Total distributions	(1.82)	(1.11)	(0.55)	(0.03)	—
Net asset value, end of period	$12.77	$13.19	$13.28	$11.24	$9.04
Total Return (b)	12.13%	8.23%	23.77%	24.71%	(9.60	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.15%	1.15%	1.15%	1.21%	1.53	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.15%	1.15%	1.15%	1.14%	0.99	%(d)
Investment income (loss)—net before expense reductions (e)	0.43%	0.46%	0.48%	0.62%	0.61	%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	0.43%	0.46%	0.48%	0.68%	0.99	%(d)
Investment income (loss)—net of all reductions (g)	0.43%	0.46%	0.48%	0.69%	1.15	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$150,259	$163,424	$157,417	$137,276	$105,902
Portfolio turnover rate	24%	30%	32%	47%	15	%(c)

See Notes to Financial Statements.
73

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/Seligman Mid Cap Growth Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.79	$12.87	$12.24	$9.18	$10.00
Investment income (loss)—net (a)(g)	(0.04)	(0.06)	(0.07)	(0.06)	(0.02)
Realized and unrealized gain (loss) on investments—net	0.71	1.54	1.11	3.12	(0.80)
Total from investment operations	0.67	1.48	1.04	3.06	(0.82)
Distributions to shareholders from
Realized gains—net	(1.65)	(0.56)	(0.41)	—	—
Net asset value, end of period	$12.81	$13.79	$12.87	$12.24	$9.18
Total Return (b)	5.63%	11.95%	8.57%	33.33%	(8.20	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.19%	1.19%	1.24%	1.43%	2.29	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.03%	1.06%	1.04%	1.10%	0.93	%(d)
Investment income (loss)—net before expense reductions (e)	(0.47)%	(0.58)%	(0.78)%	(0.92)%	(1.75	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.42)%	(0.54)%	(0.69)%	(0.64)%	(0.61	)%(d)
Investment income (loss)—net of all reductions (g)	(0.30)%	(0.45)%	(0.58)%	(0.59)%	(0.39	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$50,602	$61,683	$49,925	$32,793	$14,191
Portfolio turnover rate	203%	193%	214%	144%	60	%(c)
	Roszel/Allianz NFJ Small Cap Value Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$14.37	$13.94	$11.47	$9.33	$10.00
Investment income (loss)—net (a)(g)	0.31	0.25	0.25	0.20	0.09
Realized and unrealized gain (loss) on investments—net	2.64	1.30	2.35	2.90	(0.70)
Total from investment operations	2.95	1.55	2.60	3.10	(0.61)
Distributions to shareholders from:
Investment income—net	(0.22)	(0.18)	—	(0.23)	(0.06)
Realized gains—net	(1.94)	(0.94)	(0.13)	(0.73)	—
Total distributions	(2.16)	(1.12)	(0.13)	(0.96)	(0.06)
Net asset value, end of period	$15.16	$14.37	$13.94	$11.47	$9.33
Total Return (b)	21.82%	11.78%	22.83%	33.19%	(6.10	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.15%	1.15%	1.17%	1.34%	1.99	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.14%	1.13%	1.13%	1.05%	1.14	%(d)
Investment income (loss)—net before expense reductions (e)	2.09%	1.73%	2.13%	1.67%	1.13	%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	2.09%	1.73%	2.15%	1.86%	1.97	%(d)
Investment income (loss)—net of all reductions (g)	2.10%	1.75%	2.17%	1.96%	1.98	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$110,740	$116,708	$96,956	$62,982	$61,194
Portfolio turnover rate	27%	39%	51%	62%	9	%(c)

See Notes to Financial Statements.
74

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/JPMorgan Small Cap Growth Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.55	$12.70	$11.65	$8.50	$10.00
Investment income (loss)—net (a)(g)	(0.11)	(0.11)	(0.11)	(0.09)	(0.03)
Realized and unrealized gain (loss) on investments—net	1.86	0.73	1.16	3.24	(1.47)
Total from investment operations	1.75	0.62	1.05	3.15	(1.50)
Distributions to shareholders from
Realized gains—net	(0.95)	(1.77)	—	—	—
Net asset value, end of period	$12.35	$11.55	$12.70	$11.65	$8.50
Total Return (b)	15.67%	6.41%	9.01%	37.06%	(15.00	)%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.27%	1.26%	1.29%	1.39%	2.02	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.25%	1.25%	1.25%	1.25%	1.25	%(d)
Expenses net of all reductions (g)	1.25%	1.25%	1.25%	1.24%	1.25	%(d)
Investment income (loss)—net before expense reductions (e)	(0.91)%	(1.00)%	(0.96)%	(1.09)%	(1.55	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.89)%	(0.99)%	(0.92)%	(0.95)%	(0.78	)%(d)
Investment income (loss)—net of all reductions (g)	(0.89)%	(0.99)%	(0.92)%	(0.94)%	(0.78	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$77,632	$82,692	$73,682	$73,396	$44,483
Portfolio turnover rate	87%	115%	111%	46%	34	%(c)

	Roszel/Delaware Trend Portfolio
	Year Ended December 31,			May 1, 2003* to December 31,
	2006	2005	2004	2003
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$13.96	$13.62	$12.39	$10.00
Investment income (loss)—net (a)(g)	(0.10)	(0.08)	(0.09)	(0.05)
Realized and unrealized gain (loss) on investments—net	1.06	0.69	1.51	2.44
Total from investment operations	0.96	0.61	1.42	2.39
Distributions to shareholders from
Realized gains—net	(1.79)	(0.27)	(0.19)	—
Net asset value, end of period	$13.13	$13.96	$13.62	$12.39
Total Return (b)	7.62%	4.74%	11.54%	23.90	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.28%	1.20%	1.20%	1.36	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.15%	1.15%	1.15%	1.15	%(d)
Expenses net of all reductions (g)	1.13%	1.13%	1.14%	1.15	%(d)
Investment income (loss)—net before expense reductions (e)	(0.86)%	(0.71)%	(0.77)%	(0.92	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	(0.73)%	(0.66)%	(0.72)%	(0.71	)%(d)
Investment income (loss)—net of all reductions (g)	(0.71)%	(0.64)%	(0.71)%	(0.71	)%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$37,009	$42,541	$79,235	$68,647
Portfolio turnover rate	64%	63%	48%	114	%(c)

See Notes to Financial Statements.
75

MLIG Variable Insurance Trust
Financial Highlights (continued)

	Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
	June 29, 2006* to December 31, 2006
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Investment income (loss)—net (a)(g)	0.15
Realized and unrealized gain (loss) on investments—net	0.08
Total from investment operations	0.23
Distributions to shareholders from:
Investment income—net	—
Realized gains—net	—
Total distributions	—
Net asset value, end of period	$10.23
Total Return (b)	2.30	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	3.38	%(d)
Expenses net of waivers and reimbursements, if any (f)(h)	2.84	%(d)
Expenses net of all reductions (g)(h)	2.84	%(d)
Investment income (loss)—net before expense reductions (e)	2.51	%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	3.05	%(d)
Investment income (loss)—net of all reductions (g)	3.05	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$17,606
Portfolio turnover rate	50	%(c)

	Roszel/Lord Abbett Bond Debenture Portfolio
	Year Ended December 31,				July 1, 2002* to December 31,
	2006	2005	2004	2003	2002
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$11.14	$11.74	$11.48	$10.38	$10.00
Investment income (loss)—net (a)(g)	0.59	0.59	0.60	0.64	0.27
Realized and unrealized gain (loss) on investments—net	0.37	(0.34)	0.35	1.08	0.30
Total from investment operations	0.96	0.25	0.95	1.72	0.57
Distributions to shareholders from:
Investment income—net	(0.62)	(0.62)	(0.62)	(0.61)	(0.19)
Realized gains—net	(0.24)	(0.23)	(0.07)	(0.01)	—
Total distributions	(0.86)	(0.85)	(0.69)	(0.62)	(0.19)
Net asset value, end of period	$11.24	$11.14	$11.74	$11.48	$10.38
Total Return (b)	9.16%	2.23%	8.14%	17.02%	5.74	%(c)
Ratios to Average Net Assets:
Expenses before expense reductions (e)	1.52%	1.39%	1.47%	2.15%	13.76	%(d)
Expenses net of waivers and reimbursements, if any (f)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Expenses net of all reductions (g)	1.10%	1.10%	1.10%	1.10%	1.10	%(d)
Investment income (loss)—net before expense reductions (e)	4.95%	4.91%	4.93%	4.72%	(7.40	)%(d)
Investment income (loss)—net of waivers and reimbursements, if any (f)	5.37%	5.20%	5.30%	5.77%	5.26	%(d)
Investment income (loss)—net of all reductions (g)	5.37%	5.20%	5.30%	5.77%	5.26	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$13,338	$12,270	$14,860	$16,794	$1,726
Portfolio turnover rate	41%	53%	87%	63%	22	%(c)

See Notes to Financial Statements.
76

MLIG Variable Insurance Trust
Financial Highlights (concluded)

Notes to Financial Highlights:

*  Commencement of investment operations.

†  Per share amount is less than $0.01.

(a)  Based on average shares outstanding during the respective periods.

(b)  Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at the net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.

(c)  Not annualized.

(d)  Annualized.

(e)  Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.

(f)  Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.

(g)  Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

(h)  The ratio of expenses to average net assets, net of waivers and reimbursements, was 1.85% for the period ended December 31, 2006 before including approximately 0.99% of dividend expense for securities sold short.

See Notes to Financial Statements.
77

MLIG Variable Insurance Trust
Notes to Financial Statements

1.  Significant Accounting Policies:

MLIG Variable Insurance Trust (the "Trust") is a statutory trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-five separate investment portfolios, each of which is, in effect, a separate mutual fund. Ten portfolios are included in this annual report consisting of Roszel/Marsico Large Cap Growth Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/JPMorgan Multi-Cap Market Neutral Portfolio and Roszel/Lord Abbett Bond Debenture Portfolio (the "Portfolios"). Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")), as funding vehicles for certain variable annuity and variable life insurance contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments—Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on the NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the J.P. Morgan Investor Services Co. (the "Administrator") if those prices are considered by the Administrator to be representative of market values as of the close of business of the New York Stock Exchange (the "NYSE") pursuant to procedures established by and under the supervision of the board of trustees; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the Administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business in the NYSE. Occasionally, events affecting the values of such securities may occur during such times. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees. Investments in other investment companies are valued at the daily closing net asset value of the respective investment company.

(b) New accounting pronouncements—In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition, measurement and disclosure of the tax positions taken or expected to be taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission notified investment

78

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

companies that the implementation of the Interpretation must be incorporated no later than the last day on which a NAV is calculated preceding the semi-annual reporting period. Management is currently evaluating the application of the Interpretation to the Portfolios, and has not yet determined the impact, if any, on the Portfolios' financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolios' financial statement disclosures.

(c) Short Sales—Roszel/JPMorgan Multi-Cap Market Neutral Portfolio enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. If the Portfolio shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Portfolio will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Portfolio. The Portfolio designates collateral consisting of liquid assets sufficient to collateralize the market value of short positions.

(d) Repurchase agreements—Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

(e) Foreign currency transactions—Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

(f) Security transactions and investment income—Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

(g) Expenses—Certain expenses have been allocated to the individual Portfolios of the Trust daily on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

(h) Dividends and distributions—Each Portfolio except Roszel/Lord Abbett Bond Debenture Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income.

79

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Roszel/Lord Abbett Bond Debenture Portfolio declares and pays dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(i) Taxes—Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.

Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital at December 31, 2006 as follows:

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Roszel/Marsico Large Cap Growth Portfolio	$(1)	$1	$—
Roszel/Lord Abbett Mid Cap Value Portfolio	(44,514)	27,283	17,231
Roszel/Seligman Mid Cap Growth Portfolio	169,838	(169,840)	2
Roszel/Allianz NFJ Small Cap Value Portfolio	(286,429)	253,258	33,171
Roszel/JPMorgan Small Cap Growth Portfolio	727,791	(727,791)	—
Roszel/Delaware Trend Portfolio	287,828	(287,828)	—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	2,471	(2,696)	225
Roszel/Lord Abbett Bond Debenture Portfolio	4,926	(4,926)	—

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of each Portfolio's next taxable year. For the period from November 1, 2006 to December 31, 2006, the following Portfolios incurred and elected to defer until January 1, 2007 for U.S. Federal income tax purposes net capital losses as stated below:

Portfolio	Post October Capital Losses
Roszel/Marsico Large Cap Growth Portfolio	$21,899
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	30,187

On December 31, 2006, the following Portfolios had unused capital losses available for Federal income tax purposes through the indicated expiration dates:

	Expiration Date December 31,
Portfolio	2011	2012	2013	2014
Roszel/Marsico Large Cap Growth Portfolio	$—	$—	$—	$15,284
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	—	—	—	41,872

The tax character of distributions paid were as follows:

	2006 Distributions Paid from		2005 Distributions Paid from
Portfolio	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Roszel/Marsico Large Cap Growth Portfolio	$85,741	$126,285	$3,644	$212,155
Roszel/Lord Abbett Affiliated Portfolio	745,958	1,529,522	2,722,322	697,405
Roszel/Allianz CCM Capital Appreciation Portfolio	4,312,811	17,751,237	814,135	1,315,954
Roszel/Lord Abbett Mid Cap Value Portfolio	1,583,382	19,789,516	1,425,607	12,620,834

80

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

	2006 Distributions Paid from		2005 Distributions Paid from
Portfolio	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Income Capital Gain
Roszel/Seligman Mid Cap Growth Portfolio	$4,417,924	$2,215,760	$1,144,530	$1,299,766
Roszel/Allianz NFJ Small Cap Value Portfolio	4,650,789	10,901,372	2,487,984	6,115,815
Roszel/JPMorgan Small Cap Growth Portfolio	1,417,325	4,658,676	—	11,793,697
Roszel/Delaware Trend Portfolio	6,267	5,112,615	—	904,551
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	—	—	N/A	N/A
Roszel/Lord Abbett Bond Debenture Portfolio	948,377	27,252	885,919	228,331

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
Roszel/Marsico Large Cap Growth Portfolio	$2,539	$—
Roszel/Lord Abbett Affiliated Portfolio	675,966	2,398,872
Roszel/Allianz CCM Capital Appreciation Portfolio	2,097,059	15,506,641
Roszel/Lord Abbett Mid Cap Value Portfolio	1,677,228	18,304,297
Roszel/Seligman Mid Cap Growth Portfolio	839,411	3,462,019
Roszel/Allianz NFJ Small Cap Value Portfolio	4,492,426	10,117,602
Roszel/JPMorgan Small Cap Growth Portfolio	5,712,631	6,227,216
Roszel/Delaware Trend Portfolio	356,573	4,248,714
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	220,467	—
Roszel/Lord Abbett Bond Debenture Portfolio	98,971	11,750

2.  Investment Advisory Fees and Other Transactions with Affiliates:

The Trust has entered into a management agreement with the Advisor. For the year ended December 31, 2006, the annual investment advisory fees as a percentage of average daily net assets were as follows:

Portfolio	Advisory Fee
Roszel/Marsico Large Cap Growth Portfolio	0.80%
Roszel/Lord Abbett Affiliated Portfolio	0.80
Roszel/Allianz CCM Capital Appreciation Portfolio	0.80
Roszel/Lord Abbett Mid Cap Value Portfolio	0.85
Roszel/Seligman Mid Cap Growth Portfolio	0.85
Roszel/Allianz NFJ Small Cap Value Portfolio	0.85
Roszel/JPMorgan Small Cap Growth Portfolio	0.95
Roszel/Delaware Trend Portfolio	0.85
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	1.50
Roszel/Lord Abbett Bond Debenture Portfolio	0.80

For the year ended December 31, 2006, the following Portfolios placed a portion of their portfolio transactions with brokerage firms affiliated with the Advisor:

Portfolio	Broker	Commissions Paid
Roszel/Marsico Large Cap Growth Portfolio	Merrill Lynch & Co.	$210
Roszel/Lord Abbett Affiliated Portfolio	Merrill Lynch & Co.	7,652
	Citation Financial Group	7,083
Roszel/Allianz CCM Capital Appreciation Portfolio	Merrill Lynch & Co.	18,334
	Citation Financial Group	84,551

81

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Portfolio	Broker	Commissions Paid
Roszel/Lord Abbett Mid Cap Value Portfolio	Merrill Lynch & Co.	$8,757
	Citation Financial Group	10,555
Roszel/Seligman Mid Cap Growth Portfolio	Merrill Lynch & Co.	2,415
	Citation Financial Group	86,024
Roszel/Allianz NFJ Small Cap Value Portfolio	Merrill Lynch & Co.	438
	Citation Financial Group	11,281
Roszel/JPMorgan Small Cap Growth Portfolio	Merrill Lynch & Co.	4,880
Roszel/Delaware Trend Portfolio	Merrill Lynch & Co.	759
	Citation Financial Group	10,274
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	Merrill Lynch & Co.	767

A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

Portfolio	Expense Reductions
Roszel/Marsico Large Cap Growth Portfolio	$140
Roszel/Lord Abbett Affiliated Portfolio	4,637
Roszel/Allianz CCM Capital Appreciation Portfolio	67,354
Roszel/Lord Abbett Mid Cap Value Portfolio	6,703
Roszel/Seligman Mid Cap Growth Portfolio	68,725
Roszel/Allianz NFJ Small Cap Value Portfolio	8,620
Roszel/JPMorgan Small Cap Growth Portfolio	283
Roszel/Delaware Trend Portfolio	7,601

Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

Average Daily Net Assets	Annual Fee or Rate
Up to $15,000,000	$7,500
Above $15,000,000 - $25,000,000	0.050%
Above $25,000,000 - $50,000,000	0.040%
Above $50,000,000 - $75,000,000	0.030%
Above $75,000,000	0.025%

The Trust's distributor is MLPF&S, an affiliate of the Advisor.

Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY, MLPF&S and Merrill Lynch Insurance Group, Inc.

3.  Investments:

Purchases and sales of investments, excluding short-term securities of the Portfolios, for the year ended December 31, 2006 were as follows:

Portfolio	Purchases	Sales
Roszel/Marsico Large Cap Growth Portfolio	$3,466,914	$2,629,014
Roszel/Lord Abbett Affiliated Portfolio	35,999,202	25,225,743
Roszel/Allianz CCM Capital Appreciation Portfolio	285,816,977	306,287,408
Roszel/Lord Abbett Mid Cap Value Portfolio	37,074,507	68,338,278
Roszel/Seligman Mid Cap Growth Portfolio	111,336,794	123,665,828
Roszel/Allianz NFJ Small Cap Value Portfolio	30,301,061	48,094,846
Roszel/JPMorgan Small Cap Growth Portfolio	69,762,836	87,111,122

82

MLIG Variable Insurance Trust
Notes to Financial Statements (continued)

Portfolio	Purchases	Sales
Roszel/Delaware Trend Portfolio	$25,347,048	$33,399,314
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	9,143,545	5,467,410
Roszel/Lord Abbett Bond Debenture Portfolio	5,744,846	5,044,663

As of December 31, 2006, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Portfolio	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Roszel/Marsico Large Cap Growth Portfolio	$4,998,066	$732,160	$(62,601)	$669,559
Roszel/Lord Abbett Affiliated Portfolio	51,881,714	7,159,244	(278,873)	6,880,371
Roszel/Allianz CCM Capital Appreciation Portfolio	152,430,173	16,706,638	(1,534,231)	15,172,407
Roszel/Lord Abbett Mid Cap Value Portfolio	124,605,310	32,339,760	(1,967,970)	30,371,790
Roszel/Seligman Mid Cap Growth Portfolio	47,786,353	4,201,542	(813,154)	3,388,388
Roszel/Allianz NFJ Small Cap Value Portfolio	90,652,350	23,866,262	(2,041,991)	21,824,271
Roszel/JPMorgan Small Cap Growth Portfolio	67,987,360	12,257,442	(2,688,994)	9,568,448
Roszel/Delaware Trend Portfolio	31,608,068	7,658,655	(2,186,796)	5,471,859
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	15,425,248	1,338,232	(317,122)	1,021,110
Roszel/Lord Abbett Bond Debenture Portfolio	12,967,909	498,819	(278,153)	220,666

4.  Expense Limitation:

The Trust and the Advisor have entered into an expense limitation agreement whereby the Advisor agrees to waive fees payable to it and, if necessary, reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

Portfolio	Voluntary Expense Limitations
Roszel/Marsico Large Cap Growth Portfolio	1.10%
Roszel/Lord Abbett Affiliated Portfolio	1.10
Roszel/Allianz CCM Capital Appreciation Portfolio	1.10
Roszel/Lord Abbett Mid Cap Value Portfolio	1.15
Roszel/Seligman Mid Cap Growth Portfolio	1.15
Roszel/Allianz NFJ Small Cap Value Portfolio	1.15
Roszel/JPMorgan Small Cap Growth Portfolio	1.25
Roszel/Delaware Trend Portfolio	1.15
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio*	1.85
Roszel/Lord Abbett Bond Debenture Portfolio	1.10

*  Dividend expense on short positions is not considered an operating expense for purposes of determining expense limitations.

83

MLIG Variable Insurance Trust
Notes to Financial Statements (concluded)

The expense limitation is affected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended December 31, 2006 advisory fee waivers and expense reimbursements were as follows:

Portfolio	Advisory Fees Waived	Expense Reimbursement
Roszel/Marsico Large Cap Growth Portfolio	$36,394	$9,721
Roszel/Lord Abbett Affiliated Portfolio	39,142	—
Roszel/Seligman Mid Cap Growth Portfolio	24,580	—
Roszel/JPMorgan Small Cap Growth Portfolio	18,909	—
Roszel/Delaware Trend Portfolio	51,252	—
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	38,701	—
Roszel/Lord Abbett Bond Debenture Portfolio	53,432	—

In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years.

For the year ended December 31, 2006, the Advisor received the following recoupment fees:

Portfolio	Expense Reimbursement
Roszel/Lord Abbett Mid Cap Value Portfolio	$25,380
Roszel/Allianz NFJ Small Cap Value Portfolio	10,701

As of December 31, 2006 the remaining maximum amounts recoverable by the Advisor over the next three years under the expense limitation agreement are as follows:

	Amount Eligible through			Total Eligible for
Portfolio	2007	2008	2009	Reimbursement
Roszel/Marsico Large Cap Growth Portfolio	$49,578	$39,930	$46,115	$135,623
Roszel/Lord Abbett Affiliated Portfolio	55,919	40,231	39,142	135,292
Roszel/Lord Abbett Mid Cap Value Portfolio	15,536	—	—	15,536
Roszel/Seligman Mid Cap Growth Portfolio	40,373	25,382	27,029	92,784
Roszel/Allianz NFJ Small Cap Value Portfolio	27,189	238	—	27,427
Roszel/JPMorgan Small Cap Growth Portfolio	34,730	15,823	20,196	70,749
Roszel/Delaware Trend Portfolio	36,892	35,113	48,234	120,239
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio	—	—	38,701	38,701
Roszel/Lord Abbett Bond Debenture Portfolio	55,305	42,953	53,432	151,690

84

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
MLIG Variable Insurance Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MLIG Variable Insurance Trust (the "Trust"), consisting of Roszel/Marsico Large Cap Growth Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/JPMorgan Multi-Cap Market Neutral Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio (collectively the "Portfolios"), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios of MLIG Variable Insurance Trust as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 16, 2007

85

Trust Management
Trustees and Officers

The Trust's board of trustees is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of the Advisor, other Advisors, the custodian, administrator, and other service providers.

The following information is provided for each trustee and officer of the Trust as of December 31, 2006.

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*

Independent Trustees

Robert M. Bordeman 1700 Merrill Lynch Drive Pennington, NJ 08534 (50)	Trustee	Indefinite term since June 5, 2002	1995 - Present, Chief Executive Officer, Safeway Insurance Group	25	None

Lisa Wilhelm Haag 1700 Merrill Lynch Drive Pennington, NJ 08534 (48)	Trustee	Indefinite term since September 7, 2005	2001 - Present, Vice President, Trustmark Insurance 1995-2000, Senior Vice President, Banc One Capital Markets (currently J.P. Morgan Securities)	25	None

Kevin J. Tierney 1700 Merrill Lynch Drive Pennington, NJ 08534 (55)	Trustee Chairperson of the Board	Indefinite term since June 5, 2002 Indefinite term since March 2006	1999 - Present, Kevin J. Tierney, Attorney at Law	25	None

86

Trust Management
Trustees and Officers (continued)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*

Officers

Deborah J. Adler 1700 Merrill Lynch Drive Pennington, NJ 08534 (45)	President Senior Vice President Trustee	Indefinite term since March 2006 September 7, 2005 to March 2006 May 2003 to September 2005	January 6, 2006 to Present, President, Chairperson of the Board, Chief Executive Officer and Chief Actuary, Merrill Lynch Insurance Group, Inc.
February 2005 - January 6, 2006, First Vice President, Chief Actuary and Director of Product Development, Actuarial & Funds Management, Merrill Lynch Insurance Group, Inc.
April 2003 - January 2005, Senior Vice President, Chief Actuary and Director of Product Development, Actuarial & Funds Management, Merrill Lynch Insurance Group, Inc.
September 2000 - March 2003, Vice President and Chief Actuary, Merrill Lynch Insurance Group, Inc.
1994 - 2000, Vice President and Financial Actuary, Merrill Lynch Insurance Group, Inc.	N/A	N/A

87

Trust Management
Trustees and Officers (concluded)

Name, Address and (Age)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee*
J. David Meglen 1700 Merrill Lynch Drive Pennington, NJ 08534 (43)	Vice President	Indefinite term since June 5, 2002	April 2002 - Present, Vice President and Chief Operating Officer, Roszel Advisors, LLC
April 2001 - April 2002, Director, Offshore Mutual Funds Marketing, Merrill Lynch Investment Managers, L.P.
			January 2000 - March 2001, Director, New Business Development, Defined and Managed Funds, Merrill Lynch & Co., Inc.	N/A	N/A

Ann M. Strootman 1700 Merrill Lynch Drive Pennington, NJ 08534 (44)	Treasurer and Chief Financial Officer	Indefinite term since July 13, 2006	October 2005 - Present, Vice President, Reporting, Planning & Analysis, Merrill Lynch Insurance Group
April 2004 - September 2005, Independent Consultant
			May 1991 - March 2004, Vice President & Controller, Penn Mutual Life Insurance Company	N/A	N/A

Barry G. Skolnick 1700 Merrill Lynch Drive Pennington, NJ 08534 (55)	Chief Compliance Officer and Secretary	Indefinite term since June 21, 2005	1990 - Present, Senior Vice President, General Counsel to Merrill Lynch Insurance Group, Inc.	N/A	N/A

Frances C. Grabish 1700 Merrill Lynch Drive Pennington, NJ 08534 (39)	Assistant Secretary	Indefinite term since June 5, 2002	1999 - Present, Vice President and Senior Counsel, Merrill Lynch Insurance Group, Inc.	N/A	N/A

*  "Other Directorships'' lists directorships held in Companies subject to the registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies.

88

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2006, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders are approximated as follows:

Portfolio	Dividends Received Deduction
Roszel/Marsico Large Cap Growth Portfolio	36.78%
Roszel/Lord Abbett Affiliated Portfolio	89.03
Roszel/Allianz CCM Capital Appreciation Portfolio	45.38
Roszel/Lord Abbett Mid Cap Value Portfolio	100.00
Roszel/Seligman Mid Cap Growth Portfolio	5.47
Roszel/Allianz NFJ Small Cap Value Portfolio	39.29

For the year ended December 31, 2006, the percentage of income earned from direct treasury obligations are approximated as follows:

Portfolio	Direct Treasury Obligations
Roszel/JPMorgan Small Cap Growth Portfolio	9.00%
Roszel/Lord Abbett Bond Debenture Portfolio	1.89

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return:

Portfolio	Long-Term Capital Gain 20%
Roszel/Marsico Large Cap Growth Portfolio	$126,285
Roszel/Lord Abbett Affiliated Portfolio	1,529,522
Roszel/Allianz CCM Capital Appreciation Portfolio	17,751,237
Roszel/Lord Abbett Mid Cap Value Portfolio	19,789,516
Roszel/Seligman Mid Cap Growth Portfolio	2,215,760
Roszel/Allianz NFJ Small Cap Value Portfolio	10,901,372
Roszel/JPMorgan Small Cap Growth Portfolio	4,658,676
Roszel/Delaware Trend Portfolio	5,112,615
Roszel/Lord Abbett Bond Debenture Portfolio	27,252

89

Intentionally Left Blank

Trustees and Officers

Kevin J. Tierney
Independent Trustee and
Chairperson of the Board

Robert M. Bordeman
Independent Trustee

Lisa Wilhelm Haag
Independent Trustee

Deborah J. Adler
President

J. David Meglen
Vice-President

Ann M. Strootman
Treasurer and Chief Financial Officer

Barry G. Skolnick
Secretary and Chief Compliance Officer

Frances C. Grabish
Assistant Secretary

Investment Manager

Roszel Advisors, LLC
1700 Merrill Lynch Drive
Pennington, New Jersey 08534

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

Custodian

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

Administrator

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

Legal Counsel

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or by writing to the MLIG Service Center at
P.O. Box 44222, Jacksonville, Florida 32231-4222.

This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust's portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC's website at http://www.sec.gov.

MLIG Variable Insurance Trust

P.O. Box 44222

Jacksonville, Florida 32231-4222   # 101198RR-1206

Item 2. Code Of Ethics.

As of the end of the period, December 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-535-5549.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Robert Bordeman is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Bordeman is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for MLIG Variable Insurance Trust by Deloitte & Touche LLP for the years ended December 31, 2006 and 2005 were:

	2006	2005
Audit Fees (a)	$435,000	$398,000
Audit Related Fees (b)	0	0
Tax Fees (c)	60,000	52,800
All Other Fees (d)	0	0
	$495,000	$450,800

(a)                                  Audit Fees: These fees relate to professional services rendered by Deloitte & Touche LLP for the audits of the Trust’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements.  These services include the audits of the financial statements of the Portfolios, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)                                 Audit Related Fees: These fees relate to assurance and related services by Deloitte & Touche LLP related to attest services in connection with December 31, 2006 annual financial statements.

(c)                                 Tax Fees: These fees relate to professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice and tax planning.  The tax services provided by Deloitte & Touche LLP related to the preparation of the Portfolios’ federal and state income tax returns, excise tax calculations and returns, and a review of the Portfolios’ calculations of capital gain and income distributions.

(d)                                 All Other Fees: These fees relate to products and services provided by Deloitte & Touche LLP other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2006 and 2005.

(e)(1)                   The registrant’s Audit Committee Charter provides that the Audit Committee has the duty and power to pre-approve audit and non-audit services provided by the independent registered public accounting firm as required by law; provided, however, that the Chairman of the Audit Committee shall have the authority to grant pre-approvals of audit and non-audit services subject to the requirement that any such pre-approval shall be presented to the full Audit Committee at its next scheduled meeting.

(e)(2)                   0%

(f)                                   N/A

(g)                                2006 – $3,100,000

2005 – $7,700,000

(h)                                The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule Of Investments

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not Applicable.

Item 10. Submission Of Matters To A Vote Of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls And Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                 Not Applicable – See Item 2 Above.

(b)(1)                Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with Form N-CSR are attached hereto.

(b)(2)                Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLIG Variable Insurance Trust

By:
/s/ Deborah J. Adler
Deborah J. Adler
Chief Executive Officer
March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Deborah J. Adler
Deborah J. Adler
Chief Executive Officer
March 5, 2007

By:
/s/ Ann M. Strootman
Ann M. Strootman
Treasurer and Chief Financial Officer
March 5, 2007